As filed with the Securities and Exchange Commission on October 30, 2017


                                                              File Nos. 33-76598
                                                                       811-08426

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       __________________________________

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.


                       Post-Effective Amendment No. 42        X


                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               Amendment No. 43               X


              ____________________________________________________

                       AB INTERNATIONAL GROWTH FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

             1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

              Registrant's Telephone Number, including Area Code:
                                 (800) 221-5672
                 ______________________________________________

                                EMILIE D. WRAPP
                             AllianceBernstein L.P.
                          1345 Avenue of the Americas
                            New York, New York 10105
                    (Name and address of agent for service)

                          Copies of communications to:
                                 Paul M. Miller
                              Seward & Kissel LLP
                                901 K Street, N.W.
                                   Suite 800
                              Washington, DC 20001

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)


       [_]     immediately upon filing pursuant to paragraph (b)
       [X]     on October 31, 2017 pursuant to paragraph (b)
       [_]     60 days after filing pursuant to paragraph (a)(1)
       [_]     on (date) pursuant to paragraph (a)(1)
       [_]     75 days after filing pursuant to paragraph (a)(2)
       [_]     on (date) pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:

___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[A/B]
[LOGO]/R/
PROSPECTUS  |  OCTOBER 31, 2017


(Shares Offered--Exchange Ticker Symbol)

    AB Growth Fund
    (Class A-AGRFX; Class B-AGBBX; Class C-AGRCX;
     Class R-AGFRX; Class K-AGFKX; Class I-AGFIX;
     Advisor Class-AGRYX)

    AB Large Cap Growth Fund
    (Class A-APGAX; Class B-APGBX; Class C-APGCX;
     Class R-ABPRX; Class K-ALCKX; Class I-ALLIX;
     Advisor Class-APGYX; Class Z-APGZX)

    AB Concentrated Growth Fund
    (Class A-WPASX; Class C-WPCSX; Class R-WPRSX;
     Class K-WPSKX; Class I-WPSIX; Advisor
     Class-WPSGX; Class Z-WPSZX)

    AB Discovery Growth Fund
    (Class A-CHCLX; Class B-CHCBX; Class C-CHCCX;
     Class R-CHCRX; Class K-CHCKX; Class I-CHCIX;
     Advisor Class-CHCYX; Class Z-CHCZX)

    AB Small Cap Growth Portfolio
    (Class A-QUASX; Class B-QUABX; Class C-QUACX;
     Class R-QUARX; Class K-QUAKX; Class I-QUAIX;
     Advisor Class-QUAYX; Class Z-QUAZX)

    AB Select US Equity Portfolio
    (Class A-AUUAX; Class C-AUUCX; Advisor
     Class-AUUYX; Class R-AUURX; Class K-AUUKX;
     Class I-AUUIX)

    AB Select US Long/Short Portfolio
    (Class A-ASLAX; Class C-ASCLX; Advisor
     Class-ASYLX; Class R-ASRLX; Class K-ASLKX;
     Class I-ASILX)

    AB Sustainable Global Thematic Fund
    (Class A-ALTFX; Class B-ATEBX; Class C-ATECX;
     Class R-ATERX; Class K-ATEKX; Class I-AGTIX;
     Advisor Class-ATEYX)

    AB International Growth Fund
    (Class A-AWPAX; Class B-AWPBX; Class C-AWPCX;
     Class R-AWPRX; Class K-AWPKX; Class I-AWPIX;
     Advisor Class-AWPYX)

    AB Global Core Equity Portfolio
    (Class A-GCEAX; Class C-GCECX; Advisor Class-GCEYX)

    AB International Strategic Core Portfolio
    (Class A-ISARX; Class C-ISCRX; Advisor Class-ISRYX)

    AB Concentrated International Growth Portfolio
    (Class A-CIAGX; Class C-CICGX; Advisor Class-CIGYX)


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED

ARE NOT FDIC INSURED
MAY LOSE VALUE
ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                           Page
SUMMARY INFORMATION.......................................................   4

  AB GROWTH FUND..........................................................   4

  AB LARGE CAP GROWTH FUND................................................   8

  AB CONCENTRATED GROWTH FUND.............................................  12

  AB DISCOVERY GROWTH FUND................................................  16

  AB SMALL CAP GROWTH PORTFOLIO...........................................  20

  AB SELECT US EQUITY PORTFOLIO...........................................  24

  AB SELECT US LONG/SHORT PORTFOLIO.......................................  28

  AB SUSTAINABLE GLOBAL THEMATIC FUND.....................................  33

  AB INTERNATIONAL GROWTH FUND............................................  38

  AB GLOBAL CORE EQUITY PORTFOLIO.........................................  42

  AB INTERNATIONAL STRATEGIC CORE PORTFOLIO...............................  46

  AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO..........................  50

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS.............  55

INVESTING IN THE FUNDS....................................................  65

  How to Buy Shares.......................................................  65

  The Different Share Class Expenses......................................  66

  Sales Charge Reduction Programs for Class A Shares......................  68

  CDSC Waivers and Other Programs.........................................  69

  Choosing a Share Class..................................................  69

  Payments to Financial Advisors and Their Firms..........................  70

  How to Exchange Shares..................................................  71

  How to Sell or Redeem Shares............................................  71

  Frequent Purchases and Redemptions of Fund Shares.......................  72

  How the Funds Value Their Shares........................................  74

MANAGEMENT OF THE FUNDS...................................................  75

DIVIDENDS, DISTRIBUTIONS AND TAXES........................................  82

GENERAL INFORMATION.......................................................  83

GLOSSARY OF INVESTMENT TERMS..............................................  84

FINANCIAL HIGHLIGHTS......................................................  85

APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION............... A-1

APPENDIX B--FINANCIAL INTERMEDIARY WAIVERS................................ B-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

AB GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 68 of this Prospectus, in Appendix B--Financial Intermediary Waivers and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 129 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                CLASS B SHARES                               CLASS
                                                   CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K AND I
                                                   SHARES     TO NEW INVESTORS)    SHARES       SHARES       SHARES
---------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                 4.25%           None            None         None         None
---------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                       None(a)         4.00%(b)        1.00%(c)     None         None
---------------------------------------------------------------------------------------------------------------------
Exchange Fee                                        None            None            None         None         None
---------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                              CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 .75%    .75%    .75%       .75%       .75%    .75%    .75%
Distribution and/or Service (12b-1) Fees                        .25%   1.00%   1.00%       None       .50%    .25%    None
Other Expenses:
  Transfer Agent                                                .18%    .19%    .20%       .18%       .26%    .20%    .02%
  Other Expenses                                                .07%    .07%    .07%       .07%       .07%    .07%    .08%
                                                              ------  ------  ------     ------     ------  ------  ------
Total Other Expenses                                            .25%    .26%    .27%       .25%       .33%    .27%    .10%
                                                              ------  ------  ------     ------     ------  ------  ------
Acquired Fund Fees and Expenses                                 .01%    .01%    .01%       .01%       .01%    .01%    .01%
                                                              ------  ------  ------     ------     ------  ------  ------
Total Annual Fund Operating Expenses                           1.26%   2.02%   2.03%      1.01%      1.59%   1.28%    .86%
                                                              ======  ======  ======     ======     ======  ======  ======
Fee Waiver and/or Expense Reimbursement(d)                    (.01)%  (.01)%  (.01)%     (.01)%     (.01)%  (.01)%  (.01)%
                                                              ------  ------  ------     ------     ------  ------  ------
Total Annual Fund Operating Expenses After Fee Wavier and/or
 Expense Reimbursement                                         1.25%   2.01%   2.02%      1.00%      1.58%   1.27%    .85%
                                                              ======  ======  ======     ======     ======  ======  ======
---------------------------------------------------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.


(c)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(d)In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                  CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------
After 1 Year      $  547  $  604  $  305     $  102     $  161  $  129  $   87
After 3 Years     $  807  $  833  $  636     $  321     $  501  $  405  $  273
After 5 Years     $1,086  $1,087  $1,092     $  557     $  865  $  701  $  476
After 10 Years    $1,882  $2,152  $2,358     $1,235     $1,888  $1,544  $1,060
-------------------------------------------------------------------------------


For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period.


                                                                CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                                    $  204  $  205
After 3 Years                                                   $  633  $  636
After 5 Years                                                   $1,087  $1,092
After 10 Years                                                  $2,152  $2,358
-------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 54% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Fund invests primarily in a domestic portfolio of equity securities of companies selected by the Fund's Adviser for their growth potential within various market sectors. When selecting securities, the Adviser looks for companies that have experienced management teams, strong market positions, and the potential to deliver greater-than-expected earnings growth rates.

In managing the Fund, the Adviser allocates investments among broad sector groups and selects specific investments based on the fundamental company research conducted by the Adviser's internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Adviser's research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and clear competitive advantages.

The Fund has the flexibility to invest across the capitalization spectrum. The Fund is designed for those seeking exposure to companies of various sizes, and typically has substantial investments in both large-capitalization companies and mid-capitalization companies, and may also invest in small-capitalization companies.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds ("ETFs"). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value, or NAV.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2017, the year-to-date unannualized return for Class A shares was 24.11%.

                                    [CHART]


  07       08      09      10       11     12      13       14      15      16
------  -------  ------  ------   -----  ------  ------   ------   -----   -----
12.76%  -43.38%  35.05%  14.95%   1.04%  13.34%  33.41%   12.89%   8.81%   1.46%




During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 15.47%, 1ST QUARTER, 2012; AND WORST QUARTER WAS DOWN -22.97%, 4TH QUARTER, 2008.

PERFORMANCE TABLE*
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                        1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
Class A**      Return Before Taxes                      -2.86% 12.53%   6.09%
               ---------------------------------------------------------------
               Return After Taxes on Distributions      -3.09% 11.75%   5.72%
               ---------------------------------------------------------------
               Return After Taxes on Distributions and
               Sale of Fund Shares                      -1.42% 10.01%   4.90%
-------------------------------------------------------------------------------
Class B        Return Before Taxes                      -3.30% 12.60%   5.87%
-------------------------------------------------------------------------------
Class C        Return Before Taxes                      -0.31% 12.66%   5.77%
-------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                       1.70% 13.83%   6.87%
-------------------------------------------------------------------------------
Class R        Return Before Taxes                       1.14% 13.23%   6.38%
-------------------------------------------------------------------------------
Class K        Return Before Taxes                       1.47% 13.60%   6.72%
-------------------------------------------------------------------------------
Class I        Return Before Taxes                       1.83% 13.97%   7.07%
-------------------------------------------------------------------------------
Russell 3000(R) Growth Index (reflects no deduction
for fees, expenses, or taxes)                            7.39% 14.44%   8.28%
-------------------------------------------------------------------------------


* Includes the impact of proceeds of a residual distribution relating to regulatory settlements, which enhanced the performance of all share classes of the Fund for the 1-Year period ended July 31, 2016, by 0.22%.

**After-tax returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Bruce K. Aronow           Since 2013      Senior Vice President of the Adviser

Frank V. Caruso           Since 2008      Senior Vice President of the Adviser

John H. Fogarty           Since 2013      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 54 in this Prospectus.

AB LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 68 of this Prospectus, in Appendix B--Financial Intermediary Waivers and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 129 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                CLASS B SHARES                                 CLASS
                                                   CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, I AND Z
                                                   SHARES     TO NEW INVESTORS)    SHARES       SHARES        SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                 4.25%           None            None         None          None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                       None(a)         4.00%(b)        1.00%(c)     None          None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                        None            None            None         None          None
------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                       CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
----------------------------------------------------------------------------------------------------------------------------
Management Fees(d)                                       .59%    .59%    .59%       .59%       .59%    .59%    .59%    .59%
Distribution and/or Service (12b-1) Fees                 .25%   1.00%   1.00%       None       .50%    .25%    None    None
Other Expenses:
  Transfer Agent                                         .13%    .18%    .14%       .13%       .26%    .20%    .11%    .02%
  Other Expenses                                         .03%    .03%    .03%       .03%       .03%    .03%    .03%    .02%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Total Other Expenses                                     .16%    .21%    .17%       .16%       .29%    .23%    .14%    .04%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Acquired Fund Fees and Expenses                          .02%    .02%    .02%       .02%       .02%    .02%    .02%    .02%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses                    1.02%   1.82%   1.78%       .77%      1.40%   1.09%    .75%    .65%
                                                       ======  ======  ======     ======     ======  ======  ======  ======
Fee Waiver and/or Expense Reimbursement(e)             (.02)%  (.02)%  (.02)%     (.02)%     (.02)%  (.02)%  (.02)%  (.02)%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver
 and/or Expense Reimbursement                           1.00%   1.80%   1.76%       .75%      1.38%   1.07%    .73%    .63%
                                                       ======  ======  ======     ======     ======  ======  ======  ======
----------------------------------------------------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.


(c)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(d)Restated to reflect current management fees, which became effective on February 3, 2017.

(e)In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                  CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------
After 1 Year      $  523  $  583  $  279      $ 77      $  140  $  109   $ 75    $ 64
After 3 Years     $  734  $  771  $  558      $244      $  441  $  345   $238    $206
After 5 Years     $  962  $  983  $  963      $426      $  764  $  599   $415    $360
After 10 Years    $1,618  $1,926  $2,093      $952      $1,678  $1,327   $928    $809
---------------------------------------------------------------------------------------


For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                                                CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                                    $  183  $  179
After 3 Years                                                   $  571  $  558
After 5 Years                                                   $  983  $  963
After 10 Years                                                  $1,926  $2,093
-------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 60% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Fund invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Fund invests primarily in the domestic equity securities of companies selected by the Fund's Adviser for their growth potential within various market sectors. The Fund emphasizes investments in large, seasoned companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies.


For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from approximately $2.16 billion to $750.90 billion as of June 30, 2017, the Fund normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.


The Adviser expects that normally the Fund's portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities.

The investment team allocates the Fund's investments among broad sector groups based on the fundamental company research conducted by the Adviser's internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The investment team may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies' potential for growth within a sector matures and new trends for growth emerge.

The Adviser's research focus is in companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.

The Fund may, at times, invest in shares of exchange-traded funds ("ETFs") in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.


The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS

.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.


.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value, or NAV.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2017, the year-to-date unannualized return for Class A shares was 22.77%.

                                    [CHART]


  07        08      09     10       11      12      13      14      15      16
------   -------  ------  -----   ------  ------  ------  ------  ------   -----
13.77%   -31.66%  41.15%  9.41%   -0.89%  18.08%  36.92%  13.56%  10.51%   2.79%




During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 16.94%, 1ST QUARTER, 2012; AND WORST QUARTER WAS DOWN -15.76%, 3RD QUARTER, 2011.

PERFORMANCE TABLE*
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                        1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
Class A**      Return Before Taxes                      -1.58% 14.83%   9.04%
               ---------------------------------------------------------------
               Return After Taxes on Distributions      -2.20% 13.26%   8.29%
               ---------------------------------------------------------------
               Return After Taxes on Distributions and
               Sale of Fund Shares                      -0.38% 11.83%   7.37%
-------------------------------------------------------------------------------
Class B        Return Before Taxes                      -1.95% 14.88%   8.77%
-------------------------------------------------------------------------------
Class C        Return Before Taxes                       1.02% 14.95%   8.66%
-------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                       3.04% 16.12%   9.78%
-------------------------------------------------------------------------------
Class R        Return Before Taxes                       2.41% 15.47%   9.26%
-------------------------------------------------------------------------------
Class K        Return Before Taxes                       2.74% 15.82%   9.59%
-------------------------------------------------------------------------------
Class I        Return Before Taxes                       3.09% 16.23%   9.97%
-------------------------------------------------------------------------------
Class Z***     Return Before Taxes                       3.17% 16.16%   9.81%
-------------------------------------------------------------------------------
Russell 1000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)     7.08% 14.50%   8.33%
-------------------------------------------------------------------------------


* Includes the impact of proceeds of a residual distribution relating to regulatory settlements, which enhanced the performance of all share classes of the Fund for the 1-Year period ended July 31, 2016, by 0.38%.

** After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***Inception date for Class Z shares: 7/1/15. Performance information for periods prior to the inception of Class Z shares is the performance of the Fund's Class A shares adjusted to reflect the expense ratio of Class Z shares.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Frank V. Caruso           Since 2012      Senior Vice President of the Adviser

Vincent C. Dupont         Since 2012      Senior Vice President of the Adviser

John H. Fogarty           Since 2012      Senior Vice President of the Adviser

Karen A. Sesin            Since 2016      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 54 in this Prospectus.

AB CONCENTRATED GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 68 of this Prospectus, in Appendix B--Financial Intermediary Waivers and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 129 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                      CLASS
                                 CLASS A  CLASS C   ADVISOR CLASS R, K, I AND Z
                                 SHARES   SHARES       SHARES        SHARES
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering
price)                            4.25%    None         None          None
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load)
(as a percentage of offering
price or redemption proceeds,
whichever is lower)               None(a)  1.00%(b)     None          None
-------------------------------------------------------------------------------
Exchange Fee                      None     None         None          None
-------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                              CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 .80%    .80%       .80%       .80%    .80%    .80%    .80%
Distribution and/or Service (12b-1) Fees                        .25%   1.00%       None       .50%    .25%    None    None
Other Expenses:
  Transfer Agent                                                .05%    .05%       .05%       .06%    .05%    .02%    .02%
  Other Expenses                                                .12%    .12%       .12%       .11%    .12%    .14%    .12%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Other Expenses                                            .17%    .17%       .17%       .17%    .17%    .16%    .14%
                                                              ------  ------     ------     ------  ------  ------  ------
Acquired Fund Fees and Expenses                                 .01%    .01%       .01%       .01%    .01%    .01%    .01%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses                           1.23%   1.98%       .98%      1.48%   1.23%    .97%    .95%
                                                              ======  ======     ======     ======  ======  ======  ======
Fee Waiver and/or Expense Reimbursement(c)                    (.01)%  (.01)%     (.01)%     (.01)%  (.01)%  (.01)%  (.01)%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                         1.22%   1.97%       .97%      1.47%   1.22%    .96%    .94%
                                                              ======  ======     ======     ======  ======  ======  ======
---------------------------------------------------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.


(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(c)In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waivers are in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                  CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-------------------------------------------------------------------------------
After 1 Year      $  544  $  300*    $   99     $  150  $  124  $   98  $   96
After 3 Years     $  798  $  620     $  311     $  467  $  389  $  308  $  302
After 5 Years     $1,071  $1,067     $  541     $  807  $  675  $  535  $  525
After 10 Years    $1,850  $2,305     $1,200     $1,768  $1,488  $1,189  $1,165
-------------------------------------------------------------------------------


*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Adviser seeks to achieve the Fund's investment objective of long-term growth of capital by investing primarily in common stocks of listed U.S. companies. The Adviser employs an appraisal method that attempts to measure each prospective company's quality and growth rate by numerous factors. Such factors include: a company's record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Fund's Adviser, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company's securities. The Adviser compares these results to the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry group, but also against a broad spectrum of investments. While the Fund primarily invests in companies that have market capitalizations of $5 billion or more, it may invest in companies that have market capitalizations of $3 billion to $5 billion.

The Fund invests in a relatively small number of individual stocks. The Fund is considered to be "non-diversified", which means that the securities laws do not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended (the "Code")).

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the equity markets fluctuate. The value of the Fund's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value, or NAV.

.. CAPITALIZATION RISK: Investments in mid-capitalization companies may be more volatile and less liquid than investments in large-capitalization companies.

.. NON-DIVERSIFICATION RISK: The Fund may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's NAV.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

The information shown below reflects the historical performance of the W.P. Stewart & Co. Growth Fund and that fund's predecessor (together the "Predecessor Fund") prior to the reorganization of the Predecessor Fund into Advisor Class shares of the Fund on February 28, 2014. The Predecessor Fund and the Fund have substantially similar investment strategies and the same portfolio management team.

BAR CHART

The annual returns in the bar chart are for the Predecessor Fund's shares for periods prior to its reorganization into Advisor Class shares of the Fund. Through September 30, 2017, the year-to-date unannualized return for Advisor Class shares was 18.52%.


                                    [CHART]


  07        08      09      10     11      12       13       14      15     16
------   -------  ------  ------  -----  ------   ------   ------   -----  -----
-0.04%   -31.06%  32.64%  12.60%  0.81%  15.87%   36.44%   13.09%   1.32%  5.36%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 17.10%, 1ST QUARTER, 2012; AND WORST QUARTER WAS DOWN -20.33%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                        1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
Class A*/,/**  Return Before Taxes                       0.65% 12.55%   6.37%
               ---------------------------------------------------------------
               Return After Taxes on Distributions       0.55% 12.09%   5.84%
               ---------------------------------------------------------------
               Return After Taxes on Distributions and
               Sale of Fund Shares                       0.46%  9.99%   5.07%
-------------------------------------------------------------------------------
Class C*       Return Before Taxes                       3.35% 12.69%   6.03%
-------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                       5.36% 13.80%   7.07%
-------------------------------------------------------------------------------
Class R*       Return Before Taxes                       4.86% 13.25%   6.53%
-------------------------------------------------------------------------------
Class K*       Return Before Taxes                       5.17% 13.54%   6.84%
-------------------------------------------------------------------------------
Class I*       Return Before Taxes                       5.43% 13.83%   7.09%
-------------------------------------------------------------------------------
Class Z*       Return Before Taxes                       5.44% 13.82%   7.08%
-------------------------------------------------------------------------------
S&P 500(R) Index
(reflects no deduction for fees, expenses, or taxes)    11.96% 14.66%   6.95%
-------------------------------------------------------------------------------


* Inception date for Class A, Class C, Class R, Class K, Class I and Class Z shares: 2/28/14. Performance information for periods prior to the inception of Class A, Class C, Class R, Class K, Class I and Class Z shares is the performance of the Fund's Advisor Class shares adjusted to reflect the respective expense ratios of the Class A, Class C, Class R, Class K, Class I and Class Z shares.

**After-tax returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGER

James Tierney, a Senior Vice President of the Adviser, has been the person responsible for day-to-day management of the Fund's portfolio since 2013.


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 54 in this Prospectus.

AB DISCOVERY GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 68 of this Prospectus, in Appendix B--Financial Intermediary Waivers and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 129 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                         CLASS B SHARES                                 CLASS
                                                            CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, I AND Z
                                                            SHARES     TO NEW INVESTORS)    SHARES       SHARES        SHARES
---------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                          4.25%           None            None         None          None
---------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds,
whichever is lower)                                          None(a)         4.00%(b)        1.00%(c)     None          None
---------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                 None            None            None         None          None
---------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                       CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
----------------------------------------------------------------------------------------------------------------------------
Management Fees                                          .63%    .63%    .63%       .63%       .63%    .63%    .63%    .63%
Distribution and/or Service (12b-1) Fees                 .23%   1.00%   1.00%       None       .50%    .25%    None    None
Other Expenses:
  Transfer Agent                                         .09%    .13%    .09%       .09%       .22%    .20%    .09%    .02%
  Other Expenses                                         .04%    .04%    .04%       .04%       .04%    .04%    .04%    .04%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Total Other Expenses                                     .13%    .17%    .13%       .13%       .26%    .24%    .13%    .06%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Acquired Fund Fees and Expenses                          .01%    .01%    .01%       .01%       .01%    .01%    .01%    .01%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses                    1.00%   1.81%   1.77%       .77%      1.40%   1.13%    .77%    .70%
                                                       ======  ======  ======     ======     ======  ======  ======  ======
Fee Waiver and/or Expense Reimbursement(d)             (.01)%  (.01)%  (.01)%     (.01)%     (.01)%  (.01)%  (.01)%  (.01)%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver
 and/or Expense Reimbursement                            .99%   1.80%   1.76%       .76%      1.39%   1.12%    .76%    .69%
                                                       ======  ======  ======     ======     ======  ======  ======  ======
----------------------------------------------------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.


(c)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(d)In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                  CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------
After 1 Year      $  522  $  583  $  279      $ 78      $  142  $  114   $ 78    $ 69
After 3 Years     $  729  $  768  $  556      $245      $  442  $  358   $245    $220
After 5 Years     $  953  $  979  $  958      $427      $  765  $  621   $427    $383
After 10 Years    $1,597  $1,913  $2,083      $953      $1,679  $1,374   $953    $858
---------------------------------------------------------------------------------------


For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                                                CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                                    $  183  $  179
After 3 Years                                                   $  568  $  556
After 5 Years                                                   $  979  $  958
After 10 Years                                                  $1,913  $2,083
-------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 70% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market.
Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of small- and mid-capitalization companies. For these purposes, "small- and mid-capitalization companies" are generally those companies that, at the time of investment, fall within the lowest 25% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million).
As of June 30, 2017, there were approximately 4,324 companies within the lowest 25% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million) with market capitalizations ranging from $10.00 million to $18.07 billion. Because the Fund's definition of small- and mid-capitalization companies is dynamic, the limits on market capitalization will change with the markets. In the future, the Fund may define small- and mid-capitalization companies using a different classification system.


The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Fund, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Fund invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may, at times, invest in shares of exchange-traded funds ("ETFs") in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may also invest up to 20% of its total assets in rights and warrants.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps to manage risk and to seek to generate additional returns. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2017, the year-to-date unannualized return for Class A shares was 21.69%.

                                    [CHART]


  07        08       09      10     11      12       13     14       15     16
------   -------   ------  ------  -----  ------   ------  -----   ------  -----
11.88%   -48.52%   46.96%  39.08%  3.64%  14.67%   38.46%  2.76%   -0.86%  4.78%




During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 19.95%, 3RD QUARTER 2010; AND WORST QUARTER WAS DOWN -30.35%, 4TH QUARTER, 2008.

PERFORMANCE TABLE*
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                        1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
Class A**      Return Before Taxes                       0.34% 10.16%   7.07%
               ---------------------------------------------------------------
               Return After Taxes on Distributions       0.34%  9.18%   6.37%
               ---------------------------------------------------------------
               Return After Taxes on Distributions and
               Sale of Fund Shares                       0.19%  8.02%   5.70%
-------------------------------------------------------------------------------
Class B        Return Before Taxes                      -0.08% 10.18%   6.79%
-------------------------------------------------------------------------------
Class C        Return Before Taxes                       2.89% 10.25%   6.69%
-------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                       5.09% 11.40%   7.78%
-------------------------------------------------------------------------------
Class R        Return Before Taxes                       4.38% 10.70%   7.16%
-------------------------------------------------------------------------------
Class K        Return Before Taxes                       4.69% 11.03%   7.47%
-------------------------------------------------------------------------------
Class I        Return Before Taxes                       5.14% 11.42%   7.89%
-------------------------------------------------------------------------------
Class Z***     Return Before Taxes                       5.14% 11.46%   7.85%
-------------------------------------------------------------------------------
Russell 2500(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)     9.73% 13.88%   8.24%
-------------------------------------------------------------------------------


* Includes the impact of proceeds of a residual distribution relating to regulatory settlements, which enhanced the performance of all share classes of the Fund for the 1-Year period ended July 31, 2016, by 0.13%.

** After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***Inception date for Class Z: 5/30/14. Performance information for periods prior to the inception of Class Z shares is the performance of the Fund's Class A shares adjusted to reflect the expense ratio of the Class Z shares.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Bruce K. Aronow           Since 2008      Senior Vice President of the Adviser

N. Kumar Kirpalani        Since 2008      Senior Vice President of the Adviser

Samantha S. Lau           Since 2008      Senior Vice President of the Adviser

Wen-Tse Tseng             Since 2008      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 54 in this Prospectus.

AB SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 68 of this Prospectus, in Appendix B--Financial Intermediary Waivers and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 129 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                      CLASS B SHARES                                 CLASS
                                         CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, I AND Z
                                         SHARES     TO NEW INVESTORS)    SHARES       SHARES        SHARES
--------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases
(as a percentage of offering price)       4.25%           None            None         None          None
--------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)  None(a)         4.00%(b)        1.00%(c)     None          None
--------------------------------------------------------------------------------------------------------------
Exchange Fee                              None            None            None         None          None
--------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%      .75%        .75%    .75%   .75%    .75%
Distribution and/or Service (12b-1) Fees    .25%   1.00%   1.00%      None        .50%    .25%   None    None
Other Expenses:
  Transfer Agent                            .12%    .16%    .14%      .13%        .21%    .15%   .10%    .02%
  Other Expenses                            .07%    .07%    .06%      .06%        .07%    .07%   .08%    .06%
                                           -----   -----   -----      ----       -----   -----   ----    ----
Total Other Expenses                        .19%    .23%    .20%      .19%        .28%    .22%   .18%    .08%
                                           -----   -----   -----      ----       -----   -----   ----    ----
Total Annual Fund Operating Expenses       1.19%   1.98%   1.95%      .94%       1.53%   1.22%   .93%    .83%
                                           =====   =====   =====      ====       =====   =====   ====    ====
---------------------------------------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.


(c)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-------------------------------------------------------------------------------------
After 1 Year    $  541  $  601  $  298     $   96     $  156  $  124  $   95  $   85
After 3 Years   $  787  $  821  $  612     $  300     $  483  $  387  $  296  $  265
After 5 Years   $1,052  $1,068  $1,052     $  520     $  834  $  670  $  515  $  460
After 10 Years  $1,807  $2,102  $2,275     $1,155     $1,824  $1,477  $1,143  $1,025
-------------------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                                                CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                                    $  201  $  198
After 3 Years                                                   $  621  $  612
After 5 Years                                                   $1,068  $1,052
After 10 Years                                                  $2,102  $2,275
-------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 66% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of June 30, 2017, there were approximately 4,212 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $13.25 billion. Because the Fund's definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.


The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Fund, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Fund invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may, at times, invest in shares of exchange-traded funds ("ETFs") in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may also invest up to 20% of its total assets in rights or warrants.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2017, the year-to-date unannualized return for Class A shares was 25.21%.

                                    [CHART]


  07        08      09      10     11      12      13       14       15     16
------   -------  ------  ------  -----  ------  ------   ------   ------  -----
13.97%   -45.14%  42.02%  37.00%  4.13%  15.03%  45.11%   -1.76%   -1.19%  6.41%




During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 21.22%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -28.82%, 4TH QUARTER, 2008.

PERFORMANCE TABLE*
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                        1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
Class A**      Return Before Taxes                       1.89% 10.54%   7.66%
               ---------------------------------------------------------------
               Return After Taxes on Distributions       1.34%  8.95%   6.84%
               ---------------------------------------------------------------
               Return After Taxes on Distributions and
               Sale of Fund Shares                       1.52%  8.33%   6.20%
-------------------------------------------------------------------------------
Class B        Return Before Taxes                       1.54% 10.60%   7.40%
-------------------------------------------------------------------------------
Class C        Return Before Taxes                       4.59% 10.67%   7.30%
-------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                       6.67% 11.80%   8.41%
-------------------------------------------------------------------------------
Class R        Return Before Taxes                       6.13% 11.19%   7.92%
-------------------------------------------------------------------------------
Class K        Return Before Taxes                       6.49% 11.56%   8.24%
-------------------------------------------------------------------------------
Class I        Return Before Taxes                       6.80% 11.90%   8.61%
-------------------------------------------------------------------------------
Class Z***     Return Before Taxes                       6.91% 11.84%   8.42%
-------------------------------------------------------------------------------
Russell 2000(R) Growth Index(reflects no deduction for
fees, expenses, or taxes)                               11.32% 13.74%   7.76%
-------------------------------------------------------------------------------


* Includes the impact of proceeds of a residual distribution relating to regulatory settlements, which enhanced the performance of all share classes of the Fund for the 1-Year period ended July 31, 2016, by 0.01%.

** After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***Inception date for Class Z shares: 7/1/15. Performance information for periods prior to the inception of Class Z shares is the performance of the Fund's Class A shares adjusted to reflect the expense ratio of the Class Z shares.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Bruce K. Aronow           Since 2000      Senior Vice President of the Adviser

N. Kumar Kirpalani        Since 2004      Senior Vice President of the Adviser

Samantha S. Lau           Since 2004      Senior Vice President of the Adviser

Wen-Tse Tseng             Since 2006      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 54 in this Prospectus.

AB SELECT US EQUITY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 68 of this Prospectus, in Appendix B--Financial Intermediary Waivers and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 129 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                       CLASS
                                    CLASS A  CLASS C   ADVISOR CLASS R, K AND I
                                    SHARES   SHARES       SHARES       SHARES
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)  4.25%    None         None         None
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load)(as a percentage of offering
price or redemption proceeds,
whichever is lower)                  None(a)  1.00%(b)     None         None
-------------------------------------------------------------------------------
Exchange Fee                         None     None         None         None
-------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                          CLASS A CLASS C ADVISOR CLASS CLASS R  CLASS K  CLASS I
---------------------------------------------------------------------------------
Management Fees            1.00%   1.00%      1.00%      1.00%   1.00%     1.00%
Distribution and/or
 Service (12b-1) Fees       .25%   1.00%       None       .50%    .25%      None
Other Expenses:
 Transfer Agent             .03%    .04%       .03%       .06%    .15%      .02%
 Other Expenses             .17%    .17%       .17%       .18%    .22%      .17%
                          ------  ------     ------     ------  ------    ------
Total Other Expenses        .20%    .21%       .20%       .24%    .37%      .19%
                          ------  ------     ------     ------  ------    ------
Acquired Fund Fees and
 Expenses                   .02%    .02%       .02%       .02%    .02%      .02%
                          ------  ------     ------     ------  ------    ------
Total Annual Fund
 Operating Expenses        1.47%   2.23%      1.22%      1.76%   1.64%     1.21%
                          ======  ======     ======     ======  ======    ======
Fee Waiver and/or
 Expense Reimbursement(c) (.01)%  (.01)%     (.01)%     (.01)%  (.08)%(d) (.01)%
                          ------  ------     ------     ------  ------    ------
Total Annual Fund
 Operating Expenses
 After Fee Waiver and/or
 Expense Reimbursement     1.46%   2.22%      1.21%      1.75%   1.56%     1.20%
                          ======  ======     ======     ======  ======    ======
---------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.


(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(c)In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

(d)The fee waiver and/or expense reimbursement agreement will remain in effect until October 31, 2018 and will be automatically extended for one-year terms unless the Adviser provides notice of termination 60 days prior to that date.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver remains in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                          CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------
After 1 Year              $  567  $  325*    $  123     $  178  $  159  $  122
After 3 Years             $  869  $  696     $  386     $  553  $  509  $  383
After 5 Years             $1,193  $1,194     $  669     $  953  $  884  $  664
After 10 Years            $2,107  $2,564     $1,476     $2,072  $1,937  $1,465
-------------------------------------------------------------------------------


*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 292% of the average value of its portfolio.


PRINCIPAL STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies. For purposes of this requirement, equity securities include common stock, preferred stock and derivatives related to common and preferred stocks.

The Adviser selects investments for the Fund through an intensive "bottom-up" approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and operating in industries with high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management's focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management's employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company's share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of shareholder-focused changes discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund. The Adviser may reduce or eliminate the Fund's holdings in a company's securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser's view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

The Fund's investments will be focused on securities of companies with large and medium market capitalizations, but it may also invest in securities of small-capitalization companies. The Adviser anticipates that the Fund's portfolio normally will include between 30-80 companies. The Fund may invest in non-U.S. companies, but will limit its investments in such companies to no more than 10% of its net assets. The Fund may purchase securities in initial public offerings and expects to do so on a regular basis.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

.. ACTIVE TRADING RISK: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund's return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and


.. how the Fund's average annual returns for one year, five years and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2017, the year-to-date unannualized return for Class A shares was 13.31%.

                                    [CHART]


 07     08     09     10     11       12        13        14       15       16
----   ----   ----   ----   ----    ------    ------    ------    -----    -----
 n/a    n/a    n/a    n/a    n/a    16.21%    30.80%    12.76%    1.18%    9.24%




During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 11.62%, 1ST QUARTER, 2012; AND WORST QUARTER WAS DOWN -5.78%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                                       SINCE
                                                      1 YEAR 5 YEARS INCEPTION*
-------------------------------------------------------------------------------
Class A**      Return Before Taxes                     4.61% 12.66%    13.02%
               ---------------------------------------------------------------
               Return After Taxes on Distributions     3.47% 10.87%    11.24%
               ---------------------------------------------------------------
               Return After Taxes on Distributions
               and Sale of Fund Shares                 3.01%  9.45%     9.76%
-------------------------------------------------------------------------------
Class C        Return Before Taxes                     7.37% 12.79%    13.15%
-------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                     9.50% 13.94%    14.31%
-------------------------------------------------------------------------------
Class R        Return Before Taxes                     8.92% 13.33%    13.70%
-------------------------------------------------------------------------------
Class K        Return Before Taxes                     9.13% 13.56%    13.93%
-------------------------------------------------------------------------------
Class I        Return Before Taxes                     9.51% 13.91%    14.29%
-------------------------------------------------------------------------------
S&P 500 Index(reflects no deduction for fees,
expenses or taxes)                                    11.96% 14.66%    14.90%
-------------------------------------------------------------------------------


*  Inception date for all Classes: 12/8/11.

** After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Kurt A. Feuerman          Since 2011      Senior Vice President of the Adviser

Anthony Nappo             Since 2015      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 54 in this Prospectus.

AB SELECT US LONG/SHORT PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 68 of this Prospectus, in Appendix B--Financial Intermediary Waivers and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 129 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                       CLASS
                                    CLASS A  CLASS C   ADVISOR CLASS R, K AND I
                                    SHARES   SHARES       SHARES       SHARES
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)  4.25%    None         None         None
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load)
(as a percentage of offering price
or redemption proceeds, whichever
is lower)                            None(a)  1.00%(b)     None         None
-------------------------------------------------------------------------------
Exchange Fee                         None     None         None         None
-------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                          CLASS A CLASS C ADVISOR CLASS  CLASS R   CLASS K  CLASS I
-----------------------------------------------------------------------------------
Management Fees(c)         1.50%   1.50%      1.50%      1.50%     1.50%     1.50%
Distribution and/or
 Service (12b-1) Fees       .25%   1.00%       None       .50%      .25%      None
Other Expenses:
 Transfer Agent             .07%    .07%       .07%       .19%      .14%      .03%
 Dividend Expense,
   Borrowing Costs and
   Brokerage Expense on
   Securities Sold Short    .17%    .17%       .18%       .16%      .16%      .18%
 Other Expenses             .06%    .06%       .06%       .06%      .04%      .06%
                          ------  ------     ------     ------    ------    ------
Total Other Expenses        .30%    .30%       .31%       .41%      .34%      .27%
                          ------  ------     ------     ------    ------    ------
Acquired Fund Fees and
 Expenses                   .07%    .07%       .07%       .07%      .07%      .07%
                          ------  ------     ------     ------    ------    ------
Total Annual Fund
 Operating Expenses        2.12%   2.87%      1.88%      2.48%     2.16%     1.84%
                          ======  ======     ======     ======    ======    ======
Fee Waiver and/or
 Expense
 Reimbursement(c)(d)      (.07)%  (.07)%     (.07)%     (.17)%(e) (.10)%(e) (.07)%
                          ------  ------     ------     ------    ------    ------
Total Annual Fund
 Operating Expenses
 After Fee Waiver and/or
 Expense Reimbursement     2.05%   2.80%      1.81%      2.31%     2.06%     1.77%
                          ======  ======     ======     ======    ======    ======
-----------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.


(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(c)Restated to reflect current management fees and expense limitations, which became effective on February 3, 2017.

(d)In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

(e)The fee waiver and/or expense reimbursement agreement will remain in effect until October 31, 2018 and will be automatically extended for one-year terms unless the Adviser provides notice of termination 60 days prior to that date.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver is in effect through the date indicated above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                          CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------
After 1 Year              $  624  $  383*    $  184     $  234  $  209  $  180
After 3 Years             $1,054  $  882     $  584     $  756  $  666  $  572
After 5 Years             $1,509  $1,507     $1,010     $1,305  $1,150  $  989
After 10 Years            $2,767  $3,190     $2,195     $2,803  $2,485  $2,153
-------------------------------------------------------------------------------


*If you did not redeem your shares at the end of the period, your expenses would decrease by approximately $100.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 528% of the average value of its portfolio.


PRINCIPAL STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies, short positions in such securities, and cash and U.S. cash equivalents.

The Adviser selects investments for the Fund's long positions through an intensive "bottom-up" approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management's focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management's employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company's share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of any of the shareholder-friendly practices discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund.

The Adviser may reduce or eliminate the Fund's holdings in a company's securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser's view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

In determining securities to be sold short, the Adviser looks for companies facing near-term difficulties such as high valuations, quality of earnings issues, or weakness in demand due to economic factors or long-term issues such as changing technology or competitive concerns in their industries. The Fund may also sell securities of exchange-traded funds ("ETFs") short, including to hedge its exposure to specific market sectors or if it believes a specific sector or asset will decline in value. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

The Adviser derives the ratio between long and short positions for the Fund based on its bottom-up analysis supplemented with macro-economic and market analyses. Under normal market conditions, the net long exposure of the Fund (long exposure minus short exposure) will range between 30% and 70%. The Adviser seeks to minimize the variability of Fund returns through industry diversification as well as by managing long and short exposures and/or by holding a material level of cash and/or cash equivalents. For example, the Fund may hold long positions in equity securities with a value equal to 60% of its net assets and have short sale obligations equal to 15% of its net assets, resulting in 45% net long exposure. Assuming a 60% long exposure, 40% of Fund assets will be held in cash or cash equivalents, including cash and cash equivalents held to cover the Fund's short sale obligations. During periods of excessive market risk, the Adviser may reduce the net long exposure of the Fund. The Fund may at times hold long and short positions that in the aggregate exceed the value of its net assets (i.e., so that the Fund is effectively leveraged).

The Fund's investments will be focused on securities of companies with large and medium market capitalizations, but it may also take long and short positions in securities of small-capitalization companies. The Fund may invest in non-U.S. companies, but currently intends to limit its investments in such companies to no more than 10% of its net assets. The Fund may purchase securities in initial public offerings and expects to do so on a regular basis.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps, as part of its investment strategies or for hedging or other risk management purposes. These transactions may be used, for example, as a means to take a short position in a security or sector without actually selling securities short.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. SHORT SALE RISK: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund's investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: To the extent the Fund uses leveraging techniques, the value of its shares may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's investments.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

.. ACTIVE TRADING RISK: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund's return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index.


You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2017, the year-to-date unannualized return for Class A shares was 6.77%.

                                    [CHART]


 07      08      09      10      11      12       13      14        15      16
----    ----    ----    ----    ----    ----    ------   -----    ------   -----
 n/a     n/a     n/a     n/a     n/a     n/a    20.55%   3.27%    -1.03%   4.61%




During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 6.70%, 4TH QUARTER, 2013; AND WORST QUARTER WAS DOWN -4.50%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                                       SINCE
                                                              1 YEAR INCEPTION*
-------------------------------------------------------------------------------
Class A**      Return Before Taxes                             0.17%    5.36%
               ---------------------------------------------------------------
               Return After Taxes on Distributions             0.17%    4.42%
               ---------------------------------------------------------------
               Return After Taxes on Distributions and Sale
               of Fund Shares                                  0.10%    3.73%
-------------------------------------------------------------------------------
Class C        Return Before Taxes                             2.81%    5.72%
-------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                             4.83%    6.76%
-------------------------------------------------------------------------------
Class R        Return Before Taxes                             4.28%    6.23%
-------------------------------------------------------------------------------
Class K        Return Before Taxes                             4.60%    6.51%
-------------------------------------------------------------------------------
Class I        Return Before Taxes                             4.91%    6.81%
-------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses or taxes)           11.96%   14.11%
-------------------------------------------------------------------------------


*  Inception date for all Classes: 12/12/12.

** After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Kurt A. Feuerman          Since 2012      Senior Vice President of the Adviser

Anthony Nappo             Since 2015      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 54 in this Prospectus.

AB SUSTAINABLE GLOBAL THEMATIC FUND
(FORMERLY, AB GLOBAL THEMATIC GROWTH FUND)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 68 of this Prospectus, in Appendix B--Financial Intermediary Waivers and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 129 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                CLASS B SHARES                               CLASS
                                                   CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K AND I
                                                   SHARES     TO NEW INVESTORS)    SHARES       SHARES       SHARES
---------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                 4.25%           None            None         None         None
---------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                       None(a)         4.00%(b)        1.00%(c)     None         None
---------------------------------------------------------------------------------------------------------------------
Exchange Fee                                        None            None            None         None         None
---------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                              CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 .75%    .75%    .75%       .75%       .75%    .75%    .75%
Distribution and/or Service (12b-1) Fees                        .25%   1.00%   1.00%       None       .50%    .25%    None
Other Expenses:
  Transfer Agent                                                .29%    .34%    .32%       .29%       .27%    .21%    .07%
  Other Expenses                                                .12%    .12%    .12%       .12%       .12%    .12%    .12%
                                                              ------  ------  ------     ------     ------  ------  ------
Total Other Expenses                                            .41%    .46%    .44%       .41%       .39%    .33%    .19%
                                                              ------  ------  ------     ------     ------  ------  ------
Acquired Fund Fees and Expenses                                 .01%    .01%    .01%       .01%       .01%    .01%    .01%
                                                              ------  ------  ------     ------     ------  ------  ------
Total Annual Fund Operating Expenses                           1.42%   2.22%   2.20%      1.17%      1.65%   1.34%    .95%
                                                              ======  ======  ======     ======     ======  ======  ======
Fee Waiver and/or Expense Reimbursement(d)                    (.01)%  (.01)%  (.01)%     (.01)%     (.01)%  (.01)%  (.01)%
                                                              ------  ------  ------     ------     ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                         1.41%   2.21%   2.19%      1.16%      1.64%   1.33%    .94%
                                                              ======  ======  ======     ======     ======  ======  ======
---------------------------------------------------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.


(c)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(d)In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                  CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------
After 1 Year      $  562  $  624  $  322     $  118     $  167  $  135  $   96
After 3 Years     $  854  $  893  $  687     $  371     $  519  $  424  $  302
After 5 Years     $1,167  $1,189  $1,179     $  643     $  896  $  733  $  525
After 10 Years    $2,054  $2,352  $2,533     $1,419     $1,954  $1,612  $1,165
-------------------------------------------------------------------------------


For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                                                CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                                    $  224  $  222
After 3 Years                                                   $  693  $  687
After 5 Years                                                   $1,189  $1,179
After 10 Years                                                  $2,352  $2,533
-------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 65% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Fund pursues opportunistic growth by investing in a global universe of companies that are positively exposed to sustainable investment themes. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of issuers located throughout the world that the Adviser believes are positively exposed to sustainable investment themes.


The Adviser employs a combination of "top-down" and "bottom-up" investment processes with the goal of identifying securities of companies worldwide, fitting into sustainable investment themes. The Adviser identifies sustainable investment themes that are broadly consistent with achieving the United Nations Sustainable Development Goals. Examples of these themes may include energy transformation, resource preservation, equality and opportunity, and improving human health and safeguarding lives, and the themes are expected to change over time based on the Adviser's research. In addition to this "top-down" thematic approach, the Adviser also uses a "bottom-up" analysis of individual companies, focusing on prospective earnings growth, valuation, and quality of company management and on evaluating a company's exposure to environmental, social and corporate governance ("ESG") factors. The Adviser emphasizes company-specific positive selection criteria over broad-based negative screens in assessing a company's exposure to ESG factors.

The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment.

The Fund invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Fund invests in both developed and emerging market countries. Under normal market conditions, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities. The Fund may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts ("REITs") and zero-coupon bonds.

The Fund may, at times, invest in shares of exchange-traded funds ("ETFs") in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments. Investments in ETFs will not be subject to the Fund's sustainable investment themes or ESG factors.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS

.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's growth approach, may underperform the market generally.


.. ESG RISK: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund's performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.


.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value, or NAV.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

ON NOVEMBER 1, 2016, THE FUND IMPLEMENTED ITS CURRENT INVESTMENT POLICIES (PREVIOUSLY, THE FUND'S INVESTMENT POLICIES DID NOT EMPHASIZE SUSTAINABLE INVESTMENT THEMES) AND ALSO CHANGED ITS NAME FROM AB GLOBAL THEMATIC GROWTH FUND TO AB SUSTAINABLE GLOBAL THEMATIC FUND. ACCORDINGLY, THE PERFORMANCE SHOWN BELOW FOR PERIODS PRIOR TO NOVEMBER 1, 2016 IS BASED ON THE FUND'S PRIOR INVESTMENT STRATEGIES AND MAY NOT BE REPRESENTATIVE OF THE FUND'S PERFORMANCE UNDER ITS CURRENT INVESTMENT POLICIES.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2017, the year-to-date unannualized return for Class A shares was 28.09%.

                                    [CHART]


  07       08      09      10        11      12      13      14      15     16
------  -------  ------  ------   -------  ------  ------   -----   -----  -----
20.29%  -45.43%  55.54%  18.43%   -23.71%  12.97%  22.62%   4.49%   2.46%  2.69%




During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 25.86%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -25.03%, 3RD QUARTER, 2011.

PERFORMANCE TABLE*
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                      1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
Class A**      Return Before Taxes                    -1.69%  7.83%   3.01%
               ---------------------------------------------------------------
               Return After Taxes on Distributions    -3.15%  7.51%   2.82%
               ---------------------------------------------------------------
               Return After Taxes on Distributions
               and Sale of Fund Shares                -0.76%  6.04%   2.30%
-------------------------------------------------------------------------------
Class B        Return Before Taxes                    -2.08%  7.90%   2.79%
-------------------------------------------------------------------------------
Class C        Return Before Taxes                     0.94%  7.97%   2.69%
-------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                     2.95%  9.08%   3.76%
-------------------------------------------------------------------------------
Class R        Return Before Taxes                     2.51%  8.64%   3.37%
-------------------------------------------------------------------------------
Class K        Return Before Taxes                     2.83%  8.98%   3.69%
-------------------------------------------------------------------------------
Class I        Return Before Taxes                     3.23%  9.38%   4.06%
-------------------------------------------------------------------------------
MSCI ACWI Index (Net)
(reflects no deduction for fees, expenses, or taxes
except the reinvestment of dividends of non-U.S.
withholding taxes)                                     7.86%  9.36%   3.56%
-------------------------------------------------------------------------------


* Includes the impact of proceeds of a residual distribution relating to regulatory settlements, which enhanced the performance of all share classes of the Fund for the 1-Year period ended July 31, 2016, by 4.33%.

** After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGER
The following table lists the person responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Daniel C. Roarty          Since 2013      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 54 in this Prospectus.

AB INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 68 of this Prospectus, in Appendix B--Financial Intermediary Waivers and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 129 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                     CLASS B SHARES                               CLASS
                                                        CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K AND I
                                                        SHARES     TO NEW INVESTORS)    SHARES       SHARES       SHARES
--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                      4.25%           None            None         None         None
--------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                            None(a)         4.00%(b)        1.00%(c)     None         None
--------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                             None            None            None         None         None
--------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%       .75%       .75%    .75%    .75%
Distribution and/or Service (12b-1) Fees    .25%   1.00%   1.00%       None       .50%    .25%    None
Other Expenses:
  Transfer Agent                            .23%    .31%    .25%       .23%       .26%    .20%    .10%
  Other Expenses                            .20%    .20%    .20%       .20%       .21%    .21%    .21%
                                           -----   -----   -----      -----      -----   -----   -----
Total Other Expenses                        .43%    .51%    .45%       .43%       .47%    .41%    .31%
                                           -----   -----   -----      -----      -----   -----   -----
Total Annual Fund Operating Expenses       1.43%   2.26%   2.20%      1.18%      1.72%   1.41%   1.06%
                                           =====   =====   =====      =====      =====   =====   =====
-------------------------------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.


(c)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                  CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------
After 1 Year      $  564  $  629  $  323     $  120     $  175  $  144  $  108
After 3 Years     $  858  $  906  $  688     $  375     $  542  $  446  $  337
After 5 Years     $1,173  $1,210  $1,180     $  649     $  933  $  771  $  585
After 10 Years    $2,065  $2,386  $2,534     $1,432     $2,030  $1,691  $1,294
-------------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                                                CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                                    $  229  $  223
After 3 Years                                                   $  706  $  688
After 5 Years                                                   $1,210  $1,180
After 10 Years                                                  $2,386  $2,534
-------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 27% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Fund invests primarily in an international portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser's growth analysts seek to identify companies or industries that other investors have underestimated earnings potential--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.

The Adviser allocates the Fund's investments among broad sector groups utilizing the fundamental company research conducted by its internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Adviser may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies' potential for growth within a sector matures and new trends for growth emerge.

The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Fund invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Fund's portfolio will tend to emphasize investments in larger capitalization companies, although the Fund may invest in smaller or medium capitalization companies.

The Fund may, at times, invest in shares of exchange-traded funds ("ETFs") in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.


.. SECTOR RISK: The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund's investments.


.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2017, the year-to-date unannualized return for Class A shares was 30.94%.

                                    [CHART]


  07       08      09      10       11      12      13      14      15      16
------  -------  ------  ------  -------  ------  ------  ------  ------  ------
17.14%  -49.39%  40.09%  12.39%  -16.51%  15.40%  13.30%  -1.41%  -2.11%  -7.10%




During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 24.65%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -27.28%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                       1 YEAR  5 YEARS 10 YEARS
-------------------------------------------------------------------------------
Class A*       Return Before Taxes                     -11.05%  2.34%   -1.33%
               ---------------------------------------------------------------
               Return After Taxes on Distributions     -11.22%  2.27%   -1.58%
               ---------------------------------------------------------------
               Return After Taxes on Distributions
               and Sale of Fund Shares                  -6.12%  1.86%   -0.82%
-------------------------------------------------------------------------------
Class B        Return Before Taxes                     -11.59%  2.43%   -1.50%
-------------------------------------------------------------------------------
Class C        Return Before Taxes                      -8.80%  2.46%   -1.63%
-------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                      -6.94%  3.51%   -0.62%
-------------------------------------------------------------------------------
Class R        Return Before Taxes                      -7.40%  2.96%   -1.16%
-------------------------------------------------------------------------------
Class K        Return Before Taxes                      -7.13%  3.27%   -0.86%
-------------------------------------------------------------------------------
Class I        Return Before Taxes                      -6.81%  3.69%   -0.47%
-------------------------------------------------------------------------------
MSCI ACWI Index (ex. U.S.) (Net)
(reflects no deduction for fees, expenses, or taxes
except the reinvestment of dividends of non-U.S.
withholding taxes)                                       4.50%  5.00%    0.96%
-------------------------------------------------------------------------------


*  After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGER
The following table lists the person responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Daniel C. Roarty          Since 2011      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 54 in this Prospectus.

AB GLOBAL CORE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 68 of this Prospectus, in Appendix B--Financial Intermediary Waivers and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 129 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.


SHAREHOLDER FEES (fees paid directly from your investment)

                                               CLASS A  CLASS C   ADVISOR CLASS
                                               SHARES   SHARES       SHARES
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases
(as a percentage of offering price)             4.25%    None         None
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)        None(a)  1.00%(b)     None
-------------------------------------------------------------------------------
Exchange Fee                                    None     None         None
-------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                  CLASS A CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------
Management Fees                                     .75%    .75%       .75%
Distribution and/or Service (12b-1) Fees            .25%   1.00%       None
Other Expenses:
 Transfer Agent                                     .03%    .12%       .03%
 Other Expenses                                     .19%    .19%       .19%
                                                  ------  ------     ------
Total Other Expenses                                .22%    .31%       .22%
                                                  ------  ------     ------
Total Annual Fund Operating Expenses               1.22%   2.06%       .97%
                                                  ======  ======     ======
Fee Waiver and/or Expense Reimbursement(c)        (.07)%  (.16)%     (.07)%
                                                  ------  ------     ------
Total Annual Fund Operating Expenses After Fee
 Waiver and/or Expense Reimbursement               1.15%   1.90%       .90%
                                                  ======  ======     ======
-------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.


(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(c)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through October 31, 2018 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.15%, 1.90% and .90% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares ("expense limitations"). The expense limitations will remain in effect until October 31, 2018 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser through October 31, 2018 under the expense limitations in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's covered operating expenses to exceed the applicable expense limitations.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver remains in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                  CLASS A CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------
After 1 Year                                      $  537  $  293*    $   92
After 3 Years                                     $  789  $  630     $  302
After 5 Years                                     $1,060  $1,094     $  529
After 10 Years                                    $1,834  $2,377     $1,183
-------------------------------------------------------------------------------


*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 51% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Fund invests primarily in a portfolio of equity securities of issuers from markets around the world. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, at least 40% of its net assets in securities of non-U.S. companies, and invests in companies in at least three countries (including the United States).

The Fund is principally comprised of companies considered by the Adviser to offer good prospects for attractive returns relative to the general stock market. The Adviser will seek companies that are attractively valued and have the ability to generate high and sustainable returns on invested capital. In addition to returns on invested capital, other criteria that the Adviser will consider include strong business fundamentals, capable management, prudent corporate governance, strong balance sheet, strong earnings power, high earnings quality, low downside risk, and substantial upside potential. In managing the Fund, the Adviser will not seek to have a bias towards any investment style, economic sector, country or company size. The Fund's holdings of non-U.S. companies will frequently include companies located in emerging markets, and at times emerging market companies will make up a significant portion of the Fund.

Fluctuations in currency exchange rates can have a dramatic impact of the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund's security positions through the use of currency-related derivatives, it is not required to do so.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. NON-DIVERSIFICATION RISK: The Fund may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value, or NAV.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index.


You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2017, the year-to-date unannualized return for Class A shares was 17.84%.

                                    [CHART]


 07      08      09      10      11      12      13      14        15        16
----    ----    ----    ----    ----    ----    ----    ----     ------    -----
 n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     -2.77%    7.75%




During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 6.80%, 3RD QUARTER, 2016; AND WORST QUARTER WAS DOWN -8.57%, 3RD QUARTER, 2015.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2016)



                                                                       SINCE
                                                              1 YEAR INCEPTION*
-------------------------------------------------------------------------------
Class A**      Return Before Taxes                            3.13%     0.17%
               ---------------------------------------------------------------
               Return After Taxes on Distributions            2.93%    -0.11%
               ---------------------------------------------------------------
               Return After Taxes on Distributions and Sale
               of Fund Shares                                 1.93%     0.07%
-------------------------------------------------------------------------------
Class C        Return Before Taxes                            5.93%     1.42%
-------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                            7.93%     2.42%
-------------------------------------------------------------------------------
MSCI ACWI Index (Net)
(reflects no deduction for fees, expenses, or taxes except
the reinvestment of dividends of non-U.S. withholding taxes)  7.86%     2.20%
-------------------------------------------------------------------------------


*  Inception date for all Classes: 11/12/14.

** After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
David Dalgas              Since 2014      Senior Vice President of the Adviser

Klaus Ingemann            Since 2014      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 54 in this Prospectus.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 68 of this Prospectus, in Appendix B--Financial Intermediary Waivers and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 129 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.


SHAREHOLDER FEES (fees paid directly from your investment)

                                               CLASS A  CLASS C   ADVISOR CLASS
                                               SHARES   SHARES       SHARES
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases
(as a percentage of offering price)             4.25%    None         None
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)        None(a)  1.00%(b)     None
-------------------------------------------------------------------------------
Exchange Fee                                    None     None         None
-------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                  CLASS A CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------
Management Fees                                      .75%    .75%       .75%
Distribution and/or Service (12b-1) Fees             .25%   1.00%       None
Other Expenses:
 Transfer Agent                                      .10%    .20%       .11%
 Other Expenses                                     4.03%   3.75%      3.51%
                                                  ------- -------    -------
Total Other Expenses                                4.13%   3.95%      3.62%
                                                  ------- -------    -------
Acquired Fund Fees and Expenses                      .01%    .01%       .01%
                                                  ------- -------    -------
Total Annual Fund Operating Expenses                5.14%   5.71%      4.38%
                                                  ======= =======    =======
Fee Waiver and/or Expense Reimbursement(c)        (3.94)% (3.76)%    (3.43)%
                                                  ------- -------    -------
Total Annual Fund Operating Expenses After Fee
 Waiver and/or Expense Reimbursement                1.20%   1.95%       .95%
                                                  ======= =======    =======
-------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.


(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(c)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through October 31, 2018 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense and extraordinary expenses), on an annualized basis, from exceeding 1.20%, 1.95% and .95% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares ("expense limitations"). The expense limitations will remain in effect until October 31, 2018 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's covered operating expenses to exceed the applicable expense limitations. In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLE

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                  CLASS A CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------
After 1 Year                                      $  542  $  298*    $   97
After 3 Years                                     $1,562  $1,366     $1,014
After 5 Years                                     $2,580  $2,518     $1,943
After 10 Years                                    $5,111  $5,328     $4,315
-------------------------------------------------------------------------------


*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 64% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Adviser seeks to achieve the Fund's investment objective by investing, under normal circumstances, primarily in common stocks of non-U.S. companies, and in companies in at least three countries other than the United States.

The Fund will invest in companies that are determined by the Adviser to offer favorable long-term sustainable profitability, price stability, and attractive valuations. The Adviser will employ an integrated approach that combines both fundamental and quantitative research to identify attractive investment opportunities. Factors that the Adviser will consider in this regard will include: a company's record and projections of profitability, accuracy and availability of information with respect to the company, success and experience of management, competitive advantage, low stock price volatility, and liquidity of the company's securities. The Adviser will compare these results to the characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser will weigh economic, political and market factors in making investment decisions. The Adviser will seek to manage the Fund so that it is subject to less share price volatility than many other international mutual funds, although there can be no guarantee that the Adviser will be successful in this regard.

The Fund will primarily invest in mid- and large-capitalization companies, which are currently defined for the Fund as companies that have market capitalizations of $1.5 billion or more. The Fund's holdings of non-U.S. companies will generally include some companies located in emerging markets.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. The Adviser may adjust the foreign currency exposure resulting from the Fund's security positions through the use of currency-related derivatives, primarily in an effort to minimize the currency risk to which the Fund is subject. However, the Adviser is not required to use such derivatives.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond markets fluctuate. The value of the Fund's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. NON-DIVERSIFICATION RISK: The Fund may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value, or NAV.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed over the life of the Fund; and

.. how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2017, the year-to-date unannualized return for Class A shares was 19.27%.

                                    [CHART]


 07      08      09      10      11      12      13      14       15        16
----    ----    ----    ----    ----    ----    ----    ----     ----     ------
 n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a      n/a     -0.30%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 3.78%, 3RD QUARTER, 2016; AND WORST QUARTER WAS DOWN -4.72%, 4TH QUARTER, 2016.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the period ended December 31, 2016)



                                                                       SINCE
                                                              1 YEAR INCEPTION*
-------------------------------------------------------------------------------
Class A**      Return Before Taxes                            -4.53%   -4.30%
               ---------------------------------------------------------------
               Return After Taxes on Distributions            -4.71%   -4.70%
               ---------------------------------------------------------------
               Return After Taxes on Distributions and Sale
               of Fund Shares                                 -2.40%   -3.33%
-------------------------------------------------------------------------------
Class C        Return Before Taxes                            -2.02%   -2.09%
-------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                            -0.15%   -1.19%
-------------------------------------------------------------------------------
MSCI EAFE Index
(reflects no deduction for fees, expenses or taxes)            1.00%   -4.31%
-------------------------------------------------------------------------------



*  Inception date for all Classes: 7/29/15.

** After-tax Returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Kent W. Hargis            Since 2015      Senior Vice President of the Adviser

Sammy Suzuki              Since 2015      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 54 in this Prospectus.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 68 of this Prospectus, in Appendix B--Financial Intermediary Waivers and in Purchase of Shares--Sales Charge Reduction Programs on page 129 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)



                                              CLASS A   CLASS C   ADVISOR CLASS
                                              SHARES    SHARES       SHARES
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases
(as a percentage of offering price)            4.25%      None        None
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)        None(a)  1.00%(b)     None
-------------------------------------------------------------------------------
Exchange Fee                                    None      None        None
-------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)



                                                  CLASS A CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------
Management Fees                                      .85%    .85%       .85%
Distribution and/or Service (12b-1) Fees             .25%   1.00%       None
Other Expenses:
 Transfer Agent                                      .02%    .16%       .07%
 Other Expenses                                     7.82%   7.36%      2.81%
                                                  ------- -------    -------
Total Other Expenses                                7.84%   7.52%      2.88%
                                                  ------- -------    -------
Acquired Fund Fees and Expenses                      .01%    .01%       .01%
                                                  ------- -------    -------
Total Annual Fund Operating Expenses                8.95%   9.38%      3.74%
                                                  ======= =======    =======
Fee Waiver and/or Expense Reimbursement(c)        (7.65)% (7.33)%    (2.69)%
                                                  ------- -------    -------
Total Annual Fund Operating Expenses After Fee
 Waiver and/or Expense Reimbursement                1.30%   2.05%      1.05%
                                                  ======= =======    =======
-------------------------------------------------------------------------------



(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(c)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through October 31, 2018 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense and extraordinary expenses), on an annualized basis, from exceeding 1.30%, 2.05% and 1.05% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares ("expense limitations"). The expense limitations will remain in effect until October 31, 2018 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's covered operating expenses to exceed the applicable expense limitations. In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLE
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver is in effect through the date indicated above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                  CLASS A CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------
After 1 Year                                      $  552  $  308*    $  107
After 3 Years                                     $2,261  $2,057     $  896
After 5 Years                                     $3,838  $3,748     $1,706
After 10 Years                                    $7,265  $7,367     $3,819
-------------------------------------------------------------------------------



*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 66% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Adviser seeks to achieve the Fund's investment objective by investing, under normal circumstances, primarily in common stocks of non-U.S. companies, and in companies in at least three countries other than the United States.

The Fund will invest in companies that are determined by the Adviser to offer favorable long-term growth potential and that are trading at attractive valuations. The Adviser will employ an appraisal method which attempts to measure each prospective company's quality and growth rate by numerous factors. Such factors will include: a company's record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Adviser, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company's securities. The Adviser will compare these results to the characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser will weigh economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry and region, but also against a broad spectrum of investments.

The Fund will invest in a relatively small number of individual stocks, generally 25 to 35 companies. In addition, the Fund is a non-diversified Fund as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), which means that it may invest more of its assets in a smaller number of companies than a diversified fund. The Fund will primarily invest in mid- and large-capitalization companies, which are currently defined for the Fund as companies that have market capitalizations of $2.0 billion or more. The Fund's holdings of non-U.S. companies may include some companies located in emerging markets, and at times emerging market companies may make up a significant portion of the Fund.

Fluctuations in currency exchange rates can have a dramatic impact of the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund's security positions through the use of currency-related derivatives, it is not required to do so.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's growth approach, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. NON-DIVERSIFICATION RISK: The Fund may have more risk because it is "non-diversified," meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value, or NAV.

.. SECTOR RISK: The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund's investments.

.. CAPITALIZATION RISK: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed over the life of the Fund; and

.. how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2017, the year-to-date unannualized return for Class A shares was 32.64%.

                                    [CHART]


 07      08      09      10      11      12      13      14       15        16
----    ----    ----    ----    ----    ----    ----    ----     ----     ------
 n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a      n/a     -5.97%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 8.98%, 3RD QUARTER, 2016; AND WORST QUARTER WAS DOWN -6.07%, 4TH QUARTER, 2016.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the period ended December 31, 2016)



                                                                       SINCE
                                                             1 YEAR  INCEPTION*
-------------------------------------------------------------------------------
Class A**      Return Before Taxes                            -9.98%  -10.33%
               ---------------------------------------------------------------
               Return After Taxes on Distributions           -10.00%  -10.35%
               ---------------------------------------------------------------
               Return After Taxes on Distributions and Sale
               of Fund Shares                                 -5.45%   -7.74%
-------------------------------------------------------------------------------
Class C        Return Before Taxes                            -7.69%   -8.73%
-------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                            -5.74%   -7.82%
-------------------------------------------------------------------------------
MSCI EAFE Index
(reflects no deduction for fees, expenses or taxes)            1.00%   -4.34%
-------------------------------------------------------------------------------



*  Inception date for all Classes: 4/15/15.

** After-tax Returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:



EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Dev Chakrabarti           Since 2015      Senior Vice President of the Adviser

Mark Phelps               Since 2015      Senior Vice President of the Adviser



ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 54 in this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUMS


                                      INITIAL            SUBSEQUENT
-------------------------------------------------------------------------------
Class A/Class C shares, including     $2,500                 $50
traditional IRAs and Roth IRAs
(Class B shares are not currently
offered to new investors)
-------------------------------------------------------------------------------
Automatic Investment Program           None                  $50
                                               If initial minimum investment is
                                                 less than $2,500, then $200
                                                monthly until account balance
                                                       reaches $2,500
-------------------------------------------------------------------------------
Advisor Class shares (only available   None                 None
to fee-based programs or through
other limited arrangements and
certain commission-based brokerage
arrangements)
-------------------------------------------------------------------------------
Class A, Class R, Class K, Class I     None                 None
and Class Z shares are available at
NAV, without an initial sales
charge, to 401(k) plans, 457 plans,
employer-sponsored 403(b) plans,
profit-sharing and money purchase
pension plans, defined benefit
plans, and non-qualified deferred
compensation plans where plan level
or omnibus accounts are held on the
books of a Fund.
-------------------------------------------------------------------------------


You may sell (redeem) your shares each day the New York Stock Exchange (the "Exchange") is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

     .   TAX INFORMATION

Each Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Funds' investment practices and related risks, including principal and non-principal strategies and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Fund's investment practices and additional information about each Fund's risks and investments can be found in the Funds' SAI.

DERIVATIVES
Each Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives--options, futures contracts, forwards and swaps--each of which is described below. Derivatives include listed and cleared transactions where a Fund's derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral "over-the-counter" transactions where a Fund's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).

The Funds' investments in derivatives may include, but are not limited to, the following:

.. FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract, or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts may include the following:

 - Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". A Fund, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

.. OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments in options include the following:

 - Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".


 - Options on Securities. A Fund may purchase or write a put or call option on securities. A Fund will only exercise an option it purchased if the price of the reference security is less (in the case of a put option) or more (in the case of a call option) than the exercise price. If a Fund does not exercise a purchased option, the premium it paid for the option will be lost. A Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options. A Fund may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, a Fund may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.


   If a Fund purchases or writes privately-negotiated options on securities, it will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such counterparties.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

 - Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds ("ETFs") at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, for the put options, from the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines, in the case of the call option, or increases, in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.

.. SWAP TRANSACTIONS. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps or currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

The Funds' investments in swap transactions include the following:

 - Currency Swaps. A Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". Currency swaps involve the exchange by a Fund with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.

 - Total Return Swaps. A Fund may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount of the underlying asset. Therefore, when a Fund enters into a total return swap, it is subject to the market price volatility of the underlying asset. To the extent that the total return of the security, group of securities or index underlying the swap exceeds or falls short of the offsetting interest obligation, the Fund will receive or make a payment to the counterparty.

 - Interest Rate Swaps, Swaptions, Caps, and Floors. Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to the Fund from interest rate swap transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

   An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   The value of these transactions will fluctuate based on changes in interest rates. Interest rate swap, swaption, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Fund's portfolio or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date.

 - Credit Default Swaps. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which will be either (i) the "par value" (face amount) of the reference obligation in which case the Fund will receive the reference obligation in return or
   (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Fund, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Fund. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

..  OTHER DERIVATIVES AND STRATEGIES

 - Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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 - Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

   Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

   A Fund will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.

CONVERTIBLE SECURITIES
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's Investors Service, Inc. or BBB- or lower by S&P Global Ratings ("S&P") or Fitch Ratings and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES
A Fund may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European

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Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES

Each Fund limits its investments in illiquid securities to 15% of its net assets, except for AB CONCENTRATED GROWTH FUND, which limits its investments in illiquid securities to 5% of its net assets. Until the Funds' compliance date of December 1, 2018 for new Rule 22e-4 under the Investment Company Act of 1940 ("the 1940 Act"), the term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. After such date, the term shall mean any security or investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.


A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INVESTMENT IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES

A Fund may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Fund will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

A Fund may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. As with ETF investments, if the Fund acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which if not waived or reimbursed in whole or in part, would be in addition to the Fund's expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. A Fund's investment in other investment companies, including ETFs, subjects the Fund indirectly to the underlying risks of those investment companies.


INVESTMENTS IN PRE-IPO SECURITIES
A Fund may invest in pre-IPO (initial public offering) securities. Pre-IPO securities, or venture capital investments, are investments in new and early stage companies, often funded by venture capital and referred to as "venture capital companies", whose securities have not been offered to the public and that are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Venture capital companies may not have established products, experienced management or earnings history. A Fund may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company's public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent a Fund from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a venture capital company and delay or prevent a venture capital company from ultimately offering its securities to the public.

LOANS OF PORTFOLIO SECURITIES
For the purpose of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under the Fund's securities lending

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program, all securities loans will be secured continually by cash collateral.
The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans justifies the attendant risk. The Fund will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases this rebate may be a "negative rebate" or fee paid by the borrower to the Fund in connection with the loan) and payments for fees of the securities lending agent and for certain other administrative expenses.

A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.

A Fund will invest cash collateral in a money market fund approved by the Fund's Board of Directors or Trustees (the "Board") and expected to be managed by the Adviser. Any such investment will be at the Fund's risk. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

AB CONCENTRATED GROWTH FUND intends to limit its securities lending activities so that no more than 5% of the value of the Fund's assets will be represented by securities loaned.

PREFERRED STOCK

A Fund may invest in preferred stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of shares of common stock per share of preferred stock, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock because its value is related to the price of the issuer's common stock, as well as the dividends payable on the preferred stock.


REAL ESTATE INVESTMENT TRUSTS
Real estate investment trusts, or REITs, are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest and principal payments. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders, provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
A Fund may enter into repurchase agreements. From a technical perspective, in a repurchase agreement transaction the Fund buys a security and simultaneously agrees to sell it back to the counterparty at a specified price in the future. However, a repurchase agreement is economically similar to a secured loan, in that the Fund lends cash to a counterparty for a specific term, normally a day or a few days, and is given acceptable collateral (the purchased securities) to hold in case the counterparty does not repay the loan. The difference between the purchase price and the repurchase price of the securities reflects an agreed-upon "interest rate". Given that the price at which a Fund will sell the collateral back is specified in advance, a Fund is not exposed to price movements on the collateral unless the counterparty defaults. If the counterparty defaults on its obligation to buy back the securities at the maturity date and the liquidation value of the collateral is less than the outstanding loan amount, a Fund would suffer a loss. In order to further mitigate any potential credit exposure to the counterparty, if the value of the securities falls below a specified level that is linked to the loan amount during the life of the agreement, the counterparty must provide additional collateral to support the loan.

A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

REVERSE REPURCHASE AGREEMENTS
A Fund may enter into reverse repurchase agreements. The terms of these agreements are essentially the reverse of "Repurchase Agreements" described above. In a reverse repurchase agreement transaction, the Fund sells a security and simultaneously agrees to repurchase it at a specified time and price. The economic effect of a reverse repurchase agreement

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is that of the Fund borrowing money on a secured basis, and reverse repurchase agreements may be considered a form of borrowing for some purposes. Even though the Fund posts securities as collateral, the Fund maintains exposure to price declines on these securities since it has agreed to repurchase the securities at a fixed price. Accordingly, reverse repurchase agreements create leverage risk for the Fund because the Fund maintains exposure to price declines of both the securities it sells in the reverse repurchase agreement and any securities it purchases with the cash it receives under the reverse repurchase agreement. If the value of the posted collateral declines, the counterparty would require the Fund to post additional collateral. If the value of the collateral increases, the Fund may ask for some of its collateral back. If the counterparty defaults and fails to sell the securities back to the Fund at a time when the market purchase price of the securities exceeds the agreed-upon repurchase price, the Fund would suffer a loss.

In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
A Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. AB SELECT US LONG/SHORT PORTFOLIO makes short sales as part of its principal investment strategies. A short sale involves the sale of a security that a Fund does not own or, if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited because there is a theoretically unlimited potential for the price of a security sold short to increase.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

STRUCTURED PRODUCTS

A Fund may invest in certain derivatives-type instruments that combine features of a stock or bond with those of, for example, a futures contract or an option. These instruments include structured notes and indexed securities and commodity-linked notes and commodity index-linked notes. The performance of the structured product, which is generally structured as a note or other fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities or a securities or commodities index. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of obtaining exposure to underlying securities or commodities and related derivatives, but may potentially be more volatile, less liquid and carry greater market risk than investments in traditional securities. The purchase of a structured product also exposes a Fund to the credit risk of the issuer of the structured product.


Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or index thereof), unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked

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components that have payment features similar to commodity futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

ZERO-COUPON AND PAYMENT-IN-KIND BONDS
Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

ADDITIONAL RISKS AND OTHER CONSIDERATIONS
Investments in a Fund may involve the risk considerations described below.

FOREIGN (NON-U.S.) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.


In June 2016, the United Kingdom ("UK") voted in a referendum to leave the European Union ("EU"). On March 29, 2017, the UK notified the European Council of its intention to withdraw from the EU. It is expected that the UK's withdrawal will be completed within two years of such notification. There is still considerable uncertainty relating to the potential consequences of the withdrawal. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of a Fund's investments.


Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle

Income and Upper Middle Income countries that are generally regarded as emerging markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

Argentina                   Hungary                   Peru
Belarus                     India                     Philippines
Belize                      Indonesia                 Poland
Brazil                      Iraq                      Russia
Bulgaria                    Ivory Coast               Senegal
Chile                       Jamaica                   Serbia
China                       Jordan                    South Africa
Colombia                    Kazakhstan                South Korea
Croatia                     Lebanon                   Sri Lanka
Dominican Republic          Lithuania                 Taiwan
Ecuador                     Malaysia                  Thailand
Egypt                       Mexico                    Turkey
El Salvador                 Mongolia                  Ukraine
Gabon                       Nigeria                   Uruguay
Georgia                     Pakistan                  Venezuela
Ghana                       Panama                    Vietnam

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
Investing in and exposure to foreign currencies involve special risks and considerations. A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Fund may also invest directly in foreign currencies for non-hedging purposes, directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures contracts and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Fund's NAV to fluctuate.

BORROWINGS AND LEVERAGE

A Fund may use borrowings for investment purposes subject to its investment policies and procedures and to applicable statutory or regulatory requirements. Borrowings by a Fund result in leveraging of the Fund's shares. Likewise, a Fund's use of certain derivatives may effectively leverage the Fund's portfolio. A Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that the Fund uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to the Fund's shareholders. These include a higher volatility of the NAV of the Fund's shares and the relatively greater effect of changes in the value of the Fund's portfolio on the NAV of the shares. In the case of borrowings for investment purposes, so long as the Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of such leverage will be to cause the Fund's shareholders to realize a higher net return than if the Fund were not leveraged. With respect to the Fund's use of derivatives that result in leverage of the Fund's shares, if the Fund is able to realize a net return on its investments that is higher than the costs of the leverage, the effect of such leverage will be to cause the Fund to realize a higher return than if the Fund were not leveraged. If the interest expense on borrowings or other costs of the leverage approach the return on the Fund's investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Fund, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV than if the Fund were not leveraged.

INVESTMENT IN SMALLER, LESS-SEASONED COMPANIES
Investment in smaller, less-seasoned companies involves greater risks than are customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

FUTURE DEVELOPMENTS
A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
A Fund's Board may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Funds that have a policy to invest at least 80% of their net assets in securities indicated by their name will not change their policies without 60 days' prior written notice to shareholders. Unless otherwise noted, all other policies of a Fund may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity securities and longer-term debt securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality (depending on the Fund) debt securities. While a Fund is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' SAI.

CYBER SECURITY RISK
Mutual funds, including the Funds, are susceptible to cyber security risk. Cyber security breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Funds and/or their service providers to suffer data corruption or lose operational functionality. In addition, cyber security breaches at issuers in which a Fund invests may affect the value of your investment in the Fund.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------


This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Fund that are offered through this Prospectus. The Funds offer seven classes of shares through this Prospectus, except for the AB DISCOVERY GROWTH FUND, AB SMALL CAP GROWTH PORTFOLIO and AB LARGE CAP GROWTH FUND, which offer eight classes of shares, AB SELECT US EQUITY PORTFOLIO and AB SELECT US LONG/SHORT PORTFOLIO, which offer six classes of shares, and AB GLOBAL CORE EQUITY PORTFOLIO, AB INTERNATIONAL STRATEGIC CORE PORTFOLIO and AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO, which offer three classes of shares, through this Prospectus.


Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "Choosing a Share Class" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as described below.

HOW TO BUY SHARES
The purchase of a Fund's shares is priced at the next-determined NAV after your order is received in proper form.

CLASS A, CLASS B AND CLASS C SHARES - SHARES AVAILABLE TO RETAIL INVESTORS EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE FUNDS TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER AB MUTUAL FUND, OR (III) AS OTHERWISE DESCRIBED BELOW.

You may purchase a Fund's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investments, Inc., or ABI. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC, as described below.

PURCHASE MINIMUMS AND MAXIMUMS
------------------------------

MINIMUMS:*

--Initial:                                                               $2,500
--Subsequent:                                                            $   50


*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary.


MAXIMUM INDIVIDUAL PURCHASE AMOUNT:

--Class A shares                                                           None
--Class B shares                                                     $  100,000
--Class C shares                                                     $1,000,000

OTHER PURCHASE INFORMATION
Your broker or financial advisor must receive your purchase request by the Fund Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Fund Closing Time to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Shares of the Funds are generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by a Fund, the Funds will only accept purchase orders directly from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number (i.e., W-9 tax status). Subject to the requirements of local law applicable to the offering of Fund shares, U.S. citizens (i.e., W-9 tax status) residing in foreign countries are permitted to purchase shares of the Funds through their accounts at U.S. registered broker-dealers and other similar U.S. financial intermediaries, provided the broker-dealer or intermediary has an agreement with the Funds' distributor permitting it to accept orders for the purchase and sale of Fund shares.

The Funds will not accept purchase orders (including orders for the purchase of additional shares) from foreign persons or entities or from resident aliens who, to the knowledge of a Fund, have reverted to non-resident status (e.g., a resident alien who has a non-U.S. address at time of purchase).

TAX-DEFERRED ACCOUNTS
Class A shares are also available to the following tax-deferred arrangements:

..  Traditional and Roth IRAs (minimums listed in the table above apply);

.. SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans (no investment minimum); and

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum).


Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans.

ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary;

.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds; and


..  through certain special arrangements approved by the Adviser.

Advisor Class shares may also be available on brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Advisor
Class shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Funds are available in other share classes that have different fees and expenses.


The Funds' SAI has more detailed information about who may purchase and hold Advisor Class shares.

CLASS A, CLASS R, CLASS K, CLASS I AND CLASS Z SHARES - SHARES AVAILABLE TO GROUP RETIREMENT PLANS
Class A, Class R, Class K, Class I and Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund ("group retirement plans").

Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans but only if such plans have at least $250,000 in plan assets or 100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

Class A, Class R, Class K, Class I and Class Z shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K, Class I and Class Z shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs.


Class I and Class Z shares are also available to certain institutional clients of the Adviser that invest at least $2,000,000 in a Fund.


REQUIRED INFORMATION
A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number on your Mutual Fund Application.

GENERAL
IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. A Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements.

ABI may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS as described below.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12b-1) FEES

                           WHAT IS A RULE 12b-1 FEE?

  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. Each Fund has adopted a plan under Securities and Exchange Commission (the "Commission") Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in a Fund's fee table included in the Summary Information section above.

The amount of Rule 12b-1 and/or service fees for each class of a Fund's shares is up to:

                                                    DISTRIBUTION AND/OR SERVICE
                                                      (RULE 12b-1) FEE (AS A
                                                      PERCENTAGE OF AGGREGATE
                                                     AVERAGE DAILY NET ASSETS)
-------------------------------------------------------------------------------
Class A                                                        0.25%*
Class B                                                        1.00%
Class C                                                        1.00%
Advisor Class                                                  None
Class R                                                        0.50%
Class K                                                        0.25%
Class I                                                        None
Class Z                                                        None

* The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of AB GROWTH FUND and AB LARGE CAP GROWTH FUND is .50% of the aggregate average daily net assets, and the maximum fee allowed under the Rule 12b-1 Plan for Class A shares of all other Funds is .30% of the aggregate average daily net assets. The Boards of the Funds currently limit the Funds' payments to .25%, except with respect to AB DISCOVERY GROWTH FUND, for which payments are currently limited to .23%.


Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B, Class C, and Class R shares are subject to higher Rule 12b-1 fees than Class A or Class K shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. Class C shares are subject to these higher fees for a period of ten years, after which they convert to Class A shares. Share classes with higher Rule 12b-1 fees will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns). All or some of these fees may be paid to financial intermediaries, including your financial intermediary's firm.


SALES CHARGES
CLASS A SHARES. You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment.

The initial sales charge you pay each time you buy Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as BREAKPOINTS OR QUANTITY DISCOUNTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                            INITIAL SALES CHARGE
                                            ------------------
                                             AS % OF    AS % OF
                                            NET AMOUNT  OFFERING
                 AMOUNT PURCHASED            INVESTED    PRICE
                 -----------------------------------------------
                 Up to $100,000                4.44%      4.25%
                 $100,000 up to $250,000       3.36       3.25
                 $250,000 up to $500,000       2.30       2.25
                 $500,000 up to $1,000,000     1.78       1.75
                 $1,000,000 and above          0.00       0.00

Except as noted below, purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.

CLASS A SHARE PURCHASES NOT SUBJECT TO SALES CHARGES.
The Funds may sell their Class A shares at NAV without an initial sales charge or CDSC to some categories of investors, including:


.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries who purchase Class A shares for their own accounts through self-directed and/or non-discretionary brokerage accounts with the broker-dealers or other financial intermediaries that may or may not charge a transaction fee to its customers;

.. plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Adviser's Institutional Investment Management Division or Bernstein Global Wealth Management Division including subsequent contributions to those IRAs;

.. certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's Institutional Investment Management Division, employees of selected dealers authorized to sell a Fund's shares, and employees of the Adviser; or

.. persons participating in a "Mutual Fund Only" brokerage program, sponsored and maintained by a registered broker-dealer or other financial intermediary.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers and discounts or CDSC waivers. In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. FOR WAIVERS AND DISCOUNTS NOT AVAILABLE THROUGH A PARTICULAR INTERMEDIARY, SHAREHOLDERS WILL HAVE TO PURCHASE FUND SHARES DIRECTLY FROM THE FUND OR THROUGH ANOTHER INTERMEDIARY TO RECEIVE THESE WAIVERS OR DISCOUNTS.


Please see the Funds' SAI for more information about purchases of Class A shares without sales charges.


Certain intermediaries impose different eligibility criteria for sales load waivers and discounts, which are described in Appendix B--Financial Intermediary Waivers.


CLASS B SHARES. EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE FUNDS TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED
(I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009,

(II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER AB MUTUAL FUND, OR
(III) AS OTHERWISE DESCRIBED BELOW.

You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in a Fund. Your investment is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

                          YEAR SINCE PURCHASE   CDSC
                          ---------------------------
                          First                 4.00%
                          Second                3.00%
                          Third                 2.00%
                          Fourth                1.00%
                          Fifth and thereafter  None

If you exchange your shares for the Class B shares of another AB Mutual Fund, the CDSC also will apply to the Class B shares received. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AB Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES. You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AB Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.


Class C shares purchased for cash automatically convert to Class A shares ten years after the end of the month of your purchase. If you purchase shares by exchange for the Class C shares of another AB Mutual Fund, the conversion period runs from the date of your original purchase.


                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AB Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

ADVISOR CLASS, CLASS R, CLASS K, CLASS I AND CLASS Z SHARES.
These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES

THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES AND DESCRIBES INFORMATION OR RECORDS YOU MAY NEED TO PROVIDE TO A FUND OR YOUR FINANCIAL INTERMEDIARY IN ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS. YOUR FINANCIAL INTERMEDIARY MAY HAVE DIFFERENT POLICIES AND PROCEDURES REGARDING ELIGIBILITY FOR SALES CHARGE REDUCTION PROGRAMS. SEE APPENDIX B--FINANCIAL INTERMEDIARY WAIVERS.

Information about QUANTITY DISCOUNTS and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.abfunds.com (click on "Investments--Mutual Funds", select the Fund, then click on "More Literature-Understanding Sales Charges & Expenses").


RIGHTS OF ACCUMULATION
To determine if a new investment in Class A shares is eligible for a QUANTITY DISCOUNT, a shareholder can combine the value of the new investment in a Fund with the higher of cost or NAV of existing investments in the Fund, any other AB Mutual Fund and AB Institutional Funds. The AB Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.

COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of a Fund into a single "purchase". A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AB Mutual Fund, including AB Institutional Funds, by:

.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s);

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a QUANTITY DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, the Funds offer a LETTER OF INTENT, which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A shares of a Fund or any other AB Mutual Fund within 13 months. The Fund will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the LETTER OF INTENT. In the event an existing investor chooses to initiate a LETTER OF INTENT, the AB Mutual Funds will use the higher of cost or current NAV of the investor's existing

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investments and of those accounts with which investments are combined via
COMBINED PURCHASE PRIVILEGES toward the fulfillment of the LETTER OF INTENT. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 LETTER OF INTENT is initiated, the subsequent investment of an additional $15,000 would fulfill the LETTER OF INTENT. If an investor fails to invest the total amount stated in the LETTER OF INTENT, a Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for COMBINED PURCHASE PRIVILEGES may purchase shares under a single LETTER OF INTENT.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AB Mutual Funds held in:

..  all of the shareholder's accounts at the Funds or a financial intermediary;
   and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.

CDSC WAIVERS
The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2 ; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.


Please see the Funds' SAI for a list of additional circumstances under which the Funds will waive the CDSCs on redemption of shares.

Your financial intermediary may have different policies and procedures regarding eligibility for CDSC waivers. See Appendix B--Financial Intermediary Waivers.


OTHER PROGRAMS
DIVIDEND REINVESTMENT PROGRAM
Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or CDSC, in the same class of additional shares of a Fund. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Fund. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". In addition, the Fund may reinvest your distribution check (and future checks) in additional shares of the Fund if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.

DIVIDEND DIRECTION PLAN
A shareholder who already maintains accounts in more than one AB Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account.

AUTOMATIC INVESTMENT PROGRAM
The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Please see the Funds' SAI for more details.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

SYSTEMATIC WITHDRAWAL PLAN
The Funds offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

CHOOSING A SHARE CLASS
Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense

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structure allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

..  the amount you intend to invest;

..  how long you expect to own shares;

..  expenses associated with owning a particular class of shares;

.. whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a QUANTITY DISCOUNT, you might consider purchasing Class A shares); and

.. whether a share class is available for purchase (Class R, K, I and Z shares are only offered to group retirement plans, not individuals).


Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee for ten years. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.


A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Funds' SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.

YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF FUND SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?

  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.


All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay financial intermediaries a fee of up to 1% on purchases of Class A shares that are sold without an initial sales charge.

ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.

For Class A, Class C, Class R and Class K shares, up to 100% and, for Class B shares, up to 30% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

  Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:


  - upfront sales commissions;

  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT

In addition to the commissions paid to or charged by financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of
(a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly


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the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.


For 2017, ABI's additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.06% of the average monthly assets of the AB Mutual Funds, or approximately $23 million. In 2016, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $21 million for distribution services and educational support related to the AB Mutual Funds.


A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. If paid by the Funds, these expenses are included in "Other Expenses" under "Fees and Expenses of the Fund--Annual Fund Operating Expenses" in the Summary Information at the beginning of this Prospectus.

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE FUNDS, THE ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT THE TIME OF PURCHASE.


As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


  AIG Advisor Group
  Ameriprise Financial Services
  AXA Advisors
  Cadaret, Grant & Co.
  Citigroup Global Markets
  Citizens Securities
  Commonwealth Financial Network
  Donegal Securities

  Institutional Cash Distributors (ICD)

  JP Morgan Securities
  Lincoln Financial Advisors Corp.
  Lincoln Financial Securities Corp.
  LPL Financial
  Merrill Lynch
  Morgan Stanley
  Northwestern Mutual Investment Services
  PNC Investments
  Raymond James
  RBC Wealth Management
  Robert W. Baird
  Santander Securities
  SunTrust Bank
  UBS Financial Services
  US Bancorp Investments
  Wells Fargo Advisors

Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AB Mutual Funds provided that the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by the Fund Closing Time on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. The Fund expects that it will typically take one to three business days following the receipt of your redemption request in proper form to pay out redemption proceeds. However, while


                                                                             71

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not expected, payment of redemption proceeds may take up to seven days from the day your request is received in proper form by the Fund by the Fund Closing Time. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

Each Fund expects, under normal circumstances, to use cash or cash equivalents held by the Fund to satisfy redemption requests. Each Fund may also determine to sell portfolio assets to meet such requests. Under certain circumstances, including stressed market conditions, each Fund may determine to pay a redemption request by accessing a bank line of credit or by distributing wholly or partly in kind securities from its portfolio, instead of cash.

SALE IN-KIND. Each Fund normally pays proceeds of a sale of Fund shares in cash. However, each Fund has reserved the right to pay the sale price in whole or in part by a distribution in-kind of securities in lieu of cash. If the redemption payment is made in-kind, the securities received will be subject to market risk and may decline in value. In addition, you may incur brokerage commissions if you elect to sell the securities for cash.


SELLING SHARES THROUGH YOUR FINANCIAL INTERMEDIARY OR RETIREMENT PLAN
Your financial intermediary or plan recordkeeper must receive your sales request by the Fund Closing Time and submit it to the Fund by a pre-arranged time for you to receive that day's NAV, less any applicable CDSC. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO THE FUND
BY MAIL:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE:
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

..  ABIS must receive and confirm a telephone redemption request by the Fund
   Closing Time for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Fund account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Each Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell

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portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.


Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). Each Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund irrespective of its investments in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below, subject to each Fund's ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

.. TRANSACTION SURVEILLANCE PROCEDURES. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third-party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions

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  from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to its oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above. More information about the valuation of the Funds' assets is available in the Funds' SAI.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading global investment adviser supervising client accounts with assets as of September 30, 2017 totaling approximately $535 billion (of which over $105 billion represented assets of registered investment companies sponsored by the Adviser). As of September 30, 2017, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 16 of the nation's FORTUNE 100 companies), for public employee retirement funds in 28 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 30 registered investment companies managed by the Adviser, comprising approximately 117 separate investment portfolios, had as of September 30, 2017 approximately 2.1 million shareholder accounts.


The Adviser provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid the Adviser, during its most recent fiscal year or period, a percentage of net assets as follows:


                                             FEE AS A PERCENTAGE OF
                                                  AVERAGE NET       FISCAL YEAR
FUND                                                ASSETS*            ENDED
-------------------------------------------------------------------------------
AB Growth Fund                                         .75%           7/31/17
AB Large Cap Growth Fund                               .59%           7/31/17
AB Concentrated Growth Fund                            .80%           6/30/17
AB Discovery Growth Fund                               .63%           7/31/17
AB Small Cap Growth Portfolio                          .75%           7/31/17
AB Select US Equity Portfolio                         1.00%           6/30/17
AB Select US Long/Short Portfolio                     1.50%           6/30/17
AB Sustainable Global Thematic Fund                    .75%           7/31/17
AB International Growth Fund                           .75%           6/30/17
AB Global Core Equity Portfolio                        .68%           6/30/17
AB International Strategic Core Portfolio              .00%           6/30/17
AB Concentrated International Growth
 Portfolio                                             .00%           6/30/17

--------

*Fee stated net of any expense limitations. See "Fees and Expenses of the Fund" in the Summary Information at the beginning of this Prospectus for more information about fee waivers.

A discussion regarding the basis for the Board's approval of each Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended June 30, 2017 or July 31, 2017 as shown in the table above.


The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The day-to-day management of, and investment decisions for, the AB GROWTH FUND are made by the Adviser's Growth Investment Team.

The following table lists the senior members of the Growth Investment Team with the responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                            PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE           THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------
Bruce K. Aronow; since 2013; Senior  Senior Vice President of the Adviser,
Vice President of the Adviser        with which he has been associated in a
                                     substantially similar capacity as a
                                     portfolio manager since prior to 2012,
                                     and Chief Investment Officer of U.S.
                                     Small/SMID Cap Growth.

Frank V. Caruso; since 2008; Senior  Senior Vice President of the Adviser,
Vice President of the Adviser        with which he has been associated in a
                                     substantially similar capacity as a
                                     portfolio manager since prior to 2012,
                                     and Chief Investment Officer of U.S.
                                     Growth Equities.

John H. Fogarty; since 2013; Senior  Senior Vice President of the Adviser and
Vice President of the Adviser        portfolio manager for the US Mid Cap
                                     Fundamental Growth, US Growth
                                     Equities, and US Growth and Income
                                     portfolios since prior to 2012, portfolio
                                     manager for US Large Cap Growth
                                     since 2012.


The day-to-day management of, and investment decisions for, the AB LARGE CAP GROWTH FUND are made by the Adviser's U.S. Large Cap Growth Investment Team.

The following table lists the senior members of the U.S. Large Cap Growth Investment Team with the responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                             PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE             THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------
Frank V. Caruso; since 2012; Senior     (see above)
Vice President of the Adviser

Vincent C. Dupont; since 2012; Senior   Senior Vice President of the Adviser,
Vice President of the Adviser           with which he has been associated in a
                                        substantially similar capacity as a
                                        portfolio manager since prior to 2012.

John H. Fogarty; since 2012; Senior     (see above)
Vice President of the Adviser

Karen A. Sesin; since 2016; Senior      Senior Vice President of the Adviser,
Vice President of the Adviser           with which she has been associated in
                                        a substantially similar capacity as a
                                        portfolio manager since prior to 2012.

The day-to-day management of, and investment decisions for, the AB CONCENTRATED GROWTH FUND are made by Mr. James Tierney, a Senior Vice President of the Adviser, with which he has been associated since December 2013 and Chief Investment Officer of Concentrated U.S. Growth, when the Adviser acquired WPS Advisors, Inc. ("WPS"). Prior thereto, he was Chief Investment Officer of WPS (2010-2013) and Portfolio Manager/Analyst and Senior Vice President of WPS (2003-2010).

The day-to-day management of, and investment decisions for, the AB DISCOVERY GROWTH FUND are made by the Adviser's U.S. Small/Mid Cap Growth Investment Team.

The following table lists the senior members of the U.S. Small/Mid Cap Growth Investment Team with the responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                           PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE           THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------
Bruce K. Aronow; since 2008;        (see above)
Senior Vice President of the
Adviser

N. Kumar Kirpalani; since 2008;     Senior Vice President of the Adviser,
Senior Vice President of the        with which he has been associated in a
Adviser                             substantially similar capacity as a
                                    portfolio manager since prior to 2012.

Samantha S. Lau; since 2008;        Senior Vice President of the Adviser,
Senior Vice President of the        with which she has been associated in
Adviser                             a substantially similar capacity as a
                                    portfolio manager since prior to 2012
                                    and Co-Chief Investment Officer of U.S.
                                    Small/Smid Cap Growth.

Wen-Tse Tseng; since 2008; Senior   Senior Vice President of the Adviser,
Vice President of the Adviser       with which he has been associated in a
                                    substantially similar capacity since prior
                                    to 2012.


The day-to-day management of, and investment decisions for, the AB SMALL CAP GROWTH PORTFOLIO are made by the Adviser's Small Cap Growth Investment Team.

The following table lists the persons within the Small Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                                   PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                  THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------
Bruce K. Aronow; since 2000; Senior Vice                  (see above)
President of the Adviser

N. Kumar Kirpalani; since 2004; Senior Vice               (see above)
President of the Adviser

Samantha S. Lau; since 2004; Senior Vice                  (see above)
President of the Adviser

Wen-Tse Tseng; since 2006; Senior Vice President          (see above)
of the Adviser


The day-to-day management of, and investment decisions for, the AB SELECT US EQUITY PORTFOLIO and AB SELECT US LONG/SHORT PORTFOLIO are made by the Adviser's Select Equity Portfolios Investment Team. The following table lists the senior members of the Select Equity Portfolios Investment Team with the primary responsibility for day-to-day management of the Funds' portfolios, the year that each person assumed joint and primary responsibility for each Fund, and each person's principal occupation during the past five years:



                                            PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE            THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------
Kurt A. Feuerman; since 2011 for the  Senior Vice President and Chief
AB Select US Equity Portfolio and     Investment Officer, Select US Equity
since 2012 for the AB Select US       Portfolios of the Adviser, with which he
Long/Short Portfolio; Senior Vice     has been associated in this current
President of the Adviser              position since prior to 2012.

Anthony Nappo; since 2015; Senior     Senior Vice President and Co-Chief
Vice President of the Adviser         Investment Officer, Select US Equity
                                      Portfolios of the Adviser since June
                                      2015, and a Portfolio Manager/
                                      Research Analyst on the Select Equities
                                      Portfolio Investment Team since prior to
                                      2012.



The day-to-day management of, and investment decisions for, the AB SUSTAINABLE GLOBAL THEMATIC FUND are made by the Adviser's Thematic and Sustainable Equities Investment Team.

The following table lists the person within the Thematic and Sustainable Equities Investment Team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that the person has been jointly or primarily responsible for the Fund, and that person's principal occupation during the past five years:



                                              PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE              THE PAST FIVE (5) YEARS
--------------------------------------------------------------------------------
Daniel C. Roarty; since 2013; Senior     Senior Vice President of the Adviser,
Vice President of the Adviser            with which he has been associated
                                         since prior to 2012, and Chief
                                         Investment Officer of the Thematic and
                                         Sustainable Equities Team since 2013.
                                         Prior thereto, he was named sector
                                         head for the technology sector on the
                                         Global/International Research Growth
                                         team as of July 1, 2011, and team
                                         leader for that team in early 2012.



The day-to-day management of, and investment decisions for, the AB INTERNATIONAL GROWTH FUND are made by the Adviser's Thematic and Sustainable Equities Investment Team.

The following table lists the person within the Thematic and Sustainable Equities Investment Team with the responsibility for the day-to-day management of the Fund's portfolio, the length of time that the person has been jointly or primarily responsible for the Fund, and that person's principal occupation during the past five years:


                                                   PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                  THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------
Daniel C. Roarty; since 2011; Senior Vice                 (see above)
President of the Adviser

The day-to-day management of, and investment decisions for, the AB GLOBAL CORE EQUITY PORTFOLIO are made by an Investment Policy Team.

The following table lists the persons with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                           PRINCIPAL OCCUPATION(S) DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE             THE PAST FIVE (5) YEARS
--------------------------------------------------------------------------------
David Dalgas; since 2014; Senior      Senior Vice President of the Adviser and
Vice President of the Adviser         Chief Investment Officer of Global Core
                                      Equity since 2014. Previously, he served
                                      as Head of Equities and Chief
                                      Investment Officer of CPH Capital
                                      Fondsmaeglerselskab A/S ("CPH
                                      Capital"), since prior to 2012.

Klaus Ingemann; since 2014; Senior    Senior Vice President and Senior Research
Vice President of the Adviser         Analyst/Portfolio Manager of the Adviser
                                      since 2014. Previously, he was an
                                      executive member of the Investment
                                      Board of CPH Capital since prior to 2012.



The day-to-day management of, and investment decisions for, the AB INTERNATIONAL STRATEGIC CORE PORTFOLIO are made by the Adviser's Strategic Core Investment Team.


The following table lists the senior members of the Strategic Core Investment Team with the responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                               PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE              THE PAST FIVE (5) YEARS
----------------------------------------------------------------------------------
Kent W. Hargis; since 2015; Senior      Senior Vice President, Portfolio Manager
Vice President of the Adviser           of Strategic Core Equities and Head of
                                        Quantitative Research--Equities of the
                                        Adviser, with which he has been
                                        associated in a similar capacity to his
                                        current position since prior to 2012.

Sammy Suzuki; since 2015; Senior Vice   Senior Vice President, Portfolio Manager
President of the Adviser                of Strategic Core Equities of the Adviser
                                        since 2015. Previously, he was Director
                                        of Research, Emerging Markets Value
                                        Equities from prior to 2012 until 2015.



The day-to-day management of, and investment decisions for, the AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO are made by the Adviser's Concentrated International Growth Investment Team.

The following table lists the senior members of the Concentrated International Growth Investment Team with the responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:



                                           PRINCIPAL OCCUPATION(S) DURING
EMPLOYEE; YEAR; TITLE                         THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------
Dev Chakrabarti; since 2015; Senior   Senior Vice President of the Adviser and
Vice President of the Adviser         Portfolio Manager and Senior Research
                                      Analyst for Concentrated Global
                                      Growth. Prior to joining the Adviser in
                                      December 2013, he was a Portfolio
                                      Manager/Analyst on the Global Equity
                                      Research and Portfolio Management
                                      Team at WPS Advisors, Inc. ("WPS")
                                      since prior to 2012.

Mark Phelps; since 2015; Senior Vice  Senior Vice President of the Adviser and
President of the Adviser              Chief Investment Officer of Concentrated
                                      Global Growth, with which he has been
                                      associated since December 2013, when
                                      the Adviser acquired WPS. Prior thereto,
                                      he was President and managing director
                                      of Global Investments of WPS (from prior
                                      to 2012 until December 2013) and Chief
                                      Investment Officer of WPS (from prior to
                                      2012 until June 2013).


The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS

AB GLOBAL CORE EQUITY PORTFOLIO, AB SELECT US EQUITY PORTFOLIO, AB SELECT US LONG/SHORT PORTFOLIO AND AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO
The investment teams employed by the Adviser to manage the AB GLOBAL CORE EQUITY PORTFOLIO, AB SELECT US EQUITY PORTFOLIO, AB SELECT US LONG/SHORT PORTFOLIO and AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO have substantial experience in managing discretionary accounts of institutional clients, pooled investment vehicles and/or other registered investment companies (the "Similarly Managed Accounts") that have substantially the same investment objectives and policies and are managed in accordance with substantially the same investment strategies as those applicable to each Fund. The Similarly Managed Accounts that are not registered investment companies are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Funds, as registered investment companies, are subject and which, if applicable to the Similarly Managed Accounts, may have adversely affected their performance.

Set forth below is performance data provided by the Adviser relating to the Similarly Managed Accounts managed by the investment team that manages each Fund's assets. Performance data is shown for the period during which the investment teams of the Adviser managed the Similarly Managed Accounts through September 30, 2017. The aggregate assets for the Similarly Managed Accounts as of September 30, 2017 are also shown.


Prior to June 2011, the Similarly Managed Accounts of AB SELECT US EQUITY PORTFOLIO and AB SELECT US LONG/SHORT PORTFOLIO were managed at Caxton Associates L.P. by an investment team led by Mr. Feuerman. As of June 2011, Mr. Feuerman and his team joined the Adviser, which became the investment adviser of the Similarly Managed Accounts.


The performance data is net of all fees (including brokerage commissions) charged to the Similarly Managed Accounts, calculated on a monthly basis. The performance data has been calculated by deducting the maximum management fee paid by investors in a Similarly Managed Account. The maximum fee for the Similarly Managed Accounts of AB GLOBAL CORE EQUITY PORTFOLIO is 0.80% of assets annually. The maximum fee for the Similarly Managed Accounts of AB SELECT US EQUITY PORTFOLIO is 1.50% annually or, after January 1, 2012, 1.00% annually. The maximum fee for the Similarly Managed Accounts of AB SELECT US LONG/SHORT PORTFOLIO is 1.00% annually, plus 20% of net realized and unrealized appreciation (subject to "high water mark" provisions that require payment of the fee on net appreciation only when the Similarly Managed Account's NAV exceeds the Similarly Managed Account's highest prior NAV determined as of certain specified dates). The highest investment management fee charged to a Similarly Managed Account of AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO is 0.90% of account assets and the current management fee schedule for the Similarly Managed Accounts of the Fund is 0.90% of the first $50 million of account assets, 0.75% of the next $50 million of account assets, and 0.65% of account assets in excess of $100 million. Net-of-fee performance figures reflect the compounding effect of such fees.

The data has not been adjusted to reflect any fees that will be payable by the Funds, which may be higher than the fees imposed on the Similarly Managed Accounts, and will reduce the returns of the Funds. Furthermore, investors in the Similarly Managed Accounts pay no sales charges in connection with their investments, and the data below has not been adjusted to reflect any sales charge that may be paid by Fund investors. The deduction of any such higher fees or sales charges would have resulted in lower performance. While Similarly Managed Account performance is net of foreign withholding taxes, except as noted, the performance data has not been adjusted for U.S. corporate or individual taxes, if any, payable by owners of the Similarly Managed Accounts.


The Adviser has calculated the investment performance of the Similarly Managed Accounts on a trade-date basis. Income has been accrued daily, dividends have been accrued at the end of the month and cash flows weighted daily. Investment performance for each Fund has been determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Similarly Managed Accounts may produce different results, and the results for different periods may vary.

Performance for certain Similarly Managed Accounts is for the Class A interests of such Similarly Managed Accounts. Pursuant to applicable rules of FINRA, the Class A interests (which are generally available only to investors unaffiliated with the Adviser) receive all or a substantial majority (at least 90%) of the profits and losses of the Similarly Managed Account attributable to investments in "new issue" securities.


The MSCI ACWI Index (Net) is used by AB GLOBAL CORE EQUITY PORTFOLIO and its Similarly Managed Accounts, for purposes of this example, as a benchmark to measure its relative performance. The MSCI ACWI Index (Net) is a free float-adjusted market capitalization index designed to measure the equity market performance of developed and emerging markets.

To the extent the investment team utilizes investment techniques such as swaps, futures contracts, forwards or options, the performance of the MSCI ACWI Index
(Net) may not be substantially comparable to the performance of the investment team's Similarly Managed Accounts.

The S&P 500 Index is used by AB SELECT US EQUITY PORTFOLIO and AB SELECT US LONG/SHORT PORTFOLIO and their Similarly Managed Accounts, for purposes of this example, as a benchmark to measure their relative performance. The S&P 500 Index is a stock market index containing the stocks of 500 large-capitalization corporations. Widely regarded as the best single gauge of the U.S. equity market, the S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The index performance is included to illustrate material economic and market factors that existed during the time period shown. The index does not reflect the deduction of any fees. If the Funds were to purchase a portfolio of securities substantially identical to the securities comprising the index, the performance of the Funds relative to the index would be reduced by the Funds' expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Funds' shareholders of sales charges and income taxes.

The MSCI EAFE Index is used by AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO and its Similarly Managed Accounts, for purposes of this example as a benchmark to measure its relative performance. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed-market equity performance throughout the world.

To the extent the investment team utilizes investment techniques such as swaps, futures contracts, forwards or options, the performance of the MSCI EAFE Index may not be substantially comparable to the performance of the investment team's Similarly Managed Accounts.


The performance data below is provided solely to illustrate each investment team's performance in managing the Similarly Managed Accounts as measured against a broad-based market index. The performance of each Fund will be affected by the performance of the investment teams managing each Fund's assets. If the investment teams were to perform relatively poorly, the performance of the corresponding Fund would suffer. Investors should not rely on the performance data of the Similarly Managed Accounts as an indication of future performance of a Fund.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that is used to calculate each Fund's performance. The use of a methodology different from that used to calculate performance could result in different performance data.

SCHEDULE OF HISTORICAL PERFORMANCE - SIMILARLY MANAGED ACCOUNTS*


                                                  SIMILARLY
                                               MANAGED ACCOUNTS MSCI ACWI INDEX
AB GLOBAL CORE EQUITY PORTFOLIO                 TOTAL RETURN**       (NET)
-------------------------------------------------------------------------------
Year Ended December 31, except for period
 ended September 30, 2017:
2017                                                 17.97%          17.25%
2016                                                  7.99%           7.86%
2015                                                 -2.47%          -2.36%
2014                                                  1.17%           4.16%
2013                                                 29.16%          22.80%
2012                                                 25.09%          16.13%
Six months ended December 31, 2011***               -12.19%         -11.49%
Cumulative total return for the period from
 July 1, 2011 (inception of Similarly Managed
 Accounts) to September 30, 2017                     78.34%          62.35%

                                                    SIMILARLY
                                                 MANAGED ACCOUNTS
AB SELECT US EQUITY PORTFOLIO                     TOTAL RETURN**  S&P 500 INDEX
-------------------------------------------------------------------------------
Year Ended December 31, except for period ended
 September 30, 2017:
2017                                                   13.23%         14.24%
2016                                                    9.13%         11.96%
2015                                                    1.04%          1.38%
2014                                                   13.17%         13.69%
2013                                                   30.88%         32.39%
2012                                                   16.18%         16.00%
2011                                                    3.82%          2.11%
2010                                                   19.84%         15.06%
2009                                                   35.64%         26.46%
2008                                                  -35.32%        -37.00%
2007                                                   12.18%          5.49%
2006                                                   20.48%         15.79%
2005                                                   15.04%          4.91%



                                                    SIMILARLY
                                                 MANAGED ACCOUNTS
AB SELECT US LONG/SHORT PORTFOLIO                 TOTAL RETURN**  S&P 500 INDEX
-------------------------------------------------------------------------------
Year Ended December 31, except for period ended
 September 30, 2017:
2017                                                   5.84%          14.24%
2016                                                   4.34%          11.96%
2015                                                  -0.27%           1.38%
2014                                                   3.28%          13.69%
2013                                                  16.95%          32.39%
2012                                                   6.52%          16.00%
2011                                                   0.58%           2.11%
2010                                                   8.12%          15.06%
2009                                                  10.15%          26.46%
2008                                                  -8.00%         -37.00%

                                                    SIMILARLY
                                                 MANAGED ACCOUNTS
AB SELECT US LONG/SHORT PORTFOLIO                 TOTAL RETURN**  S&P 500 INDEX
-------------------------------------------------------------------------------
2007                                                   6.82%           5.49%
2006                                                  13.03%          15.79%
2005                                                   6.77%           4.91%
2004                                                  15.68%          10.88%
2003                                                  21.63%          28.68%
2002                                                   0.52%         -22.10%
2001                                                  18.82%         -11.88%
2000                                                  34.36%          -9.11%


                                                       SIMILARLY
                                                    MANAGED ACCOUNTS    MSCI
AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO       TOTAL RETURN**  EAFE INDEX
-------------------------------------------------------------------------------
Year Ended December 31, except for period ended
 September 30, 2017:
2017                                                      31.80%        19.96%
2016                                                      -5.59%         1.00%
2015                                                       2.90%        -0.81%
2014                                                       3.72%        -4.90%
2013                                                       8.69%        22.78%
2012                                                      20.63%        17.32%
2011                                                     -15.05%       -12.14%
2010                                                      12.24%         7.75%
2009                                                      29.95%        31.78%
2008                                                     -39.55%       -43.38%
2007                                                       7.73%        11.17%
One month ended December 31, 2006#                         2.68%         3.14%
Cumulative total return for the period from
 November 30, 2006 (inception of Similarly Managed
 Accounts) to September 30, 2017                          44.28%        33.32%



AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2017


SIMILARLY MANAGED ACCOUNTS--NET OF FEES PERFORMANCE

Average annual returns for periods ended September 30, 2017, with aggregate assets as of September 30, 2017.



                                                                 ASSETS                                 SINCE
AB GLOBAL CORE EQUITY PORTFOLIO                               (IN MILLIONS) 1 YEAR  3 YEARS 5 YEARS  INCEPTION***
-----------------------------------------------------------------------------------------------------------------
        Similarly Managed Accounts**                            $2,789.74   17.95%   7.93%   10.87%      9.70%
        MSCI ACWI Index (Net)                                               18.65%   7.43%   10.20%      8.06%
-----------------------------------------------------------------------------------------------------------------

                                                                 ASSETS                                 SINCE
AB SELECT US EQUITY PORTFOLIO                                 (IN MILLIONS) 1 YEAR  3 YEARS 5 YEARS   INCEPTION+
-----------------------------------------------------------------------------------------------------------------
        Similarly Managed Accounts                              $5,187.62   18.36%   9.39%   13.16%     10.68%
        S&P 500 Index                                                       18.61%  10.81%   14.22%      8.15%
-----------------------------------------------------------------------------------------------------------------

                                                   ASSETS                                               SINCE
AB SELECT US LONG/SHORT PORTFOLIO               (IN MILLIONS)    1 YEAR     3 YEARS 5 YEARS 10 YEARS  INCEPTION^
-----------------------------------------------------------------------------------------------------------------
        Similarly Managed Accounts                $1,920.08         7.90%    3.51%   5.84%    4.69%      8.90%
        S&P 500 Index                                              18.61%   10.81%  14.22%    7.44%      5.10%
-----------------------------------------------------------------------------------------------------------------

                                                   ASSETS                                               SINCE
AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO  (IN MILLIONS)    1 YEAR     3 YEARS 5 YEARS 10 YEARS  INCEPTION#
-----------------------------------------------------------------------------------------------------------------
        Similarly Managed Accounts##              $  200.55        23.89%    8.43%   9.11%    2.32%      3.44%
        MSCI EAFE Index                                            19.10%    5.04%   8.38%    1.34%      2.69%
-----------------------------------------------------------------------------------------------------------------


* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of presentation of this data is described in the preceding discussion.

** Net of all fees.

***Inception date of the Similarly Managed Accounts is July 1, 2011.


+  Inception date of the Similarly Managed Accounts is December 31, 2004.

^  Inception date of the Similarly Managed Accounts is December 31, 1999.

#  Inception date of the Similarly Managed Accounts is November 30, 2006.

## Net of fees charged by the Adviser and portfolio transaction costs.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO
Certain members of the investment team employed by the Adviser to manage the AB INTERNATIONAL STRATEGIC CORE PORTFOLIO have experience in managing a non-fee paying discretionary account of the Adviser (the "Proprietary Account") that had substantially the same investment objective and policies and was managed in accordance with substantially similar investment strategies as the Fund. The Proprietary Account was not a registered investment company and was not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Fund, as a registered investment company, is subject and which, if applicable to the Proprietary Account, may have adversely affected the performance of the Proprietary Account.


Set forth below is performance data provided by the Adviser relating to the Proprietary Account and the Fund (together, the "Similarly Managed Accounts"). The performance data shown reflects the performance of the Proprietary Account for the period from its inception on October 1, 2011 through September 30, 2017 and for the Fund from July 31, 2015 through September 30, 2017. The net assets of the Fund as of September 30, 2017 were approximately $48.81 million. The performance data is net of fees charged by the Adviser, generally calculated by deducting the highest fee that would be charged to an institutional account managed in a substantially similar manner (0.55% of account assets), and portfolio transaction costs. Net-of-fee performance figures reflect the compounding effect of such fees.

For the periods prior to July 31, 2015, the data has not been adjusted to reflect any fees and expenses that are payable by the Fund, which may be higher than the fees imposed on other accounts and will reduce the returns of the Fund. Among other fees and expenses, expenses associated with the distribution of Class A and Class C shares of the Fund in accordance with the plans adopted by the Fund's Board under Commission Rule 12b-1 are excluded. While Similarly Managed Accounts performance is net of foreign withholding taxes, the performance data has not been adjusted for corporate or individual taxes, if any, payable by account owners.


The MSCI EAFE Index is used for purposes of this example as a benchmark to measure the relative performance of the Similarly Managed Accounts. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed-market equity performance throughout the world.

To the extent the Adviser utilizes investment techniques such as swaps, futures contracts, forwards or options, the performance of the MSCI EAFE Index may not be substantially comparable to the performance of the investment team's Similarly Managed Accounts.

The performance data below is provided solely to illustrate the performance of the Similarly Managed Accounts as measured against a broad-based market index. The performance of the Fund will be affected by the performance of the investment team managing the Fund's assets. If the investment team were to perform relatively poorly, the performance of the Fund would suffer. Investors should not rely on the performance data of the Similarly Managed Accounts as an indication of future performance of the Fund.


The investment performance for the periods presented may not be indicative of future rates of return. For the periods prior to July 31, 2015, the performance was not calculated pursuant to the methodology established by the Commission that is used to calculate the Fund's performance. The use of methodology different from that used to calculate performance could result in different performance data.


SIMILARLY MANAGED ACCOUNTS - SCHEDULE OF HISTORICAL PERFORMANCE*


                                                    AB INTERNATIONAL
                                                     STRATEGIC CORE
                                                       PORTFOLIO
                                                       SIMILARLY
                                                    MANAGED ACCOUNTS    MSCI
                                                     TOTAL RETURN**  EAFE INDEX
-------------------------------------------------------------------------------
Year Ended December 31, except for period ended
 September 30, 2017:
2017                                                     19.94%        19.96%
2016                                                      0.25%         1.00%
2015                                                      5.51%        -0.81%
2014                                                      3.57%        -4.90%
2013                                                     23.54%        22.78%
2012                                                     10.55%        17.32%
Three months ended December 31, 2011***                   4.31%         3.33%
Cumulative total return for the period from
 October 1, 2011 (inception of Proprietary
 Account) to September 30, 2017                          87.19%        70.10%



AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2017*



                                                                      SINCE
                                                    1 YEAR 3 YEARS INCEPTION***
-------------------------------------------------------------------------------
AB INTERNATIONAL STRATEGIC CORE PORTFOLIO
Similarly Managed Accounts**                        14.34%  7.96%     11.01%
MSCI EAFE Index                                     19.10%  5.04%      9.26%

--------
* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of presentation of this data is described in the preceding discussion.

** Net of fees charged by the Adviser and portfolio transaction costs.


***Inception date of the Proprietary Account is October 1, 2011.


TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. Financial intermediaries and recordkeepers, which may have affiliated financial intermediaries that sell shares of the AB Mutual Funds, may be paid by a Fund, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by the Fund pursuant to its Rule 12b-1 plan. Amounts paid by a Fund for these services are included in "Other Expenses" under "Fees and Expenses of the Fund" in the Summary Information section of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.


For more information, please refer to the Fund's SAI, call your financial advisor or visit our website at www.abfunds.com.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gains distributions are taxable as long-term capital gains. Distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at the same preferential tax rates applicable to long-term capital gains, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations". Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that a Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAI for information on how you will be taxed as a result of holding shares in the Funds.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AB Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AB Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks, including floating-rate and variable-rate instruments.


MSCI ACWI INDEX is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands,
New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.


MSCI EAFE INDEX is a stock market index of foreign stocks, from the perspective of a North American investor. The index is market capitalization weighted (meaning that the weight of securities is determined based on their respective market capitalizations). The index targets coverage of 85% of the market capitalization of the equity markets of all countries that are a part of the index. The EAFE acronym stands for "Europe, Australasia, and Far East".

NON-U.S. COMPANY OR NON-U.S. ISSUER is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country,
(ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000(R) companies (the largest 1,000 U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) GROWTH INDEX measures the performance of the small to mid-capitalization growth segment of the U.S. equity universe. It includes those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2500(R) GROWTH INDEX measures the performance of the small to mid-capitalization growth segment of the U.S. equity universe. It includes those Russell 2500(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 3000(R) GROWTH INDEX measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 INDEX is a stock market index containing the stocks of 500 U.S. large-capitalization corporations. Widely regarded as the best single gauge of the U.S. equities market, the S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). With respect to AB CONCENTRATED GROWTH FUND, the financial statements for the four most recent fiscal periods have been audited by Ernst & Young LLP, independent registered public accounting firm. The financial statements pertaining to the Fund's Advisor Class shares for the fiscal years prior to the four most recent fiscal periods were audited by the previous independent registered public accounting firm of the Fund. With respect to all other Funds, the financial statements for all fiscal years have been audited by Ernst & Young LLP, independent registered public accounting firm. The reports of the independent registered public accounting firms, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

AB GROWTH FUND


---------------------------------------------------------------------------------------------------------------------------------
                                                                                               CLASS A
                                                                                         YEAR ENDED JULY 31,
                                                                         2017          2016         2015       2014       2013
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $  61.79       $  66.15      $  57.43   $  48.62   $  40.28
                                                                    --------       --------      --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                  (.31)(b)+      (.30)(b)      (.25)      (.31)      (.08)
Net realized and unrealized gain on investment and foreign
 currency transactions                                                 11.01           1.64         11.91       9.12       8.42
Capital contributions                                                  - 0 -            .12         - 0 -      - 0 -      - 0 -
                                                                    --------       --------      --------   --------   --------
Net increase in net asset value from operations                        10.70           1.46         11.66       8.81       8.34
                                                                    --------       --------      --------   --------   --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions         (.62)         (5.82)        (2.94)     - 0 -      - 0 -
                                                                    --------       --------      --------   --------   --------
Net asset value, end of period                                      $  71.87       $  61.79      $  66.15   $  57.43   $  48.62
                                                                    ========       ========      ========   ========   ========
TOTAL RETURN
Total investment return based on net asset value(c)*                   17.48%+         2.40%        20.93%     18.12%     20.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                           $672,808       $581,533      $621,337   $554,270   $513,991
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                             1.24%          1.28%         1.29%      1.38%      1.44%
 Expenses, before waivers/reimbursements(d)                             1.25%          1.28%         1.29%      1.38%      1.44%
 Net investment loss                                                    (.49)%(b)+     (.50)%(b)     (.40)%     (.56)%     (.18)%
Portfolio turnover rate                                                   54%            47%           59%        72%        70%
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 CLASS B
                                                                                           YEAR ENDED JULY 31,
                                                                             2017          2016       2015      2014      2013
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $ 35.94       $ 41.20      $ 37.11   $ 31.65   $ 26.43
                                                                         -------       -------      -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                      (.45)(b)+     (.47)(b)     (.48)     (.46)     (.27)
Net realized and unrealized gain on investment and foreign currency
 transactions                                                               6.31           .91         7.51      5.92      5.49
Capital contributions                                                      - 0 -           .12        - 0 -     - 0 -     - 0 -
                                                                         -------       -------      -------   -------   -------
Net increase in net asset value from operations                             5.86           .56         7.03      5.46      5.22
                                                                         -------       -------      -------   -------   -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions             (.62)        (5.82)       (2.94)    - 0 -     - 0 -
                                                                         -------       -------      -------   -------   -------
Net asset value, end of period                                           $ 41.18       $ 35.94      $ 41.20   $ 37.11   $ 31.65
                                                                         =======       =======      =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)*                       16.61%+        1.57%       19.85%    17.25%    19.75%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                $11,202       $13,567      $17,178   $18,466   $21,313

RATIO TO AVERAGE NET ASSETS OF:
 Expenses, net of waivers/reimbursements(d)                                 2.00%         2.08%        2.12%     2.14%     2.22%
 Expenses, before waivers/reimbursements(d)                                 2.01%         2.08%        2.12%     2.14%     2.22%
 Net investment loss                                                       (1.22)%(b)+   (1.30)%(b)   (1.23)%   (1.32)%    (.95)%
Portfolio turnover rate                                                       54%           47%          59%       72%       70%
---------------------------------------------------------------------------------------------------------------------------------


See footnotes on page 89.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 CLASS C
                                                                                           YEAR ENDED JULY 31,
                                                                             2017          2016       2015      2014      2013
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $ 36.37       $ 41.61      $ 37.42   $ 31.90   $ 26.62
                                                                         -------       -------      -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                      (.45)(b)+     (.46)(b)     (.45)     (.45)     (.26)
Net realized and unrealized gain on investment and foreign currency
 transactions                                                               6.39           .92         7.58      5.97      5.54
Capital contributions                                                      - 0 -           .12        - 0 -     - 0 -     - 0 -
                                                                         -------       -------      -------   -------   -------
Net increase in net asset value from operations                             5.94           .58         7.13      5.52      5.28
                                                                         -------       -------      -------   -------   -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions             (.62)        (5.82)       (2.94)    - 0 -     - 0 -
                                                                         -------       -------      -------   -------   -------
Net asset value, end of period                                           $ 41.69       $ 36.37      $ 41.61   $ 37.42   $ 31.90
                                                                         =======       =======      =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)*                       16.60%+        1.64%       19.96%    17.30%    19.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                $25,188       $70,221      $73,695   $66,232   $61,326
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                                 2.01%         2.03%        2.04%     2.09%     2.16%
 Expenses, before waivers/reimbursements(d)                                 2.02%         2.03%        2.04%     2.09%     2.16%
 Net investment loss                                                       (1.20)%(b)+   (1.26)%(b)   (1.15)%   (1.28)%    (.90)%
Portfolio turnover rate                                                       54%           47%          59%       72%       70%
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                               ADVISOR CLASS
                                                                                            YEAR ENDED JULY 31,
                                                                               2017          2016       2015      2014     2013
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 66.36       $ 70.45      $ 60.83   $ 51.34   $42.40
                                                                           -------       -------      -------   -------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                               (.19)(b)+     (.16)(b)     (.12)     (.15)     .05
Net realized and unrealized gain on investment and foreign currency
 transactions                                                                11.88          1.77        12.68      9.64     8.89
Capital contributions                                                        - 0 -           .12        - 0 -     - 0 -    - 0 -
                                                                           -------       -------      -------   -------   ------
Net increase in net asset value from operations                              11.69          1.73        12.56      9.49     8.94
                                                                           -------       -------      -------   -------   ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions               (.62)        (5.82)       (2.94)    - 0 -    - 0 -
                                                                           -------       -------      -------   -------   ------
Net asset value, end of period                                             $ 77.43       $ 66.36      $ 70.45   $ 60.83   $51.34
                                                                           =======       =======      =======   =======   ======
TOTAL RETURN
Total investment return based on net asset value(c)*                         17.80%+        2.63%       21.24%    18.48%   21.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                  $39,856       $22,489      $32,687   $12,673   $6,938
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                                    .99%         1.03%        1.02%     1.08%    1.14%
 Expenses, before waivers/reimbursements(d)                                   1.00%         1.03%        1.02%     1.08%    1.14%
 Net investment income (loss)                                                 (.27)%(b)+    (.25)%(b)    (.18)%    (.26)%    .12%
Portfolio turnover rate                                                         54%           47%          59%       72%      70%
---------------------------------------------------------------------------------------------------------------------------------


See footnotes on page 89.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    CLASS R
                                                                                              YEAR ENDED JULY 31,
                                                                                  2017        2016       2015     2014     2013
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $60.75       $65.33      $56.92   $48.29   $40.06
                                                                              ------       ------      ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                          (.51)(b)+    (.49)(b)    (.42)    (.42)    (.12)
Net realized and unrealized gain on investment and foreign currency
 transactions                                                                  10.80         1.61       11.77     9.05     8.35
Capital contributions                                                          - 0 -          .12       - 0 -    - 0 -    - 0 -
                                                                              ------       ------      ------   ------   ------
Net increase in net asset value from operations                                10.29         1.24       11.35     8.63     8.23
                                                                              ------       ------      ------   ------   ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions                 (.62)       (5.82)      (2.94)   - 0 -    - 0 -
                                                                              ------       ------      ------   ------   ------
Net asset value, end of period                                                $70.42       $60.75      $65.33   $56.92   $48.29
                                                                              ======       ======      ======   ======   ======
TOTAL RETURN
Total investment return based on net asset value(c)*                           17.11%+       2.08%      20.56%   17.87%   20.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                     $2,611       $1,579      $1,302   $1,205   $1,186
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                                     1.57%        1.59%       1.58%    1.59%    1.59%
 Expenses, before waivers/reimbursements(d)                                     1.58%        1.59%       1.58%    1.59%    1.59%
 Net investment loss                                                            (.81)%(b)+   (.82)%(b)   (.69)%   (.78)%   (.29)%
Portfolio turnover rate                                                           54%          47%         59%      72%      70%
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    CLASS K
                                                                                              YEAR ENDED JULY 31,
                                                                                  2017        2016       2015     2014     2013
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $63.23       $67.55      $58.57   $49.52   $40.97
                                                                              ------       ------      ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                          (.29)(b)+    (.30)(b)    (.24)    (.25)    (.03)
Net realized and unrealized gain on investment and foreign currency
 transactions                                                                  11.23         1.68       12.16     9.30     8.58
Capital contributions                                                          - 0 -          .12       - 0 -    - 0 -    - 0 -
                                                                              ------       ------      ------   ------   ------
Net increase in net asset value from operations                                10.94         1.50       11.92     9.05     8.55
                                                                              ------       ------      ------   ------   ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions                 (.62)       (5.82)      (2.94)   - 0 -    - 0 -
                                                                              ------       ------      ------   ------   ------
Net asset value, end of period                                                $73.55       $63.23      $67.55   $58.57   $49.52
                                                                              ======       ======      ======   ======   ======
TOTAL RETURN
Total investment return based on net asset value(c)*                           17.47%+       2.39%      20.96%   18.28%   20.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                     $1,387       $2,455      $2,866   $2,208   $1,985
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                                     1.26%        1.26%       1.26%    1.26%    1.28%
 Expenses, before waivers/reimbursements(d)                                     1.27%        1.26%       1.26%    1.26%    1.28%
 Net investment loss                                                            (.44)%(b)+   (.49)%(b)   (.38)%   (.45)%   (.06)%
Portfolio turnover rate                                                           54%          47%         59%      72%      70%
---------------------------------------------------------------------------------------------------------------------------------


See footnotes on page 89.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    CLASS I
                                                                                              YEAR ENDED JULY 31,
                                                                                  2017         2016      2015     2014     2013
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $ 65.93       $69.98      $60.38  $ 50.89   $41.96
                                                                              -------       ------      ------  -------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                                  (.08)(b)+    (.10)(b)     .03     (.14)     .13
Net realized and unrealized gain on investment and foreign currency
 transactions                                                                   11.82         1.75       12.51     9.63     8.80
Capital contributions                                                           - 0 -          .12       - 0 -    - 0 -    - 0 -
                                                                              -------       ------      ------  -------   ------
Net increase in net asset value from operations                                 11.74         1.77       12.54     9.49     8.93
                                                                              -------       ------      ------  -------   ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions                  (.62)       (5.82)      (2.94)   - 0 -    - 0 -
                                                                              -------       ------      ------  -------   ------
Net asset value, end of period                                                $ 77.05       $65.93      $69.98  $ 60.38   $50.89
                                                                              =======       ======      ======  =======   ======
TOTAL RETURN
Total investment return based on net asset value(c)*                            17.96%+       2.73%      21.37%   18.65%   21.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                     $13,030       $   34      $   37  $16,638   $   16
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                                       .83%         .94%        .95%     .95%     .95%
 Expenses, before waivers/reimbursements(d)                                       .85%         .94%        .95%     .95%     .95%
 Net investment income (loss)                                                    (.12)%(b)+   (.16)%(b)    .04%    (.24)%    .29%
Portfolio turnover rate                                                            54%          47%         59%      72%      70%
---------------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of fees and expenses waived/reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the year ended July 31, 2017, such waiver amounted to 0.01% for the Fund.

 + For the year ended July 31, 2017 the amount includes a refund for overbilling of prior years' custody out of pocket fees as follows:



                      NET INVESTMENT    NET INVESTMENT TOTAL
                      INCOME PER SHARE   INCOME RATIO  RETURN
              -   -   ----------------  -------------- ------
                           $.01              .02%       .02%



 * Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended July 31, 2017, July 31, 2016, July 31, 2015, July 31, 2014 and
   July 31, 2013 by 0.05%, 0.04%, 0.06%, 0.09% and 0.06%, respectively.

  Includes the impact of proceeds received and credited to the Fund resulting from regulatory settlements, which enhanced the Fund's performance for the year ended July 31, 2016 by 0.22%.

AB LARGE CAP GROWTH FUND


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       CLASS A
                                                                                                 YEAR ENDED JULY 31,
                                                                                      2017     2016      2015     2014     2013
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $39.11   $41.19    $39.47   $33.98   $27.33
                                                                                    ------   ------    ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)(b)                                                             (.09)    (.13)     (.12)    (.16)    (.11)
Net realized and unrealized gain on investment and foreign currency transactions      7.08     1.40      7.57     7.26     6.76
Contributions from Affiliates                                                        - 0 -      .00(c)  - 0 -    - 0 -    - 0 -
Capital contributions                                                                - 0 -      .14     - 0 -    - 0 -    - 0 -
                                                                                    ------   ------    ------   ------   ------
Net increase in net asset value from operations                                       6.99     1.41      7.45     7.10     6.65
                                                                                    ------   ------    ------   ------   ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                  (.01)   - 0 -     - 0 -    - 0 -    - 0 -
Distributions from net realized gain on investment transactions                      (1.03)   (3.49)    (5.73)   (1.61)   - 0 -
                                                                                    ------   ------    ------   ------   ------
Total dividends and distributions                                                    (1.04)   (3.49)    (5.73)   (1.61)   - 0 -
                                                                                    ------   ------    ------   ------   ------
Net asset value, end of period                                                      $45.06   $39.11    $41.19   $39.47   $33.98
                                                                                    ======   ======    ======   ======   ======
TOTAL RETURN
Total investment return based on net asset value(d)*                                 18.34%    3.59%    20.67%   21.23%   24.33%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000,000's omitted)                                       $1,954   $1,551    $1,425   $1,176   $1,061
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                           1.03%    1.16%     1.21%    1.25%    1.25%
 Expenses, before waivers/reimbursements(e)                                           1.04%    1.16%     1.21%    1.29%    1.33%
 Net investment loss(b)                                                               (.22)%   (.35)%    (.30)%   (.43)%   (.36)%
Portfolio turnover rate                                                                 60%      59%       74%      66%      68%
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  CLASS B
                                                                                            YEAR ENDED JULY 31,
                                                                              2017         2016       2015      2014      2013
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 30.18      $ 32.81      $ 32.77   $ 28.67   $ 23.25
                                                                          -------      -------      -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                       (.32)(b)     (.34)(b)     (.35)     (.38)     (.30)
Net realized and unrealized gain on investment and foreign currency
 transactions                                                                5.39         1.06         6.12      6.09      5.72
Contributions from Affiliates                                               - 0 -          .00(c)     - 0 -     - 0 -     - 0 -
Capital contributions                                                       - 0 -          .14        - 0 -     - 0 -     - 0 -
                                                                          -------      -------      -------   -------   -------
Net increase in net asset value from operations                              5.07          .86         5.77      5.71      5.42
                                                                          -------      -------      -------   -------   -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions             (1.03)       (3.49)       (5.73)    (1.61)    - 0 -
                                                                          -------      -------      -------   -------   -------
Net asset value, end of period                                            $ 34.22      $ 30.18      $ 32.81   $ 32.77   $ 28.67
                                                                          =======      =======      =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)*                        17.41%++      2.79%++     19.66%    20.29%    23.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                 $21,504      $26,546      $35,089   $42,847   $50,425
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                  1.82%        1.95%        1.98%     2.03%     2.09%
 Expenses, before waivers/reimbursements(e)                                  1.84%        1.96%        1.98%     2.03%     2.09%
 Net investment loss                                                        (1.02)%(b)   (1.13)%(b)   (1.06)%   (1.21)%   (1.19)%
Portfolio turnover rate                                                        60%          59%          74%       66%       68%
---------------------------------------------------------------------------------------------------------------------------------


See footnotes on page 94.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                               CLASS C
                                                                                         YEAR ENDED JULY 31,
                                                                         2017          2016         2015       2014       2013
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $  30.53      $  33.14      $  33.02   $  28.87   $  23.41
                                                                     --------      --------      --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                   (.32)(b)      (.33)(b)      (.34)      (.37)      (.30)
Net realized and unrealized gain on investment and foreign currency
 transactions                                                            5.47          1.07          6.19       6.13       5.76
Contributions from Affiliates                                           - 0 -           .00(c)      - 0 -      - 0 -      - 0 -
Capital contributions                                                   - 0 -           .14         - 0 -      - 0 -      - 0 -
                                                                     --------      --------      --------   --------   --------
Net increase in net asset value from operations                          5.15           .88          5.85       5.76       5.46
                                                                     --------      --------      --------   --------   --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions         (1.03)        (3.49)        (5.73)     (1.61)     - 0 -
                                                                     --------      --------      --------   --------   --------
Net asset value, end of period                                       $  34.65      $  30.53      $  33.14   $  33.02   $  28.87
                                                                     ========      ========      ========   ========   ========
TOTAL RETURN
Total investment return based on net asset value(d)*                    17.47%         2.82%        19.77%     20.32%     23.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                            $313,124      $390,433      $272,789   $234,286   $208,720
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                              1.79%         1.92%         1.95%      2.00%      2.05%
 Expenses, before waivers/reimbursements(e)                              1.80%         1.92%         1.95%      2.00%      2.05%
 Net investment loss                                                    (1.01)%(b)    (1.12)%(b)    (1.04)%    (1.18)%    (1.16)%
Portfolio turnover rate                                                    60%           59%           74%        66%        68%
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                           ADVISOR CLASS
                                                                                        YEAR ENDED JULY 31,
                                                                       2017           2016          2015       2014       2013
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $    42.17     $    44.04      $  41.73   $  35.75   $  28.69
                                                                  ----------     ----------      --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                          .01(b)        (.05)(b)      (.01)      (.07)      (.05)
Net realized and unrealized gain on investment and foreign
 currency transactions                                                  7.65           1.53          8.05       7.66       7.11
Contributions from Affiliates                                          - 0 -            .00(c)      - 0 -      - 0 -      - 0 -
Capital contributions                                                  - 0 -            .14         - 0 -      - 0 -      - 0 -
                                                                  ----------     ----------      --------   --------   --------
Net increase in net asset value from operations                         7.66           1.62          8.04       7.59       7.06
                                                                  ----------     ----------      --------   --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                    (.06)         - 0 -         - 0 -      - 0 -      - 0 -
Distributions from net realized gain on investment transactions        (1.03)         (3.49)        (5.73)     (1.61)     - 0 -
                                                                  ----------     ----------      --------   --------   --------
Total dividends and distributions                                      (1.09)         (3.49)        (5.73)     (1.61)     - 0 -
                                                                  ----------     ----------      --------   --------   --------
Net asset value, end of period                                    $    48.74     $    42.17      $  44.04   $  41.73   $  35.75
                                                                  ==========     ==========      ========   ========   ========
TOTAL RETURN
Total investment return based on net asset value(d)*                   18.63%          3.86%        20.99%     21.56%     24.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                         $1,968,083     $1,136,459      $551,440   $455,211   $392,438
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                              .77%           .91%          .95%       .99%      1.03%
 Expenses, before waivers/reimbursements(e)                              .79%           .92%          .95%       .99%      1.03%
 Net investment income (loss)                                            .03%(b)       (.12)%(b)     (.03)%     (.17)%     (.14)%
Portfolio turnover rate                                                   60%            59%           74%        66%        68%
---------------------------------------------------------------------------------------------------------------------------------


See footnotes on page 94.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  CLASS R
                                                                                            YEAR ENDED JULY 31,
                                                                              2017         2016       2015      2014      2013
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 37.90      $ 40.16      $ 38.73   $ 33.46   $ 27.00
                                                                          -------      -------      -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                       (.24)(b)     (.26)(b)     (.24)     (.26)     (.21)
Net realized and unrealized gain on investment and foreign currency
 transactions                                                                6.83         1.35         7.40      7.14      6.67
Contributions from Affiliates                                               - 0 -          .00(c)     - 0 -     - 0 -     - 0 -
Capital contributions                                                       - 0 -          .14        - 0 -     - 0 -     - 0 -
                                                                          -------      -------      -------   -------   -------
Net increase in net asset value from operations                              6.59         1.23         7.16      6.88      6.46
                                                                          -------      -------      -------   -------   -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions             (1.03)       (3.49)       (5.73)    (1.61)    - 0 -
                                                                          -------      -------      -------   -------   -------
Net asset value, end of period                                            $ 43.46      $ 37.90      $ 40.16   $ 38.73   $ 33.46
                                                                          =======      =======      =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)*                        17.88%        3.22%       20.28%    20.89%    23.93%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                 $53,805      $40,787      $28,972   $24,675   $19,594
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                  1.40%        1.52%        1.53%     1.54%     1.56%
 Expenses, before waivers/reimbursements(e)                                  1.42%        1.52%        1.53%     1.54%     1.56%
 Net investment loss                                                         (.60)%(b)    (.72)%(b)    (.62)%    (.72)%    (.68)%
Portfolio turnover rate                                                        60%          59%          74%       66%       68%
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  CLASS K
                                                                                            YEAR ENDED JULY 31,
                                                                              2017         2016       2015      2014      2013
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 39.80      $ 41.88      $ 40.06   $ 34.46   $ 27.72
                                                                          -------      -------      -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                       (.12)(b)     (.15)(b)     (.13)     (.16)     (.11)
Net realized and unrealized gain on investment and foreign currency
 transactions                                                                7.20         1.42         7.68      7.37      6.85
Contributions from Affiliates                                               - 0 -          .00(c)     - 0 -     - 0 -     - 0 -
Capital contributions                                                       - 0 -          .14        - 0 -     - 0 -     - 0 -
                                                                          -------      -------      -------   -------   -------
Net increase in net asset value from operations                              7.08         1.41         7.55      7.21      6.74
                                                                          -------      -------      -------   -------   -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions             (1.03)       (3.49)       (5.73)    (1.61)    - 0 -
                                                                          -------      -------      -------   -------   -------
Net asset value, end of period                                            $ 45.85      $ 39.80      $ 41.88   $ 40.06   $ 34.46
                                                                          =======      =======      =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)*                        18.27%        3.54%       20.61%    21.25%    24.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                 $90,686      $75,983      $67,836   $49,304   $49,878
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                  1.10%        1.21%        1.23%     1.24%     1.25%
 Expenses, before waivers/reimbursements(e)                                  1.11%        1.21%        1.23%     1.24%     1.25%
 Net investment loss                                                         (.29)%(b)    (.40)%(b)    (.33)%    (.42)%    (.36)%
Portfolio turnover rate                                                        60%          59%          74%       66%       68%
---------------------------------------------------------------------------------------------------------------------------------


See footnotes on page 94.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                               CLASS I
                                                                                         YEAR ENDED JULY 31,
                                                                        2017          2016          2015      2014       2013
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $  41.96     $  43.80        $  41.51   $ 35.54   $ 28.48
                                                                    --------     --------        --------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                          .03(b)       .00(b)(c)      (.02)     (.03)      .00(c)
Net realized and unrealized gain on investment and foreign
 currency transactions                                                  7.59         1.51            8.04      7.61      7.06
Contributions from Affiliates                                          - 0 -          .00(c)        - 0 -     - 0 -     - 0 -
Capital contributions                                                  - 0 -          .14           - 0 -     - 0 -     - 0 -
                                                                    --------     --------        --------   -------   -------
Net increase in net asset value from operations                         7.62         1.65            8.02      7.58      7.06
                                                                    --------     --------        --------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                    (.06)       - 0 -           - 0 -     - 0 -     - 0 -
Distributions from net realized gain on investment transactions        (1.03)       (3.49)          (5.73)    (1.61)    - 0 -
                                                                    --------     --------        --------   -------   -------
Total dividends and distributions                                      (1.09)       (3.49)          (5.73)    (1.61)    - 0 -
                                                                    --------     --------        --------   -------   -------
Net asset value, end of period                                      $  48.49     $  41.96        $  43.80   $ 41.51   $ 35.54
                                                                    ========     ========        ========   =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)*                   18.64%        3.95%          21.02%    21.69%    24.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                           $237,269     $120,151        $159,794   $39,161   $36,168
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                              .74%         .82%            .87%      .90%      .88%
 Expenses, before waivers/reimbursements(e)                              .76%         .82%            .87%      .90%      .88%
 Net investment income (loss)                                            .06%(b)      .00%(b)(f)     (.05)%    (.07)%     .00%(f)
Portfolio turnover rate                                                   60%          59%             74%       66%       68%
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          CLASS Z
                                                                                                                       JUNE 30,
                                                                                                                      2015(g) TO
                                                                                              YEAR ENDED JULY 31,      JULY 31,
                                                                                               2017         2016         2015
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                       $  41.97     $  43.80        $42.68
                                                                                           --------     --------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                                                 .07(b)      (.04)(b)      (.01)
Net realized and unrealized gain on investment and foreign currency transactions               7.60         1.56          1.13
Contributions from Affiliates                                                                 - 0 -          .00(c)      - 0 -
Capital contributions                                                                         - 0 -          .14         - 0 -
                                                                                           --------     --------        ------
Net increase in net asset value from operations                                                7.67         1.66          1.12
                                                                                           --------     --------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                           (.08)       - 0 -         - 0 -
Distributions from net realized gain on investment transactions                               (1.03)       (3.49)        - 0 -
                                                                                           --------     --------        ------
Total dividends and distributions                                                             (1.11)       (3.49)        - 0 -
                                                                                           --------     --------        ------
Net asset value, end of period                                                             $  48.53     $  41.97        $43.80
                                                                                           ========     ========        ======
TOTAL RETURN
Total investment return based on net asset value(d)*                                          18.78%        3.97%         2.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                                  $373,424     $128,040        $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                                     .65%         .79%          .81%^
 Expenses, before waivers/reimbursements(e)                                                     .67%         .79%          .81%^
 Net investment income (loss)                                                                   .15%(b)     (.10)%(b)     (.35)%^
Portfolio turnover rate                                                                          60%          59%           74%
---------------------------------------------------------------------------------------------------------------------------------


See footnotes on page 94.

(a)Based on average shares outstanding.

(b)Net of fees and expenses waived/reimbursed by the Adviser.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the year ended July 31, 2017, such waiver amounted to 0.02% for the Fund.

(f)Amount is less than .005%.

(g)Commencement of distribution.

 * Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended July 31, 2017, July 31, 2016, July 31, 2015, July 31, 2014 and
   July 31, 2013 by 0.01%, 0.03%, 0.06%, 0.38% and 0.01%, respectively.

   Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund's performance for the year ended July 31, 2016 by 0.38%.

++ The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

 ^ Annualized.

AB CONCENTRATED GROWTH FUND


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        CLASS A
                                                                                                                     FEBRUARY 28,
                                                                                                                      2014(a) TO
                                                                                            YEAR ENDED JUNE 30,        JUNE 30,
                                                                                         2017      2016      2015        2014
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                   $ 26.04   $ 28.61   $ 26.26      $24.85
                                                                                       -------   -------   -------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                                                        (.08)     (.05)     (.10)       (.01)
Net realized and unrealized gain (loss) on investment transactions                        6.82     (1.73)     3.24        1.42
                                                                                       -------   -------   -------      ------
Net increase (decrease) in net asset value from operations                                6.74     (1.78)     3.14        1.41
                                                                                       -------   -------   -------      ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions                           (.13)     (.79)     (.79)      - 0 -
                                                                                       -------   -------   -------      ------
Net asset value, end of period                                                         $ 32.65   $ 26.04   $ 28.61      $26.26
                                                                                       =======   =======   =======      ======
TOTAL RETURN
Total investment return based on net asset value(d)                                      25.93%    (6.38)%   12.12%       5.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                              $26,579   $30,438   $13,785      $   56
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                               1.22%     1.24%     1.24%       1.24%^
 Expenses, before waivers/reimbursements(e)                                               1.22%     1.27%     1.39%       2.58%^
 Net investment income (loss)(c)                                                          (.27)%    (.19)%    (.37)%      (.20)%^
Portfolio turnover rate                                                                     29%       44%       23%         17%
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        CLASS C
                                                                                                                     FEBRUARY 28,
                                                                                                                      2014(a) TO
                                                                                            YEAR ENDED JUNE 30,        JUNE 30,
                                                                                         2017      2016      2015        2014
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                   $ 25.58   $ 28.33   $ 26.20      $24.85
                                                                                       -------   -------   -------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                                                        (.29)     (.25)     (.32)       (.05)
Net realized and unrealized gain (loss) on investment transactions                        6.68     (1.71)     3.24        1.40
                                                                                       -------   -------   -------      ------
Net increase (decrease) in net asset value from operations                                6.39     (1.96)     2.92        1.35
                                                                                       -------   -------   -------      ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions                           (.13)     (.79)     (.79)      - 0 -
                                                                                       -------   -------   -------      ------
Net asset value, end of period                                                         $ 31.84   $ 25.58   $ 28.33      $26.20
                                                                                       =======   =======   =======      ======
TOTAL RETURN
Total investment return based on net asset value(d)                                      25.03%    (7.10)%   11.29%       5.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                              $18,727   $19,617   $10,652      $   47
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                               1.97%     1.99%     1.99%       1.99%^
 Expenses, before waivers/reimbursements(e)                                               1.97%     2.01%     2.14%       3.54%^
 Net investment income (loss)(c)                                                         (1.02)%    (.94)%   (1.15)%      (.93)%^
Portfolio turnover rate                                                                     29%       44%       23%         17%
---------------------------------------------------------------------------------------------------------------------------------


See footnotes on page 98.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                         ADVISOR CLASS
                                                                                                JANUARY 1,
                                                                                                 2014 TO         YEAR ENDED
                                                                     YEAR ENDED JUNE 30,         JUNE 30,       DECEMBER 31,
                                                                  2017       2016       2015     2014(f)       2013       2012
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  26.18   $  28.69   $  26.28    $ 25.80    $ 18.91    $ 16.32
                                                               --------   --------   --------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                                 (.01)       .01       (.04)      (.01)      (.03)      (.06)
Net realized and unrealized gain (loss) on investment
 transactions                                                      6.87      (1.73)      3.24       1.04       6.92       2.65
                                                               --------   --------   --------    -------    -------    -------
Net increase (decrease) in net asset value from operations         6.86      (1.72)      3.20       1.03       6.89       2.59
                                                               --------   --------   --------    -------    -------    -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                      (.13)      (.79)      (.79)      (.55)     - 0 -      - 0 -
Redemption fee                                                    - 0 -      - 0 -      - 0 -      - 0 -        .00(g)     .00(g)
                                                               --------   --------   --------    -------    -------    -------
Net asset value, end of period                                 $  32.91   $  26.18   $  28.69    $ 26.28    $ 25.80    $ 18.91
                                                               ========   ========   ========    =======    =======    =======
TOTAL RETURN
Total investment return based on net asset value(d)               26.26%     (6.16)%    12.34%      4.11%     36.44%     15.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $298,099   $227,787   $192,909    $36,630    $25,170    $18,433
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                         .96%       .99%       .99%      1.06%^     1.23%      1.23%
 Expenses, before waivers/reimbursements(e)                         .97%      1.01%      1.12%      2.26%^     1.90%      1.93%
 Net investment income (loss)(c)                                   (.03)%      .05%      (.13)%     (.06)%^    (.14)%     (.30)%
Portfolio turnover rate                                              29%        44%        23%        17%        42%        34%
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          CLASS R
                                                                                                                     FEBRUARY 28,
                                                                                                                      2014(a) TO
                                                                                             YEAR ENDED JUNE 30,       JUNE 30,
                                                                                            2017     2016     2015       2014
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                      $25.88   $28.51   $26.24      $24.85
                                                                                          ------   ------   ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                                                          (.15)    (.12)    (.17)       (.03)
Net realized and unrealized gain (loss) on investment transactions                          6.77    (1.72)    3.23        1.42
                                                                                          ------   ------   ------      ------
Net increase (decrease) in net asset value from operations                                  6.62    (1.84)    3.06        1.39
                                                                                          ------   ------   ------      ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions                             (.13)    (.79)    (.79)      - 0 -
                                                                                          ------   ------   ------      ------
Net asset value, end of period                                                            $32.37   $25.88   $28.51      $26.24
                                                                                          ======   ======   ======      ======
TOTAL RETURN
Total investment return based on net asset value(d)                                        25.63%   (6.62)%  11.82%       5.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                                 $   13   $   33   $   11      $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                                 1.46%    1.49%    1.49%       1.49%^
 Expenses, before waivers/reimbursements(e)                                                 1.47%    1.50%    1.60%       2.79%^
 Net investment income (loss)(c)                                                            (.53)%   (.45)%   (.62)%      (.41)%^
Portfolio turnover rate                                                                       29%      44%      23%         17%
---------------------------------------------------------------------------------------------------------------------------------


See footnotes on page 98.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          CLASS K
                                                                                                                     FEBRUARY 28,
                                                                                                                      2014(a) TO
                                                                                             YEAR ENDED JUNE 30,       JUNE 30,
                                                                                            2017     2016     2015       2014
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                      $26.04   $28.61   $26.26      $24.85
                                                                                          ------   ------   ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                                                          (.09)    (.05)    (.10)       (.01)
Net realized and unrealized gain (loss) on investment transactions                          6.84    (1.73)    3.24        1.42
                                                                                          ------   ------   ------      ------
Net increase (decrease) in net asset value from operations                                  6.75    (1.78)    3.14        1.41
                                                                                          ------   ------   ------      ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions                             (.13)    (.79)    (.79)      - 0 -
                                                                                          ------   ------   ------      ------
Net asset value, end of period                                                            $32.66   $26.04   $28.61      $26.26
                                                                                          ======   ======   ======      ======
TOTAL RETURN
Total investment return based on net asset value(d)                                        25.97%   (6.38)%  12.12%       5.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                                 $  398   $   99   $   12      $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                                 1.21%    1.24%    1.24%       1.24%^
 Expenses, before waivers/reimbursements(e)                                                 1.22%    1.24%    1.35%       2.58%^
 Net investment income (loss)(c)                                                            (.31)%   (.18)%   (.38)%      (.15)%^
Portfolio turnover rate                                                                       29%      44%      23%         17%
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                         CLASS I
                                                                                                                     FEBRUARY 28,
                                                                                                                      2014(a) TO
                                                                                             YEAR ENDED JUNE 30,       JUNE 30,
                                                                                           2017      2016     2015       2014
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                     $26.21    $28.71   $26.28     $ 24.85
                                                                                         ------    ------   ------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                                                          .00(g)    .02     (.02)       (.02)
Net realized and unrealized gain (loss) on investment transactions                         6.87     (1.73)    3.24        1.45
                                                                                         ------    ------   ------     -------
Net increase (decrease) in net asset value from operations                                 6.87     (1.71)    3.22        1.43
                                                                                         ------    ------   ------     -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions                            (.13)     (.79)    (.79)      - 0 -
                                                                                         ------    ------   ------     -------
Net asset value, end of period                                                           $32.95    $26.21   $28.71     $ 26.28
                                                                                         ======    ======   ======     =======
TOTAL RETURN
Total investment return based on net asset value(d)                                       26.26%    (6.12)%  12.42%       5.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                                $   13    $   25   $   12     $26,344
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                                 .95%      .98%     .99%        .99%^
 Expenses, before waivers/reimbursements(e)                                                 .96%      .98%    1.09%       1.95%^
 Net investment income (loss)(c)                                                            .01%      .07%    (.07)%      (.27)%^
Portfolio turnover rate                                                                      29%       44%      23%         17%
---------------------------------------------------------------------------------------------------------------------------------


See footnotes on page 98.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        CLASS Z
                                                                                                                     FEBRUARY 28,
                                                                                                                      2014(a) TO
                                                                                           YEAR ENDED JUNE 30,         JUNE 30,
                                                                                         2017      2016      2015        2014
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                  $ 26.19    $ 28.69   $ 26.28      $24.85
                                                                                      -------    -------   -------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                                                        .00(g)     .02      (.04)        .01
Net realized and unrealized gain (loss) on investment transactions                       6.87      (1.73)     3.24        1.42
                                                                                      -------    -------   -------      ------
Net increase (decrease) in net asset value from operations                               6.87      (1.71)     3.20        1.43
                                                                                      -------    -------   -------      ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions                          (.13)      (.79)     (.79)      - 0 -
                                                                                      -------    -------   -------      ------
Net asset value, end of period                                                        $ 32.93    $ 26.19   $ 28.69      $26.28
                                                                                      =======    =======   =======      ======
TOTAL RETURN
Total investment return based on net asset value(d)                                     26.29%     (6.12)%   12.34%       5.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                             $64,060    $44,764   $34,464      $   11
Ratio to average net assets of:
 Expenses, net of waivers(e)                                                              .93%       .96%      .99%        .99%^
 Expenses, before waivers(e)                                                              .94%       .96%     1.08%       2.25%^
 Net investment income (loss)(c)                                                            0%       .07%     (.15)%       .09%^
Portfolio turnover rate                                                                    29%        44%       23%         17%
---------------------------------------------------------------------------------------------------------------------------------



(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of fees and expenses waived/reimbursed by the Adviser.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has voluntarily agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the year ended June 30, 2017, such waiver amounted to 0.01% annualized for the Fund.

(f)The Predecessor Fund changed its fiscal year end from December 31 to June 30.

(g)Amount is less than $.005.

 ^ Annualized.

AB DISCOVERY GROWTH FUND


---------------------------------------------------------------------------------------------------------------------------------
                                                                                              CLASS A
                                                                                        YEAR ENDED JULY 31,
                                                                       2017          2016          2015        2014       2013
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   8.58       $   9.77      $     9.13   $   8.82   $   6.81
                                                                  --------       --------      ----------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                (.03)(b)+      (.04)(b)        (.07)      (.04)      (.02)
Net realized and unrealized gain (loss) on investment
 transactions                                                         1.61           (.65)           1.42        .88       2.03
Capital contributions                                                - 0 -            .01           - 0 -      - 0 -      - 0 -
                                                                  --------       --------      ----------   --------   --------
Net increase (decrease) in net asset value from operations            1.58           (.68)           1.35        .84       2.01
                                                                  --------       --------      ----------   --------   --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions      - 0 -           (.51)           (.71)      (.53)     - 0 -
                                                                  --------       --------      ----------   --------   --------
Net asset value, end of period                                    $  10.16       $   8.58      $     9.77   $   9.13   $   8.82
                                                                  ========       ========      ==========   ========   ========
TOTAL RETURN
Total investment return based on net asset value(c)*                 18.41%+        (6.90)%         15.62%      9.63%     29.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                         $573,081       $580,016      $1,088,392   $702,185   $627,176
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                            .97%           .99%            .99%      1.04%      1.12%
 Expenses, before waivers/reimbursements(d)                            .99%           .99%            .99%      1.04%      1.12%
 Net investment loss                                                  (.33)%(b)+     (.48)%(b)       (.75)%     (.43)%     (.31)%
Portfolio turnover rate                                                 70%            67%             59%        74%        74%
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    CLASS B
                                                                                              YEAR ENDED JULY 31,
                                                                                  2017        2016       2015     2014     2013
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $ 5.73       $ 6.76      $ 6.58   $ 6.54   $ 5.09
                                                                              ------       ------      ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                          (.07)(b)+    (.07)(b)    (.10)    (.09)    (.06)
Net realized and unrealized gain (loss) on investment transactions              1.07         (.46)        .99      .66     1.51
Capital contributions                                                          - 0 -          .01       - 0 -    - 0 -    - 0 -
                                                                              ------       ------      ------   ------   ------
Net increase (decrease) in net asset value from operations                      1.00         (.52)        .89      .57     1.45
                                                                              ------       ------      ------   ------   ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions                - 0 -         (.51)       (.71)    (.53)   - 0 -
                                                                              ------       ------      ------   ------   ------
Net asset value, end of period                                                $ 6.73       $ 5.73      $ 6.76   $ 6.58   $ 6.54
                                                                              ======       ======      ======   ======   ======
TOTAL RETURN
Total investment return based on net asset value(c)*                           17.45%+++    (7.64)%++   14.62%    8.81%   28.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                     $  987       $1,374      $2,358   $3,382   $4,914
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                                     1.79%        1.81%       1.80%    1.83%    1.94%
 Expenses, before waivers/reimbursements(d)                                     1.80%        1.81%       1.80%    1.83%    1.94%
 Net investment loss                                                           (1.10)%(b)+  (1.30)%(b)  (1.55)%  (1.28)%  (1.13)%
Portfolio turnover rate                                                           70%          67%         59%      74%      74%
---------------------------------------------------------------------------------------------------------------------------------


See footnotes on page 103.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 CLASS C
                                                                                           YEAR ENDED JULY 31,
                                                                             2017          2016       2015      2014      2013
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $  5.77       $  6.81      $  6.61   $  6.57   $  5.11
                                                                         -------       -------      -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                      (.06)(b)+     (.07)(b)     (.10)     (.08)     (.06)
Net realized and unrealized gain (loss) on investment transactions          1.07          (.47)        1.01       .65      1.52
Capital contributions                                                      - 0 -           .01        - 0 -     - 0 -     - 0 -
                                                                         -------       -------      -------   -------   -------
Net increase (decrease) in net asset value from operations                  1.01          (.53)         .91       .57      1.46
                                                                         -------       -------      -------   -------   -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions            - 0 -          (.51)        (.71)     (.53)    - 0 -
                                                                         -------       -------      -------   -------   -------
Net asset value, end of period                                           $  6.78       $  5.77      $  6.81   $  6.61   $  6.57
                                                                         =======       =======      =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)*                       17.50%+       (7.73)%      14.87%     8.77%    28.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                $36,692       $52,223      $72,549   $72,360   $43,043
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                                 1.74%         1.77%        1.76%     1.81%     1.89%
 Expenses, before waivers/reimbursements(d)                                 1.76%         1.77%        1.76%     1.81%     1.89%
 Net investment loss                                                       (1.06)%(b)+   (1.25)%(b)   (1.52)%   (1.18)%   (1.08)%
Portfolio turnover rate                                                       70%           67%          59%       74%       74%
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                            ADVISOR CLASS
                                                                                         YEAR ENDED JULY 31,
                                                                         2017          2016         2015       2014       2013
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $   9.09       $  10.30      $   9.56   $   9.19   $   7.08
                                                                    --------       --------      --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                  (.01)(b)+      (.02)(b)      (.05)      (.02)      (.01)
Net realized and unrealized gain (loss) on investment transactions      1.70           (.69)         1.50        .92       2.12
Capital contributions                                                  - 0 -            .01         - 0 -      - 0 -      - 0 -
                                                                    --------       --------      --------   --------   --------
Net increase (decrease) in net asset value from operations              1.69           (.70)         1.45        .90       2.11
                                                                    --------       --------      --------   --------   --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions        - 0 -           (.51)         (.71)      (.53)     - 0 -
                                                                    --------       --------      --------   --------   --------
Net asset value, end of period                                      $  10.78       $   9.09      $  10.30   $   9.56   $   9.19
                                                                    ========       ========      ========   ========   ========
TOTAL RETURN
Total investment return based on net asset value(c)*                   18.59%+        (6.72)%       15.98%      9.90%     29.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                           $985,457       $945,302      $939,463   $736,947   $567,507
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                              .74%           .76%          .76%       .81%       .89%
 Expenses, before waivers/reimbursements(d)                              .76%           .77%          .76%       .81%       .89%
 Net investment loss                                                    (.11)%(b)+     (.24)%(b)     (.52)%     (.19)%     (.08)%
Portfolio turnover rate                                                   70%            67%           59%        74%        74%
---------------------------------------------------------------------------------------------------------------------------------


See footnotes on page 103.

---------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS R
                                                                               YEAR ENDED JULY 31,
                                                                 2017          2016       2015      2014      2013
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  8.18       $  9.38      $  8.83   $  8.57   $  6.64
                                                             -------       -------      -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                          (.06)(b)+     (.07)(b)     (.10)     (.07)     (.05)
Net realized and unrealized gain (loss) on investment
 transactions                                                   1.53          (.63)        1.36       .86      1.98
Capital contributions                                          - 0 -           .01        - 0 -     - 0 -     - 0 -
                                                             -------       -------      -------   -------   -------
Net increase (decrease) in net asset value from operations      1.47          (.69)        1.26       .79      1.93
                                                             -------       -------      -------   -------   -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                  - 0 -          (.51)        (.71)     (.53)    - 0 -
                                                             -------       -------      -------   -------   -------
Net asset value, end of period                               $  9.65       $  8.18      $  9.38   $  8.83   $  8.57
                                                             =======       =======      =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)*           17.83%+       (7.19)%      15.11%     9.31%    29.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $18,402       $31,192      $31,707   $25,320   $10,923
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                     1.37%         1.39%        1.38%     1.41%     1.47%
 Expenses, before waivers/reimbursements(d)                     1.39%         1.39%        1.38%     1.41%     1.47%
 Net investment loss                                            (.64)%(b)+    (.87)%(b)   (1.14)%    (.75)%    (.66)%
Portfolio turnover rate                                           70%           67%          59%       74%       74%
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS K
                                                                                YEAR ENDED JULY 31,
                                                                  2017          2016       2015      2014      2013
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.53       $  9.73      $  9.10   $  8.80   $ 6.80
                                                              -------       -------      -------   -------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                           (.04)(b)+     (.05)(b)     (.08)     (.04)    (.03)
Net realized and unrealized gain (loss) on investment
 transactions                                                    1.59          (.65)        1.42       .87     2.03
Capital contributions                                           - 0 -           .01        - 0 -     - 0 -    - 0 -
                                                              -------       -------      -------   -------   ------
Net increase (decrease) in net asset value from operations       1.55          (.69)        1.34       .83     2.00
                                                              -------       -------      -------   -------   ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                   - 0 -          (.51)        (.71)     (.53)   - 0 -
                                                              -------       -------      -------   -------   ------
Net asset value, end of period                                $ 10.08       $  8.53      $  9.73   $  9.10   $ 8.80
                                                              =======       =======      =======   =======   ======
TOTAL RETURN
Total investment return based on net asset value(c)*            18.17%+       (7.03)%      15.56%     9.53%   29.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                     $17,262       $16,222      $20,556   $18,460   $9,537
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                      1.11%         1.10%        1.10%     1.13%    1.20%
 Expenses, before waivers/reimbursements(d)                      1.12%         1.10%        1.10%     1.13%    1.20%
 Net investment loss                                             (.47)%(b)+    (.58)%(b)    (.86)%    (.47)%   (.39)%
Portfolio turnover rate                                            70%           67%          59%       74%      74%
---------------------------------------------------------------------------------------------------------------------


See footnotes on page 103.

--------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS I
                                                                            YEAR ENDED JULY 31,
                                                             2017          2016         2015       2014      2013
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $   9.01       $  10.20      $   9.48   $   9.11   $   7.01
                                                        --------       --------      --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                             (.01)(b)+      (.02)(b)      (.05)      (.02)       .02
Net realized and unrealized gain (loss) on investment
 transactions                                               1.68           (.67)         1.48        .92       2.08
Capital contributions                                      - 0 -            .01         - 0 -      - 0 -      - 0 -
                                                        --------       --------      --------   --------   --------
Net increase (decrease) in net asset value from
 operations                                                 1.67           (.68)         1.43        .90       2.10
                                                        --------       --------      --------   --------   --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                              - 0 -           (.51)         (.71)      (.53)     - 0 -
                                                        --------       --------      --------   --------   --------
Net asset value, end of period                          $  10.68       $   9.01      $  10.20   $   9.48   $   9.11
                                                        ========       ========      ========   ========   ========
TOTAL RETURN
Total investment return based on net asset value(c)*       18.54%+        (6.59)%       15.90%      9.99%     29.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $128,235       $165,508      $195,036   $220,183   $152,931
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                  .74%           .75%          .76%       .77%       .78%
 Expenses, before waivers/reimbursements(d)                  .76%           .76%          .76%       .77%       .78%
 Net investment income (loss)                               (.07)%(b)+     (.23)%(b)     (.51)%     (.16)%      .32%
Portfolio turnover rate                                       70%            67%           59%        74%        74%
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS Z
                                                                                                           MAY 30,
                                                                                                          2014(e) TO
                                                                            YEAR ENDED JULY 31,            JULY 31,
                                                                       2017          2016         2015       2014
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   9.01       $  10.21      $   9.48     $ 9.37
                                                                  --------       --------      --------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                       (.01)(b)+      (.01)(b)      (.05)       .01
Net realized and unrealized gain (loss) on investment
 transactions                                                         1.70           (.69)         1.49        .10
Capital contributions                                                - 0 -            .01         - 0 -      - 0 -
                                                                  --------       --------      --------     ------
Net increase (decrease) in net asset value from operations            1.69           (.69)         1.44        .11
                                                                  --------       --------      --------     ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions      - 0 -           (.51)         (.71)     - 0 -
                                                                  --------       --------      --------     ------
Net asset value, end of period                                    $  10.70       $   9.01      $  10.21     $ 9.48
                                                                  ========       ========      ========     ======
TOTAL RETURN
Total investment return based on net asset value(c)                  18.76%*+       (6.68)%*      16.01%*     1.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                         $241,185       $131,346      $199,256     $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                            .68%           .68%          .68%       .67%^
 Expenses, before waivers/reimbursements(d)                            .69%           .68%          .68%       .67%^
 Net investment income (loss)                                         (.11)%(b)+     (.15)%(b)     (.49)%      .73%^
Portfolio turnover rate                                                 70%            67%           59%        74%
--------------------------------------------------------------------------------------------------------------------


See footnotes on page 103.

(a)Based on average shares outstanding.

(b)Net of fees and expenses waived/reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the year ended July 31, 2017, such waiver amounted to 0.01% for the Fund.

(e)Commencement of distributions.

 + For the year ended July 31, 2017 the amount includes a refund for overbilling of prior years' custody out of pocket fees as follows:



                    NET INVESTMENT    NET INVESTMENT TOTAL
                    INCOME PER SHARE   INCOME RATIO  RETURN
                    ----------------  -------------- ------
                         $.001             .01%       .01%



 * Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended July 31, 2017, July 31, 2016, July 31, 2015, July 31, 2014 and
   July 31, 2013 by 0.02%, 0.02%, 0.02%, 0.01% and 0.02%, respectively.

   Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund's performance for the year ended July 31, 2016 by 0.13%.

++ The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

 ^ Annualized.

AB SMALL CAP GROWTH PORTFOLIO


---------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS A
                                                                             YEAR ENDED JULY 31,
                                                             2017          2016         2015       2014       2013
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $  41.28       $  48.82      $  48.62   $  47.08   $  37.62
                                                        --------       --------      --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                      (.38)(b)+      (.32)(b)      (.33)      (.47)      (.36)
Net realized and unrealized gain (loss) on investment
 transactions                                               9.32          (3.52)         6.07       5.28      11.10
Capital contributions                                      - 0 -            .00(c)      - 0 -      - 0 -      - 0 -
                                                        --------       --------      --------   --------   --------
Net increase (decrease) in net asset value from
 operations                                                 8.94          (3.84)         5.74       4.81      10.74
                                                        --------       --------      --------   --------   --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                               (.97)         (3.70)        (5.54)     (3.27)     (1.28)
                                                        --------       --------      --------   --------   --------
Net asset value, end of period                          $  49.25       $  41.28      $  48.82   $  48.62   $  47.08
                                                        ========       ========      ========   ========   ========
TOTAL RETURN
Total investment return based on net asset value(d)        22.05%+*++     (7.77)%*++    13.24%     10.21%*    29.47%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $465,188       $293,237      $378,062   $475,832   $452,253
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                 1.17%          1.27%         1.20%      1.27%      1.34%
 Expenses, before waivers/reimbursements(e)                 1.19%          1.28%         1.20%      1.27%      1.34%
 Net investment loss                                        (.85)%(b)+     (.80)%(b)     (.70)%     (.93)%     (.89)%
Portfolio turnover rate                                       66%            70%           61%        80%        76%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS B
                                                                             YEAR ENDED JULY 31,
                                                             2017          2016         2015       2014       2013
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $  28.74       $  35.48      $  37.14   $  36.93   $  30.01
                                                        --------       --------      --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                      (.47)(b)+      (.46)(b)      (.53)      (.67)      (.52)
Net realized and unrealized gain (loss) on investment
 transactions                                               6.37          (2.58)         4.41       4.15       8.72
Capital contributions                                      - 0 -            .00(c)      - 0 -      - 0 -      - 0 -
                                                        --------       --------      --------   --------   --------
Net increase (decrease) in net asset value from
 operations                                                 5.90          (3.04)         3.88       3.48       8.20
                                                        --------       --------      --------   --------   --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                               (.97)         (3.70)        (5.54)     (3.27)     (1.28)
                                                        --------       --------      --------   --------   --------
Net asset value, end of period                          $  33.67       $  28.74      $  35.48   $  37.14   $  36.93
                                                        ========       ========      ========   ========   ========
TOTAL RETURN
Total investment return based on net asset value(d)        21.07%+*++     (8.48)%*++    12.22%      9.37%*    28.45%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $  1,290       $  1,672      $  2,652   $  3,774   $  5,329
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                 1.97%          2.08%         1.99%      2.04%      2.12%
 Expenses, before waivers/reimbursements(e)                 1.98%          2.08%         1.99%      2.04%      2.12%
 Net investment loss                                       (1.53)%(b)+    (1.60)%(b)    (1.49)%    (1.72)%    (1.63)%
Portfolio turnover rate                                       66%            70%           61%        80%        76%
---------------------------------------------------------------------------------------------------------------------


See footnotes on page 108.

---------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS C
                                                                               YEAR ENDED JULY 31,
                                                                 2017          2016       2015      2014      2013
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 29.06       $ 35.82      $ 37.41   $ 37.17   $ 30.18
                                                             -------       -------      -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                          (.45)(b)+     (.45)(b)     (.52)     (.65)     (.53)
Net realized and unrealized gain (loss) on investment
 transactions                                                   6.44         (2.61)        4.47      4.16      8.80
Capital contributions                                          - 0 -           .00(c)     - 0 -     - 0 -     - 0 -
                                                             -------       -------      -------   -------   -------
Net increase (decrease) in net asset value from operations      5.99         (3.06)        3.95      3.51      8.27
                                                             -------       -------      -------   -------   -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                   (.97)        (3.70)       (5.54)    (3.27)    (1.28)
                                                             -------       -------      -------   -------   -------
Net asset value, end of period                               $ 34.08       $ 29.06      $ 35.82   $ 37.41   $ 37.17
                                                             =======       =======      =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)            21.15%+*++    (8.46)%*++   12.33%     9.39%*   28.52%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $27,343       $39,132      $59,262   $67,619   $60,274
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                     1.93%         2.02%        1.95%     2.00%     2.08%
 Expenses, before waivers/reimbursements(e)                     1.95%         2.03%        1.95%     2.00%     2.08%
 Net investment loss                                           (1.46)%(b)+   (1.54)%(b)   (1.45)%   (1.66)%   (1.64)%
Portfolio turnover rate                                           66%           70%          61%       80%       76%
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                                                ADVISOR CLASS
                                                                             YEAR ENDED JULY 31,
                                                             2017          2016         2015       2014       2013
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $  44.33       $  52.00      $  51.31   $  49.39   $  39.30
                                                        --------       --------      --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                      (.25)(b)+      (.23)(b)      (.22)      (.35)      (.27)
Net realized and unrealized gain (loss) on investment
 transactions                                               9.99          (3.74)         6.45       5.54      11.64
Capital contributions                                      - 0 -            .00(c)      - 0 -      - 0 -      - 0 -
                                                        --------       --------      --------   --------   --------
Net increase (decrease) in net asset value from
 operations                                                 9.74          (3.97)         6.23       5.19      11.37
                                                        --------       --------      --------   --------   --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                               (.97)         (3.70)        (5.54)     (3.27)     (1.28)
                                                        --------       --------      --------   --------   --------
Net asset value, end of period                          $  53.10       $  44.33      $  52.00   $  51.31   $  49.39
                                                        ========       ========      ========   ========   ========
TOTAL RETURN
Total investment return based on net asset value(d)        22.34%+*++     (7.53)%*++    13.51%     10.51%*    29.82%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $309,330       $269,857      $491,170   $426,149   $320,624
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                  .93%          1.01%          .94%      1.00%      1.07%
 Expenses, before waivers/reimbursements(e)                  .94%          1.02%          .94%      1.00%      1.07%
 Net investment loss                                        (.52)%(b)+     (.54)%(b)     (.44)%     (.65)%     (.64)%
Portfolio turnover rate                                       66%            70%           61%        80%        76%
---------------------------------------------------------------------------------------------------------------------


See footnotes on page 108.

---------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS R
                                                                               YEAR ENDED JULY 31,
                                                                 2017          2016       2015      2014      2013
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 40.44       $ 48.03      $ 48.09   $ 46.71   $ 37.42
                                                             -------       -------      -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                          (.47)(b)+     (.43)(b)     (.49)     (.59)     (.45)
Net realized and unrealized gain (loss) on investment
 transactions                                                   9.05         (3.46)        5.97      5.24     11.02
Capital contributions                                          - 0 -           .00(c)     - 0 -     - 0 -     - 0 -
                                                             -------       -------      -------   -------   -------
Net increase (decrease) in net asset value from operations      8.58         (3.89)        5.48      4.65     10.57
                                                             -------       -------      -------   -------   -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                   (.97)        (3.70)       (5.54)    (3.27)    (1.28)
                                                             -------       -------      -------   -------   -------
Net asset value, end of period                               $ 48.05       $ 40.44      $ 48.03   $ 48.09   $ 46.71
                                                             =======       =======      =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)            21.61%+*++    (8.01)%*++   12.81%     9.94%*   29.17%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $33,842       $40,284      $54,094   $53,267   $50,283
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                     1.51%         1.56%        1.54%     1.52%     1.55%
 Expenses, before waivers/reimbursements(e)                     1.53%         1.56%        1.54%     1.52%     1.55%
 Net investment loss                                           (1.08)%(b)+   (1.08)%(b)   (1.04)%   (1.18)%   (1.12)%
Portfolio turnover rate                                           66%           70%          61%       80%       76%
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS K
                                                                               YEAR ENDED JULY 31,
                                                                 2017          2016       2015      2014      2013
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 42.18       $ 49.77      $ 49.48   $ 47.83   $ 38.16
                                                             -------       -------      -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                          (.30)(b)+     (.31)(b)     (.35)     (.44)     (.33)
Net realized and unrealized gain (loss) on investment
 transactions                                                   9.42         (3.58)        6.18      5.36     11.28
Capital contributions                                          - 0 -           .00(c)     - 0 -     - 0 -     - 0 -
                                                             -------       -------      -------   -------   -------
Net increase (decrease) in net asset value from operations      9.12         (3.89)        5.83      4.92     10.95
                                                             -------       -------      -------   -------   -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                   (.97)        (3.70)       (5.54)    (3.27)    (1.28)
                                                             -------       -------      -------   -------   -------
Net asset value, end of period                               $ 50.33       $ 42.18      $ 49.77   $ 49.48   $ 47.83
                                                             =======       =======      =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)            22.00%+*++    (7.71)%*++   13.16%    10.30%*   29.60%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $40,370       $69,770      $87,627   $82,244   $75,804
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                     1.20%         1.23%        1.22%     1.19%     1.21%
 Expenses, before waivers/reimbursements(e)                     1.22%         1.23%        1.22%     1.19%     1.21%
 Net investment loss                                            (.67)%(b)+    (.76)%(b)    (.73)%    (.85)%    (.78)%
Portfolio turnover rate                                           66%           70%          61%       80%       76%
---------------------------------------------------------------------------------------------------------------------


See footnotes on page 108.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                               CLASS I
                                                                                         YEAR ENDED JULY 31,
                                                                         2017          2016         2015       2014       2013
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $  44.15       $  51.75      $  51.07   $  49.13   $  39.05
                                                                    --------       --------      --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                  (.24)(b)+      (.19)(b)      (.20)      (.30)      (.21)
Net realized and unrealized gain (loss) on investment transactions      9.95          (3.71)         6.42       5.51      11.57
Capital contributions                                                  - 0 -            .00(c)      - 0 -      - 0 -      - 0 -
                                                                    --------       --------      --------   --------   --------
Net increase (decrease) in net asset value from operations              9.71          (3.90)         6.22       5.21      11.36
                                                                    --------       --------      --------   --------   --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions         (.97)         (3.70)        (5.54)     (3.27)     (1.28)
                                                                    --------       --------      --------   --------   --------
Net asset value, end of period                                      $  52.89       $  44.15      $  51.75   $  51.07   $  49.13
                                                                    ========       ========      ========   ========   ========
TOTAL RETURN
Total investment return based on net asset value(d)                    22.36%+*++     (7.42)%*++    13.57%     10.61%*    29.98%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                           $319,437       $301,866      $462,296   $436,828   $474,383
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                              .91%           .92%          .91%       .91%       .92%
 Expenses, before waivers/reimbursements(e)                              .93%           .92%          .91%       .91%       .92%
 Net investment loss                                                    (.51)%(b)+     (.45)%(b)     (.41)%     (.57)%     (.51)%
Portfolio turnover rate                                                   66%            70%           61%        80%        76%
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------
                                                                            CLASS Z
                                                                                         JUNE 30,
                                                                                        2015(f) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                                 2017          2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 44.20       $ 51.75        $52.05
                                                             -------       -------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                 (.23)(b)+     (.16)(b)      (.05)
Net realized and unrealized gain (loss) on investment
 transactions                                                  10.00         (3.69)         (.25)**
Capital contributions                                          - 0 -           .00(c)      - 0 -
                                                             -------       -------        ------
Net increase (decrease) in net asset value from operations      9.77         (3.85)         (.30)
                                                             -------       -------        ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                   (.97)        (3.70)        - 0 -
                                                             -------       -------        ------
Net asset value, end of period                               $ 53.00       $ 44.20        $51.75
                                                             =======       =======        ======
TOTAL RETURN
Total investment return based on net asset value(d)            22.47%+*++    (7.32)%++*     (.58)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $98,090       $93,108        $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                      .82%          .85%          .71%^
 Expenses, before waivers/reimbursements(e)                      .83%          .85%          .71%^
 Net investment income (loss)                                   (.49)%(b)+    (.40)%(b)    (1.06)%^
Portfolio turnover rate                                           66%           70%           61%
---------------------------------------------------------------------------------------------------


See footnotes on page 108.

(a)Based on average shares outstanding.

(b)Net of fees and expenses waived/reimbursed by the Adviser.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the year ended July 31, 2017, such waiver amounted to 0.02% for the Fund.

(f)Commencement of distributions.

 + For the year ended July 31, 2017 the amount includes a refund for overbilling of prior years' custody out of pocket fees as follows:



                    NET INVESTMENT    NET INVESTMENT TOTAL
                    INCOME PER SHARE   INCOME RATIO  RETURN
                    ----------------  -------------- ------
                         $.004             .01%       .01%



 * Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended July 31, 2017, July 31, 2016, July 31, 2014, and July 31, 2013
   by 0.03%, 0.02%, 0.01% and 0.08%, respectively.

   Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund's performance for the year ended July 31, 2016 by 0.01%.

++ The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

** Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment transactions for the period.

 ^ Annualized.

AB SELECT US EQUITY PORTFOLIO


-----------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A
                                                                                  YEAR ENDED JUNE 30,
                                                                   2017        2016        2015      2014      2013
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 14.70     $ 15.56     $ 15.62    $ 13.26  $ 11.13
                                                                -------     -------     -------    -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                            .06(b)      .06(b)      .01        .02      .04(b)
Net realized and unrealized gain on investment and foreign
 currency transactions                                             2.32         .21        1.20       2.68     2.42
Contributions from Affiliates                                     - 0 -       - 0 -         .00(c)   - 0 -    - 0 -
                                                                -------     -------     -------    -------  -------
Net increase in net asset value from operations                    2.38         .27        1.21       2.70     2.46
                                                                -------     -------     -------    -------  -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                              - 0 -        (.02)       (.03)      (.02)    (.00)(c)
Distributions from net realized gain on investment and foreign
 currency transactions                                             (.54)      (1.11)      (1.24)      (.32)    (.33)
                                                                -------     -------     -------    -------  -------
Total dividends and distributions                                  (.54)      (1.13)      (1.27)      (.34)    (.33)
                                                                -------     -------     -------    -------  -------
Net asset value, end of period                                  $ 16.54     $ 14.70     $ 15.56    $ 15.62  $ 13.26
                                                                =======     =======     =======    =======  =======
TOTAL RETURN
Total investment return based on net asset value(d)               16.47%       1.74%       8.02%     20.53%   22.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                       $11,694     $42,856     $18,958    $17,535  $10,285
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                        1.45%       1.45%       1.45%      1.49%    1.60%
 Expenses, before waivers/reimbursements(e)                        1.45%       1.45%       1.45%      1.49%    2.02%
 Net investment income                                              .37%(b)     .44%(b)     .08%       .12%     .34%(b)
Portfolio turnover rate                                             292%        269%        348%       495%     560%
-----------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS C
                                                                                YEAR ENDED JUNE 30,
                                                                 2017         2016        2015      2014       2013
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 14.23      $ 15.19      $ 15.34    $ 13.11   $11.09
                                                             -------      -------      -------    -------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                          (.05)(b)     (.06)(b)     (.10)      (.08)    (.05)(b)
Net realized and unrealized gain on investment and foreign
 currency transactions                                          2.23          .21         1.19       2.63     2.40
Contributions from Affiliates                                  - 0 -        - 0 -          .00(c)   - 0 -    - 0 -
                                                             -------      -------      -------    -------   ------
Net increase in net asset value from operations                 2.18          .15         1.09       2.55     2.35
                                                             -------      -------      -------    -------   ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment and
 foreign currency transactions                                  (.54)       (1.11)       (1.24)      (.32)    (.33)
                                                             -------      -------      -------    -------   ------
Net asset value, end of period                               $ 15.87      $ 14.23      $ 15.19    $ 15.34   $13.11
                                                             =======      =======      =======    =======   ======
TOTAL RETURN
Total investment return based on net asset value(d)            15.59%        0.98%        7.31%     19.65%   21.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $10,647      $12,613      $16,791    $10,645   $2,528
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                     2.20%        2.20%        2.19%      2.20%    2.30%
 Expenses, before waivers/reimbursements(e)                     2.21%        2.20%        2.19%      2.20%    2.70%
 Net investment loss                                            (.33)%(b)    (.41)%(b)    (.66)%     (.57)%   (.43)%(b)
Portfolio turnover rate                                          292%         269%         348%       495%     560%
-----------------------------------------------------------------------------------------------------------------------


See footnotes on page 111.

---------------------------------------------------------------------------------------------------------------------
                                                                                ADVISOR CLASS
                                                                             YEAR ENDED JUNE 30,
                                                             2017         2016        2015       2014        2013
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  14.73     $  15.60     $  15.64    $  13.26  $  11.15
                                                         --------     --------     --------    --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                      .10(b)       .09(b)       .05         .06       .07(b)
Net realized and unrealized gain on investment and
 foreign currency transactions                               2.33          .21         1.21        2.68      2.43
Contributions from Affiliates                               - 0 -        - 0 -          .00(c)    - 0 -     - 0 -
                                                         --------     --------     --------    --------  --------
Net increase in net asset value from operations              2.43          .30         1.26        2.74      2.50
                                                         --------     --------     --------    --------  --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                         (.09)        (.06)        (.06)       (.04)     (.06)
Distributions from net realized gain on investment and
 foreign currency transactions                               (.54)       (1.11)       (1.24)       (.32)     (.33)
                                                         --------     --------     --------    --------  --------
Total dividends and distributions                            (.63)       (1.17)       (1.30)       (.36)     (.39)
                                                         --------     --------     --------    --------  --------
Net asset value, end of period                           $  16.53     $  14.73     $  15.60    $  15.64  $  13.26
                                                         ========     ========     ========    ========  ========
TOTAL RETURN
Total investment return based on net asset value(d)         16.82%        1.91%        8.40%      20.89%    22.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                $239,659     $216,896     $260,521    $225,377  $116,470
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                  1.20%        1.20%        1.19%       1.19%     1.30%
 Expenses, before waivers/reimbursements(e)                  1.20%        1.20%        1.19%       1.19%     2.01%
 Net investment income                                        .67%(b)      .60%(b)      .34%        .42%      .56%(b)
Portfolio turnover rate                                       292%         269%         348%        495%      560%
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS R
                                                                                  YEAR ENDED JUNE 30,
                                                                     2017       2016      2015      2014      2013
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $14.48     $15.37     $15.44    $13.13   $11.05
                                                                  ------     ------     ------    ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                      .02(b)     .01(b)    (.03)     (.01)     .01(b)
Net realized and unrealized gain on investment and foreign
 currency transactions                                              2.28        .21       1.20      2.64     2.40
Contributions from Affiliates                                      - 0 -      - 0 -        .00(c)  - 0 -    - 0 -
                                                                  ------     ------     ------    ------   ------
Net increase in net asset value from operations                     2.30        .22       1.17      2.63     2.41
                                                                  ------     ------     ------    ------   ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                (.02)     - 0 -      - 0 -     - 0 -     (.00)(c)
Distributions from net realized gain on investment and foreign
 currency transactions                                              (.54)     (1.11)     (1.24)     (.32)    (.33)
                                                                  ------     ------     ------    ------   ------
Total dividends and distributions                                   (.56)     (1.11)     (1.24)     (.32)    (.33)
                                                                  ------     ------     ------    ------   ------
Net asset value, end of period                                    $16.22     $14.48     $15.37    $15.44   $13.13
                                                                  ======     ======     ======    ======   ======
TOTAL RETURN
Total investment return based on net asset value(d)                16.14%      1.44%      7.80%    20.23%   22.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                         $   16     $   15     $   15    $   16   $   13
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                         1.74%      1.72%      1.72%     1.70%    1.80%
 Expenses, before waivers/reimbursements(e)                         1.74%      1.72%      1.72%     1.70%    3.27%
 Net investment income (loss)                                        .12%(b)    .09%(b)   (.18)%    (.10)%    .04%(b)
Portfolio turnover rate                                              292%       269%       348%      495%     560%
---------------------------------------------------------------------------------------------------------------------


See footnotes on page 111.

-----------------------------------------------------------------------------------------------------------------
                                                                                        CLASS K
                                                                                  YEAR ENDED JUNE 30,
                                                                        2017    2016      2015     2014    2013
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $14.56  $15.43  $15.47     $13.14  $11.07
                                                                       ------  ------  ------     ------  ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                               .05     .04    (.00)(c)    .01     .04
Net realized and unrealized gain on investment and foreign currency
 transactions                                                            2.29     .21    1.20       2.64    2.41
Contributions from Affiliates                                           - 0 -   - 0 -     .00(c)   - 0 -   - 0 -
                                                                       ------  ------  ------     ------  ------
Net increase in net asset value from operations                          2.34     .25    1.20       2.65    2.45
                                                                       ------  ------  ------     ------  ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.03)   (.01)  - 0 -      - 0 -    (.05)
Distributions from net realized gain on investment and foreign
 currency transactions                                                   (.54)  (1.11)  (1.24)      (.32)   (.33)
                                                                       ------  ------  ------     ------  ------
Total dividends and distributions                                        (.57)  (1.12)  (1.24)      (.32)   (.38)
                                                                       ------  ------  ------     ------  ------
Net asset value, end of period                                         $16.33  $14.56  $15.43     $15.47  $13.14
                                                                       ======  ======  ======     ======  ======
TOTAL RETURN
Total investment return based on net asset value(d)                     16.38%   1.58%   8.05%     20.37%  22.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $2,636  $3,739  $3,604     $2,678  $1,620
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                              1.55%   1.55%   1.55%      1.55%   1.55%
 Expenses, before waivers/reimbursements(e)                              1.62%   1.60%   1.59%      1.62%   2.64%
 Net investment income (loss)(b)                                          .32%    .27%   (.02)%      .07%    .29%
Portfolio turnover rate                                                   292%    269%    348%       495%    560%
-----------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                                                CLASS I
                                                                                          YEAR ENDED JUNE 30,
                                                                            2017        2016        2015      2014      2013
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $ 14.61     $ 15.48     $ 15.52    $ 13.17  $11.09
                                                                         -------     -------     -------    -------  ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                     .11(b)      .08(b)      .05        .06     .07(b)
Net realized and unrealized gain on investment and foreign currency
 transactions                                                               2.29         .22        1.20       2.65    2.40
Contributions from Affiliates                                              - 0 -       - 0 -         .00(c)   - 0 -   - 0 -
                                                                         -------     -------     -------    -------  ------
Net increase in net asset value from operations                             2.40         .30        1.25       2.71    2.47
                                                                         -------     -------     -------    -------  ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                        (.09)       (.06)       (.05)      (.04)   (.06)
Distributions from net realized gain on investment and foreign currency
 transactions                                                               (.54)      (1.11)      (1.24)      (.32)   (.33)
                                                                         -------     -------     -------    -------  ------
Total dividends and distributions                                           (.63)      (1.17)      (1.29)      (.36)   (.39)
                                                                         -------     -------     -------    -------  ------
Net asset value, end of period                                           $ 16.38     $ 14.61     $ 15.48    $ 15.52  $13.17
                                                                         =======     =======     =======    =======  ======
TOTAL RETURN
Total investment return based on net asset value(d)                        16.76%       2.00%       8.34%     20.81%  22.82%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                $15,121     $21,461     $38,186    $30,164  $8,179
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                 1.19%       1.18%       1.22%      1.18%   1.30%
 Expenses, before waivers/reimbursements(e)                                 1.19%       1.18%       1.22%      1.18%   2.78%
 Net investment income                                                       .72%(b)     .57%(b)     .31%       .40%    .55%(b)
Portfolio turnover rate                                                      292%        269%        348%       495%    560%
-------------------------------------------------------------------------------------------------------------------------------


(a)Based on average shares outstanding.

(b)Net of expenses waived/reimbursed by the Adviser.

(c)Amount is less than $0.005

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for year ended June 30, 2017, such waiver amounted to 0.01% for the Fund.

AB SELECT US LONG/SHORT PORTFOLIO


---------------------------------------------------------------------------------------------------------------------
                                                                              CLASS A
                                                                                                     DECEMBER 12,
                                                                                                      2012(a) TO
                                                              YEAR ENDED JUNE 30,                      JUNE 30,
                                                  2017          2016         2015        2014            2013
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $  11.40      $  11.77      $  12.12   $  10.92        $ 10.00
                                              --------      --------      --------   --------        -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)                   (.09)(c)      (.11)(c)      (.16)      (.10)(d)       (.04)(c)(d)
Net realized and unrealized gain on
 investment and foreign currency transactions      .97           .12           .31       1.47            .96
                                              --------      --------      --------   --------        -------
Net increase in net asset value from
 operations                                        .88           .01           .15       1.37            .92
                                              --------      --------      --------   --------        -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on
 investment transactions                         - 0 -          (.38)         (.50)      (.17)         - 0 -
                                              --------      --------      --------   --------        -------
Net asset value, end of period                $  12.28      $  11.40      $  11.77   $  12.12        $ 10.92
                                              ========      ========      ========   ========        =======
TOTAL RETURN
Total investment return based on net asset
 value(e)                                         7.72%          .02%         1.31%     12.55%          9.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $113,847      $166,015      $308,235   $480,571        $24,783
Ratio to average net assets of:
 Expenses, net of
   waivers/reimbursements(f)(g)                   2.11%         2.29%         2.27%      2.31%          2.34%^
 Expenses, before
   waivers/reimbursements(f)(g)                   2.18%         2.30%         2.27%      2.36%          3.41%^
 Net investment income (loss)                     (.77)%(c)     (.98)%(c)    (1.34)%     (.88)%(d)      (.94)%(c)(d)^
Portfolio turnover rate (excluding
 securities sold short)                            295%          329%          535%       581%           282%
Portfolio turnover rate (including
 securities sold short)                            528%          519%          718%       673%           321%
---------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS C
                                                                                                        DECEMBER 12
                                                                                                        2012(a) TO
                                                                     YEAR ENDED JUNE 30,                 JUNE 30,
                                                          2017          2016         2015       2014       2013
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  11.09      $  11.55      $  11.99   $  10.88     $10.00
                                                      --------      --------      --------   --------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)                           (.18)(c)      (.19)(c)      (.25)      (.19)      (.05)(c)
Net realized and unrealized gain on investment and
 foreign currency transactions                             .95           .11           .31       1.47        .93
                                                      --------      --------      --------   --------     ------
Net increase (decrease) in net asset value from
 operations                                                .77          (.08)          .06       1.28        .88
                                                      --------      --------      --------   --------     ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                            - 0 -          (.38)         (.50)      (.17)     - 0 -
                                                      --------      --------      --------   --------     ------
Net asset value, end of period                        $  11.86      $  11.09      $  11.55   $  11.99     $10.88
                                                      ========      ========      ========   ========     ======
TOTAL RETURN
Total investment return based on net asset value(e)       6.94%         (.78)%         .56%     11.76%      8.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)             $111,027      $159,990      $232,110   $182,059     $3,836
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)(g)            2.86%         3.05%         3.04%      3.06%      3.06%^
 Expenses, before waivers/reimbursements(f)(g)            2.94%         3.06%         3.04%      3.06%      3.53%^
 Net investment income (loss)                            (1.53)%(c)    (1.73)%(c)    (2.09)%    (1.64)%    (1.62)%(c)^
Portfolio turnover rate (excluding securities
 sold short)                                               295%          329%          535%       581%       282%
Portfolio turnover rate (including securities sold
 short)                                                    528%          519%          718%       673%       321%
----------------------------------------------------------------------------------------------------------------------


See footnotes on page 115.

----------------------------------------------------------------------------------------------------------------------
                                                                              ADVISOR CLASS
                                                                                                       DECEMBER 12,
                                                                                                        2012(a) TO
                                                                   YEAR ENDED JUNE 30,                   JUNE 30,
                                                       2017          2016          2015        2014        2013
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  11.51      $  11.86      $    12.17   $  10.94     $ 10.00
                                                   --------      --------      ----------   --------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)                        (.06)(c)      (.08)(c)        (.13)      (.07)       (.02)(c)
Net realized and unrealized gain on investment
 and foreign currency transactions                      .98           .11             .32       1.47         .96
                                                   --------      --------      ----------   --------     -------
Net increase in net asset value from operations         .92           .03             .19       1.40         .94
                                                   --------      --------      ----------   --------     -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on
 investment transactions                              - 0 -          (.38)           (.50)      (.17)      - 0 -
                                                   --------      --------      ----------   --------     -------
Net asset value, end of period                     $  12.43      $  11.51      $    11.86   $  12.17     $ 10.94
                                                   ========      ========      ==========   ========     =======
TOTAL RETURN
Total investment return based on net asset
 value(e)                                              7.99%          .27%           1.56%     12.80%       9.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)          $692,136      $816,563      $1,189,226   $810,892     $23,466
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)(g)         1.86%         2.05%           2.04%      2.06%       2.05%^
 Expenses, before waivers/reimbursements(f)(g)         1.94%         2.06%           2.04%      2.06%       2.90%^
 Net investment income (loss)                          (.53)%(c)     (.73)%(c)      (1.09)%     (.63)%      (.60)%(c)^
Portfolio turnover rate (excluding securities
 sold short)                                            295%          329%            535%       581%        282%
Portfolio turnover rate (including securities
 sold short)                                            528%          519%            718%       673%        321%
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS R
                                                                                                       DECEMBER 12,
                                                                                                        2012(a) TO
                                                                        YEAR ENDED JUNE 30,              JUNE 30,
                                                                2017        2016       2015     2014       2013
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.30      $11.70      $12.07   $10.91      $10.00
                                                             ------      ------      ------   ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)                                (.13)(c)    (.14)(c)    (.18)    (.13)       (.05)(c)
Net realized and unrealized gain on investment and foreign
 currency transactions                                          .97         .12         .31     1.46         .96
                                                             ------      ------      ------   ------      ------
Net increase (decrease) in net asset value from operations      .84        (.02)        .13     1.33         .91
                                                             ------      ------      ------   ------      ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                 - 0 -        (.38)       (.50)    (.17)      - 0 -
                                                             ------      ------      ------   ------      ------
Net asset value, end of period                               $12.14      $11.30      $11.70   $12.07      $10.91
                                                             ======      ======      ======   ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)            7.43%       (.25)%      1.15%   12.19%       9.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  391      $  698      $  630   $  121      $   61
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)(g)                 2.44%       2.54%       2.57%    2.56%       2.52%^
 Expenses, before waivers/reimbursements(f)(g)                 2.56%       2.55%       2.57%    2.56%       4.30%^
 Net investment income (loss)                                 (1.09)%(c)  (1.20)%(c)  (1.55)%  (1.12)%     (1.06)%(c)^
Portfolio turnover rate (excluding securities sold short)       295%        329%        535%     581%        282%
Portfolio turnover rate (including securities sold short)       528%        519%        718%     673%        321%
----------------------------------------------------------------------------------------------------------------------


See footnotes on page 115.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                              CLASS K
                                                                                                                 DECEMBER 12,
                                                                                                                  2012(a) TO
                                                                                YEAR ENDED JUNE 30,                JUNE 30,
                                                                       2017        2016       2015      2014         2013
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $11.40      $11.78      $12.11   $10.92         $10.00
                                                                    ------      ------      ------   ------         ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)                                       (.10)(c)    (.11)(c)    (.16)    (.12)(c)       (.06)(c)
Net realized and unrealized gain on investment and foreign
 currency transactions                                                 .98         .11         .33     1.48            .98
                                                                    ------      ------      ------   ------         ------
Net increase in net asset value from operations                        .88       - 0 -         .17     1.36            .92
                                                                    ------      ------      ------   ------         ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions      - 0 -        (.38)       (.50)    (.17)         - 0 -
                                                                    ------      ------      ------   ------         ------
Net asset value, end of period                                      $12.28      $11.40      $11.78   $12.11         $10.92
                                                                    ======      ======      ======   ======         ======
TOTAL RETURN
Total investment return based on net asset value(e)                   7.72%        .01%       1.40%   12.46%          9.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                           $   12      $   31      $   30   $   12         $   11
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)(g)                        2.14%       2.27%       2.31%    2.31%          2.28%^
 Expenses, before waivers/reimbursements(f)(g)                        2.23%       2.28%       2.31%    2.33%          4.59%^
 Net investment income (loss)                                         (.83)%(c)   (.94)%(c)  (1.33)%   (.99)%(c)      (.95)%(c)^
Portfolio turnover rate (excluding securities sold short)              295%        329%        535%     581%           282%
Portfolio turnover rate (including securities sold short)              528%        519%        718%     673%           321%
--------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS I
                                                                                                         DECEMBER 12,
                                                                                                          2012(a) TO
                                                                      YEAR ENDED JUNE 30,                  JUNE 30,
                                                            2017         2016       2015        2014         2013
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 11.52      $ 11.86      $ 12.16   $ 10.93        $ 10.00
                                                        -------      -------      -------   -------        -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)                            (.06)(c)     (.08)(c)     (.12)     (.08)(c)       (.04)(c)
Net realized and unrealized gain on investment and
 foreign currency transactions                              .99          .12          .32      1.48            .97
                                                        -------      -------      -------   -------        -------
Net increase in net asset value from operations             .93          .04          .20      1.40            .93
                                                        -------      -------      -------   -------        -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                             - 0 -         (.38)        (.50)     (.17)         - 0 -
                                                        -------      -------      -------   -------        -------
Net asset value, end of period                          $ 12.45      $ 11.52      $ 11.86   $ 12.16        $ 10.93
                                                        =======      =======      =======   =======        =======
TOTAL RETURN
Total investment return based on net asset value(e)        8.07%         .27%        1.73%    12.81%          9.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $11,749      $12,724      $23,250   $34,519        $27,282
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)(g)             1.82%        1.97%        1.97%     2.07%          2.02%^
 Expenses, before waivers/reimbursements(f)(g)             1.90%        1.98%        1.97%     2.09%          4.32%^
 Net investment income (loss)                              (.49)%(c)    (.67)%(c)   (1.03)%    (.71)%(c)      (.70)%(c)^
Portfolio turnover rate (excluding securities sold
 short)                                                     295%         329%         535%      581%           282%
Portfolio turnover rate (including securities sold
 short)                                                     528%         519%         718%      673%           321%
------------------------------------------------------------------------------------------------------------------------



See footnotes on page 115.

(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of fees and expenses waived/reimbursed by the Adviser.

(d)Net of fees and expenses waived by the Distributor.

(e)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)The expense ratios presented below exclude non-operating expenses:



                                                                            YEAR ENDED JUNE 30,
                                                                       2017  2016  2015  2014   2013
-----------------------------------------------------------------------------------------------------
CLASS A
 Net of waivers/reimbursements                                         1.94% 2.09% 2.09% 2.17% 2.25%^
 Before waivers/reimbursements                                         2.01% 2.09% 2.09% 2.22% 3.32%^
CLASS C
 Net of waivers/reimbursements                                         2.69% 2.84% 2.85% 2.92% 2.95%^
 Before waivers/reimbursements                                         2.76% 2.84% 2.85% 2.92% 3.42%^
ADVISOR CLASS
 Net of waivers/reimbursements                                         1.68% 1.84% 1.85% 1.92% 1.95%^
 Before waivers/reimbursements                                         1.76% 1.84% 1.85% 1.92% 2.80%^
CLASS R
 Net of waivers/reimbursements                                         2.28% 2.32% 2.34% 2.44% 2.45%^
 Before waivers/reimbursements                                         2.40% 2.32% 2.34% 2.44% 4.23%^
CLASS K
 Net of waivers/reimbursements                                         1.98% 2.05% 2.07% 2.19% 2.20%^
 Before waivers/reimbursements                                         2.08% 2.05% 2.07% 2.22% 4.52%^
CLASS I
 Net of waivers/reimbursements                                         1.64% 1.77% 1.78% 1.95% 1.95%^
 Before waivers/reimbursements                                         1.72% 1.77% 1.78% 1.97% 4.24%^



(g)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has voluntarily agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the year ended June 30, 2017, such waiver amounted to 0.07% annualized for the Fund.

 ^ Annualized.

AB SUSTAINABLE GLOBAL THEMATIC FUND


---------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A
                                                                            YEAR ENDED JULY 31,
                                                            2017          2016         2015       2014       2013
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  91.49       $  92.00      $  83.73   $  70.76   $  57.72
                                                       --------       --------      --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                            (.16)(b)+      (.20)(b)      (.26)      (.23)       .06
Net realized and unrealized gain (loss) on investment
 and foreign currency transactions                        19.65          (3.97)         8.51      13.20      12.98
Contributions from Affiliates                             - 0 -          - 0 -           .02      - 0 -        .00(c)
Capital contributions                                     - 0 -           3.66         - 0 -      - 0 -      - 0 -
                                                       --------       --------      --------   --------   --------
Net increase (decrease) in net asset value from
 operations                                               19.49           (.51)         8.27      12.97      13.04
                                                       --------       --------      --------   --------   --------
LESS: DIVIDENDS
Dividends from net investment income                      (3.46)         - 0 -         - 0 -      - 0 -      - 0 -
Tax return of capital                                      (.01)         - 0 -         - 0 -      - 0 -      - 0 -
                                                       --------       --------      --------   --------   --------
Total dividends and distributions                         (3.47)         - 0 -         - 0 -      - 0 -      - 0 -
                                                       --------       --------      --------   --------   --------
Net asset value, end of period                         $ 107.51       $  91.49      $  92.00   $  83.73   $  70.76
                                                       ========       ========      ========   ========   ========
TOTAL RETURN
Total investment return based on net asset value(d)       22.26%+         (.55)%*       9.88%*    18.33%*    22.59%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)              $600,512       $501,931      $567,548   $579,848   $569,053
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                1.41%          1.45%         1.45%      1.51%      1.50%
 Expenses, before waivers/reimbursements(e)                1.43%          1.45%         1.45%      1.51%      1.50%
 Net investment income (loss)                              (.17)%(b)+     (.23)%(b)     (.29)%     (.29)%      .09%
Portfolio turnover rate                                      65%            40%           49%        44%       131%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS B
                                                                            YEAR ENDED JULY 31,
                                                            2017          2016         2015       2014       2013
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  76.05       $  77.12      $  70.75   $  60.25   $  49.53
                                                       --------       --------      --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                     (.77)(b)+      (.75)(b)      (.81)      (.73)      (.39)
Net realized and unrealized gain (loss) on investment
 and foreign currency transactions                        16.30          (3.98)         7.16      11.23      11.11
Contributions from Affiliates                             - 0 -          - 0 -           .02      - 0 -        .00(c)
Capital contributions                                     - 0 -           3.66         - 0 -      - 0 -      - 0 -
                                                       --------       --------      --------   --------   --------
Net increase (decrease) in net asset value from
 operations                                               15.53          (1.07)         6.37      10.50      10.72
                                                       --------       --------      --------   --------   --------
LESS: DIVIDENDS
Dividends from net investment income                      (2.74)         - 0 -         - 0 -      - 0 -      - 0 -
Tax return of capital                                      (.00)(c)      - 0 -         - 0 -      - 0 -      - 0 -
                                                       --------       --------      --------   --------   --------
Total dividends and distributions                         (2.74)         - 0 -         - 0 -      - 0 -      - 0 -
                                                       --------       --------      --------   --------   --------
Net asset value, end of period                         $  88.84       $  76.05      $  77.12   $  70.75   $  60.25
                                                       ========       ========      ========   ========   ========
TOTAL RETURN
Total investment return based on net asset value(d)       21.30%+++      (1.39)%*++     9.00%*    17.43%*    21.64%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)              $  9,518       $ 10,899      $ 14,406   $ 18,090   $ 22,077
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                2.21%          2.27%         2.24%      2.28%      2.30%
 Expenses, before waivers/reimbursements(e)                2.23%          2.28%         2.24%      2.28%      2.30%
 Net investment loss                                       (.98)%(b)+    (1.07)%(b)    (1.09)%    (1.08)%     (.69)%
Portfolio turnover rate                                      65%            40%           49%        44%       131%
---------------------------------------------------------------------------------------------------------------------


See footnotes on page 119.

---------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS C
                                                                               YEAR ENDED JULY 31,
                                                                2017          2016       2015      2014       2013
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 76.67       $ 77.70      $ 71.25   $ 60.64   $ 49.82
                                                            -------       -------      -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                         (.74)(b)+     (.71)(b)     (.78)     (.69)     (.36)
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                16.37         (3.98)        7.21     11.30     11.18
Contributions from Affiliates                                 - 0 -         - 0 -          .02     - 0 -       .00(c)
Capital contributions                                         - 0 -          3.66        - 0 -     - 0 -     - 0 -
                                                            -------       -------      -------   -------   -------
Net increase (decrease) in net asset value from operations    15.63         (1.03)        6.45     10.61     10.82
                                                            -------       -------      -------   -------   -------
LESS: DIVIDENDS
Dividends from net investment income                          (2.92)        - 0 -        - 0 -     - 0 -     - 0 -
Tax return of capital                                          (.01)        - 0 -        - 0 -     - 0 -     - 0 -
                                                            -------       -------      -------   -------   -------
Total dividends and distributions                             (2.93)        - 0 -        - 0 -     - 0 -     - 0 -
                                                            -------       -------      -------   -------   -------
Net asset value, end of period                              $ 89.37       $ 76.67      $ 77.70   $ 71.25   $ 60.64
                                                            =======       =======      =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)           21.34%+       (1.33)%*      9.07%*   17.48%*   21.72%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                   $22,709       $64,727      $74,114   $75,765   $74,286
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                    2.19%         2.21%        2.20%     2.23%     2.23%
 Expenses, before waivers/reimbursements(e)                    2.21%         2.21%        2.20%     2.23%     2.23%
 Net investment loss                                           (.95)%(b)+    (.99)%(b)   (1.05)%   (1.01)%    (.64)%
Portfolio turnover rate                                          65%           40%          49%       44%      131%
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                                                  ADVISOR CLASS
                                                                               YEAR ENDED JULY 31,
                                                                 2017         2016       2015      2014       2013
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  96.54      $ 96.84     $ 87.90   $ 74.05   $ 60.23
                                                             --------      -------     -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                   .10(b)+      .02(b)     (.03)     (.05)      .28
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  20.73        (3.98)       8.95     13.90     13.54
Contributions from Affiliates                                   - 0 -        - 0 -         .02     - 0 -       .00(c)
Capital contributions                                           - 0 -         3.66       - 0 -     - 0 -     - 0 -
                                                             --------      -------     -------   -------   -------
Net increase (decrease) in net asset value from operations      20.83         (.30)       8.94     13.85     13.82
                                                             --------      -------     -------   -------   -------
LESS: DIVIDENDS
Dividends from net investment income                            (3.76)       - 0 -       - 0 -     - 0 -     - 0 -
Tax return of capital                                            (.01)       - 0 -       - 0 -     - 0 -     - 0 -
                                                             --------      -------     -------   -------   -------
Total dividends and distributions                               (3.77)       - 0 -       - 0 -     - 0 -     - 0 -
                                                             --------      -------     -------   -------   -------
Net asset value, end of period                               $ 113.60      $ 96.54     $ 96.84   $ 87.90   $ 74.05
                                                             ========      =======     =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)             22.56%+       (.31)%*    10.17%*   18.70%*   22.95%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $154,499      $62,661     $44,334   $34,973   $59,189
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                      1.16%        1.20%       1.18%     1.22%     1.21%
 Expenses, before waivers/reimbursements(e)                      1.18%        1.20%       1.18%     1.22%     1.21%
 Net investment income (loss)                                     .09%(b)+     .02%(b)    (.03)%    (.06)%     .40%
Portfolio turnover rate                                            65%          40%         49%       44%      131%
---------------------------------------------------------------------------------------------------------------------


See footnotes on page 119.

---------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS R
                                                                                YEAR ENDED JULY 31,
                                                                   2017         2016       2015     2014      2013
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 90.58       $91.24      $83.17   $70.34   $57.44
                                                               -------       ------      ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                   (.36)(b)+    (.33)(b)    (.40)    (.31)     .00(c)
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                   19.45        (3.99)       8.45    13.14    12.90
Contributions from Affiliates                                    - 0 -        - 0 -         .02    - 0 -      .00(c)
Capital contributions                                            - 0 -         3.66       - 0 -    - 0 -    - 0 -
                                                               -------       ------      ------   ------   ------
Net increase (decrease) in net asset value from operations       19.09         (.66)       8.07    12.83    12.90
                                                               -------       ------      ------   ------   ------
LESS: DIVIDENDS
Dividends from net investment income                             (3.31)       - 0 -       - 0 -    - 0 -    - 0 -
Tax return of capital                                             (.01)       - 0 -       - 0 -    - 0 -    - 0 -
                                                               -------       ------      ------   ------   ------
Total dividends and distributions                                (3.32)       - 0 -       - 0 -    - 0 -    - 0 -
                                                               -------       ------      ------   ------   ------
Net asset value, end of period                                 $106.35       $90.58      $91.24   $83.17   $70.34
                                                               =======       ======      ======   ======   ======
TOTAL RETURN
Total investment return based on net asset value(d)              21.99%+       (.72)%*     9.71%*  18.24%*  22.45%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $ 3,099       $2,941      $3,613   $3,961   $5,829
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                       1.64%        1.61%       1.61%    1.60%    1.60%
 Expenses, before waivers/reimbursements(e)                       1.65%        1.61%       1.61%    1.60%    1.60%
 Net investment income (loss)                                     (.39)%(b)+   (.39)%(b)   (.46)%   (.39)%    .00%(f)
Portfolio turnover rate                                             65%          40%         49%      44%     131%
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS K
                                                                                 YEAR ENDED JULY 31,
                                                                    2017         2016       2015     2014     2013
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 93.46       $93.85      $85.29   $71.90   $58.52
                                                                -------       ------      ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                    (.07)(b)+    (.07)(b)    (.13)    (.06)     .21
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                    20.07        (3.98)       8.67    13.45    13.17
Contributions from Affiliates                                     - 0 -        - 0 -         .02    - 0 -      .00(c)
Capital contributions                                             - 0 -         3.66       - 0 -    - 0 -    - 0 -
                                                                -------       ------      ------   ------   ------
Net increase (decrease) in net asset value from operations        20.00         (.39)       8.56    13.39    13.38
                                                                -------       ------      ------   ------   ------
LESS: DIVIDENDS
Dividends from net investment income                              (3.62)       - 0 -       - 0 -    - 0 -    - 0 -
Tax return of capital                                              (.01)       - 0 -       - 0 -    - 0 -    - 0 -
                                                                -------       ------      ------   ------   ------
Total dividends and distributions                                 (3.63)       - 0 -       - 0 -    - 0 -    - 0 -
                                                                -------       ------      ------   ------   ------
Net asset value, end of period                                  $109.83       $93.46      $93.85   $85.29   $71.90
                                                                =======       ======      ======   ======   ======
TOTAL RETURN
Total investment return based on net asset value(d)               22.38%+       (.42)%*    10.05%*  18.61%*  22.86%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                       $11,481       $9,385      $9,530   $8,981   $8,811
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                        1.33%        1.30%       1.30%    1.29%    1.28%
 Expenses, before waivers/reimbursements(e)                        1.34%        1.31%       1.30%    1.29%    1.28%
 Net investment income (loss)                                      (.08)%(b)+   (.08)%(b)   (.15)%   (.07)%    .31%
Portfolio turnover rate                                              65%          40%         49%      44%     131%
---------------------------------------------------------------------------------------------------------------------


See footnotes on page 119.

---------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS I
                                                                                  YEAR ENDED JULY 31,
                                                                      2017        2016      2015     2014     2013
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 96.70      $96.75     $87.63   $73.64   $59.71
                                                                  -------      ------     ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                              .32(b)+     .24(b)     .19      .17      .66
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                      20.77       (3.95)      8.90    13.82    13.27
Contributions from Affiliates                                       - 0 -       - 0 -        .03    - 0 -      .00(c)
Capital contributions                                               - 0 -        3.66      - 0 -    - 0 -    - 0 -
                                                                  -------      ------     ------   ------   ------
Net increase (decrease) in net asset value from operations          21.09        (.05)      9.12    13.99    13.93
                                                                  -------      ------     ------   ------   ------
LESS: DIVIDENDS
Dividends from net investment income                                (3.93)      - 0 -      - 0 -    - 0 -    - 0 -
Tax return of capital                                                (.01)      - 0 -      - 0 -    - 0 -    - 0 -
                                                                  -------      ------     ------   ------   ------
Total dividends and distributions                                   (3.94)      - 0 -      - 0 -    - 0 -    - 0 -
                                                                  -------      ------     ------   ------   ------
Net asset value, end of period                                    $113.85      $96.70     $96.75   $87.63   $73.64
                                                                  =======      ======     ======   ======   ======
TOTAL RETURN
Total investment return based on net asset value(d)                 22.86%+      (.05)%*   10.41%*  19.00%*  23.33%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                         $   802      $  555     $  693   $  387   $  392
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                           .94%        .94%       .96%     .96%     .86%
 Expenses, before waivers/reimbursements(e)                           .96%        .94%       .96%     .96%     .86%
 Net investment income                                                .32%(b)+    .27%(b)    .20%     .20%     .97%
Portfolio turnover rate                                                65%         40%        49%      44%     131%
---------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of fees and expenses waived/reimbursed by the Adviser.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the year ended July 31, 2017, such waiver amounted to less than .02% for the Fund.

(f)Amount is less than .005%.

+ For the year ended July 31, 2017 the amount includes a refund for overbilling of prior years' custody out of pocket fees as follows:



                    NET INVESTMENT    NET INVESTMENT TOTAL
                    INCOME PER SHARE   INCOME RATIO  RETURN
                    ----------------  -------------- ------
                         $.02              .03%       .03%



* Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended July 31, 2015, July 31, 2014 and July 31, 2013 by 0.05%, 0.05%
  and 0.05%, respectively.

  Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund's performance for the year ended July 31, 2016 by 4.33%.

++The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

AB INTERNATIONAL GROWTH FUND


------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS A
                                                                              YEAR ENDED JUNE 30,
                                                             2017           2016         2015        2014        2013
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $  15.36        $  16.76      $  17.23   $  14.65     $  13.07
                                                        --------        --------      --------   --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                    (.00)(b)(c)      .08(c)        .10        .14          .13
Net realized and unrealized gain (loss) on investment
 and foreign currency transactions                          2.52           (1.48)         (.57)      2.61         1.57
                                                        --------        --------      --------   --------     --------
Net increase (decrease) in net asset value from
 operations                                                 2.52           (1.40)         (.47)      2.75         1.70
                                                        --------        --------      --------   --------     --------
LESS: DIVIDENDS
Dividends from net investment income                        (.11)          - 0 -         - 0 -       (.17)        (.12)
                                                        --------        --------      --------   --------     --------
Net asset value, end of period                          $  17.77        $  15.36      $  16.76   $  17.23     $  14.65
                                                        ========        ========      ========   ========     ========
TOTAL RETURN
Total investment return based on net asset value(d)        16.59%          (8.35)%       (2.78)%    18.94%+      12.99%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $231,141        $219,182      $278,008   $358,142     $399,308
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                 1.42%           1.35%         1.39%      1.37%        1.32%
 Expenses, before waivers/reimbursements(e)                 1.43%           1.35%         1.39%      1.37%        1.32%
 Net investment income (loss)                               (.02)%(c)        .49%(c)       .58%       .87%         .93%
Portfolio turnover rate                                       27%             45%           18%        36%          30%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS B
                                                                              YEAR ENDED JUNE 30,
                                                             2017           2016         2015        2014        2013
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $  13.63        $  14.99      $  15.54   $  13.26     $  11.83
                                                        --------        --------      --------   --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                             (.14)(c)        (.07)(c)      (.05)      (.00)(b)      .02
Net realized and unrealized gain (loss) on investment
 and foreign currency transactions                          2.26           (1.29)         (.50)      2.38         1.41
                                                        --------        --------      --------   --------     --------
Net increase (decrease) in net asset value from
 operations                                                 2.12           (1.36)         (.55)      2.38         1.43
                                                        --------        --------      --------   --------     --------
LESS: DIVIDENDS
Dividends from net investment income                       - 0 -           - 0 -         - 0 -       (.10)       - 0 -
                                                        --------        --------      --------   --------     --------
Net asset value, end of period                          $  15.75        $  13.63      $  14.99   $  15.54     $  13.26
                                                        ========        ========      ========   ========     ========
TOTAL RETURN
Total investment return based on net asset value(d)        15.55%          (9.07)%       (3.54)%    18.06%+      12.09%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $  1,306        $  2,000      $  5,240   $ 10,793     $ 16,753
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                 2.26%           2.18%         2.16%      2.11%        2.07%
 Expenses, before waivers/reimbursements(e)                 2.26%           2.18%         2.16%      2.11%        2.07%
 Net investment income (loss)                               (.97)%(c)       (.49)%(c)     (.34)%     (.01)%        .14%
Portfolio turnover rate                                       27%             45%           18%        36%          30%
------------------------------------------------------------------------------------------------------------------------


See footnotes on page 123.

---------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS C
                                                                                YEAR ENDED JUNE 30,
                                                                  2017         2016       2015      2014      2013
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.69      $ 15.05      $ 15.60   $ 13.32   $ 11.87
                                                              -------      -------      -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                  (.15)(c)     (.04)(c)     (.02)      .02       .03
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                   2.30        (1.32)        (.53)     2.38      1.42
                                                              -------      -------      -------   -------   -------
Net increase (decrease) in net asset value from operations       2.15        (1.36)        (.55)     2.40      1.45
                                                              -------      -------      -------   -------   -------
LESS: DIVIDENDS
Dividends from net investment income                            - 0 -        - 0 -        - 0 -      (.12)    - 0 -
                                                              -------      -------      -------   -------   -------
Net asset value, end of period                                $ 15.84      $ 13.69      $ 15.05   $ 15.60   $ 13.32
                                                              =======      =======      =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)             15.70%       (9.04)%      (3.52)%   18.09%+   12.22%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                     $14,278      $40,800      $56,865   $70,259   $74,259
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                      2.20%        2.11%        2.13%     2.07%     2.03%
 Expenses, before waivers/reimbursements(e)                      2.20%        2.11%        2.13%     2.07%     2.03%
 Net investment income (loss)                                   (1.03)%(c)    (.30)%(c)    (.16)%     .16%      .21%
Portfolio turnover rate                                            27%          45%          18%       36%       30%
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                                                    ADVISOR CLASS
                                                                                 YEAR ENDED JUNE 30,
                                                                   2017        2016       2015      2014      2013
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 15.63     $ 17.01     $ 17.45   $ 14.81   $ 13.24
                                                                -------     -------     -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                            .04(c)      .11(c)      .14       .19       .18
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                     2.56       (1.49)       (.58)     2.65      1.58
                                                                -------     -------     -------   -------   -------
Net increase (decrease) in net asset value from operations         2.60       (1.38)       (.44)     2.84      1.76
                                                                -------     -------     -------   -------   -------
LESS: DIVIDENDS
Dividends from net investment income                               (.15)      - 0 -       - 0 -      (.20)     (.19)
                                                                -------     -------     -------   -------   -------
Net asset value, end of period                                  $ 18.08     $ 15.63     $ 17.01   $ 17.45   $ 14.81
                                                                =======     =======     =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)               16.84%      (8.11)%     (2.52)%   19.32%+   13.27%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                       $41,582     $45,816     $62,213   $83,622   $84,113
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                        1.17%       1.10%       1.12%     1.06%     1.02%
 Expenses, before waivers/reimbursements(e)                        1.18%       1.10%       1.12%     1.06%     1.02%
 Net investment income                                              .22%(c)     .69%(c)     .85%     1.17%     1.23%
Portfolio turnover rate                                              27%         45%         18%       36%       30%
---------------------------------------------------------------------------------------------------------------------


See footnotes on page 123.

---------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS R
                                                                                YEAR ENDED JUNE 30,
                                                                   2017        2016       2015      2014      2013
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 15.15      $ 16.57     $ 17.09   $ 14.54   $ 12.97
                                                               -------      -------     -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                   (.05)(c)      .03(c)      .06       .09       .09
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                    2.49        (1.45)       (.58)     2.60      1.56
                                                               -------      -------     -------   -------   -------
Net increase (decrease) in net asset value from operations        2.44        (1.42)       (.52)     2.69      1.65
                                                               -------      -------     -------   -------   -------
LESS: DIVIDENDS
Dividends from net investment income                              (.06)       - 0 -       - 0 -      (.14)     (.08)
                                                               -------      -------     -------   -------   -------
Net asset value, end of period                                 $ 17.53      $ 15.15     $ 16.57   $ 17.09   $ 14.54
                                                               =======      =======     =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)              16.19%       (8.57)%     (3.04)%   18.59%+   12.69%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $11,659      $12,449     $15,394   $18,149   $20,995
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                       1.71%        1.67%       1.64%     1.62%     1.58%
 Expenses, before waivers/reimbursements(e)                       1.72%        1.67%       1.64%     1.62%     1.58%
 Net investment income (loss)                                     (.33)%(c)     .17%(c)     .34%      .58%      .64%
Portfolio turnover rate                                             27%          45%         18%       36%       30%
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS K
                                                                                   YEAR ENDED JUNE 30,
                                                                        2017       2016      2015     2014     2013
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $15.29     $16.69     $17.15   $14.57   $13.03
                                                                     ------     ------     ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                .01(c)     .08(c)     .11      .15      .12
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                 2.50      (1.48)      (.57)    2.60     1.56
                                                                     ------     ------     ------   ------   ------
Net increase (decrease) in net asset value from operations             2.51      (1.40)      (.46)    2.75     1.68
                                                                     ------     ------     ------   ------   ------
LESS: DIVIDENDS
Dividends from net investment income                                   (.12)     - 0 -      - 0 -     (.17)    (.14)
                                                                     ------     ------     ------   ------   ------
Net asset value, end of period                                       $17.68     $15.29     $16.69   $17.15   $14.57
                                                                     ======     ======     ======   ======   ======
TOTAL RETURN
Total investment return based on net asset value(d)                   16.60%     (8.39)%    (2.68)%  18.99%+  12.93%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                            $5,605     $5,001     $6,224   $6,146   $5,434
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                            1.40%      1.36%      1.33%    1.31%    1.28%
 Expenses, before waivers/reimbursements(e)                            1.41%      1.36%      1.33%    1.31%    1.28%
 Net investment income                                                  .03%(c)    .52%(c)    .67%     .97%     .86%
Portfolio turnover rate                                                  27%        45%        18%      36%      30%
---------------------------------------------------------------------------------------------------------------------


See footnotes on page 123.

------------------------------------------------------------------------------------------------------------------------
                                                                                            CLASS I
                                                                                      YEAR ENDED JUNE 30,
                                                                          2017       2016      2015     2014     2013
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $15.56     $16.90     $17.30   $14.67   $ 13.15
                                                                       ------     ------     ------   ------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                  .06(c)     .14(c)     .19      .15       .21
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   2.53      (1.48)      (.59)    2.69      1.56
                                                                       ------     ------     ------   ------   -------
Net increase (decrease) in net asset value from operations               2.59      (1.34)      (.40)    2.84      1.77
                                                                       ------     ------     ------   ------   -------
LESS: DIVIDENDS
Dividends from net investment income                                     (.18)     - 0 -      - 0 -     (.21)     (.25)
                                                                       ------     ------     ------   ------   -------
Net asset value, end of period                                         $17.97     $15.56     $16.90   $17.30   $ 14.67
                                                                       ======     ======     ======   ======   =======
TOTAL RETURN
Total investment return based on net asset value(d)                     16.95%     (7.93)%    (2.31)%  19.48%+   13.45%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $1,891     $1,484     $1,376   $1,123   $19,171
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                              1.05%       .95%       .90%     .92%      .87%
 Expenses, before waivers/reimbursements(e)                              1.06%       .95%       .90%     .92%      .87%
 Net investment income                                                    .39%(c)    .92%(c)   1.15%     .97%     1.42%
Portfolio turnover rate                                                    27%        45%        18%      36%       30%
------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Amount is less than $0.005.

(c)Net of expenses waived/reimbursed by the Adviser.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

 + Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund's performance for the year ended June 30, 2014 by 0.01%.

 * Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the year ended June 30, 2013 by 0.01%.

(e)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the year ended June 30, 2017, such waiver amounted to less than 0.01% annualized for the Fund.

AB GLOBAL CORE EQUITY PORTFOLIO


---------------------------------------------------------------------------------------------------
                                                                             CLASS A
                                                                                      NOVEMBER 12,
                                                                                       2014(a) TO
                                                                  YEAR ENDED JUNE 30,   JUNE 30,
                                                                   2017       2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 9.70    $10.15       $10.00
                                                                   ------   ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                          .16       .16          .06
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                      1.94      (.51)         .11+
                                                                   ------   ------       ------
Net increase (decrease) in net asset value from operations          2.10      (.35)         .17
                                                                   ------   ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                (.08)     (.07)        (.02)
Distributions from net realized gain on investment and foreign
 currency transactions                                             - 0 -      (.03)       - 0 -
                                                                   ------   ------       ------
Total dividends and distributions                                   (.08)     (.10)        (.02)
                                                                   ------   ------       ------
Net asset value, end of period                                    $11.72    $ 9.70       $10.15
                                                                   ======   ======       ======
TOTAL RETURN
Total investment return based on net asset value(d)                21.81%    (3.40)%       1.72%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                         $5,911    $  939       $   48
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                            1.15%     1.15%        1.15%(e)
 Expenses, before waivers/reimbursements                            1.22%     1.38%        2.84%(e)
 Net investment income(c)                                           1.43%     1.64%         .90%(e)
Portfolio turnover rate                                               51%       51%          24%
---------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------
                                                                             CLASS C
                                                                                      NOVEMBER 12,
                                                                                       2014(a) TO
                                                                  YEAR ENDED JUNE 30,   JUNE 30,
                                                                   2017       2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 9.67    $10.11       $10.00
                                                                   ------   ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                          .05       .06          .05
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                      1.96      (.47)         .07+
                                                                   ------   ------       ------
Net increase (decrease) in net asset value from operations          2.01      (.41)         .12
                                                                   ------   ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                (.05)    - 0 -         (.01)
Distributions from net realized gain on investment and foreign
 currency transactions                                             - 0 -      (.03)       - 0 -
                                                                   ------   ------       ------
Total dividends and distributions                                   (.05)     (.03)        (.01)
                                                                   ------   ------       ------
Net asset value, end of period                                    $11.63    $ 9.67       $10.11
                                                                   ======   ======       ======
TOTAL RETURN
Total investment return based on net asset value(d)                20.80%    (4.09)%       1.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                         $   70    $   16       $   11
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                            1.90%     1.90%        1.90%(e)
 Expenses, before waivers/reimbursements                            2.06%     2.09%        4.73%(e)
 Net investment income(c)                                            .49%      .61%         .81%(e)
Portfolio turnover rate                                               51%       51%          24%
---------------------------------------------------------------------------------------------------


See footnotes on page 125.

------------------------------------------------------------------------------------------------------------
                                                                                    ADVISOR CLASS
                                                                                              NOVEMBER 12,
                                                                                               2014(a) TO
                                                                         YEAR ENDED JUNE 30,    JUNE 30,
                                                                           2017       2016        2015
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $   9.72  $  10.16     $  10.00
                                                                         --------  --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                   .16       .15          .18
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                       1.97      (.48)         .01+
                                                                         --------  --------     --------
Net increase (decrease) in net asset value from operations                   2.13      (.33)         .19
                                                                         --------  --------     --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                         (.10)     (.08)        (.03)
Distributions from net realized gain on investment and foreign currency
 transactions                                                               - 0 -      (.03)       - 0 -
                                                                         --------  --------     --------
Total dividends and distributions                                            (.10)     (.11)        (.03)
                                                                         --------  --------     --------
Net asset value, end of period                                           $  11.75  $   9.72     $  10.16
                                                                         ========  ========     ========
TOTAL RETURN
Total investment return based on net asset value(d)                         22.09%    (3.17)%       1.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                $310,829  $156,608     $101,359
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                      .90%      .90%         .90%(e)
 Expenses, before waivers/reimbursements                                      .97%     1.08%        2.43%(e)
 Net investment income(c)                                                    1.52%     1.59%        2.71%(e)
Portfolio turnover rate                                                        51%       51%          24%
------------------------------------------------------------------------------------------------------------



(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of expenses waived/reimbursed by the Adviser.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)Annualized.

 + Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment transactions for the period.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  CLASS A
                                                                                                                      JULY 29,
                                                                                                          YEAR ENDED 2015(a) TO
                                                                                                           JUNE 30,   JUNE 30,
                                                                                                             2017       2016
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                        $ 9.79     $10.00
                                                                                                            ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                                                    .22        .26
Net realized and unrealized gain (loss) on investment and foreign currency transactions                       1.11       (.35)
                                                                                                            ------     ------
Net increase (decrease) in net asset value from operations                                                    1.33       (.09)
                                                                                                            ------     ------
LESS: DIVIDENDS
Dividends from net investment income                                                                          (.08)      (.12)
                                                                                                            ------     ------
Net asset value, end of period                                                                              $11.04     $ 9.79
                                                                                                            ======     ======
TOTAL RETURN
Total investment return based on net asset value(d)                                                          13.72%      (.84)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                                                   $  234     $   57
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                                                   1.19%      1.20%(f)
 Expenses, before waivers/reimbursements(e)                                                                   5.13%     23.67%(f)
 Net investment income(c)                                                                                     2.15%      2.87%(f)
Portfolio turnover rate                                                                                         64%        52%
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  CLASS C
                                                                                                                      JULY 29,
                                                                                                          YEAR ENDED 2015(a) TO
                                                                                                           JUNE 30,   JUNE 30,
                                                                                                             2017       2016
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                        $ 9.75     $10.00
                                                                                                            ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                                                    .19        .12
Net realized and unrealized gain (loss) on investment and foreign currency transactions                       1.07       (.28)
                                                                                                            ------     ------
Net increase (decrease) in net asset value from operations                                                    1.26       (.16)
                                                                                                            ------     ------
LESS: DIVIDENDS
Dividends from net investment income                                                                         - 0 -       (.09)
                                                                                                            ------     ------
Net asset value, end of period                                                                              $11.01     $ 9.75
                                                                                                            ======     ======
TOTAL RETURN
Total investment return based on net asset value(d)                                                          12.92%     (1.55)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                                                   $   62     $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                                                   1.94%      1.95%(f)
 Expenses, before waivers/reimbursements(e)                                                                   5.70%     15.57%(f)
 Net investment income(c)                                                                                     1.80%      1.31%(f)
Portfolio turnover rate                                                                                         64%        52%
---------------------------------------------------------------------------------------------------------------------------------


See footnotes on page 127.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                              ADVISOR CLASS
                                                                                                                     JULY 29,
                                                                                                         YEAR ENDED 2015(a) TO
                                                                                                          JUNE 30,   JUNE 30,
                                                                                                            2017       2016
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                      $  9.80     $10.00
                                                                                                          -------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                                                   .27        .21
Net realized and unrealized gain (loss) on investment and foreign currency transactions                      1.08       (.28)
                                                                                                          -------     ------
Net increase (decrease) in net asset value from operations                                                   1.35       (.07)
                                                                                                          -------     ------
LESS: DIVIDENDS
Dividends from net investment income                                                                         (.09)      (.13)
                                                                                                          -------     ------
Net asset value, end of period                                                                            $ 11.06     $ 9.80
                                                                                                          =======     ======
TOTAL RETURN
Total investment return based on net asset value(d)                                                         13.98%      (.63)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                                                 $35,275     $2,932
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                                                   .94%       .95%(f)
 Expenses, before waivers/reimbursements(e)                                                                  4.37%     14.60%(f)
 Net investment income(c)                                                                                    2.60%      2.32%(f)
Portfolio turnover rate                                                                                        64%        52%
--------------------------------------------------------------------------------------------------------------------------------



(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of expenses waived/reimbursed by the Adviser.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the year ended June 30, 2017, such waiver amounted to 0.01% for the Fund.

(f)Annualized.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO



---------------------------------------------------------------------------------------------------
                                                                                CLASS A
                                                                                         APRIL 15,
                                                                                         2015(a) TO
                                                                     YEAR ENDED JUNE 30,  JUNE 30,
                                                                      2017      2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 8.46  $  9.77       $10.00
                                                                     ------  -------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                             .05      .03          .03
Net realized and unrealized gain (loss) on investment transactions
 and foreign currency                                                  2.04    (1.34)        (.26)
                                                                     ------  -------       ------
Net increase (decrease) in net asset value from operations             2.09    (1.31)        (.23)
                                                                     ------  -------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                   (.05)    (.00)(d)    - 0 -
Distributions from net realized gain on investment transactions       - 0 -     (.00)(d)    - 0 -
                                                                     ------  -------       ------
Total dividends and distributions                                      (.05)   - 0 -        - 0 -
                                                                     ------  -------       ------
Net asset value, end of period                                       $10.50  $  8.46       $ 9.77
                                                                     ======  =======       ======
TOTAL RETURN
Total investment return based on net asset value(e)                   24.83%  (13.39)%      (2.30)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                            $   11  $     9       $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                            1.29%    1.30%        1.30%^
 Expenses, before waivers/reimbursements(f)                            8.96%   17.79%       18.01%^
 Net investment income(c)                                               .54%     .34%        1.58%^
Portfolio turnover rate                                                  66%      42%           2%
---------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                                                                                 CLASS C
                                                                                          APRIL 15,
                                                                                          2015(a) TO
                                                                     YEAR ENDED JUNE 30,   JUNE 30,
                                                                       2017      2016        2015
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 8.39   $  9.75       $10.00
                                                                     ------   -------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                                     (.02)     (.04)         .02
Net realized and unrealized gain (loss) on investment transactions
 and foreign currency                                                  2.02     (1.32)        (.27)
                                                                     ------   -------       ------
Net increase (decrease) in net asset value from operations             2.00     (1.36)        (.25)
                                                                     ------   -------       ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions       - 0 -      (.00)(d)    - 0 -
                                                                     ------   -------       ------
Net asset value, end of period                                       $10.39   $  8.39       $ 9.75
                                                                     ======   =======       ======
TOTAL RETURN
Total investment return based on net asset value(e)                   23.84%   (13.93)%      (2.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                            $   28   $     8       $    9
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                            2.04%     2.05%        2.05%^
 Expenses, before waivers/reimbursements(f)                            9.39%    18.58%       18.73%^
 Net investment income (loss)(c)                                       (.20)%    (.43)%        .81%^
Portfolio turnover rate                                                  66%       42%           2%
----------------------------------------------------------------------------------------------------


See footnotes on page 129.

----------------------------------------------------------------------------------------------------
                                                                              ADVISOR CLASS
                                                                                          APRIL 15,
                                                                                          2015(a) TO
                                                                     YEAR ENDED JUNE 30,   JUNE 30,
                                                                       2017      2016        2015
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $  8.47  $  9.77       $10.00
                                                                     -------  -------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                              .20      .05          .04
Net realized and unrealized gain (loss) on investment transactions
 and foreign currency                                                   1.91    (1.33)        (.27)
                                                                     -------  -------       ------
Net increase (decrease) in net asset value from operations              2.11    (1.28)        (.23)
                                                                     -------  -------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                    (.07)    (.02)       - 0 -
Distributions from net realized gain on investment transactions        - 0 -     (.00)(d)    - 0 -
                                                                     -------  -------       ------
Total dividends and distributions                                       (.07)    (.02)       - 0 -
                                                                     -------  -------       ------
Net asset value, end of period                                       $ 10.51  $  8.47       $ 9.77
                                                                     =======  =======       ======
TOTAL RETURN
Total investment return based on net asset value(e)                    25.12%  (13.13)%      (2.30)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                            $32,602  $ 1,678       $1,935
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                             1.04%    1.05%        1.05%^
 Expenses, before waivers/reimbursements(f)                             3.75%   17.53%       17.75%^
 Net investment income(c)                                               2.04%     .58%        1.81%^
Portfolio turnover rate                                                   66%      42%           2%
----------------------------------------------------------------------------------------------------



(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of expenses waived and reimbursed by the Adviser.

(d)Amount is less than $.005.

(e)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has voluntarily agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the year ended June 30, 2017, such waiver amounted to 0.01% annualized for the Fund.

 ^ Annualized.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The following supplemental hypothetical investment information provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Fund" in the Summary Information at the beginning of this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund is the same as stated under "Fees and Expenses of the Fund". Additional information concerning the fees and expenses incurred by the Funds may be found at FINRA's Fund Analyzer web page (available at http://apps.finra.org/fundanalyzer/1/fa.aspx). Your actual expenses may be higher or lower.


AB GROWTH FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  550.67    $ 9,928.08
   2              9,928.08      496.40    10,424.48     131.35     10,293.13
   3             10,293.13      514.66    10,807.79     136.18     10,671.61
   4             10,671.61      533.58    11,205.19     141.19     11,064.00
   5             11,064.00      553.20    11,617.20     146.38     11,470.82
   6             11,470.82      573.54    12,044.36     151.76     11,892.60
   7             11,892.60      594.63    12,487.23     157.34     12,329.89
   8             12,329.89      616.49    12,946.38     163.12     12,783.26
   9             12,783.26      639.16    13,422.42     169.12     13,253.30
   10            13,253.30      662.67    13,915.97     175.34     13,740.63
   --------------------------------------------------------------------------
   Cumulative                $5,663.08               $1,922.45


AB LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  105.00    $10,395.00
   2             10,395.00      519.75    10,914.75     111.33     10,803.42
   3             10,803.42      540.17    11,343.59     115.70     11,227.89
   4             11,227.89      561.39    11,789.28     120.25     11,669.03
   5             11,669.03      583.45    12,252.48     124.98     12,127.50
   6             12,127.50      606.38    12,733.88     129.89     12,603.99
   7             12,603.99      630.20    13,234.19     134.99     13,099.20
   8             13,099.20      654.96    13,754.16     140.29     13,613.87
   9             13,613.87      680.69    14,294.56     145.80     14,148.76
   10            14,148.76      707.44    14,856.20     151.53     14,704.67
   --------------------------------------------------------------------------
   Cumulative                $5,984.43               $1,279.76


AB CONCENTRATED GROWTH FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  547.66    $ 9,931.09
   2              9,931.09      496.55    10,427.64     128.26     10,299.38
   3             10,299.38      514.97    10,814.35     133.02     10,681.33
   4             10,681.33      534.07    11,215.40     137.95     11,077.45
   5             11,077.45      553.87    11,631.32     143.07     11,488.25
   6             11,488.25      574.41    12,062.66     148.37     11,914.29
   7             11,914.29      595.71    12,510.00     153.87     12,356.13
   8             12,356.13      617.81    12,973.94     159.58     12,814.36
   9             12,814.36      640.72    13,455.08     165.50     13,289.58
   10            13,289.58      664.48    13,954.06     171.63     13,782.43
   --------------------------------------------------------------------------
   Cumulative                $5,671.34               $1,888.91

AB DISCOVERY GROWTH FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  524.53    $ 9,954.22
   2              9,954.22      497.71    10,451.93     104.52     10,347.41
   3             10,347.41      517.37    10,864.78     108.65     10,756.13
   4             10,756.13      537.81    11,293.94     112.94     11,181.00
   5             11,181.00      559.05    11,740.05     117.40     11,622.65
   6             11,622.65      581.13    12,203.78     122.04     12,081.74
   7             12,081.74      604.09    12,685.83     126.86     12,558.97
   8             12,558.97      627.95    13,186.92     131.87     13,055.05
   9             13,055.05      652.75    13,707.80     137.08     13,570.72
   10            13,570.72      678.54    14,249.26     142.49     14,106.77
   --------------------------------------------------------------------------
   Cumulative                $5,735.15               $1,628.38


AB SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  544.64    $ 9,934.11
   2              9,934.11      496.71    10,430.82     124.13     10,306.69
   3             10,306.69      515.33    10,822.02     128.78     10,693.24
   4             10,693.24      534.66    11,227.90     133.61     11,094.29
   5             11,094.29      554.71    11,649.00     138.62     11,510.38
   6             11,510.38      575.52    12,085.90     143.82     11,942.08
   7             11,942.08      597.10    12,539.18     149.22     12,389.96
   8             12,389.96      619.50    13,009.46     154.81     12,854.65
   9             12,854.65      642.73    13,497.38     160.62     13,336.76
   10            13,336.76      666.84    14,003.60     166.64     13,836.96
   --------------------------------------------------------------------------
   Cumulative                $5,681.85               $1,844.89


AB SELECT US EQUITY PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  571.78    $ 9,906.97
   2              9,906.97      495.35    10,402.32     152.91     10,249.41
   3             10,249.41      512.47    10,761.88     158.20     10,603.68
   4             10,603.68      530.18    11,133.86     163.67     10,970.19
   5             10,970.19      548.51    11,518.70     169.32     11,349.38
   6             11,349.38      567.47    11,916.85     175.18     11,741.67
   7             11,741.67      587.08    12,328.75     181.23     12,147.52
   8             12,147.52      607.38    12,754.90     187.50     12,567.40
   9             12,567.40      628.37    13,195.77     193.98     13,001.79
   10            13,001.79      650.09    13,651.88     200.68     13,451.20
   --------------------------------------------------------------------------
   Cumulative                $5,605.65               $2,154.45


AB SELECT US LONG/SHORT PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  631.10    $ 9,847.65
   2              9,847.65      492.38    10,340.03     219.21     10,120.82
   3             10,120.82      506.04    10,626.86     225.29     10,401.57
   4             10,401.57      520.08    10,921.65     231.54     10,690.11
   5             10,690.11      534.51    11,224.62     237.96     10,986.66
   6             10,986.66      549.33    11,535.99     244.56     11,291.43
   7             11,291.43      564.57    11,856.00     251.35     11,604.65
   8             11,604.65      580.23    12,184.88     258.32     11,926.56
   9             11,926.56      596.33    12,522.89     265.49     12,257.40
   10            12,257.40      612.87    12,870.27     272.85     12,597.42
   --------------------------------------------------------------------------
   Cumulative                $5,435.09               $2,837.67

AB SUSTAINABLE GLOBAL THEMATIC FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  566.76    $ 9,911.99
   2              9,911.99      495.60    10,407.59     147.79     10,259.80
   3             10,259.80      512.99    10,772.79     152.97     10,619.82
   4             10,619.82      530.99    11,150.81     158.34     10,992.47
   5             10,992.47      549.62    11,542.09     163.90     11,378.19
   6             11,378.19      568.91    11,947.10     169.65     11,777.45
   7             11,777.45      588.87    12,366.32     175.60     12,190.72
   8             12,190.72      609.54    12,800.26     181.76     12,618.50
   9             12,618.50      630.93    13,249.43     188.14     13,061.29
   10            13,061.29      653.06    13,714.35     194.74     13,519.61
   --------------------------------------------------------------------------
   Cumulative                $5,619.26               $2,099.65


AB INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  568.77    $ 9,909.98
   2              9,909.98      495.50    10,405.48     148.80     10,256.68
   3             10,256.68      512.83    10,769.51     154.00     10,615.51
   4             10,615.51      530.78    11,146.29     159.39     10,986.90
   5             10,986.90      549.35    11,536.25     164.97     11,371.28
   6             11,371.28      568.56    11,939.84     170.74     11,769.10
   7             11,769.10      588.46    12,357.56     176.71     12,180.85
   8             12,180.85      609.04    12,789.89     182.90     12,606.99
   9             12,606.99      630.35    13,237.34     189.29     13,048.05
   10            13,048.05      652.40    13,700.45     195.92     13,504.53
   --------------------------------------------------------------------------
   Cumulative                $5,616.02               $2,111.49


AB GLOBAL CORE EQUITY PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  540.62    $ 9,938.13
   2              9,938.13      496.91    10,435.04     296.36     10,138.68
   3             10,138.68      506.93    10,645.61     302.34     10,343.27
   4             10,343.27      517.16    10,860.43     308.44     10,551.99
   5             10,551.99      527.60    11,079.59     314.66     10,764.93
   6             10,764.93      538.25    11,303.18     321.01     10,982.17
   7             10,982.17      549.11    11,531.28     327.49     11,203.79
   8             11,203.79      560.19    11,763.98     334.10     11,429.88
   9             11,429.88      571.49    12,001.37     340.84     11,660.53
   10            11,660.53      583.03    12,243.56     347.72     11,895.84
   --------------------------------------------------------------------------
   Cumulative                $5,329.42               $3,433.58


AB INTERNATIONAL STRATEGIC CORE PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  545.65    $9,933.10
   2              9,933.10      496.66    10,429.76     536.09     9,893.67
   3              9,893.67      494.68    10,388.35     533.96     9,854.39
   4              9,854.39      492.72    10,347.11     531.84     9,815.27
   5              9,815.27      490.76    10,306.03     529.73     9,776.30
   6              9,776.30      488.82    10,265.12     527.63     9,737.49
   7              9,737.49      486.87    10,224.36     525.53     9,698.83
   8              9,698.83      484.94    10,183.77     523.45     9,660.32
   9              9,660.32      483.02    10,143.34     521.37     9,621.97
   10             9,621.97      481.10    10,103.07     519.30     9,583.77
   --------------------------------------------------------------------------
   Cumulative                $4,878.32               $5,294.55

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  555.70    $9,923.05
   2              9,923.05      496.15    10,419.20     933.56     9,485.64
   3              9,485.64      474.28     9,959.92     892.41     9,067.51
   4              9,067.51      453.38     9,520.89     853.07     8,667.82
   5              8,667.82      433.39     9,101.21     815.47     8,285.74
   6              8,285.74      414.29     8,700.03     779.52     7,920.51
   7              7,920.51      396.03     8,316.54     745.16     7,571.38
   8              7,571.38      378.57     7,949.95     712.32     7,237.63
   9              7,237.63      361.88     7,599.51     680.92     6,918.59
   10             6,918.59      345.93     7,264.52     650.90     6,613.62
   --------------------------------------------------------------------------
   Cumulative                $4,232.65               $7,619.03

--------
* Expenses are net of any fee waiver or expense waiver in the first year. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Fund" before waiver in the Summary Information at the beginning of this Prospectus.

APPENDIX B--FINANCIAL INTERMEDIARY WAIVERS
--------------------------------------------------------------------------------

WAIVER SPECIFIC TO MERRILL LYNCH
--------------------------------------------------------------------------------

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Funds' prospectus or SAI:

FRONT-END SALES LOAD WAIVERS ON CLASS A SHARES AVAILABLE AT MERRILL LYNCH

.. Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

..  Shares purchased by or through a 529 Plan

.. Shares purchased through a Merrill Lynch affiliated investment advisory program

.. Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

..  Shares of funds purchased through the Merrill Edge Self-Directed platform
   (if applicable)

.. Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

.. Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

.. Employees and registered representatives of Merrill Lynch or its affiliates and their family members

.. Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus

.. Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and
   (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC WAIVERS ON A, B AND C SHARES AVAILABLE AT MERRILL LYNCH

..  Death or disability of the shareholder

.. Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus

..  Return of excess contributions from an IRA Account

.. Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2

.. Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

..  Shares acquired through a right of reinstatement

.. Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

FRONT-END LOAD DISCOUNTS AVAILABLE AT MERRILL LYNCH: BREAKPOINTS, RIGHTS OF ACCUMULATION & LETTERS OF INTENT

..  Breakpoints as described in this prospectus

.. Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

.. Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

For more information about the Funds, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Funds have an SAI, which contains more detailed information about the Funds, including their operations and investment policies. The Funds' SAI and the independent registered public accounting firm's report and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:


BY MAIL:          c/o AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

ON THE INTERNET:  www.abfunds.com


Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Funds are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, DC 20549-1520.


You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.abfunds.com.


The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.


      FUND                                            COMMISSION FILE NO.
      -------------------------------------------------------------------
      AB Growth Fund                                       811-05088
      AB Large Cap Growth Fund                             811-06730
      AB Concentrated Growth Fund                          811-01716
      AB Discovery Growth Fund                             811-00204
      AB Small Cap Growth Portfolio                        811-01716
      AB Select US Equity Portfolio                        811-01716
      AB Select US Long/Short Portfolio                    811-01716
      AB Sustainable Global Thematic Fund                  811-03131
      AB International Growth Fund                         811-08426
      AB Global Core Equity Portfolio                      811-01716
      AB International Strategic Core Portfolio            811-01716
      AB Concentrated International Growth Portfolio       811-01716


                                                                  PRO-0101-1017

                                    [GRAPHIC]

[A/B](R)
(LOGO)

(Shares Offered-Exchange Ticker Symbol)
   > AB Growth Fund
        (Class A-AGRFX; Class B-AGBBX; Class C-AGRCX; Class
           R-AGFRX; Class K-AGFKX; Class I-AGFIX; Advisor
           Class-AGRYX)

   > AB Large Cap Growth Fund
        (Class A-APGAX; Class B-APGBX; Class C-APGCX; Class
           R-ABPRX; Class K-ALCKX; Class I-ALLIX; Class
           Z-APGZX; Advisor Class-APGYX)

   > AB Concentrated Growth Fund
        (Class A-WPASX; Class C-WPCSX; Advisor Class-WPSGX;
           Class R-WPRSX; Class K-WPSKX; Class I-WPSIX;
           Class Z-WPSZX)

   > AB Discovery Growth Fund
        (Class A-CHCLX; Class B-CHCBX; Class C-CHCCX;
           Class R-CHCRX; Class K-CHCKX; Class I-CHCIX;
           Class Z-CHCZX; Advisor Class-CHCYX)

   > AB Small Cap Growth Portfolio
        (Class A-QUASX; Class B-QUABX; Class C-QUACX; Class
           R-QUARX; Class K-QUAKX; Class I-QUAIX; Class
           Z-QUAZX; Advisor Class-QUAYX)

   > AB Select US Equity Portfolio
        (Class A-AUUAX; Class C-AUUCX; Advisor Class-AUUYX;
           Class R-AUURX; Class K-AUUKX; Class I-AUUIX)

   > AB Select US Long/Short Portfolio
        (Class A-ASLAX; Class C-ASCLX; Advisor Class-ASYLX;
           Class R-ASRLX; Class K-ASLKX; Class I-ASILX)

   > AB Sustainable Global Thematic Fund
        (Class A-ALTFX; Class B-ATEBX, Class C-ATECX; Class
           R-ATERX; Class K-ATEKX; Class I-AGTIX; Advisor
           Class-ATEYX)

   > AB International Growth Fund
        (Class A-AWPAX; Class B-AWPBX; Class C-AWPCX; Class
           R-AWPRX; Class K-AWPKX; Class I-AWPIX; Advisor
           Class-AWPYX)

   > AB Global Core Equity Portfolio
        (Class A-GCEAX; Class C-GCECX; Advisor Class-GCEYX)

   > AB International Strategic Core Portfolio
        (Class A-ISARX; Class C-ISCRX; Advisor Class-ISRYX)


    > AB Concentrated International Growth Portfolio
        (Class A-CIAGX; Class C-CICGX; Advisor Class-CIGYX)


                 c/o AllianceBernstein Investor Services, Inc.
                 P.O. Box 786003, San Antonio, Texas 78278-6003
                            Toll Free (800) 221-5672
                    For Literature Toll Free (800) 227-4618
--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                                October 31, 2017

--------------------------------------------------------------------------------

            This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the current prospectus, dated October 31, 2017 that offers Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares for the AB Growth Fund ("Growth Fund") of The AB Portfolios, the AB Sustainable Global Thematic Fund ("Sustainable Global Thematic") and the AB International Growth Fund ("International Growth"), and offers Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares for the AB Concentrated Growth Fund ("Concentrated Growth") of the AB Cap Fund, Inc. ("AB Cap Fund"), and offers Class A, Class B, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares for the AB Discovery Growth Fund ("Discovery Growth"), the AB Large Cap Growth Fund ("Large Cap Growth") and the AB Small Cap Growth Portfolio ("Small Cap Growth") of AB Cap Fund, and offers Class A, Class C, Class R, Class K, Class I and Advisor Class shares for the AB Select US Equity Portfolio ("Select US Equity") and the AB Select US Long/Short Portfolio ("Select US Long/Short") of AB Cap Fund, and offers Class A, Class C and Advisor Class shares for the AB Global Core Equity Portfolio ("Global Core Equity"), AB International Strategic Core Portfolio ("International Strategic Core") and AB Concentrated International Growth Portfolio ("Concentrated International Growth") of AB Cap Fund (the "Prospectus"). Each of the funds listed above is hereinafter referred to as a Fund, and collectively the Funds. Financial statements for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic for the year ended July 31, 2017 and financial statements for International Growth, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Strategic Core and Concentrated International Growth for the year ended June 30, 2017 are included in each Fund's annual report to shareholders and are incorporated into the SAI by reference. Copies of the Prospectus and each Fund's annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.abfunds.com.

                               TABLE OF CONTENTS

                                                                         Page

INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS...........................1

INVESTMENT RESTRICTIONS....................................................36

MANAGEMENT OF THE FUNDS....................................................38

EXPENSES OF THE FUNDS......................................................91

PURCHASE OF SHARES........................................................110

REDEMPTION AND REPURCHASE OF SHARES.......................................138

SHAREHOLDER SERVICES......................................................140

NET ASSET VALUE...........................................................143

DIVIDENDS, DISTRIBUTIONS AND TAXES........................................147

PORTFOLIO TRANSACTIONS....................................................155

GENERAL INFORMATION.......................................................162

FINANCIAL STATEMENTS AND REPORT  OF INDEPENDENT
  REGISTERED PUBLIC ACCOUNTING FIRM.......................................208

APPENDIX A:  PROXY VOTING POLICY STATEMENT................................A-1


-----------------------------------------
The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------

               INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS

--------------------------------------------------------------------------------


Introduction to the Funds
-------------------------


            Except as otherwise noted, the Funds' investment objective and policies described below are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors or Board of Trustees of each Fund (each a "Board" and together, the "Boards") without shareholder approval. However, no Fund will change its investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that a Fund will achieve its investment objective. Whenever any investment policy or restriction states a percentage of a Fund's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of a Fund's acquisition of such securities or other assets. Accordingly, except with respect to borrowing, any later increases or decreases in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation.


Additional Investment Policies and Practices
--------------------------------------------

            The following information about the Funds' investment policies and practices supplements the information set forth in the Prospectus.

Common Stock
------------

            Common stock, also referred to as equity securities, represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

            The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility in those returns.

Convertible Securities
----------------------

            Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investors to benefit from increases in the market price of the underlying common stock.

            When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Debt Securities
---------------

            Debt securities, also referred to as fixed-income securities, are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.


            Lower rated debt securities, those rated Ba or below by Moody's Investors Service, Inc. and/or BB or below by S&P Global Ratings or unrated but determined by AllianceBernstein L.P., the Funds' adviser (the "Adviser"), to be of comparable quality (sometimes referred to as "junk bonds"), are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer's creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.


            Certain additional risk factors related to debt securities are discussed below:

            Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

            Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

            Liquidity and valuation. There may be limited trading in the secondary market for particular debt securities, which may adversely affect the Fund's ability to accurately value or sell such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities. The Adviser attempts to reduce the risks described above through diversification of the Fund's portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency's view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

            Bond rating agencies may assign modifiers (such as +/-) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier.

Depositary Receipts
-------------------

            A Fund may invest in depositary receipts. American Depositary Receipts ("ADRs") are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or non-U.S. company. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets; EDRs, in bearer form, are designed for use in European securities markets; and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.

Derivatives
-----------


            A Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.


            There are four principal types of derivatives--options, futures contracts, forwards and swaps. These principal types of derivative instruments, as well as the methods in which they may be used by a Fund are described below. Derivatives include listed and cleared transactions where the Fund's derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral "over-the-counter" ("OTC") transactions where the Fund's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

            Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying security, commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the security, commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.

            Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

            Options. An option, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Concentrated Growth will not invest in put or call options.


            Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission ("CFTC") or Securities and Exchange Commission ("SEC") approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.


            Risks of Derivatives and Other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

            -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Fund's interest.

            -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

            -- Credit Risk. This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the exchange or clearinghouse, which is the issuer or counterparty to each derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For uncleared OTC derivatives, there is no similar clearing agency guarantee. Therefore, a Fund considers the creditworthiness of each counterparty to an uncleared OTC derivative in evaluating potential credit risk.

            -- Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of a Fund's counterparty to perform its obligations under the transaction. If the counterparty defaults, a Fund will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, a Fund could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Fund. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose a Fund to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

            New regulations affecting derivatives transactions require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these new requirements, a central clearing organization is substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions is required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is intended to reduce, but not eliminate, counterparty risk. A Fund is subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations.

            -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

            -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.


            -- Regulatory Risk. Various U.S. Government entities, including the CFTC and the SEC, are in the process of adopting and implementing additional regulations governing derivatives markets required by, among other things, the Dodd-Frank Act, including clearing as discussed above, margin, reporting and registration requirements. In December 2015, the SEC proposed a new rule regarding derivatives imposing, among other things, limits on the amount of leverage a fund could be exposed to through derivatives and other senior securities transactions. While the full extent and cost of these regulations is currently unclear, these regulations could, among other things, restrict a Fund's ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions (through increased margin or capital requirements). In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. These regulations and actions may adversely affect the instruments in which a Fund invests and its ability to execute its investment strategy.


            -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate with or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

            Other. A Fund may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act ("CEA") and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures contracts, commodity options, certain swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator ("CPO"). Under such rules, registered investment companies that are commodity pools are subject to additional recordkeeping, reporting and disclosure requirements. The Funds have claimed an exclusion from the definition of CPO under CFTC Rule 4.5 under the CEA with respect to the Funds and are not currently subject to these recordkeeping, reporting and disclosure requirements.

Use of Options, Futures Contracts, Forwards and Swaps by a Fund
---------------------------------------------------------------

            --Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

            A Fund may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Fund may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

            If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.


            A Fund may also use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, a Fund may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Fund would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Fund may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Fund would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.


            The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis; no fees or commissions are involved.

            --Options on Securities. A Fund may write and purchase call and put options on securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

            A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. A Fund may write covered options or uncovered options. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the exercise price of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the exercise price of the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if a Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security.

            A Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

            A Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

            A Fund may also, as an example, write combinations of put and call options on the same security, known as "straddles", with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

            A Fund may purchase or write options on securities of the types in which it is permitted to invest in privately-negotiated (i.e., OTC) transactions. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

            A Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

            --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

            A Fund may write (sell) call and put options and purchase call and put options on securities indices. If a Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

            A Fund may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the decline or increase in the value securities index is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

            The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

            --Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indexes, futures contracts (including on individual securities and stock indexes) or shares of exchange-traded funds ("ETFs") at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.

            --Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

            A Fund may write options on foreign currencies for hedging purposes or to increase return. For example, where a Fund anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

            In addition to using options for the hedging purposes described above, a Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Fund may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, the Fund may purchase call options in anticipation of an increase in the market value of a currency. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Fund would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of a currency that the Fund does not own. A Fund would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

            --Futures Contracts and Options on Futures Contracts. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Fund may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value (the "NAV") of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

            A Fund may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

            Conversely, a Fund could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

            A Fund may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

            A Fund may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Fund may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures contracts are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Purchases or sales of stock or bond index futures contracts are used for hedging or risk management purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

            Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. exchanges.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            A Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

            --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the "par value" (full amount) of the reference obligation in which case the Fund will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation. The value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

            --Currency Swaps. A Fund may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation and again upon termination of the transaction. Currency swaps may be bilateral and privately negotiated, with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. The Funds will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one nationally recognized statistical rating organization ("NRSRO") at the time of entering into the transaction.

            --Swaps: Interest Rate Transactions. A Fund may enter into interest rate swap, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

            Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually-based principal (or "notional") amount.

            An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

            Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. A Fund will enter into bilateral swap agreements, including interest rate swap, swaptions, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. For cleared interest rate swaps, the Adviser will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker but there will be no prescribed NRSRO rating requirements for these entities.

            --Total Return Swaps. A Fund may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the referenced asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment or make a payment to the counterparty.

            --Variance and Correlation Swaps. A Fund may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual "variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its "volatility") over the length of the contract term. In other words, the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.


            --Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing. Central clearing is expected, among other things, to reduce counterparty credit risk, but does not eliminate it completely.


            Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

            --Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

            Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

            A Fund's investments in synthetic foreign equity securities will be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

            International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in OTC markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

            A Fund also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

            --Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

            --Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------

            Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. The Fund assumes the rights and risks of ownership of the security, but the Fund does not pay for the securities until they are received. If a Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Fund's volatility of returns.

            The use of forward commitments enables a Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values.

            When-issued securities and forward commitments may be sold prior to the settlement date. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV.

            At the time a Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Fund may be adversely affected.

Illiquid Securities
-------------------


            A Fund, except for Concentrated Growth, will not invest in illiquid securities if immediately after such investment more than 15% of the Fund's net assets would be invested in such securities. Concentrated Growth's investments in illiquid securities are limited to 5% of the value of its net assets. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by a Fund OTC and the cover for options written by the Fund OTC, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.


            Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

            Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. To the extent permitted by applicable law, Rule 144A Securities will not be treated as illiquid for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Board. Pursuant to these guidelines, the Adviser will monitor the liquidity of a Fund's investment in Rule 144A Securities. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

            The Adviser, acting under the oversight of the Boards, will monitor the liquidity of restricted securities in a Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable SEC interpretation or position with respect to such type of securities.

Investments in Pre-IPO Securities.
----------------------------------

            The Funds may invest in pre-IPO (initial public offering) securities. Pre-IPO securities, or venture capital investments, are investments in new and early stage companies, often funded by venture capital and referred to as "venture capital companies", whose securities have not been offered to the public and that are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Venture capital companies may not have established products, experienced management or earnings history. The Funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company's public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Funds from selling their shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a venture capital company and delay or prevent a venture capital company from ultimately offering its securities to the public.

Investment in Exchange-Traded Funds and Other Investment Companies
------------------------------------------------------------------

            The Funds may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for various reasons. The Funds will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which are based on supply and demand in the market for the ETFs shares, may differ from their NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.


            The Funds may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. As with ETF investments, if the Funds acquire shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which if not waived or reimbursed in whole or in part, would be in addition to the Funds' expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. A Fund's investment in other investment companies, including ETFs, subjects the Fund indirectly to the underlying risks of those investment companies.


Loans of Portfolio Securities
-----------------------------

            A Fund may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Generally, under the securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and, that the collateral will not be sufficient to replace the loaned securities upon the borrower's default.

            In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Boards) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. A Fund will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount - i.e., the borrower may pay a fee to the Fund in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.

            A Fund will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distribution from the securities.

            A Fund will invest any cash collateral from its securities lending activities in shares of an affiliated money market fund managed by the Adviser and approved by the Board. Any such investment of cash collateral will be subject to the money market fund's investment risk. The Funds may pay reasonable finders', administrative, and custodial fees in connection with a loan.

            A Fund will not have the right to vote any securities having voting rights during the existence of the loan. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights. When the Fund lends its securities, its investment performance will continue to reflect the value of securities on loan.

            Concentrated Growth intends to limit its securities lending activities so that no more than 5% of the value of the Fund's assets will be represented by securities loaned.

Preferred Stock
---------------

            A Fund may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts
-----------------------------

            Real Estate Investment Trusts ("REITs") are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest and principal payments. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the "Code"). A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

            Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

            Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

            REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------

            A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Fund.

            The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. The Fund's Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

            A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, constitutes two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction constitutes two separate transactions. Each Fund has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements
-----------------------------

            Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

            Reverse repurchase agreements are considered to be a loan to a Fund by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Fund. By entering into reverse repurchase agreements, a Fund obtains additional cash to invest in other securities. A Fund may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow a Fund to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for a Fund's shareholders when the Fund achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by a Fund on the reverse repurchase transactions.

            Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted, pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Rights and Warrants
-------------------

            A Fund may invest in rights and warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in a Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales
-----------

            A Fund, except for Concentrated Growth, may make short sales of securities or maintain a short position. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the securities sold short will rise. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited since there is a theoretically unlimited potential for the market price of equity securities of the security sold short to increase. Short sales may be used in some cases by a Fund to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Fund. See "Dividends, Distributions and Taxes-Tax Straddles" for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Fund.

Special Situations
------------------

            A Fund may invest in special situations from time to time. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Standby Commitment Agreements
-----------------------------

            A Fund may, from time to time, enter into standby commitment agreements. Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis.

            There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

            The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of a Fund's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products
-------------------

            A Fund may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

            Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

            Investing in structured products may be more efficient and less expensive for a Fund than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

            Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product.

            Structured Notes and Indexed Securities: A Fund may invest in a particular type of structured instrument sometimes referred to as a "structured note". The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

            Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, the Fund might receive interest or principal payments on the note that are determined based upon a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

            Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, and leverage risk and management risk. These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

U.S. Companies and U.S. Instruments
-----------------------------------

            For purposes of Select US Equity's policy to invest at least 80% of its net assets in equity securities of U.S. companies, a U.S. company is a company (1) that is organized under the laws of the United States or a political subdivision of the United States, (2) the equity securities of which are principally traded on a U.S. exchange or in a U.S. market, or (3) that, in its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the United States or that has at least 50% of its assets in the United States. In addition to U.S. companies, for the purposes of Select US Long/Short's 80% policy, U.S. cash equivalents include U.S. registered money market mutual funds, repurchase agreements related to U.S. Government securities, and commercial paper and other short-term obligations of U.S. companies.

Certain Risk and Other Considerations
-------------------------------------


            Borrowings and Use of Leverage. A Fund may use borrowings for investment purposes subject to its investment policies and restrictions and to applicable statutory or regulatory requirements. Borrowings by a Fund result in leveraging of the Fund's shares. Likewise, a Fund's use of certain derivatives may effectively leverage the Fund's portfolio. A Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that the Fund uses cash made available during the term of these transactions to make investments in other securities.

            Utilization of leverage, which is usually considered speculative, involves certain risks to the Fund's shareholders. These include a higher volatility of the NAV of the Fund's shares and the relatively greater effect of changes in the value of the Fund's portfolio on the NAV of the shares. In the case of borrowings for investment purposes, so long as the Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of such leverage will be to cause the Fund's shareholders to realize a higher net return than if the Fund were not leveraged. With respect to a Fund's use of certain derivatives that result in leverage of the Fund's shares, if the Fund is able to realize a net return on its investments that is higher than the costs of the leveraged transaction, the effect of such leverage will be to cause the Fund to realize a higher return than if the Fund were not leveraged. If the interest expense on borrowings or other costs of leverage approach the return on the Fund's investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Fund, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV than if the Fund were not leveraged.


            Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales, involve leverage and may expose a Fund to potential losses that, in some cases, may exceed the amount originally invested by the Fund. When a Fund engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Fund's exposure, on a marked-to-market or on another relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The segregation of assets is intended to enable a Fund to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Fund's exposure to loss.

            Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Funds and their service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest have the ability to cause disruptions and affect business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which they invest or with which they do business.

            Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-U.S. companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

            There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

            Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Fund may invest and could adversely affect a Fund's assets should these conditions or events recur.


            In June 2016, the United Kingdom ("UK") voted in a referendum to leave the European Union ("EU"). On March 29, 2017, the UK notified the European Council of its intention to withdraw from the EU. It is expected that the UK's withdrawal will be completed within two years of such notification. There is still considerable uncertainty relating to the potential consequences of the withdrawal. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of a Fund's investments.


            Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of a Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

            Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

            Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

            Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

            Income from certain investments held by a Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Fund's NAV may also be affected by changes in the rates or methods of taxation applicable to that Fund or to entities in which that Fund has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by a Fund will not be subject to change. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See "U.S. Federal Income Taxes".

            Investors should understand that the expense ratio of a fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

            For many foreign securities, there are U.S. Dollar-denominated ADRs that are traded in the United States on exchanges or OTC. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales.

            Foreign Currency Transactions. A Fund may invest in securities denominated in foreign currencies and a corresponding portion of the Fund's revenues will be received in such currencies. In addition, a Fund may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Fund's income. A Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Fund has this ability, there is no certainty as to whether and to what extent the Fund will engage in these practices.

            Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

            A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks.

            Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options thereon, Options on Foreign Currencies, Over-the-Counter Options on Securities. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

            Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur in that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing a Fund from responding to such events in a timely manner.

            Settlements of exercises of OTC forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.


            Unlike transactions entered into by a Fund in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts, and OTC options on securities and securities indices may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments may instead be traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Nasdaq PHLX and the Chicago Board Options Exchange, that are subject to SEC regulation. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.


            In addition, OTC transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of OTC contracts, and a Fund could be required to retain options purchased or written, or forward currency exchange contracts, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

            Further, OTC transactions are not subject to the guarantee of an exchange clearinghouse, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Fund will enter into an OTC transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

            Transactions in OTC options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. A Fund is not able to determine at this time whether or to what extent additional restrictions on the trading of OTC options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by the Fund.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

--------------------------------------------------------------------------------

                            INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

Fundamental Investment Policies
-------------------------------

            The following fundamental investment policies may not be changed without approval by the vote of a majority of a Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

            As a matter of fundamental policy, a Fund:

                   (a) may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

                   (b) may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

                   (c) may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or
(iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

                   (d) may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

                   (e) may purchase or sell commodities to the extent permitted by applicable law with the exception that Sustainable Global Thematic and International Growth may not purchase or sell commodities regulated by the CFTC under the CEA or commodities contracts except for futures contracts and options on futures contracts; or

                   (f) may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.


            As a fundamental policy, each Fund, except Concentrated Growth, Global Core Equity, International Strategic Core and Concentrated International Growth, is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund's assets consist of:


o    Cash or cash items;

o    Government securities;

o    Securities of other investment companies; and

o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.


             Concentrated Growth, Global Core Equity, International Strategic Core and Concentrated International Growth are "non-diversified" investment companies as defined in the 1940 Act, which means each Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. This policy may be changed without a shareholder vote.


Non-Fundamental Investment Policies
-----------------------------------

            The following are descriptions of operating policies that the Funds, except Concentrated Growth, have adopted but that are not fundamental and are subject to change without shareholder approval.

            A Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

            The following is a description of certain operating policies Concentrated Growth has adopted but that are not fundamental and are subject to change without shareholder approval:

            (a) The Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

            (b) The Fund will not make short sales of securities or invest in put or call options.

            (c) The Fund will not invest more than 5% of the value of its total assets in securities that cannot be readily resold to the public because of legal or contractual restrictions or because there are no market quotations readily available or in other "illiquid" securities (including non-negotiable deposits with banks or repurchase agreements of a duration of more than seven days). For purposes of this policy, illiquid securities do not include securities eligible for resale pursuant to Rule 144A under the Securities Act that have been determined to be liquid by the Fund's Board of Directors based upon the trading markets for such securities.

--------------------------------------------------------------------------------

                            MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

Adviser
-------

            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each of the Funds under the supervision of each Fund's Board (see "Management of the Funds" in the Prospectus). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.


            The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2017, totaling approximately $535 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

            As of September 30, 2017, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

            AXA and its subsidiaries                64.0%
            AllianceBernstein Holding L.P.          34.9
            Unaffiliated holders                     1.1
                                              --------------------
                                                   100.0%
                                              ====================

            AXA S.A. ("AXA"), is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"). AllianceBernstein Holding L.P. ("Holding") is a Delaware limited partnership, the units of which, ("Holding Units") are traded publicly on the Exchange under the ticker symbol "AB". As of September 30, 2017, AXA owned approximately 2.7% of the issued and outstanding assignments of beneficial ownership of Holding Units.

            AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 64.9% economic interest in the Adviser as of September 30, 2017.

            On May 10, 2017, AXA announced its intention to sell and list for trading a minority stake of its U.S. operations (expected to consist of AXA's U.S. Life & Savings business and its interest in AllianceBernstein Corporation) during the first half of 2018, subject to market conditions and SEC review process. AXA and its subsidiaries will maintain a controlling interest in the Adviser.


Advisory Agreements and Expenses
--------------------------------

            Under the Growth Fund's Advisory Agreement, the Adviser serves as investment manager and adviser of the Fund, continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervision of the Fund's Board.


            Under the Advisory Agreements for Large Cap Growth, Concentrated Growth, Discovery Growth, Small Cap Growth, Sustainable Global Thematic, International Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Strategic Core and Concentrated International Growth, the Adviser furnishes advice and recommendations with respect to the Funds' portfolio of securities and investments and provides persons satisfactory to the Board to act as officers of the Funds. Such officers and employees may be employees of the Adviser or its affiliates.


            The Adviser is, under the Advisory Agreements, responsible for certain expenses incurred by a Fund, including, for example, office facilities, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).


            The Funds, other than the Growth Fund, as noted below, have under their Advisory Agreements assumed the obligation for payment of all of their other expenses. As to the obtaining of services other than those specifically provided to the Funds by the Adviser, each Fund may employ its own personnel. The Advisory Agreements provide for reimbursement to the Adviser of the costs of certain non-advisory services provided to a Fund. Costs currently reimbursed include the costs of the Adviser's personnel performing certain administrative services for the Funds, including clerical, accounting, legal and other services ("administrative services"), and associated overhead costs, such as office space, supplies and information technology. The administrative services are provided to the Funds on a fully-costed basis (i.e., includes each person's total compensation and a factor reflecting the Adviser's total cost relating to that person, including all related overhead expenses). The reimbursement of these costs to the Adviser will be specifically approved by the Boards. During the fiscal year ended July 31, 2017 for Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2017 for Concentrated Growth, International Growth, Select US Equity, Select US Long/Short and Global Core Equity the amounts paid to the Adviser amounted to a total of $69,958, $59,626, $66,424, $63,652, $49,738,
$58,018, $60,829, $54,471 and $61,303, respectively, for these services. The Adviser agreed to voluntarily waive such fees in the amounts of $63,377 and $64,995 for International Strategic Core and Concentrated International Growth, respectively, for the fiscal year ended June 30, 2017.


            Growth Fund is a series of The AB Portfolios (the "Trust"), a Massachusetts business trust. For the Growth Fund, the Adviser will furnish or pay the expenses of the Trust for office space, equipment, bookkeeping and clerical services, and fees and expenses of officers and trustees of the Trust who are affiliated with the Adviser.

            Except as noted below, the Advisory Agreements continue in effect from year-to-year provided that their continuance is specifically approved at least annually by a vote of the majority of the outstanding voting securities of each Fund or by the Directors/Trustees ("Directors") including, in either case, by a vote of a majority of the Directors who are not parties to the Advisory Agreements or interested persons of any such party. Information about the most recent continuance of the Advisory Agreement for each Fund is set forth below.


            In addition, to the extent that a Fund invests in AB Government Money Market Portfolio (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund in an amount equal to the Fund's pro rata share of the AB Government Money Market Portfolio's effective management fee. This agreement will remain in effect until October 31, 2018 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. To the extent that a Fund invests securities lending cash collateral in the AB Government Money Market Portfolio, the Adviser has also agreed to waive a portion of the Fund's share of the advisory fees of AB Government Money Market Portfolio.


            Any material amendment to the Advisory Agreement must be approved by the vote of a majority of the outstanding securities of the relevant Fund and by the vote of a majority of the Directors who are not interested persons of the Fund or the Adviser. The Advisory Agreements are terminable without penalty on 60 days' written notice by a vote of a majority of the Funds' outstanding voting securities, by a vote of a majority of the Directors or by the Adviser, and will automatically terminate in the event of their assignment. The Advisory Agreements provide that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the Adviser's clients (including a Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

GROWTH FUND


            For services under the terms of the Advisory Agreement, the Adviser receives a fee at an annualized rate of 0.75% of the first $2.5 billion of the Fund's average daily net assets, 0.65% of the excess over $2.5 billion up to $5 billion of such assets, and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. For the fiscal years ended July 31, 2017, July 31, 2016 and July 31, 2015 the Adviser received under the Advisory Agreement the amount of $5,321,901, $5,151,480 and $5,356,283, respectively, in management fees from the Fund. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $75,623 and $10,924 for the fiscal years ended July 31, 2017 and July 31, 2016, respectively.

            Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Board at its meetings held on May 2-4, 2017.


LARGE CAP GROWTH


            Effective as of February 3, 2017, under the terms of the Advisory Agreement, the Fund has contractually agreed to pay a monthly fee to the Adviser at an annual rate of 0.60% of the first $2.5 billion, 0.50% of the excess over $2.5 billion up to $5 billion and 0.45% of the excess over $5 billion as a percentage of the Fund's average daily net assets. Prior to February 3, 2017, under the terms of the Advisory Agreement, the Fund paid the Adviser at the annual rate of 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The Adviser has contractually agreed to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.25% of average daily net assets for Class A shares. This fee waiver and/or expense reimbursement agreement automatically extends each year unless the Adviser provides notice to the Fund at least 60 days prior to the end of the Period. For the fiscal years of the Fund ended July 31, 2017, July 31, 2016 and July 31, 2015, the Adviser received from the Fund advisory fees of $25,705,309, $21,258,038 and $16,839,635, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $730,667 and $73,668 for the fiscal years ended July 31, 2017 and July 31, 2016, respectively.

            Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Board at its meetings held on May 2-4, 2017.


CONCENTRATED GROWTH


            Effective as of November 1, 2016, the Fund has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of 0.80% of the Fund's average daily net assets. Prior to November 1, 2016, the Fund paid a monthly fee to the Adviser at an annualized rate of 1.00% of the Fund's average daily net assets, and the Adviser had contractually agreed to waive 0.20% of the management fee until October 31, 2016. The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through October 31, 2018 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.24%, 1.99%, 1.49%, 1.24%, 0.99%, 0.99% and 0.99% of average daily net assets, respectively, for Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares. The expense limitation agreement may be terminated after October 31, 2018 upon 60 days' prior notice by the Adviser. For the fiscal years of the Fund ended June 30, 2017, June 30, 2016 and June 30, 2015, the Adviser received from the Fund advisory fees of $2,866,411 (net of $0, which was waived by the Adviser pursuant to the expense limitation agreement), $2,552,666 (net of $47,602, which was waived by the Adviser pursuant to the expense limitation agreement), and $998,680 (net of $177,326, which was waived by the Adviser pursuant to the expense limitation agreement), respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $26,639 and $308 for the fiscal year ended June 30, 2017 and June 30, 2016, respectively.

            Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Board at its meetings held on May 2-4, 2017.


DISCOVERY GROWTH


            For its services under the Advisory Agreement, the Adviser receives a monthly fee at an annualized rate of 0.75% of the first $500 million of the Fund's average daily net assets, 0.65% of the excess over $500 million of such net assets up to $1 billion and 0.55% of the excess over $1 billion of such net assets. During the fiscal years of the Fund ended July 31, 2017, July 31, 2016 and July 31, 2015, the Fund paid the Adviser total management fees of $11,976,332, $12,762,785 and $13,057,431, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $231,237 and $33,068 for the fiscal years ended July 31, 2017 and July 31, 2016, respectively.

            Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Board at its meetings held on May 2-4, 2017.


SMALL CAP GROWTH


            For its services under the terms of the Advisory Agreement, the Adviser receives a fee at an annualized rate of 0.75% of the first $2.5 billion of the Fund's average daily net assets, 0.65% of the excess over $2.5 billion of such assets up to $5 billion and 0.60% of the excess over $5 billion of such assets. The advisory fees for the fiscal years ended July 31, 2017, July 31, 2016 and July 31, 2015 amounted to $8,509,709, $8,949,782 and $11,380,694, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $171,846 and $30,348 for the fiscal years ended July 31, 2017 and July 31, 2016, respectively.

            Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Board at its meetings held on May 2-4, 2017.


SELECT US EQUITY


            For its services under the terms of the Advisory Agreement, the Adviser receives a fee at an annualized rate of 1.00% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through October 31, 2018 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.55%, 2.30%, 1.30%, 1.80%, 1.55%, and 1.30% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K and Class I shares. The expense limitation agreement may be terminated after October 31, 2018 upon 60 days' prior notice by the Adviser. For the fiscal years of the Fund ended June 30, 2017, June 30, 2016 and June 30, 2015, the Adviser received from the Fund management fees of $2,900,181 (net of $2,427, which was waived by the Adviser pursuant to the expense limitation agreement), $3,219,279 (net of $1,642, which was waived by the Adviser pursuant to the expense limitation agreement) and $3,293,693 (net of $1,179, which was waived by the Adviser pursuant to the expense limitation agreement), respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $18,756 and $1,203 for the fiscal years ended June 30, 2017 and June 30, 2016, respectively.

            Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Board at its meetings held on May 2-4, 2017.


SELECT US LONG/SHORT


            Effective as of February 3, 2017, the Fund has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of 1.50% of the first $2.5 billion of the Fund's average daily net assets and 1.475% of the excess over $2.5 billion. Effective February 3, 2017, the Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.90%, 2.65%, 1.65%, 2.15%, 1.90% and 1.65% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K and Class I shares. The expense limitation agreement may be terminated after October 31, 2018 upon 60 days' prior notice by the Adviser. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed the total expense amount set forth above for each class. Prior to February 3, 2017, the Fund had contractually agreed to pay a monthly fee to the Adviser at an annualized rate of 1.70% of the first $2.5 billion of the Fund's average daily net assets and 1.60% of the excess over $2.5 billion. Prior to July 1, 2015 the Fund paid the Adviser an advisory fee at an annual rate of 1.70% of the Fund's average daily net assets. Prior to February 3, 2017, the Adviser had contractually agreed to waive its management fees and/or to bear expenses of the Fund to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 2.20%, 2.95%, 1.95%, 2.45%, 2.20% and 1.95% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K and Class I shares. For the fiscal years of the Fund ended June 30, 2017, June 30, 2016 and June 30, 2015, the Adviser received management fees of $16,671,793 (net of $0, which was waived by the adviser pursuant to the expense limitation agreement), $24,932,628 (net of $0, which was waived by the Adviser pursuant to the expense limitation agreement) and $30,585,442 (net of $0, which was waived by the Adviser pursuant to the expense limitation agreement), respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $746,550 and $64,774 for the fiscal years ended June 30, 2017 and June 30, 2016, respectively.

            Most recently, continuance of the Fund's Advisory Agreement for an additional annual term was approved by a vote, cast in person, of the Board at its meetings held on May 2-4, 2017.


SUSTAINABLE GLOBAL THEMATIC FUND


            For its services under the terms of the Advisory Agreement, the Adviser receives a quarterly fee equal to the following percentages of the value of the Fund's aggregate net assets at the close of business on the last business day of the previous quarter: 1/4 of 0.75% of the first $2.5 billion; 1/4 of 0.65% of the excess over $2.5 billion up to $5 billion; and 1/4 of 0.60% of the excess over $5 billion. For the fiscal years of the Fund ended July 31, 2017, July 31, 2016 and July 31, 2015, the Adviser received from the Fund advisory fees of $5,244,165, $4,764,531 and $5,319,828, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $103,537 and $10,054 for the fiscal years ended July 31, 2017 and July 31, 2016, respectively.

            Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Board at its meetings held on May 2-4, 2017.


INTERNATIONAL GROWTH


            For its services under the terms of the Advisory Agreement, the Adviser receives a fee of 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The Adviser has contractually agreed to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.60%, 2.35%, 2.35%, 1.85%, 1.60%, 1.35% and 1.35% of aggregate average daily net assets, respectively, for Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares. This fee waiver and/or expense reimbursement agreement automatically extends each year unless the Adviser provides notice to the Fund at least 60 days prior to the end of the Period. For the fiscal years ended June 30, 2017, June 30, 2016 and June 30, 2015, the Adviser received from the Fund advisory fees of $2,277,806, $2,724,308 and $3,500,589, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $25,563 and $1,815 for the fiscal year ended June 30, 2017 and June 30, 2016, respectively.

            Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Board at its meetings held on May 2-4, 2017.


GLOBAL CORE EQUITY


            For its services under the terms of the Advisory Agreement, the Adviser receives a monthly fee at an annualized rate of 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through October 31, 2018 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.15%, 1.90%, 0.90%, 1.40%, 1.15%, 0.90% and 0.90% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's total annual fund operating expenses to exceed the amounts listed above. For the fiscal years of the Fund ended June 30, 2017, June 30, 2016 and fiscal period ended June 30, 2015, the Adviser received from the Fund advisory fees of $1,488,603, $761,222 and $0 (net of $149,385, $231,010 and $269,481,
respectively, which was waived by the Adviser pursuant to the expense limitation agreement), respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $5,314 and $144 for the fiscal years ended June 30, 2017 and June 30, 2016, respectively.

            Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Board at its meetings held on May 2-4, 2017.


INTERNATIONAL STRATEGIC CORE


            For its services under the Advisory Agreement, the Adviser receives a monthly fee at an annualized rate of 0.75% of the first $2.5 billion of the Fund's average daily net assets, 0.65% of the excess of $2.5 billion up to $5 billion, and 0.60% of the excess over $5 billion. The Adviser has contractually agreed to waive its fee and bear certain expenses so that total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, expenses on securities sold short, brokerage commissions and other transaction costs, taxes and extraordinary expenses) do not exceed on an annual basis 1.20%, 1.95% and 0.95% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares. This fee waiver and/or expense reimbursement agreement may not be terminated before October 31, 2018. Fees waived and expenses borne by the Adviser are subject to reimbursement until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne. No reimbursement payment will be made that would cause a Fund's total annualized operating expenses to exceed the amounts listed above. For the fiscal year and period of the Fund ended June 30, 2017 and June 30, 2016, the Adviser received from the Fund advisory fees of $0 and $0 (net of $403,707 and $309,933, respectively, which was waived by the Adviser pursuant to the expense limitation agreement), respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $1,016 and $13 for the fiscal year ended June 30, 2017 and June 30, 2016, respectively.

            Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Board at its meetings held on May 2-4, 2017.

CONCENTRATED INTERNATIONAL GROWTH

            For its services under the terms of the Advisory Agreement, the Adviser receives a monthly fee at an annualized rate of 0.85% of the Fund's average daily net assets. The Adviser has contractually agreed to waive its fee and bear certain expenses so that total expenses (excluding Acquired Fund Fees and Expenses other than the advisory fees of any AB Fund in which the Fund may invest, interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses) do not exceed on an annual basis 1.30%, 2.05%, 1.55%, 1.30%, 1.05%, 1.05% and 1.05% of average daily net assets, respectively, for Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares. This fee waiver and/or expense reimbursement agreement may not be terminated before October 31, 2018. Fees waived and expenses borne by the Adviser are subject to reimbursement until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed the amounts listed above. For the fiscal years ended June 30, 2017 and June 30, 2016, the Adviser received from the Fund advisory fees of $0 (net of $264,793, which was waived by the Adviser pursuant to the expense limitation agreement) and $0 (net of $228,495, which was waived by the Adviser pursuant to the expense limitation agreement), respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $978 and $4 for the fiscal years ended June 30, 2017 and June 30, 2016, respectively.

            Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Board at its meetings held on May 2-4, 2017.


ALL FUNDS


            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AB Bond Fund, Inc., AB Cap Fund, Inc., AB Corporate Shares, AB Core Opportunities Fund, Inc., AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB Government Exchange Reserves, AB High Income Fund, Inc., AB Institutional Funds, Inc., AB International Growth Fund, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Relative Value Fund, Inc., AB Sustainable Global Thematic Fund, Inc., AB Trust, AB Unconstrained Bond Fund, Inc., AB Variable Products Series Fund, Inc., Bernstein Fund, Inc. Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc. and The AB Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AB Multi-Manager Alternative Fund, AllianceBernstein National Municipal Income Fund, Inc. and Alliance California Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AB Fund Complex", while all of these investment companies, except Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc., and AB Multi-Manager Alternative Fund, are referred to collectively below as the "AB Funds".


Board of Directors Information
------------------------------

            The Boards are comprised of the same Directors for all Funds. Certain information concerning the Directors is set forth below.


                                                                 OTHER PUBLIC
                                                    PORTFOLIOS   COMPANY
                           PRINCIPAL                IN AB FUND   DIRECTORSHIPS
                           OCCUPATION(S)            COMPLEX      CURRENTLY
NAME, ADDRESS,*            DURING PAST              OVERSEEN     HELD BY
AGE AND                    FIVE YEARS AND           BY TRUSTEE   TRUSTEE OR
(YEAR ELECTED**)           OTHER INFORMATION        OR DIRECTOR  DIRECTOR
----------------           -----------------        -----------  -------------

INDEPENDENT DIRECTORS


Marshall C. Turner,        Private investor since      98        Xilinx, Inc.
Jr.,+                      prior to 2012. Former                 (programmable
Chairman of the Board      Chairman and CEO of                   logic semi-
76                         Dupont Photomasks, Inc.               conductors)
(1992 - Sustainable        (components of                        since 2007
Global Thematic)           semi-conductor
(2005 - Growth Fund,       manufacturing). He has
Large Cap Growth,          extensive operating
Discovery Growth,          leadership and venture
Small Cap Growth,          capital investing
International Growth)      experience, including
(2011 - Select US          five interim or
Equity, Select US          full-time CEO roles,
Long/Short)                and prior service as
(2014 - Concentrated       general partner of
Growth, Global Core        institutional venture
Equity, Concentrated       capital partnerships.
International Growth)      He also has extensive
(2015 - International      non-profit board
Strategic Core)            leadership experience,
                           and currently serves on
                           the boards of two
                           education and
                           science-related
                           non-profit
                           organizations. He has
                           served as a director of
                           one AB Fund since 1992,
                           and director or trustee
                           of multiple AB Funds
                           since 2005. He has
                           been Chairman of the AB
                           Funds since January
                           2014, and the Chairman
                           of the Independent
                           Directors Committees of
                           such AB Funds since
                           February 2014.

John H. Dobkin,+           Independent Consultant      97        None
75                         since prior to 2012.
(1992 - Large Cap          Formerly, President of
Growth, Discovery          Save Venice, Inc.
Growth)                    (preservation
(1994 - Small Cap          organization) from
Growth, International      2001-2002, Senior
Growth)                    Advisor from June
(1999 - Growth Fund)       1999-June 2000 and
(2005 - Sustainable        President of Historic
Global Thematic)           Hudson Valley (historic
(2011 - Select US          preservation) from
Equity, Select US          December 1989-May 1999.
Long/Short)                Previously, Director of
(2014 - Concentrated       the National Academy of
Growth, Global Core        Design. He has served
Equity, Concentrated       as a director or
International Growth)      trustee of various AB
(2015 - International      Funds since 1992 and as
Strategic Core)            Chairman of the Audit
                           Committees of a number
                           of such AB Funds from
                           2001-2008.

Michael J. Downey,+        Private Investor since      98        The Asia
73                         prior to 2012.                        Pacific Fund,
(2005 - Growth Fund,       Formerly, managing                    Inc.(registered
Large Cap Growth,          partner of Lexington                  investment
Discovery Growth,          Capital, LLC                          company) since
Small Cap Growth,          (investment advisory                  prior to 2012
Sustainable Global         firm) from December
Thematic, International    1997 until December
Growth)                    2003. He served as a
(2011 - Select US          Director of Prospect
Equity, Select US          Acquisition Corp.
Long/Short)                (financial services)
(2014 - Concentrated       from 2007 until 2009.
Growth,                    From 1987 until 1993,
Global Core Equity,        Chairman and CEO of
Concentrated               Prudential Mutual Fund
International Growth)      Management, director of
(2015 - International      the Prudential mutual
Strategic Core)            funds, and member of
                           the Executive Committee
                           of Prudential
                           Securities Inc. He has
                           served as a director or
                           trustee of the AB Funds
                           since 2005 and is a
                           director and chairman
                           of one other registered
                           investment company.

William H. Foulk, Jr.,+    Investment Adviser and         98     None
85                         an Independent
(1992 - Large Cap          Consultant since prior
Growth, Discovery          to 2012. Previously,
Growth, Small Cap          he was Senior Manager
Growth, Sustainable        of Barrett Associates,
Global Thematic)           Inc., a registered
(1994 - International      investment adviser. He
Growth)                    was formerly Deputy
(1998 - Growth Fund)       Comptroller and Chief
(2011 - Select US          Investment Officer of
Equity, Select US          the State of New York
Long/Short)                and, prior thereto,
(2014 - Concentrated       Chief Investment
Growth, Global Core        Officer of the New York
Equity, Concentrated       Bank for Savings. He
International Growth)      has served as a
(2015 - International      director or trustee of
Strategic Core)            various AB Funds since
                           1983, and was Chairman
                           of the Independent
                           Directors Committees of
                           the AB Funds from 2003
                           to early February 2014.
                           He served as Chairman
                           of such AB Funds from
                           2003 through December
                           2013. He is also active
                           in a number of mutual
                           fund related
                           organizations and
                           committees.

D. James Guzy,+            Chairman of the Board           95    None
81                         of SRC Computers, Inc.
(1982 - Sustainable        (semi-conductors), with
Global Thematic)           which he has been
(2005 - Growth Fund,       associated since prior
Large Cap                  to 2012. He served as
Growth, Discovery          Chairman of the Board
Growth,                    of PLX Technology
Small Cap Growth,          (semi-conductors),
International Growth)      since prior to 2012
(2011 - Select US          until November 2013. He
Equity, Select US          was a director of Intel
Long/Short)                Corporation
(2014 - Concentrated       (semi-conductors) from
Growth, Global Core        1969 until 2008, and
Equity, Concentrated       served as Chairman of
International Growth)      the Finance Committee
(2015 - International      of such company for
Strategic Core)            several years until May
                           2008. He has served as
                           a director or trustee
                           of one or more of the
                           AB Funds since 1982.

Nancy P. Jacklin,+         Private Investor since           98   None
69                         prior to 2012.
(2006 - Growth Fund,       Professorial Lecturer
Large Cap Growth,          at the Johns Hopkins
Discovery Growth,          School of Advanced
Small Cap Growth,          International Studies
Sustainable Global         (2008-2015).  U.S.
Thematic, International    Executive Director of
Growth)                    the International
(2011 - Select US          Monetary Fund (which is
Equity, Select US          responsible for
Long/Short)                ensuring the stability
(2014 - Concentrated       of the international
Growth, Global Core        monetary system)
Equity, Concentrated       (December 2002-May
International Growth)      2006); Partner,
(2015 - International      Clifford Chance
Strategic Core)            (1992-2002); Sector
                           Counsel, International
                           Banking and Finance,
                           and Associate General
                           Counsel, Citicorp
                           (1985-1992); Assistant
                           General Counsel
                           (International),
                           Federal Reserve Board
                           of Governors
                           (1982-1985); and
                           Attorney Advisor, U.S.
                           Department of the
                           Treasury (1973-1982).
                           Member of the Bar of
                           the District of
                           Columbia and of New
                           York; and member of the
                           Council on Foreign
                           Relations. She has
                           served as a director or
                           trustee of the AB Funds
                           since 2006 and has been
                           Chairman of the
                           Governance and
                           Nominating Committees
                           of the AB Funds since
                           August 2014.

Carol C. McMullen,+        Managing Director of             98   None
62                         Slalom Consulting
(2016)                     (consulting) since
                           2014, private investor
                           and member of the
                           Partners Healthcare
                           Investment Committee.
                           Formerly, Director of
                           Norfolk & Dedham Group
                           (mutual property and
                           casualty insurance)
                           from 2011 until
                           November 2016; Director
                           of Partners Community
                           Physicians Organization
                           (healthcare) from 2014
                           until December 2016;
                           and Managing Director
                           of The Crossland Group
                           (consulting) from 2012
                           until 2013. She has
                           held a number of senior
                           positions in the asset
                           and wealth management
                           industries, including
                           at Eastern Bank (where
                           her roles included
                           President of Eastern
                           Wealth Management),
                           Thomson Financial
                           (Global Head of Sales
                           for Investment
                           Management), and Putnam
                           Investments (where her
                           roles included Head of
                           Global Investment
                           Research). She has
                           served on a number of
                           private company and
                           nonprofit boards, and
                           as a director or
                           trustee of the AB Funds
                           since June 2016.

Garry L. Moody,+           Independent Consultant.          98   None
65                         Formerly, Partner,
(2008 - Growth Fund,       Deloitte & Touche LLP
Large Cap Growth,          (1995-2008) where he
Discovery Growth,          held a number of senior
Small Cap Growth,          positions, including
Sustainable Global         Vice Chairman, and U.S.
Thematic, International    and Global Investment
Growth)                    Management Practice
(2011 - Select US          Managing Partner;
Equity, Select US          President, Fidelity
Long/Short)                Accounting and Custody
(2014 - Concentrated       Services Company
Growth, Global Core        (1993-1995), where he
Equity, Concentrated       was responsible for
International Growth)      accounting, pricing,
(2015 - International      custody and reporting
Strategic Core)            for the Fidelity mutual
                           funds; and Partner,
                           Ernst & Young LLP
                           (1975-1993), where he
                           served as the National
                           Director of Mutual Fund
                           Tax Services and
                           Managing Partner of its
                           Chicago Office Tax
                           department. He is a
                           member of the Trustee
                           Advisory Board of
                           BoardIQ, a biweekly
                           publication focused on
                           issues and news
                           affecting directors of
                           mutual funds. He has
                           served as a director or
                           trustee, and as
                           Chairman of the Audit
                           Committees of the AB
                           Funds since 2008.

Earl D. Weiner,+           Of Counsel, and Partner         98    None
78                         prior to January 2007,
(2007 - Growth Fund,       of the law firm
Large Cap Growth,          Sullivan & Cromwell LLP
Discovery Growth,          and is a former member
Small Cap Growth,          of the ABA Federal
Sustainable Global         Regulation of
Thematic, International    Securities Committee
Growth)                    Task Force to draft
(2011 - Select US          editions of the Fund
Equity, Select US          Director's Guidebook.
Long/Short)                He also serves as a
(2014 - Concentrated       director or trustee of
Growth, Global Core        various non-profit
Equity, Concentrated       organizations and has
International Growth)      served as Chairman or
(2015 - International      Vice Chairman of a
Strategic Core)            number of them. He has
                           served as a director or
                           trustee of the AB Funds
                           since 2007 and served
                           as Chairman of the
                           Governance and
                           Nominating Committees
                           of the AB Funds from
                           2007 until August 2014.


INTERESTED DIRECTOR


Robert M. Keith,#          Senior Vice President           98    None
57                         of the Adviser and the
(2010 - Growth Fund,       head of
Large Cap Growth,          AllianceBernstein
Discovery Growth,          Investments, Inc.
Small Cap Growth,          ("ABI")## since July
Sustainable Global         2008; Director of ABI
Thematic, International    and President of the AB
Growth)                    Mutual Funds. Previously,
(2011 - Select US          he served as Executive
Equity, Select US          Managing Director of ABI
Long/Short)                from December 2006 to June
(2014 - Concentrated       2008. Prior to joining
Growth, Global Core        ABI in 2006, Executive
Equity, Concentrated       Managing Director of
International Growth)      Bernstein Global Wealth
(2015 - International      Management, and prior
Strategic Core)            thereto, Senior
                           Managing Director and
                           Global Head of Client
                           Service and Sales of
                           the Adviser's
                           institutional
                           investment management
                           business since 2004.
                           Prior thereto, he was
                           Managing Director and
                           Head of North American
                           Client Service and
                           Sales in the Adviser's
                           institutional
                           investment management
                           business, with which he
                           had been associated
                           since prior to 2004.




---------------


*    The address for each of the Fund's Directors is c/o AllianceBernstein L.P.,
     Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**   There is no stated term of office for the Funds' Directors.
+ Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
# Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the 1940 Act, of the Funds because of his affiliation with the Adviser.
##   The Adviser and ABI are affiliates of the Funds.

            In addition to the public company directorships currently held by the Directors set forth in the table above, Mr. Turner was a director of SunEdison, Inc. (solar materials and power plants) since prior to 2012 until July 2014, Mr. Downey was a director of The Merger Fund (a registered investment company) since prior to 2012 until 2013, Mr. Guzy served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013, and Mr. Moody was a director of Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 until January 2014.


            The business and affairs of each Fund are overseen by the Board. Directors who are not "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors". Certain information concerning the Fund's governance structure and each Director is set forth below.

            Experience, Skills, Attributes and Qualifications of the Funds' Directors. The Governance and Nominating Committee of each Fund's Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

            Each Fund's Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board of each Fund has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

            In determining that a particular Director was and continues to be qualified to serve as a Director, each Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, each Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as trustee or director of the Fund, is provided in the table above and in the next paragraph.

            Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AB Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committees of many of the AB Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), has served as Chairman of the Independent Directors Committees from 2003 until early February 2014, served as Chairman of the AB Funds from 2003 through December 2013, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), and as a financial services lawyer in private practice, and has served as Chairman of the Governance and Nominating Committees of the AB Funds since August 2014; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds; Ms. McMullen has experience as a management consultant and as a director of various private companies and nonprofit organizations, as well as extensive asset management experience at a number of companies, including as an executive in the areas of portfolio management, research, and sales and marketing; Mr. Moody has experience as an certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of both the governing council of an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, and has served as a director or trustee and Chairman of the Audit Committees of the AB Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and Chairman of the Independent Directors Committees of such Funds since February 2014; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as director or trustee of various non-profit organizations and Chairman or Vice Chairman of a number of them, and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.


            Board Structure and Oversight Function. Each Fund's Board is responsible for oversight of that Fund. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. Each Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of that Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. Each Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, each Board has established three standing committees - the Audit, Governance and Nominating and Independent Directors Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may, from time to time, engage consultants and other advisors, to assist them in performing their oversight responsibilities.


            An Independent Director serves as Chairman of each Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that a Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, each Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

            Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to a Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. Each Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

            Risk oversight forms part of a Board's general oversight of a Fund's investment program and operations and is addressed as part of various regular Board and committee activities. Each Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer and the Global Heads of Investment Risk and Trading Risk of the Adviser), a Fund's Senior Officer (who is also the Fund's Independent Compliance Officer), the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, the Adviser's internal legal counsel, the Adviser's Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.

            Not all risks that may affect a Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund's goals. As a result of the foregoing and other factors a Fund's ability to manage risk is subject to substantial limitations.

            Board Committees. Each Fund's Board has three standing committees-- an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.


            The function of the Audit Committee is to assist the Boards in their oversight of each Fund's accounting and financial reporting policies and practices. The Audit Committee of Growth Fund, Large Cap Growth, Concentrated Growth, Discovery Growth, Small Cap Growth, Select US Equity, Select US Long/Short, Sustainable Global Thematic, International Growth, Global Core Equity, International Strategic Core and Concentrated International Growth each met three times during the Funds' most recently completed fiscal year.

            The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Boards. The Governance and Nominating Committee of Growth Fund, Large Cap Growth, Discovery Growth, Concentrated Growth, , Small Cap Growth, Select US Equity, Select US Long/Short, Sustainable Global Thematic, International Growth, Global Core Equity, International Strategic Core and Concentrated International Growth each met three times during the Funds' most recently completed fiscal year.


            The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by the Fund's current Board members, officers, the Adviser, shareholders and other appropriate sources.

            Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a trustee submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Funds did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

            Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Funds (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Funds; (v) the class or series and number of all shares of a fund of the Funds owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds' record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

            The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

            The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Funds, and the candidate's ability to qualify as an Independent Director or Trustee. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board.


            The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee of Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth, and Sustainable Global Thematic each met seven times during the Funds' most recently completed fiscal year. The Independent Directors Committee of International Growth, Global Core Equity, Select US Equity, Select US Long/Short, Concentrated Growth, International Strategic Core and Concentrated International Growth each met seven times during the Funds' most recently completed fiscal year.


            The dollar range of each Fund's securities owned by each Director or Trustee and the aggregate dollar range of securities of funds in the AB Fund Complex owned by each Director are set forth below.


                        DOLLAR RANGE        DOLLAR RANGE       DOLLAR RANGE
                        OF EQUITY           OF EQUITY          OF EQUITY
                        SECURITIES IN       SECURITIES IN      SECURITIES IN
                        GROWTH              LARGE CAP          CONCENTRATED
                        FUND AS OF          GROWTH AS OF       GROWTH AS OF
                        DECEMBER 31, 2016   DECEMBER 31, 2016  DECEMBER 31, 2016
                        -----------------   -----------------  -----------------

John H. Dobkin            None              $10,001-$50,000    None
Michael J. Downey         None              None               None
William H. Foulk, Jr.     $10,001-$50,000   $50,001-$100,000   None
D. James Guzy             None              None               None
Nancy P. Jacklin          None              None               None
Robert M. Keith           None              None               None
Carol C. McMullen         None              None               None
Garry L. Moody            None              $10,001-$50,000    $10,001-$50,000
Marshall C. Turner, Jr.   None              None               $10,001-$50,000
Earl D. Weiner            None              $10,001-$50,000    None


                        DOLLAR RANGE        DOLLAR RANGE       DOLLAR RANGE
                        OF EQUITY           OF EQUITY          OF EQUITY
                        SECURITIES IN       SECURITIES IN      SECURITIES IN
                        DISCOVERY           SMALL CAP          SELECT US
                        GROWTH AS OF        GROWTH AS OF       EQUITY AS OF
                        DECEMBER 31, 2016   DECEMBER 31, 2016  DECEMBER 31, 2016
                        -----------------   ---------------    ----------------

John H. Dobkin           Over $100,000      $10,001-$50,000     None
Michael J. Downey        $50,001-$100,000   None                None
William H. Foulk, Jr.    $10,001-$50,000    $10,001-$50,000     None
D. James Guzy            None               None                None
Nancy P. Jacklin         $10,001-$50,000    None                $10,001-$50,000
Robert M. Keith          None               None                None
Carol C. McMullen        None               None                None
Garry L. Moody           Over $100,000      None                Over $100,000
Marshall C. Turner, Jr.  $50,001-$100,000   $10,001-$50,000     $10,001-$50,000
Earl D. Weiner           $10,001-$50,000    None                None


                        DOLLAR RANGE       DOLLAR RANGE       DOLLAR RANGE
                        OF EQUITY          OF EQUITY          OF EQUITY
                        SECURITIES IN      SECURITIES IN      SECURITIES IN
                        SELECT US          INTERNATIONAL      SUSTAINABLE GLOBAL
                        LONG/SHORT AS OF   GROWTH AS OF       THEMATIC AS OF
                        DECEMBER 31, 2016  DECEMBER 31, 2016  DECEMBER 31, 2016
                        -----------------  ----------------   -----------------

John H. Dobkin           None               None               $50,001-$100,000
Michael J. Downey        None               None               $50,001-$100,000
William H. Foulk, Jr.    None               $10,001-$50,000    $10,001-$50,000
D. James Guzy            None               None               None
Nancy P. Jacklin         None               None               None
Robert M. Keith          None               None               None
Carol C. McMullen        None               None               None
Garry L. Moody           $10,001-$50,000    None               $10,001-$50,000
Marshall C. Turner, Jr.  $50,001-$100,000   None               None
Earl D. Weiner           None               $10,001-$50,000    None

                                            DOLLAR RANGE       DOLLAR RANGE
                        DOLLAR RANGE        OF EQUITY          OF EQUITY
                        OF EQUITY           SECURITIES IN      SECURITIES IN
                        SECURITIES IN       INTERNATIONAL      CONCENTRATED
                        GLOBAL CORE         STRATEGIC CORE     INTERNATIONAL
                        EQUITY AS OF        AS OF              GROWTH AS OF
                        DECEMBER 31, 2016   DECEMBER 31, 2016  DECEMBER 31, 2016
                        -----------------   -----------------  -----------------

John H. Dobkin           None                None              None
Michael J. Downey        None                None              None
William H. Foulk, Jr.    None                None              None
D. James Guzy            None                None              None
Nancy P. Jacklin         None                None              None
Robert M. Keith          None                None              None
Carol C. McMullen        None                None              None
Garry L. Moody           None                None              None
Marshall C. Turner, Jr.  None                None              None
Earl D. Weiner           None                None              None

                            AGGREGATE DOLLAR
                            RANGE OF EQUITY
                            SECURITIES IN THE AB
                            FUND COMPLEX AS OF
                            DECEMBER 31, 2016
                            -----------------------

John H. Dobkin              Over $100,000
Michael J. Downey           Over $100,000
William H. Foulk, Jr.       Over $100,000
D. James Guzy               Over $100,000
Nancy P. Jacklin            Over $100,000
Robert M. Keith             None
Carol C. McMullen           Over $100,000
Garry L. Moody              Over $100,000
Marshall C. Turner, Jr.     Over $100,000
Earl D. Weiner              Over $100,000


Officer Information
-------------------

            Certain information concerning each Fund's officers is set forth below.

NAME, ADDRESS,*            POSITION(S)          PRINCIPAL OCCUPATION
AND AGE                    HELD WITH FUND       DURING PAST FIVE YEARS
---------------            --------------       ----------------------

All Funds
---------

Robert M. Keith,           President and Chief    See biography above.
57                         Executive Officer


Philip L. Kirstein,        Senior Vice            Senior Vice President and
72                         President and          Independent Compliance
                           Independent            Officer of the AB Funds,
                           Compliance Officer     with which he has been
                                                  associated since 2004.
                                                  Prior thereto, he was Of
                                                  Counsel to Kirkpatrick &
                                                  Lockhart, LLP from October
                                                  2003 to October 2004, and
                                                  General Counsel of Merrill
                                                  Lynch Investment Managers,
                                                  L.P. since prior to March
                                                  2003.

Emilie D. Wrapp,           Secretary/Clerk        Senior Vice President,
61                                                Assistant General Counsel
                                                  and Assistant Secretary of
                                                  ABI,** with which she has
                                                  been associated since
                                                  prior to 2012.

Joseph J. Mantineo,        Treasurer and Chief    Senior Vice President of
58                         Financial Officer      ABIS,** with which he has
                                                  been associated since
                                                  prior to 2012.

Vincent S. Noto,           Chief Compliance       Senior Vice President
52                         Officer                since 2015 and Mutual Fund
                                                  Chief Compliance Officer
                                                  of the Adviser** since
                                                  2014. Prior thereto, he
                                                  was Vice President and
                                                  Director of Mutual Fund
                                                  Compliance of the
                                                  Adviser** since prior to
                                                  2012.


Other Officers
--------------

Growth Fund
-----------


Bruce K. Aronow,           Vice President         Senior Vice President of
51                                                the Adviser,** with which
                                                  he has been associated
                                                  since prior to 2012.

Frank V. Caruso,           Vice President         Senior Vice President of
61                                                the Adviser,** with which
                                                  he has been associated
                                                  since prior to 2012.

John H. Fogarty,           Vice President         Senior Vice President of
47                                                the Adviser,** with which
                                                  he has been associated
                                                  since prior to 2012.

Phyllis J. Clarke,         Controller and         Vice President of ABIS,**
56                         Chief Accounting       with which she has been
                           Officer                associated since prior to
                                                  2012.


Large Cap Growth
----------------


Frank V. Caruso,           Vice President         See above.
61


Vincent C. Dupont,         Vice President         Senior Vice President of
55                                                the Adviser,** with which
                                                  he has been associated
                                                  since prior to 2012.

John H. Fogarty,           Vice President         See above.
47

Karen A. Sesin,            Vice President         Senior Vice President of
58                                                the Adviser,** with which
                                                  she has been associated
                                                  since prior to 2012.

Phyllis J. Clarke,         Controller             See above.
56


Concentrated Growth
-------------------


James Tierney, Jr.,        Vice President         Senior Vice President,
50                                                Chief Investment Officer
                                                  of Concentrated U.S.
                                                  Growth and Portfolio
                                                  Manager of the Adviser**,
                                                  with which he has been
                                                  associated since December
                                                  2013. Prior thereto, he
                                                  was Chief Investment
                                                  Officer of W.P. Stewart
                                                  and Co. Ltd. ("WPS")
                                                  (2010-2013) and Portfolio
                                                  Manager/Analyst and Senior
                                                  Vice President of WPS
                                                  since prior to 2012.

Phyllis J. Clarke,         Controller             See above.
56


Discovery Growth
----------------


Bruce K. Aronow,           Vice President         See above.
51

N. Kumar Kirpalani,        Vice President         Senior Vice President of
63                                                the Adviser,** with which
                                                  he has been associated
                                                  since prior to 2012.

Samantha S. Lau,           Vice President         Senior Vice President of
45                                                the Adviser,** with which
                                                  she has been associated
                                                  since prior to 2012.

Wen-Tse Tseng,             Vice President         Senior Vice President of
51                                                the Adviser,** with which
                                                  he has been associated
                                                  since prior to 2012.

Stephen M. Woetzel,        Controller             Vice President of ABIS,**
45                                                with which he has been
                                                  associated since prior to
                                                  2012.



Small Cap Growth
----------------


Bruce K. Aronow,           Vice President         See above.
51

N. Kumar Kirpalani,        Vice President         See above.
63

Samantha S. Lau,           Vice President         See above.
45

Wen-Tse Tseng,             Vice President         See above.
51

Phyllis J. Clarke,         Controller             See above.
56


Select US Equity
----------------


Kurt A. Feuerman,          Vice President         Senior Vice President and
61                                                Chief Investment Officer,
                                                  Select US Equity
                                                  Portfolios of the
                                                  Adviser,** with which he
                                                  has been associated since
                                                  prior to 2012.

Anthony Nappo,             Vice President         Senior Vice President,
45                                                Portfolio Manager and
                                                  Co-Chief Investment
                                                  Officer - Select US Equity
                                                  Portfolios of the
                                                  Adviser** since June 2015,
                                                  and Research Analyst on
                                                  the Select Equity
                                                  Portfolio Investment Team
                                                  since prior to 2012.

Phyllis J. Clarke,         Controller             See above.
56


Select US Long/Short
--------------------


Kurt A. Feuerman,          Vice President         See above.
61


Anthony Nappo,             Vice President         See above.
45

Phyllis J. Clarke,         Controller             See above.
56


Sustainable Global
Thematic
-----------------


Daniel C. Roarty,          Vice President         Senior Vice President of
45                                                the Adviser,** with which
                                                  he has been associated
                                                  since prior to 2012. He is
                                                  also Chief Investment Officer
                                                  of Thematic and Sustainable
                                                  Equities.

Phyllis J. Clarke,         Controller             See above.
56


International Growth
--------------------


Daniel C. Roarty,          Vice President         See above.
45


Phyllis J. Clarke,         Controller             See above.
56


Global Core Equity
------------------


David Dalgas,              Vice President         Senior Vice President of
46                                                the Adviser** since 2014
                                                  and Chief Investment
                                                  Officer, Global Core
                                                  Equity.  Previously, he
                                                  served as Head of Equities
                                                  and Chief Investment
                                                  Officer of CPH Capital
                                                  Fondsmaeglerselskab A/S
                                                  ("CPH Capital") since
                                                  prior to 2012.

Klaus Ingemann,            Vice President         Senior Vice President and
43                                                Senior Research
                                                  Analyst/Portfolio Manager
                                                  of the Adviser** since
                                                  2014. Previously, he was
                                                  an executive member of the
                                                  Investment Board of CPH
                                                  Capital since prior to
                                                  2012.

Phyllis J. Clarke,         Controller             See above.
56


International Strategic
Core
-----------------------


Kent Hargis,               Vice President         Senior Vice President,
49                                                Portfolio Manager of
                                                  Strategic Core Equities
                                                  and Head of Quantitative
                                                  Research--Equities of the
                                                  Adviser**, with which he
                                                  has been associated since
                                                  prior to 2012.

Sammy Suzuki,              Vice President         Senior Vice President,
46                                                Portfolio Manager of
                                                  Strategic Core Equities of
                                                  the Adviser** since 2015.
                                                  Previously, he was
                                                  Director of Research,
                                                  Emerging Markets Value
                                                  Equities since prior to
                                                  2012 until 2015.

Phyllis J. Clarke,         Controller             See above.
56

Concentrated
International Growth
--------------------

Dev Chakrabarti,           Vice President         Senior Vice President of
40                                                the Adviser** and
                                                  Portfolio Manager and
                                                  Senior Research Analyst
                                                  for Concentrated Global
                                                  Growth. Prior to joining
                                                  the Adviser in December
                                                  2013, he was a portfolio
                                                  manager/analyst on the
                                                  global equity research and
                                                  portfolio-management team
                                                  at WPS Advisors since
                                                  prior to 2012.

Mark Phelps,               Vice President         Senior Vice President and
57                                                Chief Investment Officer
                                                  of Concentrated Global
                                                  Growth of the Adviser,**
                                                  with which he has been
                                                  associated since December
                                                  2013. Prior thereto, he
                                                  was president and managing
                                                  director of Global
                                                  Investments at WPS from
                                                  2008 to June 2013; he also
                                                  served as WPS's chief
                                                  executive officer since
                                                  prior to 2012.

Phyllis J. Clarke,         Controller             See above.
56


-------------------
* The address for each of the Funds' Officers is 1345 Avenue of the Americas, New York, NY 10105.
**   The Adviser, ABI and ABIS are affiliates of the Funds.


            The Funds do not pay any fees to, or reimburse expenses of, their Directors who are considered an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. The aggregate compensation paid to each of the Directors by each Fund for the fiscal year ended June 30, 2017 or July 31, 2017, as applicable, the aggregate compensation paid to each of the Directors during calendar year 2016 by the AB Fund Complex and the total number of registered investment companies (and separate investment portfolios within the companies) in the AB Fund Complex with respect to which each of the Directors serves as a director, are set forth below. Neither the Funds nor any other registered investment company in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director of one or more other registered investment companies in the AB Fund Complex.


                                                             Aggregate
                           Aggregate       Aggregate         Compensation     Aggregate
                           Compensation    Compensation      from             Compensation
Name of Trustee or         from            from Large        Concentrated     from Discovery
Director                   Growth Fund     Cap Growth        Growth           Growth
------------------         -----------     ----------        ------------     --------------
John H. Dobkin             $2,742          $2,742            $2,742           $2,742
Michael J. Downey          $2,734          $2,734            $2,734           $2,734
William H. Foulk, Jr.      $2,734          $2,734            $2,734           $2,734
D. James Guzy              $2,758          $2,758            $2,758           $2,758
Nancy P. Jacklin           $2,917          $2,917            $2,917           $2,917
Robert M. Keith            $    0          $    0            $    0           $    0
Carol C. McMullen          $2,734          $2,734            $2,734           $2,734
Garry L. Moody             $3,094          $3,094            $3,094           $3,094
Marshall C. Turner, Jr.    $4,605          $4,605            $4,605           $4,605
Earl D. Weiner             $2,734          $2,734            $2,734           $2,734

                                                             Aggregate
                           Aggregate       Aggregate         Compensation     Aggregate
                           Compensation    Compensation      from             Compensation
Name of Trustee or         from Small      from Sustainable  International    from Global
Director                   Cap Growth      Global Thematic   Growth           Core Equity
------------------         ----------      ---------------   -------------    -----------
John H. Dobkin             $2,742          $2,742            $2,742           $2,742
Michael J. Downey          $2,734          $2,734            $2,734           $2,734
William H. Foulk, Jr.      $2,734          $2,734            $2,734           $2,734
D. James Guzy              $2,758          $2,758            $2,758           $2,758
Nancy P. Jacklin           $2,917          $2,916            $2,917           $2,917
Robert M. Keith            $    0          $    0            $    0           $    0
Carol C. McMullen          $2,734          $2,734            $2,783           $2,783
Garry L. Moody             $3,094          $3,095            $3,094           $3,095
Marshall C. Turner, Jr.    $4,605          $4,605            $4,605           $4,605
Earl D. Weiner             $2,734          $2,734            $2,734           $2,734

                                                                              Aggregate
                                                             Aggregate        Compensation
                           Aggregate       Aggregate         Compensation     from
                           Compensation    Compensation      from             Concentrated
Name of Trustee or         from Select     from Select       International    International
Director                   US Equity       US Long/Short     Strategic Core   Growth
------------------         -------------   -------------     --------------   ------
John H. Dobkin             $2,742          $2,742            $2,742           $2,742
Michael J. Downey          $2,734          $2,734            $2,734           $2,734
William H. Foulk, Jr.      $2,734          $2,734            $2,734           $2,734
D. James Guzy              $2,758          $2,758            $2,758           $2,758
Nancy P. Jacklin           $2,917          $2,917            $2,917           $2,917
Robert M. Keith            $    0          $    0            $    0           $    0
Carol C. McMullen          $2,783          $2,783            $2,783           $2,783
Garry L. Moody             $3,094          $3,094            $3,095           $3,094
Marshall C. Turner, Jr.    $4,605          $4,605            $4,605           $4,605
Earl D. Weiner             $2,734          $2,734            $2,734           $2,734

                                             Total Number
                                             of Registered     Total Number
                                             Investment        of Investment
                                             Companies in      Portfolios within
                                             the AB Fund       the AB Fund
                                             Complex,          Complex,
                           Total             including the     including the
                           Compensation      Fund, as to       Fund, as to
                           from the          which the         which the
                           AB Fund           Trustee or        Trustee or
                           Complex,          Director is a     Director is a
Name of Trustee            including         Director or       Director or
or Director                the Funds         Trustee           Trustee
---------------            -----------       -------------     -----------------


John H. Dobkin             $285,000               26                 97
Michael J. Downey          $285,000               27                 98
William H. Foulk, Jr.      $285,000               27                 98
D. James Guzy              $285,000               24                 95
Nancy P. Jacklin           $303,000               27                 98
Robert M. Keith            $      0               27                 98
Carol C. McMullen*         $147,816               27                 98
Garry L. Moody             $320,000               27                 98
Marshall C. Turner, Jr.    $480,000               27                 98
Earl D. Weiner             $285,000               27                 98


---------------------------------
* Ms. McMullen was elected as a Director of the Funds effective June 22, 2016.


            As of October 2, 2017, the Directors and officers of each of the Funds, as a group owned less than 1% of the shares of each Fund.


Additional Information About the Funds' Portfolio Managers
----------------------------------------------------------

GROWTH FUND
-----------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Growth Investment Team. Bruce K. Aronow, Frank V. Caruso and John H. Fogarty are the investment professionals(1) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

----------------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2017 are set forth below.


                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND


                    Bruce K. Aronow            $100,001-$500,000
                    Frank V. Caruso                  None
                    John H. Fogarty             $10,001-$50,000

            As of July 31, 2017, employees of the Adviser had approximately $1,237,196 invested in shares of the Fund and approximately $57,002,321 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2017.


--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------


Bruce K. Aronow          17          $5,082,000,000      None          None
Frank V. Caruso          23          $9,653,000,000      None          None
John H. Fogarty          22          $9,173,000,000      None          None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------


Bruce K. Aronow         23             $259,000,000      None           None
Frank V. Caruso          5             $215,000,000      None           None
John H. Fogarty         14           $3,332,000,000      None           None


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets of  Accounts       Accounts
                   Other           Other            Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------


Bruce K. Aronow           25        $2,957,000,000      2          $497,000,000
Frank V. Caruso       25,833       $15,176,000,000     None            None
John H. Fogarty        2,964        $2,224,000,000     None            None


LARGE CAP GROWTH
----------------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's U.S. Large Cap Growth Investment Team. Frank
V. Caruso, Vincent C. Dupont, John H. Fogarty and Karen A. Sesin are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.


            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2017 are set forth below.


                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND


             Frank V. Caruso                        $50,001-$100,000
             Vincent C. Dupont                            None
             John H. Fogarty                              None
             Karen A. Sesin                         $100,001-$500,000

            As of July 31, 2017, employees of the Adviser had approximately $933,094 invested in shares of the Fund and approximately $57,002,321 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2017.


--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------


Frank V. Caruso         24           $10,420,000,000      None          None
Vincent C. Dupont        6            $1,896,000,000      None          None
John H. Fogarty         22            $4,930,000,000      None          None
Karen A. Sesin           4            $1,062,000,000      None          None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------


Frank V. Caruso          5             $215,000,000      None          None
Vincent C. Dupont       13           $2,901,000,000      None          None
John H. Fogarty         14           $3,332,000,000      None          None
Karen A. Sesin          13           $2,901,000,000      None          None


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets of  Accounts       Accounts
                   Other           Other            Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------


Frank V. Caruso      25,833        $15,176,000,000      None           None
Vincent C. Dupont     2,956         $1,436,000,000      None           None
John H. Fogarty       2,964         $2,224,000,000      None           None
Karen A. Sesin        2,954         $1,289,000,000      None           None


CONCENTRATED GROWTH
--------------------

            The management of, and investment decisions for, the Fund's portfolio are made by James Tierney. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's Prospectus.


            The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio manager as of June 30, 2017 is set forth below.


                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

             James Tierney                          $500,001-$1,000,000


            As of June 30, 2017, employees of the Adviser had approximately $56,075,597 in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2017.


--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------


James Tierney              17         $648,000,000       None           None




--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------


James Tierney           8            $1,485,000,000      None          None


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets of  Accounts       Accounts
                   Other           Other            Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------


James Tierney         636          $3,254,000,000      None            None



DISCOVERY GROWTH
----------------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Small/Mid Cap Growth Investment Team. Bruce
K. Aronow, N. Kumar Kirpalani, Samantha S. Lau and Wen-Tse Tseng are the investment professionals primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.


            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2017 are set forth below.


                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

               Bruce K. Aronow                             Over $1,000,000
               N. Kumar Kirpalani                        $100,001-$500,000
               Samantha S. Lau                           $100,001-$500,000
               Wen-Tse Tseng                             $100,001-$500,000


            As of July 31, 2017, employees of the Adviser had approximately $1,002,825 invested in shares of the Fund and approximately $57,002,320 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2017.



--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------


Bruce K. Aronow          17          $3,898,000,000       None          None
N. Kumar Kirpalani       15          $3,064,000,000       None          None
Samantha S. Lau          15          $3,064,000,000       None          None
Wen-Tse Tseng            15          $3,064,000,000       None          None



--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------


Bruce K. Aronow          23          $259,000,000        None            None
N. Kumar Kirpalani       19          $259,000,000        None            None
Samantha S. Lau          19          $259,000,000        None            None
Wen-Tse Tseng            19          $259,000,000        None            None


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets of  Accounts       Accounts
                   Other           Other            Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------


Bruce K. Aronow        25          $2,957,000,000       2          $497,000,000
N. Kumar Kirpalani     22          $2,602,000,000       2          $497,000,000
Samantha S. Lau        22          $2,602,000,000       2          $497,000,000
Wen-Tse Tseng          22          $2,602,000,000       2          $497,000,000



SMALL CAP GROWTH
-----------------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Small Cap Growth Investment Team. Bruce K. Aronow, N. Kumar Kirpalani, Samantha S. Lau and Wen-Tse Tseng are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.


            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2017 are set forth below.


                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND


             Bruce K. Aronow                             Over $1,000,000
             N. Kumar Kirpalani                        $100,001-$500,000
             Samantha S. Lau                           $100,001-$500,000
             Wen-Tse Tseng                             $100,001-$500,000

            As of July 31, 2017, employees of the Adviser had approximately $1,765,840 invested in shares of the Fund and approximately $57,002,321 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2017.


--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------


Bruce K. Aronow           17         $4,552,000,000      None           None
N. Kumar Kirpalani        15         $3,718,000,000      None           None
Samantha S. Lau           15         $3,718,000,000      None           None
Wen-Tse Tseng             15         $3,718,000,000      None           None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------


Bruce K. Aronow          23           $259,000,000         None         None
N. Kumar Kirpalani       19           $259,000,000         None         None
Samantha S. Lau          19           $259,000,000         None         None
Wen-Tse Tseng            19           $259,000,000         None         None


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets of  Accounts       Accounts
                   Other           Other            Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------


Bruce K. Aronow        25           $2,957,000,000      2          $497,000,000
N. Kumar Kirpalani     22           $2,602,000,000      2          $497,000,000
Samantha S. Lau        22           $2,602,000,000      2          $497,000,000
Wen-Tse Tseng          22           $2,602,000,000      2          $497,000,000


SELECT US EQUITY
----------------


            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Select Equity Portfolios Investment Team. Kurt A. Feuerman and Anthony Nappo are the investment professionals primarily responsible for the day-to-day management of the Funds' portfolios. For additional information about the portfolio management of the Funds, see "Management of the Funds - Portfolio Managers" in the Funds' Prospectus.

            The dollar range of each Fund's equity securities owned directly or beneficially by the Fund's portfolio manager as of June 30, 2017 are set forth below.


                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

               Kurt A. Feuerman                                 None*
               Anthony Nappo                               $10,001-$50,000

--------
*Mr. Feuerman does not directly or beneficially own shares of the Fund. However, he invests through his foundation in the Select US Equity Limited Partnership, managed by the Adviser. Mr. Feuerman has over $1,000,000 invested in the Select US Equity Partnership.


            As of June 30, 2017, employees of the Adviser had approximately $56,075,597 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2017.


--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------


Kurt A. Feuerman           3           $978,000,000       None           None
Anthony Nappo              3           $978,000,000       None           None



--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------


Kurt A. Feuerman       12             $5,955,000,000      None         None
Anthony Nappo          12             $5,955,000,000      None         None


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets of  Accounts       Accounts
                   Other           Other            Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------


Kurt A. Feuerman          22        $5,070,000,000       8         $745,000,000
Anthony Nappo             22        $5,070,000,000       8         $745,000,000


SELECT US LONG/SHORT
--------------------


            The management of, and investment decisions for, the Fund's portfolios are made by the Adviser's Select Equity Portfolios Investment Team. Kurt A. Feuerman and Anthony Nappo are the investment professionals primarily responsible for the day-to-day management of the Funds' portfolios. For additional information about the portfolio management of the Funds, see "Management of the Funds - Portfolio Managers" in the Funds' Prospectus.

            The dollar range of each Fund's equity securities owned directly or beneficially by the Fund's portfolio manager as of June 30, 2017 are set forth below.


                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND


             Kurt A. Feuerman                                 None*
             Anthony Nappo                              $100,001-$500,000


--------
* Mr. Feuerman does not directly or beneficially own shares of the Fund. However, he invests directly as well as through his foundation in the Select US Long/Short Limited Partnership, managed by the Adviser. Mr. Feuerman has over $1,000,000 invested in the Select US Long/Short Partnership.


            As of June 30, 2017, employees of the Adviser had approximately $56,075,597 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2017.


--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------


Kurt A. Feuerman          3            $343,000,000       None          None
Anthony Nappo             3            $343,000,000       None          None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------


Kurt A. Feuerman         12         $5,955,000,000        None          None
Anthony Nappo            12         $5,955,000,000        None          None



--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets of  Accounts       Accounts
                   Other           Other            Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------


Kurt A. Feuerman         22         $5,070,000,000       8          $745,000,000
Anthony Nappo            22         $5,070,000,000       8          $745,000,000


SUSTAINABLE GLOBAL THEMATIC
---------------------------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Global Growth and Thematic Investment Team. Daniel C. Roarty is the investment professional primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.


            The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio manager as of July 31, 2017 is set forth below.


                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

            Daniel C. Roarty                           $100,001-$500,000


            As of July 31, 2017, employees of the Adviser had approximately $2,377,632 invested in shares of the Fund and approximately $57,002,321 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2017.


--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------


Daniel C. Roarty          32         $5,432,000,000      None           None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------


Daniel C. Roarty          34         $24,782,000,000       1        $108,000,000


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets of  Accounts       Accounts
                   Other           Other            Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------


Daniel C. Roarty       216         $17,318,000,000      None           None


INTERNATIONAL GROWTH
--------------------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Global Growth and Thematic Investment Team. Daniel C. Roarty is the investment professional with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.


            The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio manager as of June 30, 2017 is set forth below.


                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

           Daniel C. Roarty                           $100,001-$500,000


            As of June 30, 2017, employees of the Adviser had approximately $1,105,375 invested in shares of the Fund and approximately $56,075,597 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2017.


--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------


Daniel C. Roarty          30         $6,156,000,000       None          None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------


Daniel C. Roarty         35          $24,212,000,000       1        $104,000,000


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets of  Accounts       Accounts
                   Other           Other            Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------


Daniel C. Roarty       216         $16,968,000,000      None           None


GLOBAL CORE EQUITY
------------------


            The management of, and investment decisions for, the Fund's portfolio are made by its senior investment management team. David Dalgas and Klaus Ingemann are the investment professional primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus. As of June 30, 2017 the Portfolio Managers did not directly or beneficially own any equity securities of the Fund.





            As of June 30, 2017, employees of the Adviser had approximately $56,075,597 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2017.


--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------


David Dalgas              4           $401,000,000        None           None
Klaus Ingemann            4           $401,000,000        None           None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------


David Dalgas            20           $1,529,000,000      None            None
Klaus Ingemann          19           $1,491,000,000      None            None


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets of  Accounts       Accounts
                   Other           Other            Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------


David Dalgas            4          $2,704,000,000        1         $452,000,000
Klaus Ingemann          4          $2,704,000,000        1         $452,000,000


INTERNATIONAL STRATEGIC CORE
----------------------------

            The management of, and investment decisions for, the Fund's portfolio are made by its senior investment management team. Kent Hargis and Sammy Suzuki are the investment professionals primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.


            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of June 30, 2017 are set forth below.


                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND


              Kent Hargis                                $100,001-$500,000
              Sammy Suzuki                               $50,001-$100,000

            As of June 30, 2017, employees of the Adviser had approximately $56,075,597 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2017.


--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------


Kent Hargis              19          $6,567,000,000       None          None
Sammy Suzuki             14          $1,666,000,000       None          None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------


Kent Hargis              25          $1,658,000,000       None          None
Sammy Suzuki             24          $1,516,000,000       None          None


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets of  Accounts       Accounts
                   Other           Other            Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------


Kent Hargis            27,682      $16,264,000,000      None            None
Sammy Suzuki            1,794       $1,458,000,000      None            None



CONCENTRATED INTERNATIONAL GROWTH
---------------------------------

            The management of, and investment decisions for, the Fund's portfolios are made by its senior investment management team. Dev Chakrabarti and Mark Phelps are the investment professionals primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's Prospectus. As of June 30, 2017 the Portfolio Managers did not directly or beneficially own any equity securities of the Fund.

            As of June 30, 2017, employees of the Adviser had approximately $56,075,597 in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies (other than the Fund), other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2017.

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                                                      Registered    Registered
                      Total Number   Total Assets of  Investment    Investment
                      of Registered  Registered       Companies     Companies
                      Investment     Investment       Managed with  Managed with
                      Companies      Companies        Performance-  Performance-
Portfolio Manager     Managed        Managed          based Fees    based Fees
-----------------     -------------  ---------------  ------------  ------------

Dev Chakrabarti          17           $998,000,000        None          None
Mark Phelps              17           $998,000,000        None          None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                                                      Other Pooled  Other Pooled
                    Total Number     Total Assets of  Investment    Investment
                    of Other Pooled  Other Pooled     Vehicles      Vehicles
                    Investment       Investment       Managed with  Managed with
                    Vehicles         Vehicles         Performance-  Performance-
Portfolio Manager   Managed          Managed          based Fees    based Fees
-----------------   -------------    ---------------  ------------  ------------

Dev Chakrabarti         8            $1,485,000,000       None         None
Mark Phelps             8            $1,485,000,000       None         None


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                                                    Other          of Other
                   Total Number    Total Assets of  Accounts       Accounts
                   Other           Other            Managed with   Managed with
                   Accounts        Accounts         Performance-   Performance-
Portfolio Manager  Managed         Managed          based Fees     based Fees
-----------------  -------------   ---------------  ------------   -------------

Dev Chakrabarti         636        $3,254,000,000       None           None
Mark Phelps             636        $3,254,000,000       None           None


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

            As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

            Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

            Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client's account, nor is it generally tied directly to the level or change in level of assets under management.

            Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

            The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation
------------------------------

            The Adviser's compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for the Adviser's clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

            Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

            The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

            The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund's prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

            Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

            The Adviser emphasizes four behavioral competencies--relentlessness, ingenuity, team orientation and accountability--that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

            Asset-Based and Performance-Based Compensation: With respect to the Select US Equity and Select US Long/Short, Mr. Feuerman and members of the investment team he leads (the "Investment Team") were hired by the Adviser in 2011. At that time, the Adviser entered into an employment agreement with Mr. Feuerman under which a compensation pool for Mr. Feuerman and members of the Investment Team is created based on specified percentages of the fees (both asset-based and performance-based fees) received by the Adviser from the accounts managed by the Investment Team. Performance fees are not assessed on the Fund or the assets of the Fund. In general, a larger percentage of the fees received by the Adviser is allocated to the compensation pool with respect to assets that were managed by Mr. Feuerman at his prior employer and that followed Mr. Feuerman to the Adviser than with respect to assets, such as the Fund, that were obtained or created after Mr. Feuerman joined the Adviser. The compensation pool is allocated among the members of the Investment Team based on the recommendations of Mr. Feuerman subject to approval by the Adviser's Compensation Committee. This compensation represents a portion of the overall compensation received by members of the Investment Team.

--------------------------------------------------------------------------------

                             EXPENSES OF THE FUNDS

--------------------------------------------------------------------------------

Distribution Services Arrangements
----------------------------------

            Each Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class B shares, Class C shares, Class R shares and Class K shares (as applicable), in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (each a "Plan" and collectively the "Plans").

            In approving the Plan, the Directors determined that there was a reasonable likelihood that the Plan would benefit each Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Adviser may, from time to time, and from its own funds or such other resources as may be permitted by rules of the SEC, make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.


            The Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods provided that such continuance is specifically approved at least annually by a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plans or any agreement related thereto the ("Qualified Directors") and by a majority of the entire Board at a meeting called for that purpose. Most recently, the Directors approved the continuance of the Plans for an additional term at meetings held on May 2-4, 2017.


            All material amendments to the Plans will become effective only upon approval as provided in the preceding paragraph, and the Plans may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the Qualified Directors or (b) by ABI. To terminate the Plan or Agreement, any party must give the other parties 60 days' written notice except that a Fund may terminate the Plan without giving prior notice to ABI. The Agreement will terminate automatically in the event of its assignment. The Plan is of a type known as a "reimbursement plan", which means that it reimburses the distributor for the actual costs of services rendered.

            In the event that a Plan is terminated by either party or not continued with respect to the Class A, Class B, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to that class and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Plan not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

            Distribution services fees are accrued daily and paid monthly and charged as expenses of each Fund as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and respective distribution services fee on the Class B shares and Class C shares and distribution services fees on the Class R shares and the Class K shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

            With respect to Class A shares of each Fund, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABI's compensation with respect to Class B, Class C, Class R and Class K shares under the Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B, Class C, Class R and Class K shares for any given year, however, will probably exceed the distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Plan is in effect.


            During the fiscal year ended July 31, 2017 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2017 for International Growth, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Strategic Core and Concentrated International Growth with respect to Class A shares, the distribution services fees for expenditures payable to ABI were as follows:


                                                              Percentage per
                                                              annum of the
                                                              aggregate average
                                Distribution services         daily net assets
                                fees for                      attributable
Fund                            expenditured payable to ABI   to Class A Shares*
----                            ---------------------------   ------------------


Growth Fund                                  $1,491,455             .25%
Large Cap Growth                             $4,210,871             .25%
Concentrated Growth                             $68,153             .25%
Discovery  Growth                            $1,300,907             .23%
Small Cap Growth                               $902,529             .25%
Select US Equity                                $55,459             .25%
Select US Long/Short                           $347,884             .25%
Sustainable Global Thematic                  $1,289,453             .25%
International Growth                           $525,984             .25%
Global Core Equity                               $7,378             .25%
International Strategic Core                       $282             .25%
Concentrated International Growth                   $23             .25%
-----------------


* The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of Growth Fund and Large Cap Growth is .50% of the aggregate average daily net assets, and the maximum fee allowed under the Rule 12b-1 Plan for Class A shares of all other Funds is .30% of the aggregate average daily net assets. The Boards of the Funds currently limit the Funds' payments to .25%, except with respect to Discovery Growth, for which payments are currently limited to .23%.


            For the fiscal year ended July 31, 2017 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year or period ended June 30, 2017 for International Growth, Concentrated Growth, , Select US Equity, Select US Long/Short, Global Core Equity, International Strategic Core and Concentrated International Growth expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class A shares were as follows:


    Category of                                                         Concentrated          Discovery
    Expense                 Growth Fund          Large Cap Growth          Growth               Growth
    -------                 -----------          ----------------          ------               ------


Advertising/
Marketing                       $34,553             $101,046                $1,342               $33,985

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders            $11,868              $34,287                  $571               $11,961

Compensation to
Underwriters                 $1,456,317           $4,232,916               $71,679            $1,088,226

Compensation to Dealers        $393,571           $1,122,276               $18,515              $362,298

Compensation to Sales
Personnel                      $216,777           $1,316,600               $23,955              $234,351

Interest, Carrying or
Other Financing Charges              $0                   $0                    $0                    $0

Other (Includes Personnel
costs of those home
office employees involved
in the distribution
effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                      $138,493             $400,155                $6,842              $140,348

Totals                       $2,251,579           $7,207,280              $122,904            $1,871,169



      Category of                                                             Select US          Sustainable
        Expense                Small Cap Growth         Select US Equity     Long/Short         Global Thematic
        -------                ----------------         ----------------     ----------         ---------------


Advertising/
Marketing                                 $18,452               $897               $7,086            $31,101

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders                  $6,417               $505               $3,022            $10,682

Compensation to Underwriters             $917,171            $51,538             $366,898         $1,251,890

Compensation to Dealers                  $200,309            $14,525              $88,725           $348,464

Compensation to Sales
Personnel                                $120,146            $13,031              $77,846           $191,390

Interest, Carrying or Other
Financing Charges                              $0                 $0                   $0                 $0

Other (Includes Personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                                 $74,885             $5,873              $36,159           $124,351

Totals                                 $1,337,380            $86,369             $579,736         $1,957,878




                                                                                                     Concentrated
         Category of                                                              International      International
           Expense                International Growth      Global Core Equity    Strategic Core        Growth
           -------                --------------------      ------------------    --------------        ------


Advertising/
Marketing                                 $12,591                  $8                    $5                 $0

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders
                                           $5,213                  $3                    $2                 $0

Compensation to Underwriters
                                         $510,836              $7,139                  $296                 $0

Compensation to Dealers                  $156,542                $111                   $74                 $3

Compensation to Sales
Personnel                                 $85,593                $120                   $67                 $0

Interest, Carrying or Other
Financing Charges                              $0                  $0                    $0                 $0

Other (Includes Personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)
                                          $60,851                 $39                   $21                 $0

Totals                                   $831,626              $7,420                  $465                 $3




            During the fiscal year ended July 31, 2017 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2017 for International Growth with respect to Class B shares, the distribution services fees for expenditures payable to ABI were as follows:


                                                         Percentage per annum
                                 Distribution            of the aggregate
                                 services fees           average daily net
                                 for expenditures        assets attributable to
Fund                             payable to ABI          to Class B Shares
----                             ----------------        -----------------------


Growth Fund                         $119,656                    1.00%
Large Cap Growth                    $233,806                    1.00%
Discovery Growth                     $11,669                    1.00%
Small Cap Growth                     $14,498                    1.00%
Sustainable Global Thematic          $98,349                    1.00%
International Growth                 $15,450                    1.00%

            For the fiscal year ended July 31, 2017 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2017 for International Growth, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class B shares were as follows:


      Category of                                                                                       Sustainable
        Expense          Growth Fund        Large Cap Growth     Discovery Growth   Small Cap Growth    Global Thematic
        -------          -----------        ----------------     ----------------   ----------------    ---------------


Advertising/
Marketing                        $664             $1,341                  $66                $81              $566

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders             $240               $484                  $24                $29              $203

Compensation to
Underwriters                  $51,766            $90,409               $4,347             $6,298           $47,405

Compensation to Dealers            $0             $4,103                 $299              $(436)          $(3,346)

Compensation to Sales
Personnel                      $4,638            $10,058                 $482               $562            $3,941

Interest, Carrying or
Other Financing Charges          $176               $344                  $18                $21              $144

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)           $2,829             $5,712                 $286               $346            $2,394

Totals                        $60,313           $112,451               $5,522             $6,901           $51,307



      Category of
        Expense          International Growth
        -------          --------------------



Advertising/
Marketing                        $104

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders              $44

Compensation to
Underwriters                   $6,003

Compensation to Dealers          $466

Compensation to Sales
Personnel                        $684

Interest, Carrying or
Other Financing Charges           $30

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)             $511

Totals                         $7,842

            During the fiscal year ended July 31, 2017 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2017 for International Growth, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Strategic Core and Concentrated International Growth with respect to Class C shares, the distribution services fees for expenditures payable to ABI were as follows:


                                                         Percentage per annum
                                 Distribution            of the aggregate
                                 services fees           average daily net
                                 for expenditures        assets attributable to
Fund                             payable to ABI          to Class C Shares
----                             ----------------        -----------------------


Growth Fund                          $582,044                             1.00%
Large Cap Growth                   $3,836,774                             1.00%
Concentrated Growth                  $191,826                             1.00%
Discovery Growth                     $454,137                             1.00%
Small Cap Growth                     $352,269                             1.00%
Select US Equity                     $115,792                             1.00%
Select US Long/Short               $1,330,881                             1.00%
Sustainable Global Thematic          $529,449                             1.00%
International Growth                 $334,612                             1.00%
Global Core Equity                       $371                             1.00%
International Strategic Core             $221                             1.00%
Concentrated International Growth        $102                             1.00%

            For the fiscal year ended July 31, 2017 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year or period ended June 30, 2017 for International Growth, Concentrated Growth, , Select US Equity, Select US Long/Short, Global Core Equity, International Strategic Core and Concentrated International Growth expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class C shares were as follows:


      Category of                                                   Concentrated          Discovery         Small Cap      Select US
        Expense            Growth Fund        Large Cap Growth       Growth                Growth            Growth         Equity
        -------            -----------        ----------------       ------                ------            ------         ------


 Advertising/
 Marketing                     $3,149            $21,499                 $963             $2,546            $1,981            $584

 Printing and Mailing
 of Prospectuses and
 Semi-Annual and Annual
 Reports to Other than
 Current Shareholders          $1,241             $7,827                 $398               $939              $728            $242

 Compensation to
 Underwriters                $555,942         $3,686,456             $174,770           $445,288          $348,323        $118,995

 Compensation to
 Dealers                      $36,556           $195,300               $5,622            $27,553           $22,256          $6,771

 Compensation to Sales
 Personnel                    $23,434           $343,125              $12,021            $19,547           $13,521          $4,874

 Interest, Carrying or
 Other Financing
 Charges                         $950             $5,520                 $330               $687              $525            $203

 Other (Includes
 Personnel costs of
 those home office
 employees involved in
 the distribution
 effort and the
 travel-related
 expenses incurred by
 the marketing
 personnel conducting
 seminars)                    $15,196            $93,812               $4,774            $11,183            $8,695          $2,913

 Totals                      $636,468         $4,353,539             $198,878           $507,743          $396,029        $134,582




                                                                                                                    Concentrated
      Category of           Select US       Sustainable       International     Global Core       International     International
        Expense             Long/Short      Global Thematic   Growth            Equity            Strategic Core    Growth
        -------             ----------      ---------------   ------            ------            --------------    ------


Advertising/
Marketing                      $6,630          $2,864            $1,913                $1                $1                $0

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders           $2,829          $1,137              $839                $0                $0                $0

Compensation to
Underwriters               $1,321,613        $516,536          $336,395              $308              $475                $0

Compensation to Dealers       $81,127         $33,857           $24,218               $23               $13                $5

Compensation to Sales
Personnel                     $63,996         $19,831           $13,462               $33               $13                $0

Interest, Carrying or
Other Financing Charges        $2,486            $879              $661                $0                $0                $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)          $33,895         $13,918            $9,987                $6                $1                $0

Totals                     $1,512,576        $589,022          $387,475              $371              $503                $5




            During the fiscal year ended July 31, 2017 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2017 for International Growth, Concentrated Growth, Select US Equity and Select US Long/Short with respect to Class R shares, the distribution services fees for expenditures payable to ABI were as follows:


                                                       Percentage per annum
                                                       of the aggregate
                            Distribution services      average daily net
                            fees for expenditures      assets attributable
Fund                        payable to ABI             to Class R shares
----                        --------------------      ---------------------


Growth Fund                         $11,877                    .50%
Large Cap Growth                   $229,792                    .50%
Concentrated Growth                     $70                    .50%
Discovery Growth                   $120,229                    .50%
Small Cap Growth                   $181,625                    .50%
Select US Equity                        $77                    .50%
Select US Long/Short                 $2,801                    .50%
Sustainable Global Thematic         $15,153                    .50%
International Growth                $58,816                    .50%

            For the fiscal year ended July 31, 2017 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2017 for International Growth, Concentrated Growth, Select US Equity and Select US Long/Short expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class R shares were as follows:


      Category of                                               Concentrated
        Expense          Growth Fund        Large Cap Growth       Growth           Discovery Growth   Small Cap Growth
        -------          -----------        ----------------       ------           ----------------   ----------------


  Advertising/
  Marketing                      $184             $3,579                   $0             $1,900            $2,927

  Printing and Mailing
  of Prospectuses and
  Semi-Annual and
  Annual Reports to
  Other than Current
  Shareholders                    $61             $1,177                   $0               $711            $1,047

  Compensation to
  Underwriters                $11,691           $221,619                  $10           $118,889          $180,337

  Compensation to
  Dealers                      $1,955            $37,534                   $9            $20,573           $31,016

  Compensation to Sales
  Personnel                    $2,103            $54,799                   $2            $19,201           $19,204

  Interest, Carrying or
  Other Financing
  Charges                          $0                 $0                   $0                 $0                $0

  Other (Includes
  Personnel costs of
  those home office
  employees involved in
  the distribution
  effort and the
  travel-related
  expenses incurred by
  the marketing
  personnel conducting
  seminars)                      $713            $13,669                   $2             $8,268           $12,119

  Totals                      $16,707           $332,377                  $23           $169,542          $246,650



       Category of                                  Select US         Sustainable        International
         Expense              Select US Equity      Long/Short        Global Thematic    Growth
         -------              ----------------      ----------        ---------------    ------


Advertising/
Marketing                             $0                 $40                $242               $869

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders                  $0                 $18                 $83               $364

Compensation to
Underwriters                          $0              $2,778             $14,653            $56,649

Compensation to Dealers               $7                $474              $2,550            $10,111

Compensation to Sales
Personnel                             $0                $581              $1,508             $6,524

Interest, Carrying or
Other Financing Charges               $0                  $0                  $0                 $0

Other (Includes Personnel
costs of those home office
employees involved in the
distribution effort and
the travel-related
expenses incurred by the
marketing personnel
conducting seminars)                  $0                $203                $964             $4,155

Totals                                $7              $4,094             $20,000            $78,672




            During the fiscal year ended July 31, 2017 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2017 for International Growth, Concentrated Growth, Select US Equity and Select US Long/Short with respect to Class K shares, the distribution services fees for expenditures payable to ABI were as follows:


                                                       Percentage per annum
                                                       of the aggregate
                            Distribution services      average daily net
                            fees for expenditures      assets attributable
Fund                        payable to ABI             to Class K shares
----                        ---------------------      --------------------


Growth Fund                         $4,961                     .25%
Large Cap Growth                  $198,352                     .25%
Concentrated Growth                   $668                     .25%
Discovery Growth                   $40,073                     .25%
Small Cap Growth                  $125,618                     .25%
Select US Equity                    $8,600                     .25%
Select US Long/Short                   $48                     .25%
Sustainable Global Thematic       $ 24,944                     .25%
International Growth               $12,891                     .25%

            For the fiscal year ended July 31, 2017 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2017 for International Growth, Concentrated Growth, Select US Equity and Select US Long/Short expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class K shares were as follows:


       Category of                            Large Cap            Concentrated       Discovery         Small Cap
         Expense             Growth Fund      Growth               Growth             Growth            Growth
         -------             -----------      ------               ------             ------            ------


Advertising/
Marketing                           $14           $2,209                   $0               $559            $3,144

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders                 $4             $734                   $0               $200            $1,228

Compensation to
Underwriters                     $4,956         $198,415                 $641            $40,226          $132,483

Compensation to Dealers            $145          $23,036                   $5             $5,868           $34,476

Compensation to Sales
Personnel                           $90          $21,811                   $0             $3,970           $20,990

Interest, Carrying or
Other Financing Charges              $0               $0                   $0                 $0                $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)                $52           $8,527                   $0             $2,308           $14,272

Totals                           $5,261         $254,732                 $646            $53,131          $206,593



                                                                 Sustainable
     Category of                             Select US           Global              International
       Expense            Select US Equity   Long/Short          Thematic            Growth
       -------            ----------------   ----------          --------            ------


Advertising/
Marketing                         $0                  $0                 $55              $133

Printing and Mailing
of Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders              $0                  $0                 $18               $55

Compensation to
Underwriters                  $8,573                 $18             $24,929           $12,913

Compensation to
Dealers                           $7                  $6                $570            $1,563

Compensation to Sales
Personnel                         $2                  $0                $304              $831

Interest, Carrying or
Other Financing
Charges                           $0                  $0                  $0                $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                         $2                  $0                $205               $632

Totals                        $8,584                 $24             $26,081            $16,127




             For the fiscal year ended July 31, 2017 for Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2017 for International Growth, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Strategic Core and Concentrated International Growth the amount of, and percentage of each class's net assets, of unreimbursed distribution expenses incurred and carried over of reimbursement in future years in respect of the Class B, Class C, Class R and Class K shares of each Fund were as follows:


         Class                   Large Cap Growth         Concentrated Growth        Discovery Growth
         -----                   ----------------         -------------------        ----------------


Class B                                 $177,263,479                      N/A                 $5,751,471

(% of the net assets of
Class B)                                     824.32%                    0.00%                    583.09%

Class C                                  $19,923,794                 $146,276                 $2,900,264

(% of the net assets of
Class C)                                       6.36%                    0.78%                      7.90%

Class R                                     $463,443                       $0                   $486,440

(% of the net assets of
Class R)                                       0.86%                    0.00%                      2.64%

Class K                                     $554,638                       $0                   $311,496

(% of the net assets of
Class K)                                       0.61%                    0.00%                      1.80%



                                                                                                  Concentrated
         Class                Small Cap Growth      Select US Equity    Select US Long/Short   International Growth
         -----                ----------------      ----------------    --------------------   --------------------


Class B                             $20,222,077                  N/A                    N/A                   N/A

(% of the net assets of
Class B)                              1,567.69%                0.00%                  0.00%                 0.00%

Class C                              $2,735,483              $75,137                     $0                    $0

(% of the net assets of
Class C)                                 10.00%                0.71%                  0.00%                 0.00%

Class R                                $623,888                  $56                     $0                   N/A

(% of the net assets of
Class R)                                  1.84%                0.34%                  0.00%                 0.00%

Class K                                $672,749               $1,513                     $0                   N/A

(% of the net assets of
Class K)                                  1.67%                0.06%                  0.00%                 0.00%



                               Sustainable Global    International           Global Core          International
           Class                    Thematic             Growth                Equity             Strategic Core
           -----                    --------             ------                ------             --------------

Class B                          $64,441,632           $5,185,070               N/A                   N/A

(% of the net assets of
Class B)                             677.07%              397.13%             0.00%                 0.00%

Class C                           $8,292,511           $4,442,058                $0                  $199

(% of the net assets of
Class C)                              36.52%               31.11%             0.00%                 0.32%

Class R                             $289,232             $838,665               N/A                   N/A

(% of the net assets of
Class R)                               9.33%                7.19%             0.00%                 0.00%

Class K                              $78,280             $219,617               N/A                   N/A

(% of the net assets of
Class K)                               0.68%                3.92%             0.00%                 0.00%



Transfer Agency Agreement
-------------------------


            ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares, Class Z shares and Advisor Class shares of the Funds plus reimbursement for out-of-pocket expenses. For the fiscal year ended July 31, 2017 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and for the fiscal year ended June 30, 2017 for International Growth, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity,International Strategic Core and Concentrated International Growth, the Funds paid ABIS $700,067, $1,832,505, $790,150, $436,919, $974,421, $289,831,
$71,324, $47,222, $194,323, $42,816, $12,412 and $1,500, respectively, for transfer agency services.


            ABIS acts as the transfer agent for each Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

            Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Financial intermediaries and recordkeepers, who may have affiliated financial intermediaries who sell shares of the AB Mutual Funds, may be paid by a Fund, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by the Fund pursuant to its Rule 12b-1 plan. Amounts paid by a Fund for these services are included in "Other Expenses" under "Fees and Expenses of the Fund" in the Summary Information section of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

            Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.


Securities Lending Agreement
----------------------------

            State Street Bank and Trust Company ("State Street") serves as the securities lending agent for the Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth, Sustainable Global Thematic, Concentrated Growth, Select US Long/Short and Concentrated International Growth Funds and is responsible for the implementation and administration of a securities lending program pursuant to a Securities Lending Authorization Agreement ("Securities Lending Agreement"). Pursuant to the Securities Lending Agreement, State Street provides the following services: effecting loans of Fund securities to any person on a list of approved borrowers; determining whether a loan shall be made and negotiating and establishing the terms and conditions of the loan with the borrower; ensuring that payments relating to distributions on loaned securities are timely and properly credited to a Fund's account; collateral management (including valuation and daily mark-to-market obligations); cash collateral reinvestment in accordance with the Securities Lending Agreement; and maintaining records and preparing reports regarding loans that are made and the income derived therefrom.

            The Funds earned income and paid fees and compensation related to their securities lending activities during the most recent fiscal year as follows:



                  Fees and/or compensation for securities lending activities and related services:
                  --------------------------------------------------------------------------------

                                        Fees paid for
                                        any cash
                                        collateral
                                        management
                                        services
                                        (including
                                        fees deducted
                                        from a
                                        pooled cash
                                        collateral
                           Fees         reinvestment
                           paid to      vehicle)                                                            Agreggate
              Gross        securities   that are     Administrative  Indemnification            Other       fees and/or   Net
              income       lending      not          fees not        fees not                   fees not    compensation  income
              from         agent        included     included        included                   included    for           from
              securities   from         in the       in the          in the         Rebate      in          securities    securities
              lending      revenue      revenue      revenue         revenue        (paid       revenue     lending       lending
              activities   split        split        split           split          to borrow)  split       activities    activities
              ----------   --------     ---------- ------------      -------------  ----------- --------    ----------   -----------
Growth Fund      $53,651     $(4,510)      $0            $0            $0           $(8,556)      $0         $(13,066)       $40,585
Large Cap
  Growth         $78,659     $(5,895)      $0            $0            $0          $(19,711)      $0         $(25,606)       $53,053
Discovery
  Growth      $1,012,091    $(73,158)      $0            $0            $0         $(280,630)      $0        $(353,788)      $658,303
Small Cap
  Growth        $827,117    $(65,129)      $0            $0            $0         $(175,958)      $0        $(241,087)      $586,030
Sustainable
  Global
  Thematic      $512,384    $(50,018)      $0            $0            $0          $(12,272)      $0         $(62,290)      $450,094
Concentrated
  Growth          $7,334       $(555)      $0            $0            $0           $(1,781)      $0          $(2,336)        $4,998
Select US
  Long/Short    $128,641    $(12,705)      $0            $0            $0           $(1,605)      $0         $(14,310)      $114,331
Concentrated
International
Growth                $0          $0       $0            $0            $0                 $0      $0                $0            $0



            Brown Brothers Harriman & Co. ("BBH") serves as the securities lending agent for the International Growth, Select US Equity, Global Core Equity and International Strategic Core Funds and is responsible for the implementation and administration of a securities lending program pursuant to a Securities Lending Authorization Agreement ("Securities Lending Agreement"). Pursuant to the Securities Lending Agreement, BBH provides the following services: effecting loans of Fund securities to any person on a list of approved borrowers; determining whether a loan shall be made and negotiating and establishing the terms and conditions of the loan with the borrower; ensuring that payments relating to distributions on loaned securities are timely and properly credited to a Fund's account; collateral management (including valuation and daily mark-to-market obligations); cash collateral reinvestment in accordance with the Securities Lending Agreement; and maintaining records and preparing reports regarding loans that are made and the income derived therefrom.

            The Funds earned income and paid fees and compensation related to their securities lending activities during the most recent fiscal year as follows:



                          Fees and/or compensation for securities lending activities and related services:
                          --------------------------------------------------------------------------------

                                        Fees paid for
                                        any cash
                                        collateral
                                        management
                                        services
                                        (including
                                        fees deducted
                                        from a
                                        pooled cash
                                        collateral
                           Fees         reinvestment
                           paid to      vehicle)                                                            Agreggate
              Gross        securities   that are     Administrative  Indemnification            Other       fees and/or   Net
              income       lending      not          fees not        fees not                   fees not    compensation  income
              from         agent        included     included        included                   included    for           from
              securities   from         in the       in the          in the         Rebate      in          securities    securities
              lending      revenue      revenue      revenue         revenue        (paid       revenue     lending       lending
              activities   split        split        split           split          to borrow)  split       activities    activities
              ----------   --------     ---------- ------------      -------------  ----------- --------    ----------   -----------

International
    Growth     $110,459    $ (10,791)      $0           $0               $0         $ (2,552)     $0        $ (13,343)      $97,116
Select US
    Equity     $      0    $       0       $0           $0               $0         $      0      $0        $       0       $     0
Global Core
    Equity     $ 32,760    $  (3,052)      $0           $0               $0         $ (2,516)     $0        $  (5,568)      $27,192
International
    Strategic
    Core       $      0    $       0       $0           $0               $0         $      0      $0        $       0       $     0


--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds".

            Effective January 31, 2009, sales of Class B shares of the Funds to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AB Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for purchase of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

General
-------


            Shares of the Funds are offered on a continuous basis at a price equal to its NAV plus an initial sales charge at the time of purchase (the "Class A shares"), with a CDSC (the "Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to Group Retirement Plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), with respect to Discovery Growth, Concentrated Growth, Large Cap Growth and Small Cap Growth, to Group Retirement Plans, as defined below, eligible to purchase Class Z shares, without any initial sales charge or CDSC ("Class Z shares") or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"),in each case as described below. "Group Retirement Plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. All classes of shares of the Funds, except Class I, Class Z and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Funds that are offered subject to a sales charge are offered through (i) investment dealers that are members of Financial Industry Regulatory Authority and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents"), and (iii) ABI. Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Strategic Core and Concentrated International Growth do not offer Class B Shares.


            Investors may purchase shares of the Funds either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Funds are not responsible for, and have no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Funds' shares may receive differing compensation for selling different classes of shares.

            In order to open your account, a Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Frequent Purchases and Sales of Fund Shares
-------------------------------------------

            Each Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

            Risks Associated With Excessive or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

            Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

            A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

            Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Funds' ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

o Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Purchase of Shares
------------------

            A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

            The public offering price of shares of a Fund is its NAV, plus, in the case of Class A shares of the Fund, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of the Fund's shares, the NAV per share is computed as of the Fund Closing Time, which is the close of regular trading on each day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

            The respective NAVs of the various classes of shares of a Fund are expected to be substantially the same. However, the NAVs of the Class B, Class C and Class R shares of the Fund will generally be slightly lower than the NAVs of the Class A, Class K, Class I, Class Z and Advisor Class shares of the Fund, as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

            A Fund will accept unconditional orders for its shares to be executed at the public offering price equal to its NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABIS prior to the Fund Closing Time are priced at the NAV computed as of the Fund Closing Time on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the Fund Closing Time. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the Fund Closing Time, the price received by the investor will be based on the NAV determined as of the Fund Closing Time on the next business day.

            A Fund may, at its sole option, accept securities as payment for shares of the Fund, including from certain affiliates of the Fund in accordance with the Fund's procedures, if the Adviser believes that the securities are appropriate investments for the Fund. The securities are valued by the method described under "Net Asset Value" below as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Fund. This is a taxable transaction to the shareholder.

            Following the initial purchase of the Fund's shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before the Fund Closing Time on a Fund business day to receive that day's public offering price. Telephone purchase requests received after the Fund Closing Time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the Fund Closing Time on such following business day.

            Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, the Fund will not issue share certificates representing shares of the Fund. Ownership of the Fund's shares will be shown on the books of the Fund's transfer agent.

            Each class of shares of the Funds represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B shares and Class C shares bear the expense of the CDSC, (ii) depending on the Fund, Class B shares, Class C shares and Class R shares typically each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares; and Class I shares, Class Z shares and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (iv) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Class C shareholders because the Class B and Class C shares convert to Class A shares under certain circumstances, and the Class A shareholders, the Class B shareholders and the Class C shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

            The Directors of the Funds have determined that currently no conflict of interest exists between or among the classes of shares of the Funds. On an ongoing basis, the Directors of the Funds, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

            Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for Group Retirement Plans. See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B or Class C shares prior to conversion, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all of their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all of their funds will be invested initially.

            Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all of their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

            Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

Compensation Paid to Principal Underwriter
------------------------------------------


            During the fiscal years ended July 31, 2017, July 31, 2016 and July 31, 2015, the aggregate amounts of underwriting commissions payable with respect to shares of Growth Fund were $133,791, $166,971 and $168,613, respectively. Of those amounts, ABI retained $6,761, $9,847 and $9,241, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended July 31, 2017, July 31, 2016 and July 31, 2015, the aggregate amounts of underwriting commissions payable with respect to shares of Large Cap Growth were $1,681,575, $1,856,864 and $794,522, respectively. Of those amounts, ABI retained $102,767, $102,219 and $44,532, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended June 30, 2017, June 30, 2016 and June 30, 2015, the aggregate amount of underwriting commissions payable with respect to shares of Concentrated Growth were $44,863, $209,738 and $145,430, respectively. Of that amount, ABI retained $2,760, $12,666 and $9,946, respectively, representing that portion of the sales charge paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended July 31, 2017, July 31, 2016 and July 31, 2015, the aggregate amounts of underwriting commissions payable with respect to shares of Discovery Growth were $118,134, $239,712 and $315,757, respectively. Of those amounts, ABI retained $4,881, $8,197 and $13,936, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended July 31, 2017, July 31, 2016 and July 31, 2015, the aggregate amounts of underwriting commissions payable with respect to shares of Small Cap Growth were $127,656, $91,505 and $142,866, respectively. Of those amounts, ABI retained $3,401, $2,497 and $4,148, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended June 30, 2017, June 30, 2016 and June 30, 2015 the aggregate amounts of underwriting commissions payable with respect to shares of Select US Equity were $17,487, $43,210 and $65,291, respectively. Of that amount, ABI retained $1,241, $1,325 and $4,848, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended June 30, 2017, June 30, 2016 and June 30, 2015, the aggregate amount of underwriting commissions payable with respect to shares of Select US Long/Short was $77,424, $218,605 and $1,276,768, respectively. Of that amount, ABI retained $3,930, $13,459 and $76,326, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended July 31, 2017, July 31, 2016 and July 31, 2015, the aggregate amounts of underwriting commissions payable with respect to shares of Sustainable Global Thematic were $126,797, $128,649 and $147,925, respectively. Of those amounts, ABI retained $6,697, $6,976 and $8,173, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended June 30, 2017, June 30, 2016 and June 30, 2015, the aggregate amounts of underwriting commissions payable with respect to shares of International Growth were $35,401, $41,114 and $66,905, respectively. Of those amounts, ABI retained $1,301, $1,336 and $2,721, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended June 30, 2017 and June 30, 2016, and the fiscal period ended June 30, 2015, the aggregate amounts of underwriting commissions payable with respect to shares of Global Core Equity were $1,250, $2,624 and $6,845, respectively. Of those amounts, ABI retained $83, $126 and $16, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal year or period ended June 30, 2017 and June 30, 2016, the aggregate amounts of underwriting commissions payable with respect to shares of International Strategic Core were $977 and $7, respectively. Of that amount, ABI retained $96 and $7, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended June 30, 2017 and June 30, 2016, and fiscal period ended June 30, 2015, there were no underwriting commissions paid with respect to shares of Concentrated International Growth.


            The following table shows the CDSCs received by ABI from each share class during the Funds' last three fiscal years or since inception.

                                                      Amounts            Amounts                Amounts
Fiscal Year                                           ABI Received       ABI Received           ABI Received
Ended                                                 In CDSCs           In CDSCs               In CDSCs
July 31/                                              From               From                   From
June 30               Fund                            Class A Shares     Class B Shares         Class C Shares
-------               ----                            --------------     ---------------        -----------------


2017                  Growth Fund                           $1,783                $7,932                $2,642
2016                                                        $2,671                $7,969                $1,624
2015                                                        $2,811                $9,577                $1,509

2017                  Large Cap Growth                     $17,346               $11,693               $59,567
2016                                                        $9,327               $10,141               $30,170
2015                                                       $17,577               $14,725                $6,774

2017                  Concentrated Growth                      $13                   N/A                $7,380
2016                                                        $2,450                   N/A                $6,332
2015                                                            $0                   N/A                  $930

2017                  Discovery Growth                     $25,469                  $487                $2,896
2016                                                       $36,487                  $673                $4,592
2015                                                        $4,588                $1,606               $14,100

2017                  Small Cap Growth                      $4,909                $1,398                $1,364
2016                                                        $8,087                  $867                $2,706
2015                                                        $3,976                $1,423               $18,436

2017                  Select US Equity                        $504                   N/A                $1,085
2016                                                           $93                   N/A                $1,546
2015                                                        $6,121                   N/A                $2,396

2017                  Select US Long/Short                  $6,710                   N/A                $9,463
2016                                                        $9,794                   N/A               $38,550
2015                                                          $506                   N/A               $84,677

2017                  Sustainable Global Thematic           $2,616                $9,983                $1,889
2016                                                        $3,975                $6,604                $4,091
2015                                                        $3,542               $12,797                $2,036

2017                  International Growth                  $2,238                  $797                  $358
2016                                                        $4,514                  $963                $1,354
2015                                                        $6,527                $2,199                  $650

2017                  Global Core Equity                        $0                   N/A                    $0
2016                                                            $0                   N/A                    $0
2015                                                            $0                   N/A                    $0

2017                  International Strategic                   $0                   N/A                    $0
2016                  Core                                      $0                   N/A                    $0

2017                  Concentrated Interanational               $0                   N/A                    $0
2016                  Growth                                    $0                   N/A                    $0
2015                                                            $0                   N/A                    $0



Class A Shares
--------------

            The public offering price of Class A shares is the NAV plus a sales charge, as set forth below:

                                             Sales Charge
                                             ------------
                                                                 Discount or
                                 As %           As %              Commission
                                of Net         of the           to Dealers or
                                Amount         Public          Agents of up to
Amount of Purchase             Invested    Offering Price    % of Offering Price
                               --------    --------------    -------------------

Up to $100,000.................    4.44%        4.25%                4.00%
$100,000 up to $250,000........    3.36         3.25                 3.00
$250,000 up to $500,000........    2.30         2.25                 2.00
$500,000 up to $1,000,000*.....    1.78         1.75                 1.50

--------
*        There is no initial sales charge on transactions of $1,000,000 or more.

            All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares of a Fund redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "Contingent Deferred Sales Charge". A Fund receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "re-allowed" to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.


            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AB Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of an AB money market fund that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or
(iii) upon the automatic conversion of Class B shares of a Fund as described below under "Class B Shares - Conversion Feature".


            Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder of $1,000,000 or more that are not subject to an initial sales charge at up to the following rates: 1.00% on purchase amounts up to $3,000,000; plus 0.75% on purchase amounts over $3,000,000 up to $5,000,000; plus 0.50% on purchase amounts over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

            In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

            Class A Shares - Sales at NAV. A Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

             (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's Institutional Investment Management Division;

             (ii) officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

             (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

             (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services; or clients of broker-dealers or other financial intermediaries who purchase Class A shares for their own accounts through self-directed brokerage accounts with the broker-dealers or financial intermediaries that may or may not charge a transaction fee to its clients;


             (v) Plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Adviser's Institutional Investment Management Division or Bernstein Global Wealth Management Division, including subsequent contributions to those IRAs;


             (vi) persons participating in a "Mutual Fund Only" brokerage program, sponsored and maintained by a registered broker-dealer or other financial intermediary;

             (vii) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans and Tax-Deferred Accounts";

             (viii) current Class A shareholders of AB Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from an SEC enforcement action against the Adviser and current Class A shareholders of AB Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds who, in each case, purchase shares of an AB Mutual Fund from ABI through deposit with ABI of the Distribution check; and

             (ix) certain firm-specific waivers as disclosed in Appendix B of the Prospectus.

Class B Shares
--------------

            Effective January 31, 2009, sales of Class B shares of the Funds to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AB Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

            Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

            Eight years after the end of the calendar month in which the shareholder's purchase order was accepted Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

Class C Shares
--------------

            Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge, so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

            Ten years after the end of the calendar month in which the shareholder's purchase order was accepted Class C shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class C shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

Conversion Feature for Class B and Class C Shares
-------------------------------------------------

            For purposes of conversion to Class A, Class B or Class C shares purchased through the reinvestment of dividends and distributions paid in respect of such shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B or Class C shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of such shares in the sub-account will also convert to Class A shares.

            The conversion to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B or Class C shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B or Class C shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B or Class C shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period, which may extend beyond the period ending eight years for Class B shares and ten years for Class C shares after the end of the calendar month in which the shareholder's purchase order was accepted.

Contingent Deferred Sales Charge
--------------------------------

            Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that in either case are redeemed within one year of purchase will be subject to a CDSC of 1%, as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

            For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.


                                            Contingent Deferred Sales Charge
                                              for the Fund as a % of Dollar
              Year Since Purchase               Amount Subject to Charge
              -------------------               ------------------------

              First                                   4.00%
              Second                                  3.00%
              Third                                   2.00%
              Fourth                                  1.00%
              Fifth and thereafter                    None

            In determining the CDSC applicable to a redemption of Class B and Class C shares of a Fund, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AB Mutual Fund originally purchased by the shareholder. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or Class C shares, as applicable.

            Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Fund in connection with the sale of the Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.

            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70 1/2, (iii) that had been purchased by present or former Directors of the Funds, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs for Class A Shares-Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) due to the complete termination of a trust upon the death of the trustor/grantor, beneficiary or trustee but only if the trust termination is specifically provided for in the trust document or (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Class R Shares
--------------


            Class R shares are offered to certain Group Retirement Plans. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein-sponsored retirement products. Class R shares do not have an initial sales charge or CDSC, but incur a .50% distribution services fee and thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.


Class K Shares
--------------

            Class K shares are available at NAV to Group Retirement Plans. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a ..25% distribution services fee and thus have (i) a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and
(ii) a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares
--------------


            Class I shares are available at NAV to Group Retirement Plans. Class I shares are also available to certain institutional investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates who invest at least $2 million in the Fund. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement products. Class I shares are not subject to an initial sales charge, CDSC or distribution services fee, and thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.


Class Z Shares
--------------


            Class Z shares are available at NAV to certain Group Retirement Plans. Class Z shares are also available to certain institutional investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates who invest at least $2 million in the Fund. Class Z shares are available to certain AllianceBernstein-sponsored group retirement plans. Class Z shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs.

            Class Z shares are not subject to an initial sales charge, CDSC or distribution services fee, and thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.


Advisor Class Shares
--------------------


            Advisor Class shares may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI;
(ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that purchase shares directly without the involvement of a financial intermediary; (iii) by officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, or the relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person; (iv) by the categories of investors described in clauses (i), (iii) and (iv) under "Class A Shares --Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares); or (v) through brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by ABI for investment in Advisor Class shares. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares are not subject to an initial sales charge, CDSC or distribution services fees, and thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R or Class K shares.


Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts
--------------------------------------------------------------------------------

            Each Fund offers special distribution arrangements for Group Retirement Plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group Retirement Plans also may not offer all classes of shares of the Fund. In addition, the Class A and Class B CDSC may be waived for investments made through certain Group Retirement Plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

            Class A Shares. Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility later in that month, all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to group retirement plans. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.


            Class B Shares. Class B shares are generally not available for purchase by Group Retirement Plans. However, Class B shares may continue to be purchased by Group Retirement Plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.


            Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.


            Class R Shares. Class R shares are available to certain Group Retirement Plans. Class R shares are not subject to an initial sales charge or CDSC, but are subject to a .50% distribution services fee.

            Class K Shares. Class K shares are available to certain Group Retirement Plans. Class K shares are not subject to an initial sales charge or CDSC, but are subject to a .25% distribution services fee.

            Class I Shares. Class I shares are available to certain Group Retirement Plans. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement products. Class I shares are not subject to an initial sales charge, CDSC or a distribution services fee.

            Class Z Shares. Class Z shares are available to certain Group Retirement Plans. Class Z shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class Z shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs. Class Z shares are not subject to an initial sales charge, CDSC or distribution services fee.


            Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest.


            Currently, the Funds make their Class A shares available at NAV to Group Retirement Plans. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower Rule 12b-1 distribution services fees and Class I shares and Class Z shares have no CDSC or Rule 12b-1 distribution services fees, plans should consider purchasing Class K, Class I or Class Z shares, if eligible, rather than Class A shares.


            In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

            o the Rule 12b-1 distribution services fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares; (currently limited to 0.25%, except with respect to Discovery Growth, for which payments are limited to .23%);

            o the higher Rule 12b-1 distribution services fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

            o the lower Rule 12b-1 distribution services fees (0.25%) and the absence of a CDSC with respect to Class K shares.

            Because Class A and Class K shares have lower Rule 12b-1 distribution services fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

            As described above, effective January 31, 2009, sales of Class B shares to new investors were suspended. While Class B shares were generally not available to Group Retirement Plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K, Class I and Class Z shares have lower expenses, and therefore may have higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs for Class A Shares
--------------------------------------------------

            The AB Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

            Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Fund (and/or any other AB Mutual Fund) into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements." A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AB Mutual Fund, including AB Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

            Currently, the AB Mutual Funds include:


AB Bond Fund, Inc.
  -AB All Market Real Return Portfolio
  -AB Bond Inflation Strategy
  -AB Credit Long/Short Portfolio
  -AB FlexFee International Bond Portfolio
  -AB Government Reserves Portfolio
  -AB High Yield Portfolio
  -AB Income Fund
  -AB Intermediate Bond Portfolio
  -AB Limited Duration High Income Portfolio
  -AB Municipal Bond Inflation Strategy
  -AB Tax-Aware Fixed Income Portfolio
AB Cap Fund, Inc.
  -AB All Market Alternative Return Portfolio
  -AB All Market Income Portfolio
  -AB Asia ex-Japan Equity Portfolio
  -AB Concentrated Growth Fund
  -AB Concentrated International Growth Portfolio
  -AB Emerging Markets Core Portfolio
  -AB Emerging Markets Multi-Asset Portfolio
  -AB FlexFee Core Opportunities Portfolio
  -AB FlexFee Emerging Markets Growth Portfolio
  -AB FlexFee International Strategic Core Portfolio
  -AB FlexFee Large Cap Growth Portfolio
  -AB FlexFee US Thematic Portfolio
  -AB Global Core Equity Portfolio
  -AB International Strategic Core Portfolio
  -AB Multi-Manager Select Retirement Allocation Fund
  -AB Multi-Manager Select 2010 Fund
  -AB Multi-Manager Select 2015 Fund
  -AB Multi-Manager Select 2020 Fund
  -AB Multi-Manager Select 2025 Fund
  -AB Multi-Manager Select 2030 Fund
  -AB Multi-Manager Select 2035 Fund
  -AB Multi-Manager Select 2040 Fund
  -AB Multi-Manager Select 2045 Fund
  -AB Multi-Manager Select 2050 Fund
  -AB Multi-Manager Select 2055 Fund
  -AB Select US Equity Portfolio
  -AB Select US Long/Short Portfolio
  -AB Small Cap Growth Portfolio
  -AB Small Cap Value Portfolio
AB Core Opportunities Fund, Inc.
AB Discovery Growth Fund, Inc.
AB Equity Income Fund, Inc.
AB Global Bond Fund, Inc.
AB Global Real Estate Investment Fund, Inc.
AB Global Risk Allocation Fund, Inc.
AB Government Exchange Reserves
AB High Income Fund, Inc.
AB International Growth Fund, Inc.
AB Large Cap Growth Fund, Inc.
AB Municipal Income Fund, Inc.
  -AB California Portfolio
  -AB High Income Municipal Portfolio
  -AB National Portfolio
  -AB New York Portfolio
AB Municipal Income Fund II
  -AB Arizona Portfolio
  -AB Massachusetts Portfolio
  -AB Minnesota Portfolio
  -AB New Jersey Portfolio
  -AB Ohio Portfolio
  -AB Pennsylvania Portfolio
  -AB Virginia Portfolio
AB Relative Value Fund, Inc.
AB Sustainable Global Thematic Fund, Inc.
AB Trust
  -AB Discovery Value Fund
  -AB International Value Fund
  -AB Value Fund
AB Unconstrained Bond Fund, Inc.
The AB Portfolios
  -AB All Market Total Return Portfolio
  -AB Conservative Wealth Strategy
  -AB Growth Fund
  -AB Tax-Managed All Market Income Portfolio
  -AB Tax-Managed Wealth Appreciation Strategy
  -AB Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
  -Intermediate California Municipal Portfolio
  -Intermediate Diversified Municipal Portfolio
  -Intermediate New York Municipal Portfolio
  -International Portfolio
  -Short Duration Portfolio
  -Tax-Managed International Portfolio


            Prospectuses for the AB Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI or on the Internet at www.abfunds.com.

            Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

                  (i)   the investor's current purchase;

                  (ii) the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of the relevant Fund held by the investor and (b) all shares held by the investor of any other AB Mutual Fund, including AB Institutional Funds; and

                  (iii) the higher of cost or NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

            The initial sales charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all classes of shares of AB Mutual Funds. Your accumulated holdings will be calculated as (a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you invested including reinvested dividends but excluding appreciation and less any amount of withdrawals, whichever is higher.

            For example, if an investor owned shares of an AB Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

            Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of a Fund or any AB Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AB Mutual Funds under a single Letter of Intent. The AB Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse or domestic partner each purchase shares of the Fund worth $20,000 (for a total of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of the Fund or any other AB Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

            Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

            Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

            Dividend Reinvestment Program. Under a Fund's Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Fund without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Fund shares. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Fund under the following circumstances:

                  (a) the postal service is unable to deliver your checks to your address of record and the checks are returned to the Fund's transfer agent as undeliverable; or

                  (b) your checks remain uncashed for nine months.

            Additional shares of the Fund will be purchased at the then current NAV. You should contact the Fund's transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

            Dividend Direction Plan. A shareholder who already maintains accounts in more than one AB Mutual Fund may direct that income dividends and/or capital gains paid by one AB Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account. Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application found in your Prospectus. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of a Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70 1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

            Shares of a Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

            Payments under a systematic withdrawal plan may be made by check or electronically via the ACH network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Mutual Fund Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

            CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

            Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

            With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

            Financial intermediaries market and sell shares of a Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

            In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

            In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

            In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

            In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

            In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

            Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

                  o     upfront sales commissions;

                  o     Rule 12b-1 fees;

                  o     additional distribution support;

                  o     defrayal of costs for educational seminars and training;
                        and

                  o payments related to providing recordkeeping and/or transfer agency services.

            Please read your Prospectus carefully for information on this compensation. Please also refer to Appendix B--Financial Intermediary Waivers in the Prospectus.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

            In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.


            For 2017, ABI expects to pay approximately 0.06% of the average monthly assets of the AB Mutual Funds, or approximately $23 million, for distribution services and education support related to the AB Mutual Funds. In 2016, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $21 million, for distribution services and education support related to the AB Mutual Funds.


            A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

            Each Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Fund Operating Expenses" in your Prospectus.

            If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

            Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

            ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


         AIG Advisor Group
         Ameriprise Financial Services
         AXA Advisors
         Cadaret, Grant & Co.
         Citigroup Global Markets
         Citizens Securities
         Commonwealth Financial Network
         Donegal Securities
         Institutional Cash Distributors (ICD)
         JP Morgan Securities
         Lincoln Financial Advisors Corp.
         Lincoln Financial Securities Corp.
         LPL Financial
         Merrill Lynch
         Morgan Stanley
         Northwestern Mutual Investment Services
         PNC Investments
         Raymond James
         RBC Wealth Management
         Robert W. Baird
         Santander Securities
         SunTrust Bank
         UBS Financial Services
         US Bancorp Investments
         Wells Fargo Advisors


            ABI expects that additional firms may be added to this list from time to time.

            Although a Fund may use brokers and dealers that sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                      REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------


            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds". If you are an Advisor Class shareholder through an account established under a fee-based program or commission-based brokerage program, your program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a group retirement plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of a Fund that are different from those imposed below. Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.


Redemption
----------


            Subject only to the limitations described below, each Fund will redeem the shares tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. A Fund expects that it will typically take one to three business days following the receipt of a shareholder's redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days after the day it is received in proper form by the Fund by the Fund Closing Time.


            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Fund.

            Payment of the redemption price normally will be made in cash but may be made, at the option of the Fund, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds from Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

            To redeem shares of a Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

            Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made before the Fund Closing Time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption by Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no share certificates have been issued, by telephone at (800) 221-5672 before the Fund Closing Time, on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

            Telephone Redemptions-General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.


            Redemptions Through Intermediaries. A Fund may redeem shares through ABI or financial intermediaries. The redemption price will be the NAV next determined after the ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the Fund Closing Time will be executed at the NAV determined as of the Fund Closing Time if received by ABI prior to a designated later time (pursuant to an operating agreement between the financial intermediary and ABI permitting such an arrangement; the designated time will vary by financial intermediary). The financial intermediary is responsible for transmitting the request to ABI on time. If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. Neither the Funds nor ABI charge a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Fund are offered through a financial intermediary, the redemption is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service.


Account Closure
---------------

            Each Fund reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Fund recently purchased by check, redemption proceeds will not be made available until the relevant Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds". The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated.


            If you are an Advisor Class shareholder through an account established under a fee-based program or commission-based brokerage program or a shareholder in a group retirement plan, your program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such intermediary.


Automatic Investment Program
----------------------------

            Investors may purchase shares of a Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

            Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum.

Exchange Privilege
------------------


            You may exchange your investment in a Fund for shares of the same class of other AB Mutual Funds if the other AB Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AB Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A, Class B, Class C, Class R, Class K, Class I or Class Z shares of the Fund for Advisor Class shares of the Fund or Class C shares of the Fund for Class A shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by the Fund Closing Time on that day.


            Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B or Class C shares of a Fund, for the purpose of conversion to Class A shares of that Fund. After an exchange, your Class B or Class C shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B or Class C shares of the AB Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.


            Please read carefully the prospectus of the AB Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A, Class B, Class C, Class R, Class K, Class I or Class Z shares of a Fund for Advisor Class shares or Class C shares for Class A shares of the same Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.


            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AB Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

            Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before the Fund Closing Time, on the Fund business day as defined above. Telephone requests for exchange received before the Fund Closing Time, on the Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AB Mutual Fund.

            None of the AB Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the AB Mutual Funds being acquired may legally be sold. Each AB Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

            Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Funds' independent registered public accounting firm, Ernst & Young LLP, 5 Times Square, New York, New York 10036, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

--------------------------------------------------------------------------------

                                NET ASSET VALUE

--------------------------------------------------------------------------------

            The NAV of each Fund is calculated at the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

            Portfolio securities are valued at current market value or, if market quotations are not readily available or are unreliable, at fair value as determined in accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Boards. The Boards have delegated to the Adviser, subject to the Boards' continuing oversight, certain of its duties with respect to the Pricing Policies. The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Boards, to value a Fund's assets on behalf of the Funds.

            Whenever possible, securities are valued based on market information on the business day as of which the value is being determined as follows:

            (a) an equity security listed on the Exchange, or on another national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange ("NASDAQ")), is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is then valued at the last-traded price;

            (b) an equity security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

            (c) an OTC equity security is valued at the mid level between the current bid and asked prices. If the mid price is not available, the security will be valued at the bid price. An equity security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Adviser) on which the security is traded;

            (d) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)). If neither a current bid nor a current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Valuation Committee the next day;

            (e) an open futures contract and any option thereon are valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

            (f) a listed right is valued at the last-traded price provided by approved vendors. If there has been no sale on the relevant business day, the right is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right. There may be some instances when the subscription price is greater than the referenced security right. In such instances, the right would be valued as worthless;

            (g) a listed warrant is valued at the last-traded price provided by approved vendors. If there is no sale on the relevant business day, the warrant is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;

            (h) preferred securities are valued based on prices received from approved vendors that use last trade data for listed preferreds and evaluated bid prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;

            (i) U.S. Government securities and any other debt instrument having 60 days or less remaining until maturity generally are valued at market by an independent pricing service, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short-term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances in which amortized cost is utilized, the Valuation Committee must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. The factors the Valuation Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. The Adviser is responsible for monitoring any instances when a market price is not applied to a short term security and will report any instances to the Valuation Committee for review;

            (j) a fixed-income security is typically valued on the basis of bid prices provided by an approved pricing vendor when the Adviser reasonably believes that such prices reflect the fair market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when such prices reflect the conventions of the particular markets. The prices provided by an approved pricing vendor may take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing vendor does not exist for a security in a market that typically values such security on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker/dealer in such security. If the Adviser receives multiple broker quotes that are deemed to be reliable, then the Adviser will utilize the second highest broker quote. If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security;

            (k) bank loans are valued on the basis of bid prices provided by a pricing vendor;

            (l) bridge loans are valued at fair value, which equates to the outstanding loan amount unless it is determined by the Adviser that any particular bridge loan should be valued at something other than outstanding loan amount. This may occur, due to, for example, a significant change in the high yield market and/or a significant change in the status of any particular issuer or issuers of bridge loans;

            (m) whole loans: residential and commercial mortgage whole loans and whole loan pools are market priced by an approved vendor or broker-dealer;

            (n) forward and spot currency pricing is provided by an independent pricing vendor. The rate provided by the approved vendor is a mid price for forward and spot rates. In most instances whenever both an "onshore" rate and an "offshore" (i.e., NDF) rate is available, the Adviser will use the offshore
(NDF) rate. NDF contracts are used for currencies where it is difficult (and sometimes impossible) to take actual delivery of the currency;

            (o) OTC derivatives pricing: various independent pricing vendors are used to obtain derivatives values or obtain information used to derive a price for each investment. This information is placed into various pricing models that can be sourced by the Adviser or from approved vendors (depending on the type of derivative) to derive a price for each investment. These pricing models are monitored/reviewed on an ongoing basis by the Adviser;

            (p) mutual funds and other pooled vehicles: the Adviser receives pricing information for mutual funds and other pooled vehicles from various sources (including AB Global Fund Administrator and the external custodian banks). Open-end mutual funds are valued at the closing NAV per share and closed-end funds and ETFs are valued at the closing market price per share;

            (q) repurchase agreements and reverse repurchase agreements: repurchase agreements and reverse repurchase agreements will be valued based on their original cost plus accrued interest;

            (r) hedge funds: hedge funds will be priced at the most recent available closing NAV per share;

            (s) equity-linked notes: prices are sourced at the end of the pricing day from approved vendors. The vendor methodology is to source the relevant underlying non-U.S. dollar exchange closing prices and convert them to U.S. dollars; and

            (t) credit-linked notes: prices are sourced on the reference bond consistent with fixed-income security methodology as noted above, which are passed through as the price on the credit-linked note. Alternatively, broker marks are obtained.

            If the Adviser becomes aware of any news/market events that would cause the Valuation Committee to believe the last traded or market-based price, as applicable, does not reflect fair value, the security is then valued in good faith at fair value by, or in accordance with, procedures approved by the Board.

            When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

            Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the ordinarily Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

            Each Fund's Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining the Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

            The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares, Class Z shares and Advisor Class shares are invested together in a single portfolio for each Fund. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

            Dividends paid by the Funds, if any, with respect to Class A, Class B, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

            The following summary addresses only the principal United States federal income tax considerations pertinent to the Funds and to shareholders of the Funds. This summary does not address the United States federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. This summary is based upon the advice of counsel for the Funds and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

            In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of the Fund, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

General
-------

            Each Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met:
(a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of the Fund's assets is invested in (i) securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies),
(ii) securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or (iii) securities of one or more qualified publicly traded partnerships.

            If a Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.


            Each Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year, (ii) 98.2% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year or later, if the Fund is permitted to so elect and so elects, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. Special rules apply to foreign currency gains and certain income derived from passive foreign investment companies for which the Fund has made a "mark-to-market" election. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.


            The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by a Fund and assume that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in a Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions
---------------------------


            Each Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Income dividends and capital gains distributions are paid annually, generally in December. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.


            Some or all of the distributions from the Fund may be treated as "qualified dividend income", taxable to individuals, trusts and estates at the reduced tax rates applicable to long-term capital gains. A distribution from the Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security with respect to which the dividend is paid. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of this preferential tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. The Fund will notify shareholders as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

            Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Funds. Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund.

            After the end of the calendar year, a Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

            Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be a capital gain or loss if a Fund shares are held as a capital asset, and will be a long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be a short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

            Any loss realized by a shareholder on a sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

            Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service (the "IRS") the "cost basis" of shares acquired by a shareholder on or after January 1, 2012 ("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Funds will report the cost basis of such covered shares to the IRSand you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

            Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out
(FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Funds. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then a Fund's default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

            If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

            You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

            Qualified Plans. A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

            Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make required certifications, or is notified by the IRS that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's U.S. federal income tax liability or refunded by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

            Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known.

            If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income (in addition to taxable dividends actually received), their respective pro-rata shares of foreign taxes paid by the Fund; (ii) treat their pro rata share of such foreign taxes as having been paid by them; and (iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by a Fund. A shareholder's foreign tax credit with respect to a dividend received from a Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date.

            Each shareholder will be notified within 60 days after the close of each taxable year of a Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such "pass through" of foreign taxes.

            The federal income tax status of each year's distributions by a Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Funds
--------------------------------------------------

            The following discussion relates to certain significant United States federal income tax consequences to a Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that a Fund will be taxed as a regulated investment company for each of its taxable years.

            Passive Foreign Investment Companies. If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect or is unable to elect to either treat such foreign corporation as a "qualified electing fund" within the meaning of the Code or "mark-to-market" the stock of such foreign corporation, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. A Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A foreign corporation will be treated as a PFIC if, for the taxable year involved, either (i) such foreign corporation derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce or are held for the production of "passive income". A Fund will generally be permitted to elect to "mark-to-market" stock in a PFIC. If a Fund makes such an election, the Fund would include in its taxable income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Fund's taxable income for prior taxable years. A Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. A Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

            Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by a Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

            Gain or loss realized by a Fund on the lapse or sale of put and call options on foreign currencies which are traded OTC or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if a Fund exercises such an option on a foreign currency, or if such an option that a Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded OTC or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

            Tax Straddles. Any option, futures contract or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund, all of the offsetting positions of which consist of section 1256 contracts.

            Currency Fluctuations -- "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends a Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
-----------

            The Funds may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

            Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

            If the income from a Fund is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of the Fund attributable to ordinary income paid to a foreign shareholder by the Fund will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of a Fund attributable to U.S. source portfolio interest income will not be subject to this withholding tax if so designated.

            A foreign shareholder generally would be exempt from Federal income tax on distributions of a Fund attributable to net long-term capital gain and short-term capital gain and on gain realized from the sale or redemption of shares of the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

            If the income from a Fund is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

            The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

            The tax rules of other countries with respect to an investment in a Fund can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

            Subject to the general oversight of the Directors, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions of the Funds. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, a Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

            When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage, research and statistical services provided by the executing broker.

            Neither the Funds nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. A broker-dealer may provide the Adviser with research or related services with an expectation, but not necessarily an explicit agreement or contract, that the Adviser will use the broker-dealer to execute client transactions in the future. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impracticable to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which a Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client's accounts but not all such services may be used by the Adviser in connection with the Fund.

            The extent to which commissions that will be charged by broker-dealers selected by a Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio transactions could be useful and of value to the Adviser in servicing its other clients as well as the Fund; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Fund.

            A Fund may deal in some instances in securities that are not listed on a national securities exchange but are traded in the OTC market. It may also purchase listed securities through the third market, (i.e., from a dealer) that is not a member of the exchange on which a security is listed. Where transactions are executed in the OTC or third market, a Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases, a Fund will attempt to negotiate best execution.

            Transactions for a Fund in fixed-income securities, including transactions in listed securities, are executed in the OTC market by approximately fifteen principal market maker dealers with whom the Adviser maintains regular contact. These transactions will generally be principal transactions at net prices and the Fund will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

            A Fund's portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign OTC markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. OTC transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

            Investment decisions for a Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed in accordance with a similar strategy by the Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

            Allocations are made by the officers of a Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

            The amount of aggregate brokerage commissions paid by the Funds during the three most recent fiscal years (or since inception), the related commissions allocated to persons or firms because of research services provided to the Fund or the Adviser during the most recent fiscal year and the aggregate amount of transactions allocated to persons or firms because of research services provided to the Fund or the Adviser during the most recent fiscal year (or since inception) are as follows:


                                                                                                    Aggregate
                                                                                                    Amount of
                                                                                                    Brokerage
                                                                                                    Transactions
                                                                            Commissions             Allocated to
Fiscal Year or                                                              Allocated to Persons    Persons or Firms
Period                                                  Amount              or Firms Because of     Because of
Ended                                                   of Aggregate        Research Services       Research Services
July 31/                                                Brokerage           Provided to the Fund    to the Fund or
June 30               Fund                              Commissions         or the Adviser          the Adviser
-------               ----                              -----------         --------------          -----------


2017                  Growth Fund                              $166,348            $147,887               $624,362,136
2016                                                            260,301
2015                                                            329,600

2017                  Large Cap Growth                       $1,067,831             $752,188            $3,902,860,357
2016                                                          1,370,711
2015                                                          1,111,586

2017                  Concentrated Growth                       $53,818              $49,656              $168,410,338
2016                                                            152,736
2015                                                             80,088

2017                  Discovery Growth                       $1,395,964           $1,222,054            $2,015,125,861
2016                                                          1,788,577
2015                                                          1,603,644

2017                  Small Cap Growth                         $860,663             $762,019            $1,122,687,064
2016                                                          1,470,723
2015                                                          1,545,760

2017                  Select US Equity                         $556,033             $466,595            $1,147,016,691
2016                                                            689,184
2015                                                            908,819

2017                  Select US Long/Short                   $2,092,664(1)        $1,759,415            $5,758,940,330
2016                                                          3,760,128
2015                                                          5,588,002

2017                  Sustainable Global Thematic              $425,845             $324,186              $614,675,331
2016                                                            455,848
2015                                                            545,931

2017                  International Growth                     $229,923           $1,224,221            $3,184,996,467
2016                                                            335,810
2015                                                            267,200

2017                  Global Core Equity                       $181,677             $132,718              $219,905,214
2016                                                            121,337
2015                                                             60,019

2017                  International Strategic Core              $25,261              $19,251               $27,986,534
2016                                                              4,135

                      Concentrated International
2017                  Growth                                    $23,195               $7,146               $13,302,541
2016                                                              1,143
2015                                                              1,099
--------
(1)   The aggregate dollar amount of brokerage commissions paid in the 2017 fiscal year differed materially from the aggregate dollar amount of brokerage commissions paid in the 2015 fiscal year due to a change in the number of portfolio transactions effected by the Adviser.



            A Fund may, from time to time, place orders for the purchase or sale of securities (including listed call options) with SCB & Co. and SCB Limited (a United Kingdom broker-dealer), affiliates of the Adviser (the "Affiliated Brokers"). In such instances, the placement of orders with the Affiliated Brokers would be consistent with the Fund's objective of obtaining the best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Funds), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

            The aggregate amount of brokerage commissions paid to the Affiliated Brokers during each Fund's three most recent fiscal years (or since inception) and, during the most recent fiscal year (or since inception), the Affiliated Brokers' percentage of aggregate brokerage commissions and the aggregate dollar amount of brokerage transactions, respectively, are as follows:

                                                        Aggregate                                 % of Fund's
                                                        Amount                                    Aggregate Dollar
                                                        of Brokerage       % of Fund's            Amount of Brokerage
Fiscal Year                                             Commissions        Aggregate Brokerage    Transactions
Ended                                                   Paid to            Commissions            Involving Payment of
July 31/                                                Affiliated         Paid to Affiliated     Commissions through
June 30               Fund                              Brokers            Brokers                Affiliated Brokers
-------               ----                              ------------       ---------------        ------------------


2017                  Growth Fund                                $0                 0.00%                 0.00%
2016                                                          1,632
2015                                                            548

2017                  Large Cap Growth                           $0                  0.00%                0.00%
2016                                                            614
2015                                                            710

2017                  Concentrated Growth                        $0                  0.00%                0.00%
2016                                                              0
2015                                                            175

2017                  Discovery Growth                         $862                  0.06%                0.05%
2016                                                          1,003
2015                                                             70

2017                  Small Cap Growth                          $51                  0.01%                0.00%
2016                                                          1,187
2015                                                            167

2017                  Select US Equity                           $0                  0.00%                0.00%
2016                                                              0
2015                                                              0

2017                  Select US Long/Short                       $0                  0.00%                0.00%
2016                                                              0
2015                                                              0

2017                  Sustainable Global Thematic                $0                  0.00%                0.00%
2016                                                              0
2015                                                              0

2017                  International Growth                       $0                  0.00%                0.00%
2016                                                              0
2015                                                              0

2017                  Global Core Equity                         $0                  0.00%                0.00%
2016                                                              0
2015                                                              9

2017                  International Strategic Core               $0                  0.00%                0.00%
2016                                                              0

                      Concentrated International
2017                  Growth                                     $0                  0.00%                0.00%
2016                                                              0
2015                                                              0



Disclosure of Portfolio Holdings
--------------------------------

            Each Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, each Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

            The Adviser has adopted, on behalf of each Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of a Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

            Each Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.abfunds.com). The Adviser generally posts on the website a complete schedule of the Fund's portfolio securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the Fund's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

            The Adviser may distribute or authorize the distribution of information about a Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Fund by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about the Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

            Before any non-public disclosure of information about a Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

            The Adviser has established procedures to ensure that each Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

            In accordance with these procedures, each of the following third parties has been approved to receive information concerning each Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

Growth Fund

            The Fund is a series of the AB Portfolios which is organized as a Massachusetts business trust (the "Trust") under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having seven separate portfolios, including the Fund each of which is represented by a separate series of shares. The name of the Trust was changed from "The Alliance Portfolios" to the "AllianceBernstein Portfolios", and the name of the Fund was changed from "Alliance Growth Fund" to "AllianceBernstein Growth Fund" on March 31, 2003. The name of the Trust was changed from the "AllianceBernstein Portfolios" to "AB Portfolios", and the name of the Fund was changed from "AllianceBernstein Growth Fund" to "AB Growth Fund" on January 20, 2015.

            The Declaration of Trust permits the Directors to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of the Fund and each class thereof do not have any preemptive rights. Upon termination of the Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

            The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least a majority of the outstanding shares of the Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

            Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Growth Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

Large Cap Growth

            The Fund is a Maryland corporation organized in 1992. The name of the Fund became "Alliance Premier Growth Fund, Inc." on August 3, 1992, and "AllianceBernstein Premier Growth Fund, Inc." on March 31, 2003. The Fund changed its name to "AllianceBernstein Large Cap Growth Fund, Inc." on December 15, 2004, and "AB Large Cap Growth Fund" on January 20, 2015.

Concentrated Growth

            The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2013 under the name "AllianceBernstein Concentrated Growth Fund". The Fund changed its name to "AB Concentrated Growth Fund" on January 20, 2015.

            The Fund commenced operations on February 24, 1994 as the W.P. Stewart & Co. Growth Fund, Inc., a Maryland corporation, the assets and liabilities of which were acquired effective November 30, 2009 by the W.P. Stewart & Co. Growth Fund (together, the "Predecessor Fund"). As of the close of business on February 28, 2014, the Predecessor Fund was reorganized into the Fund.

Discovery Growth

            The Fund was organized as a Maryland corporation in 1979 under the name Chemical Fund, Inc. and is the successor to a Delaware corporation of the same name organized in 1938. The name of the Fund became "The Alliance Fund, Inc." on March 13, 1987, "Alliance Mid-Cap Growth Fund, Inc." on February 1, 2002, "AllianceBernstein Mid-Cap Growth Fund, Inc." on March 31, 2003, "AllianceBernstein Small/Mid Cap Growth Fund, Inc." on November 3, 2008, "AllianceBernstein Discovery Growth Fund, Inc." on November 1, 2012 and "AB Discovery Growth Fund" on January 20, 2015.

Small Cap Growth

            The Fund was originally organized under the name Quasar Associates, Inc. as a Delaware corporation on August 5, 1968 and, effective April 27, 1989, was reorganized as a corporation under the laws of Maryland under the name "Alliance Quasar Fund, Inc." The name of the Fund was changed to "AllianceBernstein Small Cap Growth Fund, Inc." on November 1, 2003 and became a series of AB Cap Fund, Inc. on September 8, 2004. The Fund changed its name to "AB Small Cap Growth Portfolio" on January 20, 2015.

Select US Equity

            The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2011 under the name "AllianceBernstein Select US Equity Portfolio" and changed its name to "AB Select US Equity Portfolio" on January 20, 2015.

Select US Long/Short

            The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2012 under the name "AllianceBernstein Select US Long/Short Portfolio" and changed its name to "AB Select US Long/Short Portfolio" on January 20, 2015.

Sustainable Global Thematic

            The Fund is a Maryland corporation organized in 1980 under the name "Alliance Technology Fund, Inc." The name of the Fund became "AllianceBernstein Technology Fund, Inc." on March 31, 2003, "AllianceBernstein Global Technology Fund, Inc." on December 15, 2004, "AllianceBernstein Global Thematic Growth Fund, Inc." on November 3, 2008, "AB Global Thematic Growth Fund" on January 20, 2015, and "AB Sustainable Global Thematic Fund" on October 31, 2016.

International Growth

            The Fund is a Maryland corporation organized in 1994 under the name "Alliance Worldwide Privatization Fund, Inc." The name of the Fund became "AllianceBernstein Worldwide Privatization Fund, Inc." on March 31, 2003 and "AllianceBernstein International Growth Fund, Inc." on May 13, 2005. The Fund changed its name to "AB International Growth Fund" on January 20, 2015.

Global Core Equity

            The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2014 under the name "AllianceBernstein Global Core Equity Portfolio". The name of the Fund was changed from "AllianceBernstein Global Core Equity Portfolio" to "AB Global Core Equity Portfolio" on January 20, 2015.

International Strategic Core


            The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2015 under the name "AB International Strategic Core Portfolio".

Concentrated International Growth

            The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2014 under the name "AllianceBernstein Concentrated Global Growth Portfolio" and changed its name to "AB Concentrated International Growth Portfolio" on February 5, 2015.


All Funds
---------

            It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

            A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then-current NAV of the Fund represented by the redeemed shares less any applicable CDSC. A Fund is empowered to establish, without shareholder approval, additional classes of shares within the Fund. If an additional class were established, each share of the class would normally be entitled to one vote for all purposes. Generally, shares of each class would vote together as a single class on matters, such as the election of Directors, that affect each class in substantially the same manner. Each class of shares of a Fund has the same rights and is identical in all respects, except that each of Class A, Class B, Class C, Class R and Class K shares of a Fund bears its own distribution expenses; Class B shares convert to Class A shares under certain circumstances; and Class C shares convert to Class A shares under certain circumstances. Each class of shares of a Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.


Principal and Controlling Holders
---------------------------------

                                 AB GROWTH FUND

            To the knowledge of the Fund, as of October 2, 2017, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of this Fund:

                                                              Number of
Name and Address                                              Shares of Class                       % of Class
----------------                                              ---------------                       ----------

Class A
-------
MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                              942,480                      10.20%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
  Jersey City, NJ 07311                                                   864,343                       9.35%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ  07310                                                    530,040                       5.74%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                478,556                       5.18%

Wells Fargo Clearing Services LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                                763,817                       8.27%

Class C
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                                                 55,023                     8.83%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091                                                     35,405                     5.90%

MLPF&S for the Sole Benefit of its
Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                                                 46,889                     7.81%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                        44,732                     7.45%

National Financial Services LLC For
the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ  07310                                                       53,577                     8.92%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                   46,860                     7.80%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                                               125,978                    20.98%

Wells Fargo Clearing Services, LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                                   36,827                     6.13%

Advisor Class
-------------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                                                 32,228                     6.08%

MLPF&S for the Sole Benefit of its
Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                                                 87,141                    16.43%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                       106,436                    20.07%

National Financial Services LLC For
the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                        67,717                    12.77%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                   38,170                     7.20%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                                                     65,501                    12.35%

Wells Fargo Clearing Services, LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                                   47,434                     8.94%

Class R
-------

Hartford Life Insurance Company
Separate Account 401
Attn: UIT Operations
P.O. Box 2999
Hartford, CT  06104-2999                                                     17,562                    47.93%

MLPF&S for the Sole Benefit of its
Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                                   4,267                    11.65%

Reliance Trust Company Custodian FBO
MassMutual Omnibus PPL
P.O. Box 28004
Atlanta, GA  30358-0004                                                      11,922                    32.54%

Class K
-------

Ascensus Trust Company C/F
Luken LLC 401K & PS
P.O. Box 10758
Fargo, ND 58106-0758                                                          2,323                    12.23%

Great-West Trust Company, LLC TTEE C
Apex Technical School Inc. 401K
8515 East Orchard Road, #2T2
Greenwood Village, CO  80111-5002                                             1,047                     5.51%

Great-West Trust Company, LLC TTEE C
The Office Furniture Warehouse PSP
c/o Fascore LLC
8515 East Orchard Road, #2T2
Greenwood Village, CO  80111-5002                                             2,008                    10.57%

Great-West Trust Company, LLC TTEE C
Rowbotham & Company LLP 401K
8515 East Orchard Road, #2T2
Greenwood Village, CO  80111-5002                                             1,048                     5.52%

Great-West Trust Company, LLC TTEE C
Sucherman-Insalaco LLC RP
8515 East Orchard Road, #2T2
Greenwood Village, CO  80111-5002                                             5,005                    26.35%

Great-West Trust Company, LLC TTEE F
Aaronson, Dickerson, Cohn & Lanzone APC 401K
c/o Fascore LLC
8515 East Orchard Road, #2T2
Greenwood Village, CO  80111-5002                                             2,237                    11.78%

Luciano Prida & Company PA
401K Plan
1106 N. Franklin Street
Tampa, FL 33602-3841                                                          3,807                    20.05%

Class I
-------

NFS LLC FEBO
US Bank National Association
Omnibus Reinvest/Reinvest
1555 N. Rivercenter Dr., Suite 302
Milwaukee, WI 53212-3958                                                    168,607                    99.70%

            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 2, 2017.

                            AB LARGE CAP GROWTH FUND

            To the knowledge of the Fund, as of October 2, 2017, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of this Fund:

                                                                        Number of
Name and Address                                                        Shares of Class                % of Class
----------------                                                        ---------------                ----------

Class A
-------
Charles Schwab & Co.
211 Main Street
San Francisco, CA 94105-1905                                            2,523,614                       5.79%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                                            6,895,835                      15.83%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                   2,448,292                       5.62%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                   3,590,038                       8.24%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                              3,676,109                       8.44%

Wells Fargo Clearing Services LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                              3,484,443                       8.00%

Class B
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                 35,824                       6.01%

Class C
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                                              596,553                       6.48%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                             1,597,223                      17.35%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                   1,322,537                      14.36%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                     673,351                       7.31%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                869,415                       9.44%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                                             533,462                       5.79%

Wells Fargo Clearing Services LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                              1,515,180                      16.46%

Advisor Class
-------------

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091                                                4,041,946                       9.61%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                             4,469,920                      10.62%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ  07311                                                  3,159,056                       7.51%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                   4,806,537                      11.42%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                              3,332,502                       7.92%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                                           2,551,204                       6.06%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                                                2,515,682                       5.98%

Wells Fargo Clearing Services LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                              3,956,628                       9.40%

Class R
-------

Capital Bank & Trust Company TTEE F
CHC Retirement Savings Plan
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                           63,401                       5.19%

DCGT Trustee and/or Custodian
FBO PLIC Various Retirement Plans
Omnibus
Attn: NPIO Trade Desk
711 High Street
Des Moines, IA 50392-0001                                                  61,924                       5.07%

Matrix Trust Company Cust. FBO
Greenwich Public School (CT) 403(B)
717 17th Street, Suite 1300
Denver, CO 80202-3304                                                      62,830                       5.15%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                               254,143                      20.82%

Class K
-------

Great-West Trust Company, LLC
TTEE F
Fragomen Del Ray Bernsen & Loewy LLP 401K
c/o Fascore LLC
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                          194,032                       9.63%

Nationwide Trust Company FSB
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                                                   397,866                      19.74%

Class I
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                                              260,642                       5.03%

DCGT Trustee and/or Custodian
FBO PLIC Various Retirement Plans
Omnibus
Attn: NPIO Trade Desk
711 High Street
Des Moines, IA 50392-0001                                                 264,812                       5.11%

FIIOC as Agent for Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1987                                                  441,539                       8.52%

Nationwide Trust Company FSB
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                                                 1,160,653                      22.39%

NFS LLC FEBO
Reliance Trust Company TTEE/CUST for TRS FBO Various
Retirement Plans
1150 S. Olive St., Suite 2700
Los Angeles, CA 90015-2211                                                303,856                       5.86%

Patterson & Co. FBO
USI 401(k) Plan
1525 West W.T. Harris Blvd.
Charlotte, NC 28288-1076                                                  528,307                      10.19%

Reliance Trust Company TTEE
ADP Access Large Market 401K
1100 Abernathy Rd.
Atlanta, GA 30328-5620                                                    578,587                      11.16%

Class Z
-------

Matrix Trust Company Trustee
MFA Retirement Plans
717 17th Street, Suite 1300
Denver, CO 80202-3304                                                     573,073                       6.67%

Mid Atlantic Trust Co FBO
Dinsdale Financial Institutions 401
1251 Waterfront Pl., Ste. 525
Pittsburgh, PA 15222-4228                                                 456,383                       5.31%

US Bank NA FBO
Cedars-Sinai Health System
Mutual Funds
P.O. Box 1787
Milwaukee, WI 53201-1787                                                  646,450                       7.52%

Voya Retirement Insurance and Annuity Co.
Qualified Plan
1 Orange Way #B3N
Windsor, CT 06095-4773                                                    992,509                      11.55%

            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 2, 2017.

                          AB CONCENTRATED GROWTH FUND

            To the knowledge of the Fund, as of October 2, 2017, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of this Fund:

                                                                        Number of
Name and Address                                                        Shares of Class                % of Class
----------------                                                        ---------------                ----------

Class A
-------

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                     140,849                      19.06%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                      95,917                      12.98%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                242,295                      32.79%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                                                   78,684                      10.65%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                               100,659                      17.46%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                     299,466                      51.94%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                      36,310                       6.30%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                 35,867                       6.22%

Advisor Class
-------------

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                   1,502,457                      16.20%

Class R
-------

AllianceBernstein L.P.
Attn: Brent Mather-Seed Account
1 N. Lexington Avenue
White Plains, NY 10601-1712                                                   402                      99.97%

Class K
-------

Great-West Trust Company, LLC TTEE
FBO Certified Services LLC
401(K) Retirement Savings Plan
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                            1,543                      11.31%

Great-West Trust Company, LLC TTEE
FBO Innovim LLC
401(K) Profit Sharing Plan
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                            1,003                       7.35%

Great-West Trust Company, LLC TTEE
FBO Philadelphia Eye Associates LTD
401(K) Profit Sharing Plan
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                            1,005                       7.37%

Great-West Trust Company, LLC TTEE
FBO Sterling Ruby Studio Inc.
Profit Sharing Plan & Trust
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                            3,680                      26.97%

Peter/George/Edwin Kunhardt
FBO Kunhardt Films LLC Incentive
48 Wheeler Ave
Pleasantville, NY 10570-3046                                                5,289                      38,77%

Class I
-------

AllianceBernstein L.P.
Attn: Brent Mather-Seed Account
1 N. Lexington Avenue
White Plains, NY 10601-1712                                                   406                      99.97%

Class Z
-------

AB MMSRetirement Vintage 2025
1345 Avenue of the Americas
New York, NY 10105-0302                                                   125,910                       6.39%

AB MMSRetirement Vintage 2035
1345 Avenue of the Americas
New York, NY 10105-0302                                                   145,084                       7.36%

AB MMSRetirement Vintage 2040
1345 Avenue of the Americas
New York, NY 10105-0302                                                   158,769                       8.06%

AB MMSRetirement Vintage 2045
1345 Avenue of the Americas
New York, NY 10105-0302
                                                                          134,422                       6.82%
AXA Versicherungen AG
General-Guisanstr. 40
Winterthur ZH 8400
Switzerland                                                             1,160,767                      58.91%

            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 2, 2017.

                            AB DISCOVERY GROWTH FUND

            To the knowledge of the Fund, as of October 2, 2017, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of this Fund:

                                                                        Number of
Name and Address                                                        Shares of Class                % of Class
----------------                                                        ---------------                ----------

Class A
-------
MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                             2,934,340                       5.31%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                   2,893,607                       5.23%

Wells Fargo Clearing Services LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                              3,298,418                       5.96%

Class B
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                  8,382                       6.31%

Class C
-------

MLPF&S For the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                               846,548                      16.63%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                     617,143                      12.12%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                     326,698                       6.42%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                548,292                      10.77%

Wells Fargo Clearing Services, LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                                926,816                      18.21%

Class R
-------

American United Life Cust
FBO American United Trust
Separate Accounts Administration
P.O. Box 368
Indianapolis, IN 46206-0368                                               160,312                       8.84%

American United Life Cust
FBO AUL American Group
Retirement Annuity
Separate Accounts Administration
P.O. Box 368
Indianapolis, IN 46206-0368
                                                                          394,162                      21.73%
MassMutual Financial Group Cust
FBO Massachusetts Mutual Insurance Company
1295 State Street
Springfield, MA 01111-0001                                                131,702                       7.26%

Voya Retirement Insurance and Annuity Co.
Qualified Plan
1 Orange Way # B3N
Windsor, CT 06095-4773                                                    155,709                       8.59%

Class K
-------

Ascensus Trust Company
FBO International Integrated Solutions Ltd.
401(K) Profit Sharing Plan and Trust
P.O. Box 10758
Fargo, ND 58106-0758                                                       77,887                       5.19%

Nationwide Trust Company FSB
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                                                    83,043                       5.54%

Nationwide Trust Company FSB
FBO Participating Retirement Plans
TPA-NTC
IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                                                    92,265                       6.15%

Class I
-------

FIIOC as Agent for Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1987                                                  411,483                       6.05%

Great-West Trust Company, LLC TTEE
F Employee Benefits Clients 401K
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                          521,026                       7.66%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                               495,330                       7.28%

PIMS/Prudential Retirement as Nominee for the
TTEE/Cust PL
WME IMG Profit Sharing
9601 Wilshire Blvd.
Beverly Hills, CA 90210-5213                                            1,464,666                      21.52%

Sanford Bernstein & Co. LLC
One North Lexington Avenue
White Plains, NY 10601-1712                                               558,589                       8.21%

Vanguard Fiduciary Trust Co.
FBO Concur Technologies 401K
Attn Investment Services
P.O. Box 2600
Valley Forge, PA 19482-2600                                               923,776                      13.57%

Class Z
-------

AB Tax Managed Wealth Appreciation
1345 Avenue of the Americas
New York, NY 10105-0302                                                 1,524,689                       5.87%

AB Wealth Appreciation Strategy
1345 Avenue of the Americas
New York, NY 10105-0302                                                 2,896,718                      11.15%

SEI Private Trust C/O Citizens of RI
(CT Laborers Pension -Pooled Funds)
Attn Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456-9989                                                     3,945,865                      15.19%

Voya Institutional Trust Company
Trustee or Custodian for
Core Market Retirement Plans
30 Braintree Hill Office Park
Braintree, MA 02184-8747                                                5,798,070                      22.32%

Wells Fargo Bank FBO
Various Retirement Plans
1525 West W.T. Harris Blvd.
Charlotte, NC 28288-1076                                                9,225,304                      35.51%

            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 2, 2017.

                         AB SMALL CAP GROWTH PORTFOLIO

            To the knowledge of the Fund, as of October 2, 2017, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of this Fund:

                                                                        Number of
Name and Address                                                        Shares of Class                % of Class
----------------                                                        ---------------                ----------

Class A
-------
MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                               617,575                       6.62%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                                78,170                      10.03%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                     232,273                      29.79%

National Financial Services LLC For the Exclusive
Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                      72,717                       9.33%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                 42,471                       5.45%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                                              40,169                       5.15%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                                                   58,957                       7.56%

Wells Fargo Clearing Services LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                                 94,770                      12.15%

Advisor Class
-------------

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091                                                  586,606                      10.18%

Maril & Co. FBO 5A
c/o BMO Harris Bank NA
Attn: MF
480 Pilgrim Way
Suite 1000
Green Bay, WI 54304-5280                                                  308,550                       5.36%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                   2,415,358                      41.93%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                                                  479,954                       8.33%

Wells Fargo Clearing Services LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                                341,770                       5.93%

Class R
-------

American United Life Cust
FBO American United Trust
Separate Accounts Administration
P.O. Box 368
Indianapolis, IN 46206-0368                                                47,187                       7.23%

American United Life Cust
FBO AUL American Group Retirement Annuity
Separate Accounts Administration
P.O. Box 368
Indianapolis, IN 46206-0368                                                73,395                      11.24%

NFS LLC FEBO
Reliance Trust Company TTEE/CUST for TRS FBO Various
Retirement Plans
1150 S. Olive St., Ste. 2700
Los Angeles, CA 90015-2211                                                 81,883                      12.54%

State Street Bank and Trust as TTEE and/or
Cust FBO ADP Access Product
1 Lincoln Street
Boston, MA  02111-2901                                                    153,015                      23.44%

Voya Retirement Insurance and Annuity Co.
Qualified Plan
1 Orange Way # B3N
Windsor, CT 06095-4773                                                     35,776                       5.48%

Class K
-------

FIIOC as Agent for Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1987                                                   41,070                       5.31%

Great-West Trust Company, LLC
TTEE F
Fragomen Del Ray Bernsen & Loewy LLP 401K
c/o Fascore LLC
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                           91,808                      11.86%

Nationwide Trust Company FSB
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                                                    98,365                      12.71%

NFS LLC FEBO
Transamerica Life Ins. Co.
1150 S. Olive St.
Los Angeles, CA 90015-2211                                                230,089                      29.73%

Class I
-------

FIIOC as Agent for Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1987                                                1,588,787                      26.31%

John Hancock Trust Company LLC
Annuity Plan of Local #86 IBEW
690 Canton Street, Suite 100
Westwood, MA 02090-2324                                                   308,638                       5.11%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                             1,391,023                      23.04%

State of South Carolina Trustee
FBO State of South Carolina 401K
c/o Fascore LLC
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                          737,793                      12.22%

Class Z
-------

Great-West Trust Company, LLC
TTEE F
The Fifth Third Bancorp Master Prof
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                          916,965                      48.83%

NFS LLC FEBO
FIIOC Agent FBO Qualified Employee
Plans 401K FINOPS-IC Funds
100 Magellan Way KWIC
Covington, KY 41015-1987                                                  186,887                       9.95%

Sanford Bernstein & Co. LLC
1 N. Lexington Avenue
White Plains, NY 10601-1712                                               268,664                      14.31%

Sanford Bernstein & Co. LLC
1 N. Lexington Avenue
White Plains, NY 10601-1712                                               147,266                       7.84%

            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 2, 2017.

                         AB SELECT US EQUITY PORTFOLIO

            To the knowledge of the Fund, as of October 2, 2017, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of this Fund:

                                                                        Number of
Name and Address                                                        Shares of Class                % of Class
----------------                                                        ---------------                ----------

Class A
-------
Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                                               45,436                       6.51%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                                56,482                       8.10%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                      83,810                      12.01%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                175,927                      25.22%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                                              50,455                       7.23%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                                                   58,795                       8.43%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                                95,193                      12.96%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                     198,969                      27.09%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                197,578                      26.90%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                                              39,351                       5.36%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                                                   71,827                       9.78%

Advisor Class
-------------

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                   2,629,136                      18.77%

Class R
-------

AllianceBernstein L.P.
Attn: Brent Mather-seed Acct
1 N. Lexington Avenue
White Plains, NY 10601-1712                                                 1,006                      99.98%

Class K
-------

Great-West Trust Company, LLC TTEE C
Digestive Healthcare of Georgia PC
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                           82,859                      50.56%

Great-West Trust Company, LLC TTEE
FBO Klatte Budenslek & Young-Agriesti LLP 401K Plan
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                           21,993                      13.42%

Great-West Trust Company, LLC TTEE
FBO Melinta Therapeutics 401K Plan
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                           19,266                      11.76%

Great-West Trust Company, LLC TTEE
FBO Solsbury Hill 401K Plan
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                           24,089                      14.70%

Class I
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                                              410,873                      44.29%

NFS LLC FEBO
Charitable Gift Legacy Pool
Attn: Unitized Group
1 Spartan Way
Merrimack, NH 03054-4300                                                  467,638                      50.41%

            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 2, 2017.

                       AB SELECT US LONG/SHORT PORTFOLIO

            To the knowledge of the Fund, as of October 2, 2017, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of this Fund:


                                                                        Number of
Name and Address                                                        Shares of Class                % of Class
----------------                                                        ---------------                ----------

Class A
-------
Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                                              477,727                       5.66%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091                                                  440,845                       5.23%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                   1,216,784                      14.43%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                   1,737,582                      20.60%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                                             1,685,545                      19.99%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                                                  943,032                      11.18%

Wells Fargo Clearing Services LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                                584,646                       6.93%

Class C
-------

MLPF&S For the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                               611,058                       7.04%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                   2,675,594                      30.83%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                                             1,047,670                      12.07%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                                                1,511,251                      17.41%

Wells Fargo Clearing Services LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                                988,013                      11.38%

Advisor Class
-------------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                                            4,241,045                       7.67%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091                                                4,977,731                       9.00%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                  12,638,455                      22.86%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                   5,619,549                      10.16%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                              3,846,782                       6.96%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                                           4,191,822                       7.58%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                                                9,727,176                      17.59%

Wells Fargo Clearing Services LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                              3,176,668                       5.75%

Class R
-------

Matrix Trust Company Cust. FBO
Innovative Combustion Tech Inc. 401(K)
717 17th Street, Ste. 1300
Denver, CO 80202-3304                                                       9,325                      28.38%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                      13,919                      42.36%

Raymond James & Assoc Inc.
FBO Iowa Clinic PSP 401K
Gregg Polzin MD
J. Willian Holtze MD TTEE
P.O. Box 71483
Clive, IA 50325-0483                                                        9,611                      29.25%

Class K
-------

AllianceBernstein L.P.
Attn: Brent Mather-Seed Acct
1 N. Lexington Avenue
White Plains, NY 10601-1712                                                 1,000                      99.98%

Class I
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                                              917,411                      97.18%

            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 2, 2017.

                      AB SUSTAINABLE GLOBAL THEMATIC FUND

            To the knowledge of the Fund, as of October 2, 2017, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of this Fund:


                                                                        Number of
Name and Address                                                        Shares of Class                % of Class
----------------                                                        ---------------                ----------

Class A
-------
MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                               525,074                       9.52%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                     436,851                       7.92%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                     310,991                       5.64%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                377,340                       6.84%

Wells Fargo Clearing Services LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                                460,153                       8.34%

Class B
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                  5,426                       5.32%

Class C
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                                               26,887                      10.63%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091                                                   17,176                       6.79%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                                38,608                      15.27%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                      31,901                      12.62%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                      33,514                      13.25%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                 14,230                       5.63%

Advisor Class
-------------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                                              133,073                       8.60%

MLPF&S for the Sole Benefit of Its Customers
Attn:  Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                               142,535                       9.22%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                     142,023                       9.18%

Class R
-------

Ascensus Trust Company FBO
Asani Solutions 401(K) Plan
P.O. Box 10758
Fargo, ND 58106-0758                                                        2,063                       7.15%

State Street Bank and Trust as TTEE and/or
Cust FBO ADP Access Product
1 Lincoln Street
Boston, MA 02111-2901                                                       5,739                      19.89%

State Street Bank and Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
1 Lincoln Street
Boston, MA 02111-2900                                                       2,401                       8.32%

Steven Field and Ryan Goosen TTEES
INRAD Inc. 401K
c/o Fascore LLC
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                            3,518                      12.19%

Class K
-------

Great-West Trust Company, LLC
TTEE F
Fragomen Del Ray Bernsen & Loewy LLP 401K
c/o Fascore LLC
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                           80,292                      76.23%

Class I
-------

Great-West Trust Company, LLC
TTEE F
Employee Benefits Clients 401K
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                            1,879                      26.56%

Mid Atlantic Trust Co FBO Healthview Services LLC
401(K) PSP & Trust
1251 Waterfront Pl., Ste. 525
Pittsburgh, PA 15222-4228                                                     792                      11.19%

TD Ameritrade FBO
Voya Institutional Trust Co. as Custodian PSP for
Emp. of AllianceBernstein LP
FBO Benjamin Ruegsegger
Bryn Mawr, PA 19010-3825                                                    1,714                      24.23%

TD Ameritrade FBO
Voya Institutional Trust Co. as Custodian PSP for
Emp. of AllianceBernstein LP
FBO Bradley H. Robinson
New York, NY 10012-3074                                                       454                       6.41%

TD Ameritrade FBO
Voya Institutional Trust Co. as Custodian PSP for
Emp. of AllianceBernstein LP
FBO Daniel C Roarty
Villanova, PA 19085-2120                                                    1,393                      19.69%

            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 2, 2017.

                          AB INTERNATIONAL GROWTH FUND

            To the knowledge of the Fund, as of October 2, 2017, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of this Fund:


                                                                        Number of
Name and Address                                                        Shares of Class                % of Class
----------------                                                        ---------------                ----------

Class A
-------
MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                             1,240,082                       9.91%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                   1,029,269                       8.22%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                     716,347                       5.72%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                742,673                       5.93%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                                                  702,110                       5.61%

Wells Fargo Clearing Services LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                                802,691                       6.41%

Class C
-------

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091                                                   51,173                       6.27%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                               129,607                      15.87%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                     117,123                      14.35%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                      95,487                      11.70%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                                              48,610                       5.95%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                                                   47,411                       5.81%

Wells Fargo Clearing Services LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                                 53,563                       6.56%

Advisor Class
-------------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-4151                                              250,299                      11.65%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                               200,992                       9.36%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                                                     203,927                       9.49%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                                                     181,442                       8.45%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Boulevard, 5th Floor
Weehawken, NJ 07086-6761                                                  398,328                      18.54%

Wells Fargo Clearing Services LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                                370,726                      17.26%

Class R
-------

American United Life Cust. FBO
American United Trust
Separate Accounts Administration
P.O. Box 368
Hartford, CT 06104-2999                                                    31,989                       5.05%

Hartford Life Insurance Company
Separate Account 401
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                                                   189,229                      29.88%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                                               102,799                      16.23%

Reliance Trust Company Custodian
FBO MassMutual Omnibus PPL
P.O. Box 48529
Atlanta, GA 30362-1529                                                     61,409                       9.70%

State Street Bank and Trust as TTEE and/or
Cust FBO ADP Access Product
1 Lincoln Street
Boston, MA 02111-2901                                                      35,485                       5.60%

Class K
-------

Ascensus Trust Company
FBO International Integrated Solutions
401(K) Profit Sharing Plan & Trust
P.O. Box 10758
Fargo, ND 58106-0758                                                       23,802                       6.99%

Ascensus Trust Company FBO Stepbrand Enterprises
401(K) PS Plan & Trust
P.O. Box 10758
Fargo, ND 58106-0758                                                       24,893                       7.31%

Great-West Trust Company, LLC
TTEE C
Digestive Healthcare of Georgia  PC
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                           32,902                       9.66%

Great-West Trust Company, LLC TTEE
FBO Hamilton Cardiology Associates P.A. 401K Plan
8515 East Orchard Road, #2T2
Greenwood Village, CO 80111-5002                                           26,496                       7.78%

Lincoln Retirement Services Company, LLC
FBO Texas A&M 403B ORP
P.O. Box 7876
Fort Wayne, IN 46801-7876                                                  19,767                       5.80%

Lincoln Retirement Services Company, LLC
FBO Univ of Texas ORP
P.O. Box 7876
Fort Wayne, IN 46801-7876                                                  22,340                       6.56%

Class I
-------

FIIOC as Agent for Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1987                                                   38,382                      38.54%

Nationwide Trust Company FSB
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029                                                    20,783                      20.87%

Sanford Bernstein & Co. LLC
1 N. Lexington Avenue
White Plains, NY 10601-1712                                                13,567                      13.62%

T. Rowe Price Retirement Plan Services
Retirement Plan Clients
4515 Painters Mill Road
Owings Mills, MD 21117-4903                                               11,237                      11.28%

TD Ameritrade FBO
Voya Institutional Trust Co. as Custodian PSP for Emp. of
AllianceBernstein LP
FBO Daniel C. Roarty
Villanova, PA 19085-2120                                                   6,182                       6.21%

            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 2, 2017.

                        AB GLOBAL CORE EQUITY PORTFOLIO

            To the knowledge of the Fund, as of October 2, 2017, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of this Fund:


                                                                        Number of
Name and Address                                                        Shares of Class                % of Class
----------------                                                        ---------------                ----------

Class A
-------

Ascensus Trust Company
FBO Lawrence P. Lotzof DDS
APC Retirement Savings
401K Plan
P.O. Box 10758
Fargo, ND 58106-0758                                                       36,699                       7.00%

Sanford Bernstein & Co. LLC
1 N. Lexington Avenue
White Plains, NY 10601-1712                                               291,275                      55.58%

Sanford Bernstein & Co. LLC
1 N. Lexington Avenue
White Plains, NY 10601-1712                                                43,216                       8.25%

Class C
-------

AllianceBernstein L.P.
Attn: Brent Mather-Seed Account
1 N. Lexington Avenue
White Plains, NY 10601-1712                                                 1,000                      13.09%

Ascensus Trust Company
C/F Tae H. Yoo IRA
Porter Ranch, CA 91326-4035                                                   663                       8.67%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091                                                      729                       9.54%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                                               5,117                      66.97%

Advisor Class
-------------

Sanford Bernstein & Co. LLC
1 N. Lexington Avenue
White Plains, NY 10601-1712                                             1,570,010                       5.52%

            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 2, 2017.

                   AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

            To the knowledge of the Fund, as of October 2, 2017, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of this Fund:


                                                                        Number of
Name and Address                                                        Shares of Class                % of Class
----------------                                                        ---------------                ----------

Class A
-------

Ascensus Trust Company
Bare & Swett Agency Inc. NDFI
Christopher L. McClung
Eureka Springs, AR 72631-9102                                               3,611                      16.62%

Ascensus Trust Company
C/F Jacqueline A. Rossini
IRA Rollover
Holliston, MA 01746-1711                                                    1,740                       8.01%

Ascensus Trust Company
Pope Insurance
Carolyn L. Pope
Englewood, FL 34223-2869                                                   10,173                      46.81%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091                                                    1,982                       9.12%

Class C
-------

AllianceBernstein L.P.
Attn: Brent Mather-Seed Account
1 N. Lexington Avenue
White Plains, NY 10601-1712                                                 1,000                       9.67%

Andrew Krawczyk & Andrea Krawczyk JTWROS
Roseville, MN 55113-4462                                                    1,079                      10.44%

Ascensus Trust Company
C/F Eryn G. Dinyovszky IRA Rollover
Southport, NC 28461-8518                                                      883                       8.54%

Ascensus Trust Company
C/F Filomena I. Koempel Roth IRA
Matawan, NJ 07747-3031                                                        887                       8.58%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                  6,488                      62.76%

Advisor Class
-------------

AllianceBernstein L.P.
Attn: Brent Mather-Seed Account
1 N. Lexington Avenue
White Plains, NY 10601-1712                                               300,952                       7.60%

            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund's outstanding voting securities as of October 2, 2017.

                 AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

            To the knowledge of the Fund, as of October 2, 2017, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of this Fund:


                                                                        Number of
Name and Address                                                        Shares of Class                % of Class
----------------                                                        ---------------                ----------

Class A
-------
AllianceBernstein L.P.
Attn: Brent Mather-Seed Account
1 N. Lexington Avenue
White Plains, NY 10601-1712                                                 1,000                      21.06%

Sixth Avenue Baptist Church
1101 Martin Luther King Jr. Drive SW
Birmingham, AL 35211-2895                                                   3,280                      69.08%

Vito J. Koempel & Filomena I. Koempel JTWROS
Matawan, NJ 07747-3031                                                        468                       9.85%

Class C
-------

AllianceBernstein L.P.
Attn: Brent Mather-Seed Account
1 N. Lexington Avenue
White Plains, NY 10601-1712                                                 1,000                      24.24%

Andrew Krawczyk & Andrea Krawczyk JTWROS
Roseville, MN 55113-4462                                                    1,389                      33.67%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                                  1,736                      42.08%

Advisor Class
-------------

SEI Private Trust Co.
c/o Dubuque Bank
1 Freedom Valley Drive
Oaks, PA 19456-9989                                                     3,169,482                      99.33%

            A shareholder who beneficially owns more than 25% of a Fund's outstanding voting securities is presumed to "control" the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, as of October 2, 2017, the following persons owned of record or beneficially 25% or more of the Fund's outstanding voting securities:



                                                                        Number of
Name and Address                                                        Shares of Class                % of Class
----------------                                                        ---------------                ----------

SEI Private Trust Co.
c/o Dubuque Bank
1 Freedom Valley Drive
Oaks, PA 19456-9989                                                     3,169,482                      99.10%


Custodian and Accounting Agent
------------------------------


            State Street, c/o State Street Corporation CCB/5, 1 Iron Street, Boston, MA 02210 acts as the custodian and as accounting agent for the Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth, Sustainable Global Thematic, Concentrated Growth, Select US Long/Short and Concentrated International Growth, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of each Fund's Directors, State Street may enter into sub-custodial agreements for the holding of the Fund's securities outside of the United States.


            BBH, 50 Post Office Square, Boston, MA 02110, will act as the custodian and as accounting agent for International Growth, Select US Equity, Global Core Equity and International Strategic Core but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, BBH may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

            ABI, an indirect, wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, NY 10105, is the principal underwriter of shares of the Funds. Under the Distribution Services Agreement, the Funds have agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

            Legal matters in connection with the issuance of the shares of the Funds offered hereby are passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, DC 20001.

Independent Registered Public Accounting Firm
---------------------------------------------

            Ernst & Young LLP, 5 Times Square, New York, NY 10036, has been appointed as the independent registered public accounting firm for the Funds.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

            The Funds, the Adviser and ABI have each adopted Codes of Ethics pursuant to Rule 17j-1 of the Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

            The Funds have adopted the Adviser's proxy voting policies and procedures. A description of the Adviser's proxy voting policies and procedures is attached as Appendix A.

            Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or through the Fund's website at www.abfunds.com; or both; and (2) on the SEC's website at www.sec.gov.

Additional Information
----------------------

            Shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Funds with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                        FINANCIAL STATEMENTS AND REPORT
                OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------


The financial statements of each of the Growth Fund, Large Cap Growth, Small Cap Growth, Sustainable Global Thematic and Discovery Growth for the fiscal year ended July 31, 2017 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Funds' annual reports. The annual reports for Small Cap Growth, Growth Fund, Large Cap Growth, Discovery Growth and Sustainable Global Thematic were filed on Form N-CSR with the SEC on October 2, 2017. These reports are available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.abfunds.com.

The financial statements of each of Concentrated Growth, International Growth, Select US Equity, Select US Long/Short, Global Core Equity, International Strategic Core and Concentrated International Growth for the fiscal year ended June 30, 2017 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Funds' annual reports. The annual reports were filed on Form N-CSR with the SEC on August 31, 2017. These reports are available without charge upon request by calling ABIS at
(800) 227-4618 or on the Internet at www.abfunds.com.

                                                                      Appendix A

[A/B](R)
[LOGO]

                         Proxy Voting Policy Statement

Introduction

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients' best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in our Proxy Voting Policy ("Proxy Voting Policy" or "Policy") and this policy statement to our proxy decisions. We believe a company's environmental, social and governance ("ESG") practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm's Statement of Policy Regarding Responsible Investment ("RI Policy").

Our Proxy Voting Policy, which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB's investment management subsidiaries and investment services groups investing on behalf of clients globally. Both this Statement and the Policy are intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting ("Proxy Managers"), in order to ensure that our proxy voting policies and procedures are implemented consistently. Copies of the Policy, the RI Policy and our voting records, as noted below in "Voting Transparency", can be found on our Internet site (www.alliancebernstein.com).

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from the Policy.

Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review this Statement and the Policy no less frequently than annually. In addition, the Proxy Committee meets at least three times a year and as necessary to address special situations.

Research Services

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services ("ISS"). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting Policy. We assess each proxy proposal in light of these principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and voting proposals, and environmental, social and disclosure proposals. The following are examples of specific issues within each of these broad categories:

Board and Director Proposals: Election of Directors
---------------------------------------------------
The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company's shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We consider the election of directors who are "bundled" on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group's qualifications.

Compensation Proposals: Approved Remuneration Reports and Policies
------------------------------------------------------------------
In certain markets, (e.g., Australia, Canada, Germany and the United States), publicly traded issuers are required by law to submit their company's remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company's performance. In other markets, remuneration policy resolutions are binding.

We evaluate remuneration reports and policies on a case-by-case basis, taking into account the reasonableness of the company's compensation structure and the adequacy of the disclosure. Where a company permits retesting of performance-based awards in its compensation plan, we will evaluate the specific terms of the plan, including the volatility of the industry and the number and duration of the retests, before determining whether or not to support the company's remuneration report. We may abstain or vote against a report if disclosure of the remuneration details is inadequate or the report is not provided to shareholders with sufficient time prior to the meeting to consider its terms.

In markets where remuneration reports are not required for all companies, we will support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report. Although say on pay votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company.

Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase
-----------------------------------------------------------------------
We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Auditor Proposals:  Appointment of Auditors
-------------------------------------------
We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.

We recognize that there may be inherent conflicts when a company's independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm's auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company's audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings
-------------------------------------------------------------------------
These proposals allow "qualified shareholders" to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission ("SEC") in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company's annual proxy statement alongside management nominees.

We will generally vote against proposals that use requirements that are stricter than the SEC's framework and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Environmental, Social and Disclosure Proposals: Lobbying and Political Spending
-------------------------------------------------------------------------------
We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

We generally vote proposals in accordance with these guidelines but, consistent with our "principles-based" approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients' best interests.

Conflicts of Interest

As a fiduciary, we always must act in our clients' best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics ("Code") to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients' best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and ISS's recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, is consistent with a client's position and is contrary to ISS's recommendation, we refer to proposed vote to our Independent Compliance Officer for his determination.

In addition, our Proxy Committee takes reasonable steps to verify that ISS continues to be independent, including an annual review of ISS's conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

Voting Transparency

We publish our voting records on our Internet site (www.alliancebernstein.com) quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

                                     PART C
                               OTHER INFORMATION

ITEM 28.    Exhibits
            --------

      (a)   (1)   Articles of Incorporation - Incorporated by reference to
                  Exhibit 1 to Post-Effective Amendment No. 8 of Registrant's
                  Registration Statement on Form N-1A (File Nos. 33-76598 and
                  811-08426), filed with the Securities and Exchange Commission on October 31, 1997.

            (2) Articles of Amendment to Articles of Incorporation dated and filed April 21, 1994 - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 8 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426), filed with the Securities and Exchange Commission on October 31, 1997.

            (3) Articles of Transfer of Registrant dated and filed October 27, 1995 - Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 9 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426), filed with the Securities and Exchange Commission on October 30, 1998.

            (4) Articles Supplementary to Articles of Incorporation of Registrant dated September 30, 1996 and filed October 1, 1996
                  - Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 9 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426), filed with the Securities and Exchange Commission on October 30, 1998.

            (5) Articles of Amendment to Articles of Incorporation dated March 19, 2003 and filed March 20, 2003 - Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 18 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426), filed with the Securities and Exchange Commission on October 31, 2003.

            (6) Articles Supplementary to Articles of Incorporation of the Registrant dated February 17, 2005 and filed February 22, 2005
                  - Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 20 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426), filed with the Securities and Exchange Commission on February 28, 2005.

            (7) Articles of Amendment to Articles of Incorporation of the Registrant dated April 18, 2005 and filed May 13, 2005 - Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 21 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426), filed with the Securities and Exchange Commission on September 2, 2005.


            (8) Articles of Amendment to Articles of Incorporation of the Registrant dated January 20, 2015 and filed January 20, 2015 - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 38 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426), filed with the Securities and Exchange Commission on October 30, 2015.

            (9) Articles Supplementary to Articles of Incorporation of the Registrant dated January 31, 2017 and filed February 3, 2017 - Filed herewith.

      (b) Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 23 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426), filed with the Securities and Exchange Commission on August 30, 2006.

      (c)   Not applicable.


      (d) Advisory Agreement dated April 22, 1994, as amended January 23, 2003 and September 7, 2004 - Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 40 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426), filed with the Securities and Exchange Commission on October 28, 2016.


      (e)   (1)   Distribution Services Agreement between the Registrant and
                  AllianceBernstein Investments, Inc. (formerly known as
                  Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 8 of
                  Registrant's Registration Statement on Form N-1A (File Nos.
                  33-76598 and 811-08426), filed with the Securities and Exchange Commission on October 31, 1997.

            (2) Amendment to Distribution Services Agreement dated July 16, 1996 - Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 7 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426), filed with the Securities and Exchange Commission on October 1, 1996.

            (3) Amendment to Distribution Services Agreement dated January 23, 2003 - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426), filed with the Securities and Exchange commission on January 30, 2003.


            (4) Amendment to Distribution Services Agreement dated March 1, 2005 - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 40 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426), filed with the Securities and Exchange Commission on October 28, 2016.


            (5) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. and selected dealers offering shares of the Registrant - Incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.

            (6) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly, AllianceBernstein Research and Management, Inc.)) and selected agents making available shares of the Registrant - Incorporated by reference to Exhibit
                  (e)(4) to Post-Effective Amendment No. 34 of the Registration Statement on Form N-1A of AllianceBernstein Municipal Income Fund, Inc. (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 28, 2005.

            (7) Selected Dealer Agreement between AllianceBernstein Investments, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated making available shares of the Registrant effective April 30, 2009 - Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.

            (8) Load Fund Operating Agreement between AllianceBernstein Investments, Inc. and Charles Schwab & Co., Inc. making available shares of the Registrant, dated as of June 1, 2007 - Incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.

            (9) Cooperation Agreement between AllianceBernstein Investments, Inc. (formerly, AllianceBernstein Research and Management, Inc.) and UBS AG, dated November 1, 2005 - Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.

      (f)   Not applicable.

      (g)   (1)   Custodian Agreement between the Registrant and Brown Brothers
                  Harriman & Co., dated September 14, 2009 - Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 29 of
                  Registrant's Registration Statement on Form N-1A (File Nos.
                  33-76598 and 811-08426), filed with the Securities and Exchange Commission on November 1, 2010.

            (2) Form of Novation and Amendment Agreement to Custodian Agreement dated, as of September 14, 2009 between the Registrant and Brown Brothers Harriman & Co. - Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 117 of the Registration Statement on Form N-1A of AllianceBernstein Cap Fund, Inc. (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

            (3) Form of Novation and Amendment Agreement to Custodian Agreement effective December 5, 2011 between the Registrant and Brown Brothers Harriman & Co. - Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 117 of Registration Statement on Form N-1A of AllianceBernstein Cap Fund, Inc. (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

            (4) Novation and Amendment Agreement between the Registrant and Brown Brothers Harriman & Co., effective December 3, 2015 - Incorporated by reference to Exhibit (g)(19) to Post-Effective Amendment No. 215 to the Registration Statement on Form N-1A of AB Cap Fund, Inc. (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.


            (5) Form of Novation and Amendment Agreement between the Registrant and Brown Brothers Harriman & Co. - Incorporated by reference to Exhibit (g)(20) to Post-Effective Amendment No. 229 to the Registration Statement on Form N-1A of AB Cap Fund, Inc. (File Nos. 2-29901 and 811-01716, filed with the Securities and Exchange Commission on March 9, 2017.


      (h)   (1)   Transfer Agency Agreement between the Registrant and
                  AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 9 of
                  Registrant's Registration Statement on Form N-1A (File Nos.
                  33-76598 and 811-08426), filed with the Securities and Exchange Commission on October 30, 1998.

            (2)   Amendment to Transfer Agency Agreement dated January 23, 2003
                  - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 17 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426), filed with the Securities and Exchange Commission on January 30, 2003.

      (i)   Opinion and Consent of Seward & Kissel LLP - Filed herewith.

      (j) Consent of Independent Registered Public Accounting Firm - Filed herewith.

      (k)   Not applicable.

      (l)   Not applicable.

      (m)   Rule 12b-1 Plan - See Exhibit (e)(1) hereto.


      (n) Amended and Restated Rule 18f-3 Plan, dated May 5, 2017 - Filed herewith.


      (o)   Reserved.

      (p)   (1)   Code of Ethics for the Fund - Incorporated by reference to
                  Exhibit (p)(1) to Post-Effective Amendment No. 74 of the
                  Registration Statement on Form N-1A of AllianceBernstein Bond
                  Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the
                  Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

            (2) Code of Ethics for the AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 146 of the Registration Statement on Form N-1A of AllianceBernstein Cap Fund, Inc. (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 26, 2014.

      Other Exhibits:


            Powers of Attorney for: John H. Dobkin, Michael J. Downey, William
            H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert M. Keith, Carol C. McMullen, Garry L. Moody, Marshall C. Turner, Jr. and Earl
            D. Weiner - Filed herewith.


ITEM 29.    Persons Controlled by or under Common Control with Registrant.

            None.

ITEM 30.    Indemnification.

      It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a) in response to Item 28, Article IX of Registrant's Amended and Restated Bylaws, filed as Exhibit (b) in response to
Item 28, and Section 10 of the proposed Distribution Services Agreement, filed as Exhibit (e)(1) in response to Item 28, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement, filed as Exhibit (d) in response to Item 28, as set forth below.

Article EIGHTH of the Registrant's Articles of Incorporation reads as follows:


      "(1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not that person is a director or officer at the time of any proceeding in which liability is asserted.

      (2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland Corporation Law.


      (3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      (4) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment."

Article IX of the Registrant's Amended and Restated By-Laws reads as follows:

      "To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

      Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption."

      The Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect AllianceBernstein L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

      The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. ("ABI") (formerly known as Alliance Fund Distributors, Inc.) provides that the Registrant will indemnify, defend and hold ABI, and any person who controls it within the meaning of
      Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

      The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, Amended and Restated By-Laws, the Advisory Agreement between Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between Registrant and ABI which are filed herewith as Exhibits (a), (b), (d) and (e) respectively, in response to
      Item 28 and each of which are incorporated by reference herein.

      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

      In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

      The Registrant participates in a joint directors' liability insurance policy issued by the ICI Mutual Insurance Company. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each participating investment company. In addition, the Adviser's liability insurance policy, which is issued by a number of underwriters, including Greenwich Insurance Company as primary underwriter, extends to officers of the Registrant and such officers are covered up to the limits specified for any claim against them for acts committed in their capacities as officers of the investment companies sponsored by the Adviser.

ITEM 31.    Business and Other Connections of Investment Adviser.
            ----------------------------------------------------

            The descriptions of AllianceBernstein L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

            The information as to the directors and executive officers of AllianceBernstein L.P., set forth in its Form ADV filed with the Securities and Exchange Commission on March 31, 2014 (File No. 801-56720) and amended through the date hereof, is incorporated by reference.

ITEM 32.    Principal Underwriters.
            ----------------------

            (a) ABI, the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI is the Principal Underwriter or Distributor for the following investment companies:


            AB Bond Fund, Inc.
            AB Cap Fund, Inc.
            AB Core Opportunities Fund, Inc.
            AB Corporate Shares
            AB Discovery Growth Fund, Inc.
            AB Equity Income Fund, Inc.
            AB Fixed-Income Shares, Inc.
            AB Global Bond Fund, Inc.
            AB Global Real Estate Investment Fund, Inc.
            AB Global Risk Allocation Fund, Inc.
            AB Government Exchange Reserves
            AB High Income Fund, Inc.
            AB Institutional Funds, Inc.
            AB Intermediate California Municipal Portfolio(1)
            AB Intermediate Diversified Municipal Portfolio(1)
            AB Intermediate New York Municipal Portfolio(1)
            AB International Portfolio(2)
            AB Large Cap Growth Fund, Inc.
            AB Municipal Income Fund, Inc.
            AB Municipal Income Fund II
            AB Relative Value Fund, Inc.
            AB Short Duration Portfolio(3)
            AB Sustainable Global Thematic Fund, Inc.
            AB Tax-Managed International Portfolio(4)
            AB Trust
            AB Unconstrained Bond Fund, Inc.
            AB Variable Products Series Fund, Inc.
            Emerging Markets Portfolio(5)
            Sanford C. Bernstein Fund II, Inc.
            The AB Portfolios


__________________________________
(1) This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B, C and Advisor Class Shares.

(2) This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Classes A, B, C, R and Z Shares.

(3) This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Classes A, B, C and R Shares.

(4) This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Classes A, B, C and Z Shares.

(5) This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Class Z Shares.


            (b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, NY 10105.


                            POSITIONS AND                    POSITIONS AND
                            OFFICES WITH                     OFFICES WITH
NAME                        UNDERWRITER                      REGISTRANT
----                        -----------                      ----------

Directors
---------

Robert M. Keith             Director                         President and Chief
                                                             Executive Officer

Mark R. Manley              Director, and Secretary

Christopher Bricker         Director

Edward J. Farrell           Director, Senior Vice President
                            and Controller and Chief
                            Accounting Officer

Officers
--------

Christopher C. Thompson     Senior Vice President and
                            Chief Executive Officer

Emilie D. Wrapp             Senior Vice President,           Secretary
                            Assistant General Counsel
                            and Assistant Secretary

Laurence H. Bertan          Senior Vice President
                            and Assistant Secretary

Peter G. Callahan           Senior Vice President

Kevin T. Cannon             Senior Vice President

Nelson Kin Hung Chow        Senior Vice President

Flora Chi Ju Chuang         Senior Vice President

Russell R. Corby            Senior Vice President

Jose Cosio                  Senior Vice President

John W. Cronin              Senior Vice President

Silvio Cruz                 Senior Vice President

Christine M. Dehil          Senior Vice President

John C. Endahl              Senior Vice President

John Edward English         Senior Vice President

Daniel Ennis                Senior Vice President

Robert K. Forrester         Senior Vice President

Mark A. Gessner             Senior Vice President

Kenneth L. Haman            Senior Vice President

Michael S. Hart             Senior Vice President

Ajai M. Kaul                Senior Vice President

Scott M. Krauthamer         Senior Vice President

Jonathan M. Liang           Senior Vice President

Karen (Yeow Ping) Lim       Senior Vice President

James M. Liptrot            Senior Vice President and
                            Assistant Controller

William Marsalise           Senior Vice President

Brendan Murray              Senior Vice President

Joanna D. Murray            Senior Vice President

John J. O'Connor            Senior Vice President

Suchet Padhye (Pandurang)   Senior Vice President

Guy Prochilo                Senior Vice President

John D. Prosperi            Senior Vice President

Kevin Rosenfeld             Senior Vice President

Miguel A. Rozensztroch      Senior Vice President

Elizabeth M. Smith          Senior Vice President

Christian G. Wilson         Senior Vice President

Derek Yung                  Senior Vice President

Eric Anderson               Vice President

Constantin L. Andreae       Vice President

DeAnna D. Beedy             Vice President

Christopher M. Berenbroick  Vice President

Chris Boeker                Vice President

Brandon W. Born             Vice President

James J. Bracken            Vice President

Corey S. Beckerman          Vice President

Robert A. Brazofsky         Vice President

Friederike Grote Brink      Vice President

Richard A. Brink            Vice President

James Broderick             Vice President

Steven B. Bruce             Vice President

Michael A. Capella          Vice President

Christopher J. Carrelha     Vice President

Tso Hsiang Chang            Vice President

Mikhail Cheskis             Vice President

Peter T. Collins            Vice President

Joseph (Don) Connell        Vice President

Dwight P. Cornell           Vice President

Nora E. (Murphy) Connerty   Vice President

Massimo Dalla Vedova        Vice President

Francesca Dattola           Vice President

Kevin M. Dausch             Vice President

Frank de Wit                Vice President

Marc J. Della Pia           Vice President

Patrick R. Denis            Vice President

Ralph A. DiMeglio           Vice President

Joseph T. Dominguez         Vice President

Barbara Anne Donovan        Vice President

Sarah Entzeroth Hartzke     Vice President

Gregory M. Erwinski         Vice President

Susan A. Flanagan           Vice President

Carey Fortnam               Vice Presdient

Eric C. Freed               Vice President                   Assistant Secretary

Yuko Funato                 Vice President

Kimberly A. Collins Gorab   Vice President

Joseph Haag                 Vice President

Brian P. Hanna              Vice President

Kenneth Handler             Vice President

Terry L. Harris             Vice President

Nancy E. Hay                Vice President                   Assistant Secretary

Philippe Hemery             Vice President

Olivier Herson              Vice President

Alexander Hoffmann          Vice President

Brian Horvath               Vice President

Eric S. Indovina            Vice President

Tina Kao                    Vice President

Jeffrey Kelly               Vice President

Gunnar Knierim              Vice President

Anthony D. Knight           Vice President

Tomas Kukla                 Vice President

Stephen J. Laffey           Vice President and Counsel       Assistant Secretary

Christopher J. Larkin       Vice President

Chang Hyun Lee              Vice President

Ginnie Li                   Vice President

Albert Yen Po Lien          Vice President

Jim Lui (Chi-Hsiung)        Vice President

Darren L. Luckfield         Vice President

Matthew J. Malvey           Vice President

Robert Mancini              Vice President

Todd Mann                   Vice President

Osama Mari                  Vice President

Nicola Meotti               Vice President

Yuji Mihashi                Vice President

Aimee Minora                Vice President

David Mitchell              Vice President

Benjamin Moore              Vice President

Paul S. Moyer               Vice President

Jennifer A. Mulhall         Vice President

Masaru Nakabachi            Vice President

Robert D. Nelms             Vice President

Jamie A. Nieradka           Vice President

Masaki Nishino              Vice President

Bryan R. Pacana             Vice President

Alex E. Pady                Vice President

David D. Paich              Vice President

Kim Chu Perrington          Vice President

Jared M. Piche              Vice President

Jeffrey Pietragallo         Vice President

Joseph J. Proscia           Vice President

Damien Ramondo              Vice President

Carol H. Rappa              Vice President

Jessie A. Reich             Vice President

Lauryn A. Rivello           Vice President

Claudio Rondolini           Vice President

David Saslowsky             Vice President

Richard A. Schwam           Vice President

Craig Schorr                Vice President

Karen Sirett                Vice President

John F. Skahan              Vice President

Chang Min Song              Vice President

Daniel L. Stack             Vice President

Jason P. Stevens            Vice President

Scott M. Tatum              Vice President

Louis L. Tousignant         Vice President

Christian B. Verlingo       Vice President

Wendy Weng                  Vice President

Stephen M. Woetzel          Vice President                  Assistant Controller

Isabelle (Hsin-I) Yen       Vice President

Oscar Zarazua               Vice President

Martin J. Zayac             Vice President

Douglas E. Buckley          Assistant Vice President

Daisy (Sze Kie) Chung       Assistant Vice President

Isabelle Husson             Assistant Vice President

Charissa A. Pal             Assistant Vice President

Brian W. Paulson            Assistant Vice President

Pablo Perez                 Assistant Vice President

Matthew L. Santora          Assistant Vice President

Michiyo Tanaka              Assistant Vice President

Miyako Taniguchi            Assistant Vice President

Laurence Vandecasteele      Assistant Vice President

William Wielgolewski        Assistant Vice President

Henry M. Winchester         Assistant Vice President

Matthew J. Wrzesniewsky     Assistant Vice President

Colin T. Burke              Assistant Secretary


      (c)   Not applicable.

ITEM 33.    Location of Accounts and Records.

            The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003 and at the offices of Brown Brothers Harriman & Co., the Registrant's custodian, 40 Water Street, Boston, MA 02109. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

ITEM 34.    Management Services.

            Not applicable.

ITEM 35.    Undertakings.

            Not Applicable.

                                   SIGNATURES
                                   ----------


            Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on the 30th day of October, 2017.


                                              AB INTERNATIONAL GROWTH FUND, INC.

                                              By:  /s/ Robert M. Keith*
                                                     -------------------
                                                     Robert M. Keith
                                                     President

            Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      Signature                         Title                Date
      ---------                         -----                ----

1.    Principal Executive Officer:


      Robert M. Keith*                  President and        October 30, 2017
      ---------------                   Chief Executive
      Robert M. Keith                   Officer


2.    Principal Financial
      and Accounting
      Officer:


      /s/  Joseph J. Mantineo           Treasurer and        October 30, 2017
      -----------------------           Chief Financial
           Joseph J. Mantineo           Officer


3.    All of the Directors:
      --------------------

      John H. Dobkin*
      Michael J. Downey*
      William H. Foulk, Jr.*
      D. James Guzy*
      Nancy P. Jacklin*
      Robert M. Keith*
      Carol C. McMullen*
      Garry L. Moody*
      Marshall C. Turner, Jr.*
      Earl D. Weiner*


      *By:/s/  Stephen J. Laffey                             October 30, 2017
          ----------------------
               Stephen J. Laffey
               (Attorney-in-fact)

                               Index To Exhibits
                               -----------------

Exhibit No.            Description of Exhibits
-----------            -----------------------


(a)(9)                 Articles Supplementary to the Articles of Incorporation


(i)                    Opinion and Consent of Seward & Kissel LLP

(j)                    Consent of Independent Registered Public Accounting Firm


(n)                    Amended and Restated Rule 18f-3 Plan

Other Exhibits         Powers of Attorney